UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2025

COMSCORE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33520	54-1955550
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

(Address of principal executive offices, including zip code)

(703) 438-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Stock Exchange Agreements

On September 26, 2025, comScore, Inc. (the “Company”) entered into separate Stock Exchange Agreements (individually, an “Exchange Agreement” and collectively, the “Exchange Agreements”) with each of Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”), Liberty Broadband Corporation, a Delaware corporation (“Liberty”), and Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine” and together with Charter and Liberty, referred to herein collectively as the “Stockholders” and individually as a “Stockholder”), pursuant to which, among other things, at the closing of the transactions contemplated thereby (the “Closing”), and on the terms and subject to the conditions set forth therein, each Stockholder will exchange the 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) currently owned by such Stockholder for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”), which Series C Preferred Stock will be convertible into shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) in accordance with the terms of the Certificate of Designations of Series C Preferred Stock in substantially the form attached to the Exchange Agreements (the “Certificate of Designations”) and (ii) 3,286,825 shares of Common Stock (the “Exchange Common Stock”, and such transactions, collectively, the “Exchange”).

Previously, the Board of Directors of the Company (the “Board”) established a Special Committee of the Board consisting of “disinterested directors” (as defined in Section 144(e)(4) of the Delaware General Corporation Law) (the “Special Committee”) to consider, review and evaluate, and if deemed sufficiently attractive by the Special Committee, negotiate and determine the advisability of, one or more potential transactions involving the Company. After considering various factors, receiving advice from independent advisors, and evaluating the material terms and conditions of the Exchange and related matters, the Special Committee unanimously determined that (a) the Exchange Agreements, (b) the Support Agreements, the Stockholders Agreement, the RRA Amendment and the Certificate of Designations (each as defined herein, and collectively with the Exchange Agreements, the “Exchange Documents”), (c) the Certificate of Amendment (as defined below) (d) the Certificate of Elimination (as defined below), and (e) the Exchange, are advisable, fair to, and in the best interests of the Company and the holders of Common Stock other than the Stockholders. The Board, acting upon the recommendation of the Special Committee, unanimously (A) approved and authorized the Company’s (i) entry into each of the Exchange Documents, the Certificate of Amendment and the Certificate of Elimination and (ii) consummation of the transactions contemplated by the Exchange, (B) directed submission to the stockholders of the Company for approval (i) the Exchange Documents, the Certificate of Amendment and the Exchange and (ii) the issuance of Series C Preferred Stock and Common Stock in the Exchange (the “Issuance”) in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), and (C) directed submission of the Exchange Documents and the Exchange for approval by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company, and, in each case, unanimously recommended that the stockholders vote in favor of each such proposal (such approvals in clauses (B) and (C), collectively, the “Stockholder Approvals”).

Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Exchange Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Conditions to the Closing

The Closing is subject to various customary mutual closing conditions, including, among others, (a) the Company’s receipt of the Stockholder Approvals at a meeting of the Company’s stockholders (the “Company Stockholders Meeting”) and (b) the absence of legal restraints. The obligations of each Stockholder, on the one hand, and the Company, on the other hand, to consummate the Closing are further subject to the satisfaction by the Company and such Stockholder of additional conditions to Closing, including, among others, the accuracy of representations and warranties subject to negotiated qualifiers, the performance of covenants in all material respects, the delivery of customary closing deliverables, the approval for listing on Nasdaq of the Exchange Common Stock and the shares of Common Stock underlying the Series C Preferred Stock, the contemporaneous consummation of the Exchange by each of the Stockholders and the effectiveness of the Financing Amendment (as defined below).

Termination Rights

The Exchange Agreements contain certain termination rights for the Company and each of the Stockholders with respect to each such Stockholder’s Exchange Agreement, including, among other things: (a) by mutual written agreement of a Stockholder and the Company; (b) by a Stockholder or the Company in the event of a permanent legal restraint; (c) by a Stockholder or the Company if the Closing has not occurred by September 26, 2026; (d) by a Stockholder or the Company if the Company fails to obtain the Stockholder Approvals at the Company Stockholder Meeting; (e) by a Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the applicable Exchange Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; (f) by the Company if a Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in the applicable Exchange Agreement, which breach or failure to perform would result in a failure of a closing condition, subject to cure rights; and (h) by a Stockholder or the Company if any of the other Exchange Agreements are terminated, in each case, on the terms and subject to the conditions as more particularly set forth therein.

Other Terms of the Exchange Agreements

The Exchange Agreements contain customary representations and warranties from the Stockholders and the Company, and each party has agreed to covenants, including, among others, covenants relating to (a) the use of reasonable best efforts to obtain approval for listing on Nasdaq, subject to notice of issuance, of the Exchange Common Stock and the shares of Common Stock underlying the Series C Preferred Stock; (b) the preparation of a proxy statement and holding of the Company Stockholders Meeting; and (c) the composition of the Board immediately after the Closing. Each party has also agreed, on behalf of itself and certain related parties, to a release of claims relating to the ownership and transfer of the existing shares of Series B Preferred Stock, subject to certain exceptions. Provided that the Closing occurs, the Company has also agreed to make a one-time cash payment to each of the Stockholders in the amount of $2,000,000 on June 30, 2028, whether or not the Stockholder continues to own any securities of the Company on such date.

The foregoing summary of the Exchange Agreements and the transactions contemplated by the Exchange Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreements with Charter, Liberty and Pine, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Support Agreements

On September 26, 2025, in connection with the execution of the Exchange Agreements, the Company entered into separate Stockholder Support Agreements (individually, a “Support Agreement” and collectively, the “Support Agreements”), pursuant to which, among other things, the Stockholders agreed to, at the Company Stockholders Meeting, vote in favor of the approval of (a) the Issuance, (b) the Certificate of Amendment and (c) any other proposal put forth by the Company in connection with the Exchange, except that the Stockholders will vote to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company. Moreover, the Stockholders’ voting obligations are subject to the terms and conditions contained in the Existing SHA (as defined below) and the existing Certificate of Designations for the Series B Preferred Stock. The Stockholders also agreed to provide written consent in connection with the Certificate of Amendment, the issuance of Series C Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreements pursuant to Section 4.1 of the Amended and Restated Stockholders Agreement, dated as of July 24, 2024, between the Company and the Stockholders (the “Existing SHA”).

Under the Support Agreements, the Stockholders have agreed not to, directly or indirectly, Transfer (as defined in the Support Agreements) any shares of Common Stock or Series B Preferred Stock that such Stockholders are entitled to vote on the matters submitted to the Company’s stockholders at the Company Stockholders Meeting.

Each Support Agreement terminates upon the termination of the applicable Exchange Agreement.

The foregoing summary of the Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreements with Charter, Liberty and Pine, which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Stockholders Agreement

At the Closing, the Company and the Stockholders will enter into a Second Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, among other things, immediately following the Closing, the Company is obligated to take all necessary action to ensure that the Board and certain committees thereof consist of the individuals set forth therein, including the applicable designees of each Stockholder, in each case, as more particularly set forth in the Stockholders Agreement. Upon Closing, the Board will consist of seven total directors: one designee of each Stockholder, one Additional Director (as defined below), and three directors who are not (a) a designee of any Stockholder or (b) for so long as the Stockholders have the ability to designate at least one director pursuant to the Stockholders Agreement, an individual who is an affiliate of such Stockholders (the “Unaffiliated Directors”), including the chief executive officer of the Company.

Following Closing, the Stockholders Agreement provides that the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (a) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (b) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of Closing.

Under the Stockholders Agreement, the Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election that number of individuals designated by a Stockholder that, if elected, would result in one designee of such Stockholder serving on the Board until such time as such Stockholder beneficially owns Voting Stock (as defined in the Stockholders Agreement) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), after which time such Stockholder will no longer have any rights to designate an individual to serve on the Board thereunder.

Under the Stockholders Agreement, the Company is obligated to take all necessary action (to the extent not prohibited by applicable law) to (i) cause the Board to nominate for election that number of individuals nominated by the Stockholders (or to the extent that any Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only the Stockholders that continue to hold Voting Stock representing at least 7.5% of the outstanding shares of Common Stock) that, if elected, would result in one additional director (the “Additional Director”) serving on the Board and (ii) unless otherwise agreed, cause the Board to designate the Additional Director as the chair of the Board, in each case until such time as the Stockholders beneficially own Voting Stock representing (in the aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis).

Pursuant to the Stockholders Agreement, if one of the Stockholders (the “Buying Stockholder”) acquires from one of the other Stockholders (the “Selling Stockholder”) 100% of the shares of (a) Series C Preferred Stock (or Common Stock issued or issuable in respect of such Series C Preferred Stock) and (b) Exchange Common Stock, in each case, held by such Selling Stockholder as of the Closing Date after giving effect to the Exchange, the Selling Stockholder will be obligated to take all necessary action to cause its designated director to resign, and the Company will be obligated to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one additional person designated by the Buying Stockholder to fill such newly created vacancy until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis). In no event, however, shall a Stockholder be entitled to designate or nominate a number of directors that would constitute a majority of the Board.

Under the Stockholders Agreement, each Stockholder is obligated to vote any shares of Common Stock or Series C Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which the Stockholder is entitled to vote. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any Common Stock beneficially owned, directly or indirectly, by the Stockholders and their permitted transferees) voted on the relevant matters.

Pursuant to the Stockholders Agreement and subject to customary exceptions, each Stockholder agrees not to Transfer (as defined in the Stockholders Agreement) (a) any shares of Exchange Common Stock for a period of six months following the Closing Date or (b) any shares of Common Stock issued upon voluntary conversion of Series C Preferred Stock for a period of six months following the applicable conversion date, in each case, unless the per-share price paid in connection with such Transfer equals or exceeds $12.50.

Pursuant to the Stockholders Agreement, until such time as a Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder will be subject to customary standstill restrictions, in accordance with which the Stockholder and its affiliates will not, among other things and subject to exceptions set forth in the Stockholders Agreement: (a) acquire any equity securities of the Company such that after such acquisition the Stockholder and its affiliates (or any direct or indirect parent of such Stockholder) would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis), (b) publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company, or (c) make, or in any way participate in, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Securities Exchange Act of 1934, as amended) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director of the Board.

Pursuant to the Stockholders Agreement, in the event that a Stockholder contemplates Transferring any shares of Series C Preferred Stock or Common Stock to another Person, the other Stockholders will each have a right of first refusal to purchase any or all of their respective pro rata portions of such shares of Series C Preferred Stock or Common Stock, subject to exceptions set forth in the Stockholders Agreement. Additionally, consistent with the Existing SHA, if the Company contemplates the sale or other disposition of any patents, Charter will have a right of first offer and a right of first refusal to acquire such patents, on the terms and subject to exceptions as more particularly set forth in the Stockholders Agreement.

Under the Stockholders Agreement, consistent with the Existing SHA, the prior written consent of each Stockholder is required for the Company to effect or validate certain enumerated actions for so long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis).

The Stockholders Agreement will terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder. The Stockholders Agreement will terminate automatically as to any particular Stockholder and certain transferees at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis).

The foregoing summary of the Stockholders Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final form of the Stockholders Agreement, which is attached to the Exchange Agreements filed herewith and is incorporated herein by reference.

Amendment to Registration Rights Agreement

At the Closing, the Company will amend its Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the other parties thereto (the “RRA”, and such amendment, the “RRA Amendment”). The RRA Amendment, among other things, will amend the definition of “Registrable Securities” under the RRA to include shares of Series C Preferred Stock and shares of Common Stock issued upon conversion of the Series C Preferred Stock.

The foregoing summary of the RRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final form of the RRA Amendment, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Certificate of Designations Designating the Series C Preferred Stock

At the Closing, the Company will file with the Secretary of State of the State of Delaware a Certificate of Designations of Series C Preferred Stock designating the Series C Preferred Stock and establishing the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of shares of Series C Preferred Stock. The Certificate of Designations will become effective upon filing.

The Series C Preferred Stock will rank senior to shares of Common Stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and will rank junior to all secured and unsecured indebtedness. The Series C Preferred Stock will have a liquidation preference equal to the purchase price ($14.50 per share). The holders of Series C Preferred Stock will be entitled to participate in all dividends declared on the Common Stock on an as-converted basis.

Subject to certain anti-dilution adjustments, the Series C Preferred Stock will be convertible at the option of the holders at any time into a number of shares of Common Stock equal to the Conversion Rate (as defined in the Certificate of Designations), provided that each holder will receive cash in lieu of fractional shares (if any), and provided further that no holder will be entitled to convert Series C Preferred Stock in an amount that would cause such holder to beneficially own immediately following such conversion more than 49.99% of the then-outstanding shares of Common Stock.

If the VWAP (as defined in the Certificate of Designations) per share of Common Stock for any calendar quarter ending after the six-month anniversary of the Closing Date (a “Conversion Quarter”) is greater than the Mandatory Conversion Price (as defined in the Certificate of Designations) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Stockholder (the “Disinterested Directors”) so direct, the Company shall convert into shares of Common Stock, on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined in the Certificate of Designations), up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Closing Date on a date selected by the Company that is within six months after the last day of the Conversion Quarter, provided that if the conversion of a holder’s pro rata share of the then-outstanding shares of Series C Preferred Stock would cause such holder to beneficially own immediately following such conversion more than 49.99% of the then-outstanding shares of Common Stock, the number of such holder’s shares of Series C Preferred Stock that may be converted will be reduced to the greatest number of shares that would cause such holder to beneficially own immediately following such conversion no more than 49.99% of the then-outstanding shares of Common Stock.

If the Company undergoes certain change of control transactions, (a) each holder of outstanding shares of Series C Preferred Stock will have the option to require the Company to purchase any or all of its shares of Series C Preferred Stock at a purchase price per share equal to the Liquidation Preference (as defined in the Certificate of Designations) (“Change of Control Put”) and (b) to the extent that a holder has not exercised the Change of Control Put, the Company will have the right to redeem, subject to the holder’s right to convert prior to such redemption, all of such holder’s shares of Series C Preferred Stock that are not subject to a Change of Control Put, at a redemption price per share equal to the Liquidation Preference (“Change of Control Call”). If the Company does not pay the amounts due in connection with a Change of Control Put or Change of Control Call in full when due, such unpaid amount will accrue interest at a rate of 9.5% per annum until such shares are repurchased.

The holders of shares of Series C Preferred Stock will initially have one vote per share (subject to adjustment in accordance with the Certificate of Designations) and will be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of capital stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock. However, to the extent that the Series C Preferred Stock and any shares of Common Stock held as of the Closing Date by a Stockholder, together with certain transferees and affiliates, would represent voting rights with respect to more than 16.66% of the Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Stockholder will not be permitted to exercise the voting rights with respect to any shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a neutral manner. To the extent that a holder acquires shares of Series C Preferred Stock from another holder, the acquiring holder’s Voting Threshold will be increased proportionately based on the number of shares that such holder acquires and the disposing holder’s Voting Threshold will be decreased proportionately, such that the aggregate Voting Threshold of all holders does not exceed 49.99%.

The foregoing summary of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final form of the Certificate of Designations, which is attached to the Exchange Agreements filed herewith and is incorporated herein by reference.

Financing Amendment

On September 26, 2025, in connection with the execution of the Exchange Agreements, the Company entered into an amendment (the “Financing Amendment”) to its Financing Agreement, dated as of December 31, 2024, among the Company, each subsidiary of the Company from time to time party thereto as a guarantor, each lender from time to time party thereto, and Blue Torch Finance LLC, as administrative agent and collateral agent (the “Financing Agreement”). Among other things, the Financing Amendment amends the Financing Agreement to permit the Exchange and the issuance of Series C Preferred Stock in connection with the Exchange.

The foregoing summary of the Financing Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Financing Amendment, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities of the Company that will be issued as part of the Issuance will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the composition of the Board upon Closing is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year.

Certificate of Elimination

In connection with the Closing, the Company will execute and file a Certificate of Retirement and Elimination of Designation of Series B Convertible Preferred Stock (the “Certificate of Elimination”), retiring the shares of Series B Preferred Stock acquired by the Company pursuant to the Exchange Agreements and eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations of Series B Preferred Stock, as filed with the Secretary of State of the State of Delaware on March 10, 2021, as amended.

The foregoing summary of the Certificate of Elimination does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final form of the Certificate of Elimination, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Certificate of Amendment

To have a sufficient number of authorized shares of Preferred Stock and Common Stock available into which shares of Series C Preferred Stock may be converted, the Company will execute and file the Certificate of Designations and a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”). The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the substantially final form of the Certificate of Amendment, which is attached to the Exchange Agreements filed herewith and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 29, 2025, the Company issued a press release announcing the Exchange. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, the Company’s expectations, plans and opinions regarding the proposed Exchange, Exchange terms and related matters; the Stockholder Approvals; and post-transaction Board composition. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, changes in the Exchange and related terms; failure to obtain required Stockholder Approvals or “disinterested stockholder” approval; failure to receive any required government authorizations or customer, vendor or debtholder consents; delays in closing the transaction; changes in the Company’s business; external market conditions; and the Company’s ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to the Company’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that the Company makes from time to time with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website (www.sec.gov).

Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this report, or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it

This communication does not constitute a solicitation of any vote.

This communication may be deemed to be solicitation material in respect of the proposed transaction. The Company intends to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies by the Company in connection with the proposed transaction. The Company also intends to file other relevant documents with the SEC regarding the proposed transaction. The definitive Proxy Statement will be provided to the Company’s stockholders when available. Before making any voting decision with respect to the proposed transaction, stockholders of the Company are urged to read the definitive Proxy Statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction.

The Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from the Company at www.comscore.com or by directing a request to the Company’s Investor Relations team at investor@comscore.com or by calling (617) 466-9257.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 30, 2025, and in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 6, 2025. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Form of Certificate of Retirement and Elimination of Designation of Series B Convertible Preferred Stock of comScore, Inc.

10.1	Stock Exchange Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Charter Communications Holding Company, LLC

10.2	Stock Exchange Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Liberty Broadband Corporation

10.3	Stock Exchange Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Pine Investor, LLC

10.4	Stockholder Support Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Charter Communications Holding Company, LLC

10.5	Stockholder Support Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Liberty Broadband Corporation

10.6	Stockholder Support Agreement, dated as of September 26, 2025, by and between comScore, Inc. and Pine Investor, LLC

10.7	Form of First Amendment to Registration Rights Agreement, by and between comScore, Inc., Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC

10.8	Amendment No. 1 to Financing Agreement, dated as of September 26, 2025, by and between comScore Inc., each subsidiary of comScore, Inc. from time to time party thereto as a guarantor, each lender from time to time party thereto, and Blue Torch Finance LLC

99.1	Press Release, dated September 29, 2025

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer

Date: September 29, 2025

Exhibit 3.1

CERTIFICATE OF RETIREMENT AND

ELIMINATION OF DESIGNATION

of

SERIES B CONVERTIBLE

PREFERRED STOCK

of

COMSCORE, INC.

(Pursuant to Section 151(g) of the

General Corporation Law of the State of Delaware)

comScore, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), HEREBY CERTIFIES AS FOLLOWS:

1.

Pursuant to authority vested in the Board of Directors of the Company (the “Board”) by the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), and pursuant to the provisions of Section 151 of the DGCL, the Board, by resolutions previously duly adopted, authorized the issuance of 105,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and created and authorized the issuance of a series of Preferred Stock designated as Series B Convertible Preferred Stock (the “Series B Preferred Stock”), subject to the Certificate of Designations of Series B Preferred Stock (the “Certificate of Designations”), as filed with the Secretary of State of the State of Delaware on March 10, 2021, as amended.

2.

Pursuant to each Stock Exchange Agreement, dated as of September 26, 2025, by and between the Company and the stockholder party thereto (the “Exchange Agreements”), all issued and outstanding shares of the Series B Preferred Stock have been reacquired by the Company.

3.

The Board deems it in the best interest of the Company to retire the shares of Series B Preferred Stock acquired pursuant to the Exchange Agreements and to eliminate from the Certificate of Incorporation, the Certificate of Designations with respect to the Series B Preferred Stock.

4.	Pursuant to the provisions of Sections 151(g), 243 and 244 of the DGCL, the Board adopted the following resolutions thereby eliminating the Series B Preferred Stock:

RESOLVED FURTHER, that the shares of Series B Preferred Stock held by the Company are hereby retired and cancelled;

RESOLVED FURTHER, that none of the authorized shares of Series B Preferred Stock are outstanding and none of the authorized shares of Series B Preferred Stock will be issued subject to the Certificate of Designations;

RESOLVED FURTHER, that the Company be, and hereby is, authorized and directed to file with the Secretary of State of the State of Delaware a certificate (the “Certificate of Retirement and Elimination”) containing these resolutions, with the effect under the DGCL of eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations; and

RESOLVED FURTHER, that the officers of the Company are, and each of them hereby is, authorized and directed, for and on behalf of the Company and in its name, to execute and file the Certificate of Retirement and Elimination at such time as they deem appropriate, and to take such further actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolutions in accordance with the applicable provisions of the DGCL.

5.

Pursuant to the provisions of Section 151(g) of the DGCL, all references to the Series B Preferred Stock in the Certificate of Incorporation, including the Certificate of Designations, are hereby eliminated, and the shares that were designated to such series are hereby returned to the status of authorized but unissued shares of Preferred Stock of the Company, without designation as to series.

IN WITNESS WHEREOF, COMSCORE, INC. has caused this Certificate of Retirement and Elimination of Designation to be duly executed by an authorized officer of the Company on this [__] day of [_______].

COMSCORE, INC.

By:
Name:
Title:

Exhibit 10.1

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, the Stockholder acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

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(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available

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to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

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(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not

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reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

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4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

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(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact

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required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

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(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

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(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

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(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

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(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

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(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

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(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

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(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

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With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [_______]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [_______]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

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(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

CHARTER COMMUNICATIONS HOLDING
COMPANY, LLC
By: CHARTER COMMUNICATIONS, INC., ITS
MANAGER

By:	/s/ Jeffrey B. Murphy
Name:	Jeffrey B. Murphy
Title:	SVP, Corporate Finance & Development

Address:	400 Washington Blvd.
Stamford, CT 06902

E-mail:	[_______]

Phone:	[_______]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [______] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

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“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

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“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

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“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

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“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of

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Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

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“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

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“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [_____] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

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SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

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(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause

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multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

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The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

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(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

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(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen (15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

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(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of such accrued interest, for the period from and

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including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

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Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

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Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

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Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

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Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

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To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

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(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

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(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

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(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any

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shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

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(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

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SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a

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change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [_______], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents,

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stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders

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Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [__] day of [______].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[See attached.]

Exhibit C

Certificate of Amendment of

Amended and Restated

Certificate of Incorporation

of comScore, Inc.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That on September 25, 2025, the Board of Directors (the “Board”) of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [•], upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: This Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

FOURTH: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. 46,000,000 shares shall be Common Stock, par value $0.001 per share, and 14,000,000 shares shall be Preferred Stock, par value $0.001 per share.

FIFTH: That Section C of Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. No Action by Written Consent of Stockholders. Except as otherwise provided in any certificate of designations in respect of a series of Preferred Stock of the Corporation, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

SIXTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [•] day of [•].

By:
Name:
Title:

EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [•] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

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“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

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“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

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(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

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(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

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“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

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“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

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“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

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“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

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“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

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“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

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“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [______] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [______], (iii) the compensation committee of the Board shall initially consist of the following directors: [______], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [______], and (v) [______] shall serve as the Chair of the Board. Of the Initial Directors, [______] is deemed to be the Charter Director, [______] is deemed to be the Liberty Broadband Director, [______] is deemed to be the Cerberus Director, [______] is deemed to be the Additional Director and [_____], [_____] and [_____] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

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(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

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(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

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(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

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(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’ fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

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(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt

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of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

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(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

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(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

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Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such

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shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

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(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

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Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

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ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

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(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares

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of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

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(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

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(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

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Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

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Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

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(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

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Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

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(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to

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the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case

37

(provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company,
LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

Exhibit 10.2

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”), acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”), pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Qurate Stockholder, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Preferred Stock to the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

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(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available

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to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

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(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not

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reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

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4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

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(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact

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required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

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(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

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(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

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(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

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(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

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(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

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(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

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(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

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With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [_______]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [_______]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

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(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

LIBERTY BROADBAND CORPORATION

By:	/s/ Craig Troyer
Name:	Craig Troyer
Title:	Senior Vice President

Address:	12300 Liberty Boulevard
Englewood, CO 80112

E-mail:	[_______]

Phone:	[_______]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [______] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

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“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

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“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

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“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

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“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of

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Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

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“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

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“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [_____] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

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SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

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(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause

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multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

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The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

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(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

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(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen (15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

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(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of such accrued interest, for the period from and

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including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

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Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

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Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

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Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

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Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

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To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

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(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

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(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

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(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any

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shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

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(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

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SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a

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change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [_______], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents,

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stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders

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Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [__] day of [______].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[See attached.]

Exhibit C

Certificate of Amendment of

Amended and Restated

Certificate of Incorporation

of comScore, Inc.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That on September 25, 2025, the Board of Directors (the “Board”) of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [•], upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: This Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

FOURTH: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. 46,000,000 shares shall be Common Stock, par value $0.001 per share, and 14,000,000 shares shall be Preferred Stock, par value $0.001 per share.

FIFTH: That Section C of Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. No Action by Written Consent of Stockholders. Except as otherwise provided in any certificate of designations in respect of a series of Preferred Stock of the Corporation, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

SIXTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [•] day of [•].

By:
Name:
Title:

EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [•] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

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“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

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“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

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(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

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(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

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“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

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“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

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“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

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“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

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“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

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“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

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“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [______] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [______], (iii) the compensation committee of the Board shall initially consist of the following directors: [______], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [______], and (v) [______] shall serve as the Chair of the Board. Of the Initial Directors, [______] is deemed to be the Charter Director, [______] is deemed to be the Liberty Broadband Director, [______] is deemed to be the Cerberus Director, [______] is deemed to be the Additional Director and [_____], [_____] and [_____] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

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(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

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(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

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(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

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(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’ fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

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(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt

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of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

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(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

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(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

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Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such

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shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

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(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

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Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

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ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

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(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares

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of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

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(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

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(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

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Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

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Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

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(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

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Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

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(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to

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the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case

37

(provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company,
LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

Exhibit 10.3

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (this “Agreement”) is dated as of September 26, 2025 and is made by and between comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are referred to in this Agreement as a “Party” and collectively, as the “Parties.”

RECITALS:

A. On March 10, 2021, the Stockholder acquired shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) pursuant to that certain Series B Convertible Preferred Stock Purchase Agreement, dated January 7, 2021, between the Company and the Stockholder.

B. On July 24, 2024, the Stockholder acquired additional shares of Series B Preferred Stock pursuant to a Subscription Agreement, dated the same date, between the Company and the Stockholder, and, in connection therewith, the Company and the Stockholder entered into an Amended and Restated Stockholders Agreement with the other parties thereto (the “Existing Stockholders Agreement”).

C. As of the date hereof, and prior to giving effect to the transactions contemplated hereby, the Stockholder owns 31,928,301 shares of Series B Preferred Stock (the “Existing Shares”).

D. On the terms and conditions set forth in this Agreement, the Stockholder and the Company desire to, among other things, (a) exchange the Existing Shares for (i) 4,223,621 shares of a new series of convertible preferred stock to be designated as “Series C Convertible Preferred Stock”, par value $0.001 per share (the “Series C Preferred Stock”), and (ii) 3,286,825 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock” and such shares of Common Stock, together with the shares of Series C Preferred Stock issued pursuant to clause (a)(i), the “Exchange Shares”), and (b) obligate the Company to make a one-time cash payment to the Stockholder in the amount of $2,000,000 on June 30, 2028 (the “Exchange Payment”).

E. Concurrently with the execution and delivery of this Agreement, and as a condition to the Company entering into this Agreement, each of the Stockholder and the Other Stockholders (as defined below) are entering into a Support Agreement with the Company (the “Support Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which, among other things, the Stockholder and each Other Stockholder shall agree, subject to the terms of the Support Agreement, to vote all shares of its Common Stock (as defined below) and Series B Preferred Stock that such Stockholder is entitled to vote in favor of the matters submitted to the stockholders at the Stockholder Meeting (as defined below).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Exchange. Upon the terms contained herein and subject to the conditions set forth in this Agreement, on the Closing Date (as defined below), the Stockholder will transfer the Existing Shares to the Company in exchange for the Exchange Shares (together with the transactions contemplated thereby, the “Exchange”).

2. Closing.

(i) The consummation of the Exchange will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, at the offices of Vinson & Elkins LLP, 1114 Avenue of the Americas, New York, NY 10036, on the fifth Business Day (as defined below) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Section 6 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as the Parties mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. “Business Day” shall mean any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law (as defined below) to be closed in New York, New York.

(ii) On the Closing Date, the Stockholder will cause all of the Existing Shares to be transferred to the Company, and the Company shall reflect such transfer on its books and records and shall promptly and irrevocably file a Certificate of Retirement with respect to the Existing Shares and take all other action required to cancel and retire the Existing Shares and will issue to the Stockholder the Exchange Shares, and the Company shall cause to be delivered to the Stockholder in book-entry form the Exchange Shares registered in the name of the Stockholder. This Agreement constitutes an irrevocable stock power and power of attorney of the Stockholder with respect to the Series B Preferred Stock to be exchanged, and the Stockholder hereby irrevocably appoints each officer of the Company as its attorney-in-fact to cause the transfer of the Series B Preferred Stock on the books and records of the Company, with full power of substitution and re-substitution in the premises, so as to effect the Exchange in accordance with the terms of this Agreement. The Stockholder further agrees to deliver to the Company any such other documents as are necessary to effect the transfer of the Series B Preferred Stock to the Company in connection with the Exchange.

(iii) Each book entry for the Exchange Shares shall contain a notation, and each certificate (if any) evidencing such shares shall be stamped or otherwise imprinted, with the below legend and any other legend as set forth in the New Stockholders Agreement (as defined below).

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws.”

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(iv) If between the date of this Agreement and the Closing Date, the outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change (other than, for the avoidance of doubt, as contemplated by the Exchange), the Exchange Shares to be delivered pursuant to this Section 2 shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

(v) The obligations of the Stockholder under this Agreement are several and not joint with the obligations of the stockholders party to the other Stock Exchange Agreements (the “Other Stock Exchange Agreements”) entered into on the date hereof (the “Other Stockholders”), and the Stockholder shall not be responsible in any way for the performance of the obligations of the Other Stockholders under the Other Stock Exchange Agreements. Nothing contained herein, and no action taken by the Stockholder pursuant hereto or the Other Stockholders pursuant to the Other Stock Exchange Agreements, shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity among the Stockholder and the Other Stockholders, or create a presumption that the Stockholder and the Other Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Other Stock Exchange Agreements. The Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for the Other Stockholders to be joined as an additional party in any proceeding for such purpose.

3. Representations and Warranties.

(a) By Stockholder. The Stockholder represents and warrants to the Company that:

(i) Authority. The Stockholder has the right, power, authority and capacity to (A) enter into this Agreement and the Support Agreement (collectively, the “Signing Agreements”), (B) sell, assign, deliver and transfer all of the Existing Shares free and clear of any Encumbrance (as defined below), (C) fulfill the obligations imposed in the Signing Agreements on the Stockholder and (D) consummate the transactions contemplated in the Signing Agreements.

(ii) Enforceability. The Signing Agreements have been duly executed and delivered by the Stockholder and assuming the due authorization, execution and delivery thereof by the Company, constitute the Stockholder’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, and general principles of equity. Except as (i) previously obtained and (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Stockholder is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of, any court, any federal, state or local governmental authority (“Governmental Authority”), or any third person, in order to consummate the transactions contemplated by the Signing Agreements. For purposes of this Agreement, “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

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(iii) No Conflicts. Neither the execution and the delivery of either Signing Agreement, nor the consummation of the transactions contemplated hereby or thereby, will (A) violate any Law or other restriction of any Governmental Authority to which the Stockholder is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice which was not previously given under any agreement, contract, lease, license, instrument or other arrangement to which the Stockholder is a party or by which the Stockholder is bound or to which the Existing Shares are subject, except as would not reasonably be expected to have a Company Material Adverse Effect (defined below) or have a material adverse effect on the Stockholder’s ability to consummate the transactions contemplated hereby or thereby.

(iv) Ownership of Shares. The Stockholder is the record owner of the Existing Shares to be exchanged by the Stockholder and holds such Existing Shares free and clear of any Encumbrances. Except for this Agreement, the Stockholder is not a party to any option, warrant, purchase right or other contract or commitment that could require the Stockholder to sell, transfer, pledge or otherwise dispose of such Existing Shares. For purposes of this Agreement, “Encumbrance” means, unless waived, any existing claim, demand, lien, pledge, option, encumbrance, defect in title, security interest, voting, trust or proxy agreement, restriction on transfer or use, tax, warrant, purchase right, right of first refusal, preemptive right, commitment, contract or other restriction in Law or in equity, whether arising voluntarily or by operation of Law, including any agreement to provide for any of the foregoing in the future; provided, however, that “Encumbrance” shall not include (x) any restrictions on transfer or conversion of the Existing Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under (1) the Amended and Restated Certificate of Incorporation of the Company, as amended (“Certificate of Incorporation”) (including the Certificate of Designations for the Series B Preferred Stock, as amended (“Series B Certificate of Designations”)), as filed with the Secretary of State of the State of Delaware, or (2) the Existing Stockholders Agreement.

(v) Title. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Company will acquire good and valid title to the Existing Shares, free and clear of all Encumbrances.

(vi) No Commission. No commission has been paid by, or will accrue on behalf of, the Stockholder in connection with the transfer of the Existing Shares to the Company.

(vii) Accredited Investor; Full Disclosure. The Stockholder is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Stockholder has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Exchange, and it has made an independent decision to exchange the Existing Shares for the Exchange Shares based on the Stockholder’s knowledge about the Company and its business and other information available

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to the Stockholder. The Stockholder has received all of the information concerning the business and financial condition of the Company that the Stockholder considers necessary or appropriate for making an informed decision whether to enter into, execute and deliver this Agreement and perform the obligations set forth herein. The Stockholder hereby represents and warrants that it has had an opportunity to ask questions and receive answers from the Company as the Stockholder has requested and is satisfied with the appropriateness and fairness of the Exchange Shares. The Stockholder acknowledges that it has not relied upon any express or implied representations, warranties or statements of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Stockholder in this Agreement. The Stockholder acknowledges that the Company and its respective affiliates, officers and directors may possess material non-public information not known to the Stockholder regarding or relating to the Company, including without limitation information concerning the business, financial condition, results of operations or prospects of the Company. Except as set forth in this Agreement, the Company does not make any representations with respect to the information provided to the Stockholder in connection with this Agreement or the transactions contemplated herein to the extent any such information has been provided by the Company.

(A)

The Stockholder acknowledges that the Company shall have no liability with respect to any non-disclosure of information and agrees not to make any claim against the Company or any of its respective affiliates, directors, officers and employees in respect of the Exchange based on the failure to disclose any information.

(B)

With respect to legal, tax, accounting, financial and other considerations involved in the transactions contemplated by this Agreement, including the Exchange, the Stockholder is not relying on the Company (or any agent or representative thereof), and the Stockholder acknowledges that neither the Company nor any of its agents or representatives has made any representations or warranties to such Stockholder, including with respect to the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws. The Stockholder has carefully read and understands all the provisions of this Agreement and is voluntarily entering into this Agreement and understands that Stockholder is under no obligation to do so. The Stockholder has carefully considered and discussed with its own professional legal, tax, accounting, financial and other advisors the tax consequences of or relating to the transactions contemplated by this Agreement under any applicable tax laws and the suitability or advisability of undertaking the transactions contemplated by this Agreement. The Stockholder understands that it (or its direct or indirect owners) will be responsible for any taxes imposed on it or such direct or indirect owners in connection with the transactions contemplated by this Agreement.

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(viii) Investment Intent. The Stockholder is acquiring the Exchange Shares solely in exchange for the Existing Shares, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement, the Stockholder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ix) Restricted Securities. The Stockholder understands that the Exchange Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Stockholder’s representations as expressed herein. The Stockholder understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, the Stockholder must hold the Exchange Shares indefinitely unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”) and qualified by state authorities or an exemption from such registration and qualification requirements is available.

(x) Reliance of Company. The Stockholder acknowledges and agrees that the Company is relying on the Stockholder’s representations, warranties and agreements expressly set forth for the benefit of the Company herein in proceeding with this Agreement and the transactions contemplated by this Agreement and the Stockholder agrees to such reliance. Without such representations, warranties and agreements, the Company would not enter into this Agreement and the transactions contemplated by this Agreement.

(b) By the Company. The Company hereby represents and warrants to the Stockholder that:

(i) Organization; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Other than the required Stockholder Approvals (as defined below), the Company has full legal power, right and authority and all authorizations and approvals required by Law to enter into and perform the Signing Agreements. The board of directors of the Company (the “Board”), and the special committee thereof established in connection with the Company’s consideration of strategic alternatives, including the Exchange (the “Special Committee”), have adopted and approved resolutions approving, or recommending that the Board approve, as applicable, the Exchange, the Signing Agreements and the transactions contemplated by the Signing Agreements. The Board has also adopted and approved resolutions intending to exempt (A) the disposition of the Existing Shares as contemplated by this Agreement and (B) any acquisitions or dispositions of the Exchange Shares in connection with this Agreement or pursuant to the terms of the Series C Certificate of Designations (as defined below) by the Stockholder from short-swing liability pursuant to Rule 16b-3 under the Exchange Act.

(ii) No Consents. Other than the Stockholder Approvals (as defined below), the Nasdaq Approval (as defined below), the Blue Torch Amendment (as defined below), the Charter Amendment (as defined below) and the Series C Certificate of Designations and any filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act or the Securities Act, and except as would not

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reasonably be expected to have a material adverse effect on the assets, business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a “Company Material Adverse Effect”), no consent, notice, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other person on the part of the Company is required in connection with the valid execution and delivery of the Signing Agreements or the consummation of the transactions contemplated by the Signing Agreements.

(iii) No Conflicts. Subject to receipt of the required Stockholder Approvals and the Nasdaq Approval and the effectiveness of the amendment to the Financing Agreement by and between the Company, Blue Torch Finance LLC and the other parties thereto (the “Blue Torch Amendment”), neither the execution nor the delivery of the Signing Agreements, nor the consummation of the transactions contemplated hereby or thereby, (A) will violate any Laws or other restriction of any Governmental Authority to which the Company is subject or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Company is a party or by which the Company is bound, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.

(iv) Enforceability. The Signing Agreements have been duly executed and delivered by the Company, and constitute the Company’s legal, valid and binding obligations, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization or other similar Laws relating to creditors’ rights generally, now or hereafter in effect, and general principles of equity.

(v) Duly and Validly Issued; Title. The shares of (i) Series C Preferred Stock and (ii) Common Stock, in each case, comprising the Exchange Shares to be issued to the Stockholder hereunder, and the shares of Common Stock into which the shares of Series C Preferred Stock are convertible (the “Underlying Shares”), have been duly authorized and, when issued in accordance with the terms of this Agreement or, in the case of the Underlying Shares, the Series C Certificate of Designations, will be validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement and in accordance with the terms hereof, the Stockholder will acquire good and valid title to the Exchange Shares, free and clear of all Encumbrances. For purposes of this paragraph, “Encumbrances” shall not include (x) any restrictions on transfer or conversion of the Exchange Shares or the Underlying Shares (or securities issuable thereunder) imposed by applicable securities Laws or (y) any restrictions imposed under the Certificate of Incorporation (including the Series C Certificate of Designations) or the New Stockholders Agreement.

(vi) Solvency. To the best of the Company’s knowledge, as of the date of this Agreement and as of the Closing Date, the Exchange Payment will not render the Company insolvent.

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4. Mutual Release.

(a) In consideration, in part, for the Company’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Stockholder, on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Stockholder Releasing Parties”), irrevocably and unconditionally releases the Company, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Company Released Party” and collectively, the “Company Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Stockholder Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Company Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Company’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below) and the Series C Certificate of Designations).

(b) In consideration, in part, for the Stockholder’s agreement to enter into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Closing, the Company on behalf of itself and its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (collectively, the “Company Releasing Parties”), irrevocably and unconditionally releases the Stockholder, as well as its affiliates and its and their respective officers, directors, managers, employees, agents and other representatives (each, individually, a “Stockholder Released Party” and collectively, the “Stockholder Released Parties”), from any and all claims, rights, damages, demands, causes of action, orders, awards, judgments, payments, losses, attorneys’ fees, interest, costs, obligations, contracts, agreements, debts, or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the Company Releasing Parties have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever occurring or existing at or prior to the Closing against the Stockholder Released Parties, in each case, solely to the extent arising out of or based upon the ownership and transfer of the Existing Shares (except this release does not extend to any matter related to the Stockholder’s obligations under this Agreement, the New Stockholders Agreement, the Registration Rights Agreement (as defined below), the Support Agreement and the Series C Certificate of Designations).

5. Other Agreements.

(a) Registration Rights. The Exchange Shares and the Underlying Shares shall be considered Registrable Securities, as such term is defined in that certain Registration Rights Agreement by and among the Company and the purchasers named therein, dated as of March 10, 2021 (the “Registration Rights Agreement”) until such time as they cease to be Registrable Securities in accordance with the terms of the Registration Rights Agreement, and the Stockholder shall have such registration and other rights with respect to the Exchange Shares and the Underlying Shares as are provided to a Holder (as defined in the Registration Rights Agreement) under the Registration Rights Agreement. The Company hereby agrees to use its reasonable best efforts to register the resale of the Exchange Shares and the Underlying Shares within 6 months of the date hereof in accordance with the provisions of the Registration Rights Agreement.

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(b) Listing. Prior to the Closing and subject to receipt of the Stockholder Approvals, the Company will use its reasonable best efforts to obtain approval for listing, subject to notice of issuance, of the shares of Common Stock comprising the Exchange Shares and the Underlying Shares on the Nasdaq Global Select Market (“Nasdaq” and such approval, the “Nasdaq Approval”).

(c) Board Composition. The Company and the Stockholder shall take all necessary action permitted under Delaware law so that immediately after the Closing, the Board is composed of (i) one individual designated by the Stockholder, (ii) two individuals designated by the Other Stockholders, (iii) one individual nominated by the Stockholder and the Other Stockholders, and appointed by the Board, which individual shall be the chair of the Board, (iv) the chief executive officer of the Company and (v) two individuals designated by the Special Committee and not affiliated with the Stockholder or the Other Stockholders.

(d) Stockholders Meeting. The Company shall take all action necessary under applicable Law to promptly call, give notice of and hold a special meeting of stockholders (a “Stockholder Meeting”), including filing a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) with the SEC within 45 days from the date hereof, for the purpose of obtaining (A) required stockholder approvals for (i) the issuance of the Exchange Shares in accordance with the rules and regulations of Nasdaq, and (ii) the Charter Amendment and (B) approval of the Exchange Agreement and the transactions contemplated by the Exchange by a majority of the votes cast by the “disinterested stockholders” (as defined in Section 144(e)(5) of the Delaware General Corporation Law) of the Company (such approvals, the “Stockholder Approvals”). The Company shall use reasonable best efforts to solicit and obtain the Stockholder Approvals. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company’s stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide the Stockholder and its counsel with a reasonable opportunity to review and comment on such document or response, which comments, if any, the Company shall consider in good faith. None of the information supplied or to be supplied by or on behalf of the Company or the Stockholder for inclusion or incorporation by reference in the Proxy Statement, at the date it or any amendment or supplement is mailed to the Company’s stockholders and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading.

(e) Furnishing Information. The Stockholder will furnish all information concerning it and its affiliates, if applicable, as the Company may reasonably require in connection with the preparation and filing with the SEC of the Proxy Statement. If at any time prior to the Stockholder Meeting any information relating to the Company, the Stockholder or any of their respective affiliates should be discovered by the Company, on the one hand, or the Stockholder, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement so that such filing would not include any misstatement of a material fact or omit to state any material fact

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required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the Company and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company’s stockholders.

(f) Consultation Prior to Certain Communications. The Company and its affiliates, on the one hand, and the Stockholder and its affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its respective counsel.

(g) Notices. The Company, on the one hand, and the Stockholder, on the other hand, will advise the other Party promptly after (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(h) One-Time Payment. On June 30, 2028, provided that the Closing has occurred and regardless of whether or not the Stockholder continues to own any securities of the Company on such date, the Company shall make the Exchange Payment, in cash, by wire transfer of immediately available funds to accounts designated by the Stockholder (which accounts shall be so designated by the Stockholder not later than five (5) business days prior to June 30, 2028). For the avoidance of doubt, the Exchange Payment shall not be deemed to be a dividend on the Series C Preferred Stock.

6. Conditions to the Closing.

(a) Conditions to Each Party’s Obligations to Effect the Exchange. The respective obligations of the Parties to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(i) Stockholder Approvals. The Company’s receipt of the Stockholder Approvals.

(ii) No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange issued by a court or other Governmental Authority of competent jurisdiction in the United States will be in effect, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Exchange by a Governmental Authority of competent jurisdiction in the United States, that in each case prohibits, makes illegal, or enjoins the consummation of the Exchange.

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(iii) Other Exchanges. Each of the Other Stock Exchange Agreements shall have been executed and shall remain in full force and effect, and each of the conditions precedent to the obligations of the parties to each of the Other Stock Exchange Agreements shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied concurrently with the Closing, but subject to the satisfaction or waiver (to the extent permitted under such Other Stock Exchange Agreements) of such conditions) and each exchange contemplated by such Other Stock Exchange Agreements shall be consummated at substantially the same time as the Closing.

(iv) Support Agreement. The Other Stockholders shall have delivered to the Company the Support Agreement, duly executed by such Other Stockholders.

(b) Conditions to the Obligations of the Stockholder. The obligations of the Stockholder to consummate the Exchange will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Stockholder:

(i) The representations and warranties of the Company set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(iii) The Stockholder will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 6(b)(i) and 6(b)(ii) have been satisfied.

(iv) The Company shall have delivered to the Stockholder a copy of the Certificate of Designations for the Series C Preferred Stock in the form attached hereto as Exhibit B (“Series C Certificate of Designations”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(v) The Company shall have delivered to the Stockholder a copy of the Certificate of Amendment to the Certificate of Incorporation in the form attached hereto as Exhibit C (the “Charter Amendment”) that has been filed with and accepted by the Secretary of State of the State of Delaware.

(vi) The Company shall have delivered to the Stockholder evidence of the issuance of the Exchange Shares credited to book-entry accounts maintained by the Company.

(vii) The Underlying Shares shall have been reserved by the Company and approved for listing on Nasdaq, subject to official notice of issuance.

(viii) The shares of Common Stock comprising the Exchange Shares shall have been approved for listing on Nasdaq, subject to official notice of issuance.

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(ix) The Company shall have delivered to the Stockholder a copy of the Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the “New Stockholders Agreement” and together with this Agreement, the Other Stock Exchange Agreements, the Series C Certificate of Designations and the Charter Amendment, the “Transaction Documents”) duly executed by the Company.

(c) Conditions to the Company’s Obligations to Effect the Exchange. The obligations of the Company to consummate the Exchange are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) at or prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(i) The representations and warranties of the Stockholder set forth in this Agreement will be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Exchange or the other transactions contemplated by this Agreement or the ability of the Stockholder to fully perform its covenants and obligations pursuant to this Agreement.

(ii) The Stockholder will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement and the Support Agreement required to be performed and complied with by the Stockholder at or prior to the Closing.

(iii) The Company will have received a certificate of the Stockholder, validly executed for and on behalf of the Stockholder and in its name by a duly authorized representative thereof, certifying that the conditions set forth in Sections 6(c)(i) and 6(c)(ii) have been satisfied.

(iv) The Stockholder shall have delivered to the Company the Existing Shares.

(v) The Stockholder shall have delivered to the Company a copy of the New Stockholders Agreement duly executed by such Stockholder.

(vi) The Stockholder shall have delivered to the Company the Support Agreement, duly executed by the Stockholder.

(vii) The Blue Torch Amendment shall have become effective and not have been terminated.

7. Termination.

(a) This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(i) at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) by mutual written agreement of the Stockholder and the Company;

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(ii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Exchange is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Exchange and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Exchange that permanently prohibits, makes illegal or enjoins the consummation of the Exchange, except that the right to terminate this Agreement pursuant to this Section 7(a)(ii) will not be available to any Party that has breached its obligations to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such injunction, action, statute, rule, regulation or order;

(iii) by the Stockholder or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Stockholder Approvals) if the Closing has not occurred by 11:59 p.m., New York City time, on September 26, 2026 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 7(a)(iii) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Exchange prior to the Termination Date or (ii) the failure of the Closing to have occurred prior to the Termination Date;

(iv) by the Stockholder or the Company, at any time prior to the Closing if the Company fails to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Exchange is taken, except that the right to terminate this Agreement pursuant to this Section 7(a)(iv) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Stockholder Approvals at the Stockholder Meeting (or any adjournment or postponement thereof);

(v) by the Stockholder, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(b), except that if such breach is capable of being cured by the Termination Date, the Stockholder will not be entitled to terminate this Agreement prior to the delivery by the Stockholder to the Company of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Company Breach Notice Period”) stating the Stockholder’s intention to terminate this Agreement pursuant to this Section 7(a)(v) and the basis for such termination, it being understood that the Stockholder will not be entitled to terminate this Agreement if (i) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (ii) the Stockholder is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(c);

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(vi) by the Company, if the Stockholder has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 6(c), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 7(a)(vi) prior to the delivery by the Company to the Stockholder of written notice of such breach, delivered at least 30 days prior to such termination or such shorter period of time as remains prior to the Termination Date (the shorter of such periods, the “Stockholder Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 7(a)(vi) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (i) such breach has been cured within the Stockholder Breach Notice Period (to the extent capable of being cured) or (ii) the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 6(b); and

(vii) by the Stockholder or the Company, if either or both of the Other Stock Exchange Agreements are terminated in accordance with its or their terms.

(b) Manner and Notice of Termination; Effect of Termination. The Party terminating this Agreement pursuant to Section 7 (other than pursuant to Section 7(a)(i)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 7 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(c) Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 7 will be effective immediately upon the delivery of written notice by the terminating Party to the other Party. In the event of the termination of this Agreement pursuant to Section 7, this Agreement will be of no further force or effect without liability of either Party (or any partner, member, stockholder, director, officer, employee, affiliate or representative of such Party) to the other Party, as applicable, except that this Section 7(c) and Section 8 will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement or the termination hereof will relieve either Party from any liability for fraud or any willful and material breach of this Agreement prior to its termination.

8. General Provisions

(a) Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of the Stockholder and the Company (pursuant to authorized action by the Board (or a committee thereof)), except that in the event that the Company has received the Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company’s stockholders pursuant to Nasdaq rules or other applicable Law without such approval. Notwithstanding the foregoing, (a) no Transaction Document shall be amended or waived in any manner that would impair, impede or materially delay the consummation of any of the transactions contemplated by the Other Stock Exchange Agreements (or terminated (other than a termination (excluding a termination due to mutual agreement) in accordance with its terms)) without the prior written consent of the applicable Other Stockholder and (b) any amendment or waiver that expands the rights or limits the obligations or liabilities of the Stockholder hereunder shall, at each Other Stockholder’s option, be deemed to be made with respect to the applicable Other Stock Exchange Agreement and apply to such Other Stockholder. In furtherance of the preceding sentence, the Company shall provide prompt written notice to the Other Stockholders of any amendment or waiver of this Agreement. Each Other Stockholder is an express third-party beneficiary of the prior two sentences of this Section 8(a).

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(b) Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the Exchange will be paid by the Party incurring such fees and expenses whether or not the Exchange is consummated.

(c) Survival of Representations and Warranties. The representations, warranties and agreements of the Parties contained in this Section 8 (General Provisions), Section 4 (Mutual Release), Section 5(a) (Registration Rights), Section 5(h) (One-Time Payment) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Closing Date shall survive the consummation of the Exchange. All other representations, warranties, covenants and agreements in this Agreement shall not survive the Closing.

(d) Governing Law. This Agreement shall be governed by the internal Law of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.

(e) Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by a Party (“Legal Proceeding”) and relating to this Agreement or the Exchange, for and on behalf of itself or any of its properties or assets, in accordance with Section 8(h) or in such other manner as may be permitted by applicable Law, and nothing in this Section 8(e) will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. The Stockholder and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

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(f) Remedies.

(i) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 8(f), a Party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement and (ii) nothing set forth in this Section 8(f) shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 8(f) prior or as a condition to exercising any termination right under Section 7 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 8(f) or anything set forth in this Section 8(f) restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Section 7 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(ii) Specific Performance.

(A)

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement (including, without limitation, specific performance of the Parties’ obligations to effect the Closing) is an integral part of the Exchange and without that right, neither the Company nor the Stockholder would have entered into this Agreement.

(B)

The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 8(f) to: (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or the Stockholder, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Stockholder pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

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(C)

Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Exchange if and when required to do so pursuant to Section 2, then the Termination Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

(g) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE EXCHANGE. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(g).

(h) Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, (c) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (d) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

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With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP

Texas Tower

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: Scott Rubinsky; K. Stancell Haigwood

Email: [_______]

and

Richards, Layton & Finger, P.A.

920 N. King Street

Wilmington, Delaware 19801

Attention: Nathaniel J. Stuhlmiller

Email: [_______]

(ii) if to the Stockholder, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

(i) Beneficiaries and Enforcement of Agreement. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and except as expressly set forth in Section 8(a), nothing herein express or implied shall give or be construed to give to any person, other than the Parties hereto and such permitted assigns, any legal or equitable rights hereunder.

(j) No Waiver. No failure on the part of any Party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(k) Binding Effect; Assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party hereto.

(l) Severability. The Parties hereto intend that the invalidity or unenforceability of any provision of this Agreement shall not affect or render invalid or unenforceable any other provision herein.

(m) Further Assurances. Each Party hereto agrees that it will cooperate with the other Party hereto and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other Party may reasonably request from time to time to effectuate the provisions and purposes of Section 1 of this Agreement.

(n) Headings; General Interpretive Principles. The section and other headings contained in this Agreement are for the convenience of the Parties only and are not intended to be a part hereof or to affect the meaning or interpretation hereof. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders.

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(o) Counterparts; Electronic Signature. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any executed counterpart delivered by facsimile or other means of electronic transmission shall be deemed an original for all purposes.

(p) Withholding. The Company and its agents shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as the Company is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder in respect of which such withholding was made. The Stockholder agrees to indemnify and hold harmless the Company for any amounts required to be withheld and remitted that are not so withheld or remitted by the Company.

(q) Tax Treatment. The Parties intend that (i) the Exchange will qualify as a recapitalization pursuant to Section 368(a)(1)(E) of the Code, and (ii) this Agreement, and any other agreements entered into pursuant to this Agreement, shall constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). The Stockholder acknowledges that it has been advised and provided the opportunity to consult with its own tax advisors with regard to any potential tax consequences of the Exchange.

(r) Special Committee Approval. Notwithstanding anything to the contrary herein, prior to the Closing Date, the Company shall not grant any consent under, amend or waive any provision of, or otherwise take any action with respect to this Agreement without first obtaining the prior approval or recommendation of the Special Committee.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature page to Stock Exchange Agreement]

IN WITNESS WHEREOF, the Company and the Stockholder have executed this Stock Exchange Agreement as of the date first above written.

STOCKHOLDER:

PINE INVESTOR, LLC

By:	/s/ Jacob B. Hansen
Name:	Jacob B. Hansen
Title:	Managing Director

Address:	c/o Cerberus Capital Management, LP
875 3rd Ave., 14th Floor
New York, NY 10022

E-mail:	[_______]

Phone:	[_______]

[Signature page to Stock Exchange Agreement]

EXHIBIT A

Form of Support Agreement

[Intentionally omitted.]

EXHIBIT B

Form of Series C Certificate of Designations

[See attached.]

Exhibit B

CERTIFICATE OF DESIGNATIONS OF

SERIES C CONVERTIBLE PREFERRED STOCK,

PAR VALUE $0.001,

OF

COMSCORE, INC.

Pursuant to Section 151(g) of the General Corporation Law of the State of Delaware (as amended, supplemented or restated from time to time, the “DGCL”), COMSCORE, INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), in accordance with the provisions of Section 103 of the DGCL, DOES HEREBY CERTIFY:

That, the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on [______] (the “Certificate of Amendment”), authorizes the issuance of 60,000,000 shares of capital stock, consisting of 46,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”), and 14,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

That, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 2, 2007 (as amended to date, including by the Certificate of Amendment, the “Certificate of Incorporation”), the board of directors of the Company (the “Board”) is authorized to fix by resolution the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any series of Preferred Stock, and to fix the number of shares constituting any such series.

That, pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on September 25, 2025, adopted the following resolution designating a new series of Preferred Stock as “Series C Convertible Preferred Stock”:

RESOLVED, that, pursuant to the authority vested in the Board in accordance with the provisions of Article IV of the Certificate of Incorporation and the provisions of Section 151 of the DGCL, a series of Preferred Stock of the Company is hereby created and authorized, and the number of shares to be included in such series out of the authorized and unissued shares of Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of the shares of Preferred Stock included in such series, shall be as follows:

SECTION 1. Designation and Number of Shares. The shares of such series of Preferred Stock shall be designated as “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”). The number of authorized shares constituting the Series C Preferred Stock shall be 12,670,863. That number from time to time may be increased or decreased (but not below the number of shares of Series C Preferred Stock then outstanding) by further resolution duly adopted by the Board, or any duly authorized committee thereof, and by the filing of a certificate pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized subject to any consent rights of the Holders. The Company shall not have the authority to issue fractional shares of Series C Preferred Stock.

SECTION 2. Ranking. The Series C Preferred Stock will rank, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company:

(a) on a parity basis with each other class or series of Capital Stock (as defined below) of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks on a parity basis with the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Parity Stock”);

(b) junior to each other class or series of Capital Stock of the Company hereafter authorized, classified or reclassified in accordance with Section 12(b), the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Senior Stock”); and

(c) senior to the Common Stock, each other currently existing class or series of Capital Stock of the Company and each class or series of Capital Stock of the Company hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series C Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (such Capital Stock, “Junior Stock”).

SECTION 3. Definitions. As used herein with respect to Series C Preferred Stock:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided (i) that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor Party or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Investor Party or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed an Affiliate of such Investor Party and (iii) the Investor Parties shall not be deemed to be Affiliates of any other Investor Party solely as a result of their entry into the Exchange or the Exchange Agreements (each as defined in the Stockholders Agreement) or the Stockholders Agreement. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise.

“Antitrust Approval” has the meaning set forth in Section 25.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

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“Available Registration Statement” shall mean, with respect to a Registration Statement as of a date, that (a) as of such date, such Registration Statement is effective for an offering to be made on a delayed or continuous basis by the Holders, there is no stop order with respect thereto and the Company reasonably believes that such Registration Statement will be continuously available for the resale of Registrable Securities (as defined in the Registration Rights Agreement) by the Holders for the next ten (10) Business Days and (b) as of such date, (i) there is not in effect an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and the Company does not reasonably believe that there will be in effect, during the next ten (10) Business Days, an Interruption Period, Suspension Period or Quarterly Blackout Period (as each such term is defined in the Registration Rights Agreement) and (ii) the Investor Parties are not restricted by the holdback provision of Section 2.6 of the Registration Rights Agreement or any related “lock-up” agreement.

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act; provided that any Person shall be deemed to beneficially own any securities that such Person has the right to acquire, whether or not such right is exercisable within sixty (60) days or thereafter (including assuming conversion of all Series C Preferred Stock, if any, owned by such Person to Common Stock).

“Board” has the meaning set forth in the recitals above.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended and as may be amended from time to time.

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Certificate of Amendment” has the meaning set forth in the recitals above.

“Certificate of Designations” means this Certificate of Designations relating to the Series C Preferred Stock, as it may be amended from time to time.

“Certificate of Incorporation” has the meaning set forth in the recitals above.

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“Change of Control” means the occurrence of one of the following, whether in a single transaction or a series of transactions, directly or indirectly:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority of the total voting power of the Voting Stock of the Company, other than as a result of a transaction, or a series of related transactions, (i) in which (1) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction are substantially the same as the holders of securities that represent a majority of the Voting Stock of the surviving Person or its Parent Entity immediately following such transaction and (2) the holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly Voting Stock of the surviving Person or its Parent Entity in substantially the same proportion to each other as immediately prior to such transaction or (ii) solely with respect to a holder of Series C Preferred Stock, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise;

(b) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale, transfer, license or lease of all or substantially all of the assets of the Company (determined on a consolidated basis), whether in a single transaction or a series of transactions, to another Person, or any recapitalization, reclassification or other transaction in which all or substantially all of the Common Stock is exchanged for or converted into cash, securities or other property, other than (i) in the case of a merger or consolidation, a transaction, or a series of related transactions, following which holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction own directly or indirectly (in substantially the same proportion to each other as immediately prior to such transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) at least a majority of the voting power of the Voting Stock of the surviving Person in such transaction immediately after such transaction, (ii) in the case of a sale, transfer, license or lease of all or substantially all of the assets of the Company, to a Subsidiary or a Person that becomes a Subsidiary of the Company or (iii) solely with respect to a holder of Series C Preferred Stock, a transaction, or a series of related transactions, in which such holder (and, for the avoidance of doubt, not any other holder unless such holder and any other holder are acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act)) and/or its Affiliates acquires, directly or indirectly, a majority of the total voting power of the Voting Stock of the Company, with or without regard to any limitations on voting of any Voting Stock contained herein or otherwise; or

(c) shares of Common Stock or shares of any other Capital Stock into which the Series C Preferred Stock is convertible are not listed for trading on any United States national securities exchange or cease to be traded in contemplation of a delisting (other than as a result of a transaction described in clause (b) above).

“Change of Control Call” has the meaning set forth in Section 9(d).

“Change of Control Call Price” has the meaning set forth in Section 9(d).

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“Change of Control Effective Date” has the meaning set forth in Section 9(a).

“Change of Control Election Notice” has the meaning set forth in Section 9(a).

“Change of Control Purchase Date” means, with respect to each share of Series C Preferred Stock, the date on which the Company makes the payment in full of the Change of Control Put Price for such share to the Holder thereof or to the Transfer Agent, irrevocably, for the benefit of such Holder.

“Change of Control Put” has the meaning set forth in Section 9(b).

“Change of Control Put Notice” has the meaning set forth in Section 9(a).

“Change of Control Put Price” has the meaning set forth in Section 9(b).

“close of business” means 5:00 p.m. (New York City time).

“Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price, of the shares of the Common Stock on the NASDAQ on such date. If the Common Stock is not traded on the NASDAQ on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal United States securities exchange or automated quotation system on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a United States securities exchange or automated quotation system, the last quoted bid price for the Common Stock in the over-the-counter market as reported by OTC Markets Group Inc. or any similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an Independent Financial Advisor retained by the Company for such purpose.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in the recitals above, subject to Section 11.

“Company” has the meaning set forth in the recitals above.

“Constituent Person” has the meaning set forth in Section 11(a).

“Conversion Agent” means the Transfer Agent, acting in its capacity as conversion agent for the Series C Preferred Stock, and its successors and assigns.

“Conversion Date” has the meaning set forth in Section 8(a).

“Conversion Factor” means 1, subject to adjustment in accordance with Section 10.

“Conversion Notice” has the meaning set forth in Section 8(a)(i).

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“Conversion Price” means, for each share of Series C Preferred Stock at any time, a dollar amount equal to the Purchase Price divided by the Conversion Factor as of such time.

“Conversion Quarter” has the meaning set forth in Section 7(a).

“Conversion Rate” means the product of (i) the Conversion Factor and (ii) 1.

“Covered Repurchase” has the meaning set forth in Section 10.

“Current Market Price” per share of Common Stock, as of any date of determination, means the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days ending on and including the Trading Day immediately preceding such day, and solely with respect to such term’s use in Section 10 hereof, appropriately adjusted to take into account the occurrence during such period of any event described in Section 10.

“DGCL” has the meaning set forth in the recitals above.

“Distributed Property” has the meaning set forth in Section 10(a)(iv).

“Distribution Transaction” means any distribution of equity securities of a Subsidiary of the Company to holders of Common Stock, whether by means of a spin-off, split-off, redemption, reclassification, exchange, stock dividend, share distribution, rights offering or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Property” has the meaning set forth in Section 11(a).

“Expiration Date” has the meaning set forth in Section 10(a)(iii).

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as reasonably determined in good faith by a majority of the Board, or an authorized committee thereof, (i) after consultation with an Independent Financial Advisor, as to any security or other property with a Fair Market Value of less than $25,000,000, or (ii) otherwise using an Independent Financial Advisor to provide a valuation opinion.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

“Holder” means a Person in whose name the shares of the Series C Preferred Stock are registered, which Person shall be treated by the Company, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling conversions and for all other purposes (other than U.S. federal income tax purposes if the Holder is a disregarded entity for U.S. federal income tax purposes, in which case the regarded owner of the Holder shall be treated as the owner of such shares); provided that, to the fullest extent permitted by law, no Person that has received shares of

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Series C Preferred Stock in violation of the Stockholders Agreement shall be a Holder, the Transfer Agent, Registrar, paying agent and Conversion Agent, as applicable, shall not, unless directed otherwise by the Company, recognize any such Person as a Holder and the Person in whose name the shares of the Series C Preferred Stock were registered immediately prior to such transfer shall remain the Holder of such shares.

“Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing; provided, however, that such firm or consultant is not an Affiliate of the Company and shall be reasonably acceptable to the Holders of a majority of the shares of Series C Preferred Stock outstanding at such time.

“Initial Change of Control Notice” has the meaning set forth in Section 9(a).

“Investor Parties” means the Investors and each Permitted Transferee of the Investors to whom shares of Series C Preferred Stock or Common Stock are Transferred pursuant to Section 3.1 of the Stockholders Agreement (or who has acquired any shares of Series C Preferred Stock or Common Stock pursuant to Section 3.2 of the Stockholders Agreement).

“Investors” means, collectively, (i) Charter Communications Holding Company, LLC, a Delaware limited liability company, (ii) Liberty Broadband Corporation, a Delaware corporation, and (iii) Pine Investor, LLC, a Delaware limited liability company.

“Issuance Date” means, with respect to any share of Series C Preferred Stock, the date of issuance of such share.

“Junior Stock” has the meaning set forth in Section 2(c).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liquidation Preference” means, with respect to any share of Series C Preferred Stock, as of any date, the Purchase Price.

“Mandatory Conversion” has the meaning set forth in Section 7(a).

“Mandatory Conversion Date” has the meaning set forth in Section 7(a).

“Mandatory Conversion Price” means, at any time, 130% of the Conversion Price as of such time. The Mandatory Conversion Price shall initially be $18.85.

“Mandatory Conversion Trigger” has the meaning set forth in Section 7(a).

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“Market Disruption Event” means any of the following events:

(a) any suspension of, or limitation imposed on, trading of the Common Stock or options contracts relating to the Common Stock by the NASDAQ during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) whether by reason of movements in price exceeding limits permitted by the NASDAQ or otherwise; or

(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during the one-hour period prior to the close of trading for the regular trading session on the NASDAQ (or for purposes of determining the VWAP per share of Common Stock, any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day) to effect transactions in, or obtain market values for, the Common Stock on the NASDAQ or to effect transactions in, or obtain market values for, options contracts relating to the Common Stock on the NASDAQ.

“NASDAQ” means the Nasdaq Global Select Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Global Select Market or any successor thereto, or any other national securities exchange on which the Common Stock is listed.

“Neutral Manner” means in the same proportion as the outstanding Common Stock (excluding any and all Common Stock beneficially owned, directly or indirectly, by the Investor Parties) voted on the relevant matters.

“Notice of Mandatory Conversion” has the meaning set forth in Section 7(b).

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company.

“Original Issuance Date” means the Closing Date, as defined in the Stockholders Agreement.

“Parent Entity” means, with respect to any Person, any other Person of which such first Person is a direct or indirect wholly owned Subsidiary.

“Parity Stock” has the meaning set forth in Section 2(a).

“Participating Dividend” has the meaning set forth in Section 4(b).

“Participating Dividend Record Date” has the meaning set forth in Section 4(b).

“Permitted Transferee” has the meaning set forth in the Stockholders Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or any other entity.

“Preferred Stock” has the meaning set forth in the recitals above.

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“Protective Payment Obligations” has the meaning set forth in Section 9(h).

“Purchase Price” means, for each share of Series C Preferred Stock, a dollar amount equal to $14.50.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which holders of Common Stock have the right to receive any cash, securities or other property or in which Common Stock is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Registrar” means the Transfer Agent, acting in its capacity as registrar for the Series C Preferred Stock, and its successors and assigns.

“Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and the purchasers party thereto dated as of March 10, 2021 as it may be amended, supplemented or otherwise modified from time to time.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Reorganization Event” has the meaning set forth in Section 11(a).

“Senior Stock” has the meaning set forth in Section 2(b).

“Series C Preferred Stock” has the meaning set forth in Section 1.

“Stockholders Agreement” means that certain Second Amended and Restated Stockholders Agreement by and among the Company and the Investors dated as of [_____] as it may be amended, supplemented or otherwise modified from time to time, with respect to certain terms and conditions concerning, among other things, the rights of and restrictions on the Holders.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Trading Day” means a Business Day on which the NASDAQ is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“Transfer” has the meaning set forth in the Stockholders Agreement.

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“Transfer Agent” means the Person acting as Transfer Agent, Registrar and paying agent and Conversion Agent for the Series C Preferred Stock and its successors and assigns. The initial Transfer Agent shall be Equiniti Trust Company, LLC.

“Trigger Event” has the meaning set forth in Section 10(a)(vii).

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Series C Preferred Stock (subject to the limitations set forth herein) and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

“Voting Threshold” has the meaning set forth in Section 12(a).

“VWAP” per share of Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) page “SCOR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company).

SECTION 4. Dividends.

(a) Dividends. Except as set forth below or otherwise provided herein, the Series C Preferred Stock shall not be entitled to receive dividends.

(b) Dividends on Junior Stock and Parity Stock. Subject to the provisions of this Certificate of Designations, dividends may be declared by the Board or any duly authorized committee thereof on any Junior Stock and Parity Stock from time to time. Holders shall fully participate, on an as-converted basis, in any dividends declared and paid or distributions on the Common Stock as if the Series C Preferred Stock were converted, at the Conversion Rate in effect on the Record Date for such dividend or distribution, pursuant to Section 6(a) into shares of Common Stock (without regard to any limitations on conversion) immediately prior to such Record Date (such dividend or distribution on the Series C Preferred Stock, a “Participating Dividend”), as and when paid with respect to the Common Stock and using the same Record Date as is used for the Common Stock (the record date for any such dividend, a “Participating Dividend Record Date”); provided, however, that Holders shall not be entitled to participate in respect of any stock dividends or distributions for which adjustments are to be made pursuant to Section 10.

(c) Conversion Following a Participating Dividend Record Date. If the Conversion Date for any shares of Series C Preferred Stock is after the close of business on a Participating Dividend Record Date, as applicable, but prior to the corresponding payment date for such dividend, the Holder of such shares as of such Participating Dividend Record Date shall be entitled to receive such Participating Dividend notwithstanding the conversion of such shares prior to the applicable payment date for such dividend.

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SECTION 5. Liquidation Rights.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled, out of assets legally available therefor, before any distribution or payment out of the assets of the Company may be made to or set aside for the holders of any Junior Stock, and subject to the rights of the holders of any Senior Stock or Parity Stock and the rights of the Company’s existing and future creditors, to receive in full a liquidating distribution in cash in the amount per share of Series C Preferred Stock equal to the greater of (i) the Liquidation Preference with respect to such share of Series C Preferred Stock as of the date of such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company and (ii) the amount per share of Series C Preferred Stock that such Holders would have received had such Holders, immediately prior to such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, converted such shares of Series C Preferred Stock into Common Stock (pursuant to Section 6 without regard to any of the limitations on convertibility contained therein). Holders shall not be entitled to any further payments in the event of any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company other than what is expressly provided for in this Section 5 and will have no right or claim to any of the Company’s remaining assets.

(b) Partial Payment. If in connection with any distribution described in Section 5(a) above, the assets of the Company or proceeds therefrom are not sufficient to pay in full the aggregate liquidating distributions required to be paid pursuant to Section 5(a) to all Holders and the liquidating distributions payable to all holders of any Parity Stock, the amounts distributed to the Holders and to the holders of all such Parity Stock shall be paid pro rata in accordance with the respective aggregate liquidating distributions to which they would otherwise be entitled if all amounts payable thereon were paid in full.

(c) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company shall not be deemed a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, nor shall the merger, consolidation, statutory exchange or any other business combination transaction of the Company into or with any other Person or the merger, consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Company be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

SECTION 6. Right of the Holders to Convert.

(a) Each Holder shall have the right, at such Holder’s option, subject to the conversion procedures set forth in Section 8, to convert each share of such Holder’s Series C Preferred Stock at any time into a number of shares of Common Stock equal to the Conversion Rate; provided, that each Holder shall receive cash in lieu of fractional shares as set out in Section 10(h); provided, further, that no Holder shall be entitled to convert Series C Preferred Stock in an amount that would cause such Holder to beneficially own immediately following such conversion more than 49.99% of the then outstanding shares of Common Stock. Subject to the immediately preceding sentence, the right of conversion may be exercised as to all or any portion of such Holder’s Series C Preferred Stock from time to time; provided that, in each case, no right of conversion may be exercised by a Holder in respect of fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder).

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(b) The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. The Company shall use its reasonable best efforts to maintain the listing on the NASDAQ of such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. Any shares of Common Stock issued upon conversion of Series C Preferred Stock shall be duly authorized, validly issued, fully paid and nonassessable and will not be subject to preemptive rights or subscription rights of any other stockholder of the Company.

SECTION 7. Mandatory Conversion by the Company.

(a) If the VWAP per share of Common Stock for any calendar quarter ending after the six (6) month anniversary of the Original Issuance Date is greater than the Mandatory Conversion Price (the “Mandatory Conversion Trigger” and such quarter, a “Conversion Quarter”) then, if a majority of the members of the Board that have not been designated by, and are not affiliated with, any Holder (the “Disinterested Directors”) so direct, then the Company shall convert (a “Mandatory Conversion”), on a pro rata basis based on the number of shares of Series C Preferred Stock held as of the date of the Notice of Mandatory Conversion (as defined below) delivered in respect of such Mandatory Conversion, up to 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date into shares of Common Stock, on a date selected by the Company that is within 6 months after the last day of the Conversion Quarter (the date selected by the Company for any Mandatory Conversion pursuant to this Section 7(a) and in accordance with Section 7(b), the “Mandatory Conversion Date”); provided, that if the conversion of a Holder’s pro rata share of the then outstanding shares of Series C Preferred Stock would cause such Holder to beneficially own immediately following such Mandatory Conversion more than 49.99% of the then outstanding shares of Common Stock, the number of such Holder’s shares of Series C Preferred Stock that may be converted in such Mandatory Conversion shall be reduced to the greatest number of shares of Series C Preferred Stock that would cause such Holder to beneficially own immediately following such Mandatory Conversion no more than 49.99% of the then outstanding shares of Common Stock; provided, further, that the Company may not consummate a Mandatory Conversion if any Holder would hold upon such Mandatory Conversion shares of Common Stock that are Registrable Securities (as defined in the Registration Rights Agreement) unless as of the Mandatory Conversion Date there is an Available Registration Statement covering resale of such shares of Common Stock by the Holders (after giving effect to such Mandatory Conversion); provided, further, that the Company may not convert, with respect to any individual Holder, fewer than 300,000 shares of Series C Preferred Stock (unless such conversion relates to all shares of Series C Preferred Stock held by such Holder). In the case of a Mandatory Conversion, each share of Series C Preferred Stock then outstanding shall be converted into (A) a whole number of shares of Common Stock at the Conversion Rate plus (B) cash in lieu of fractional shares as set out in Section 10(h). For the avoidance of doubt, subject to the limitations of this Section 7(a), if directed by a majority of the Disinterested Directors, the Company may cause

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multiple Mandatory Conversions in respect of any given Conversion Quarter, and Mandatory Conversions in respect of multiple Conversion Quarters, so long as (i) the aggregate number of shares of Series C Preferred Stock that are converted in respect of any Conversion Quarter do not exceed 1/6th of the total shares of Series C Preferred Stock outstanding as of the Original Issuance Date and (ii) no Holder is forced to convert a number of shares exceeding its pro rata share of the aggregate number of shares of Series C Preferred Stock which may be subject to Mandatory Conversion without giving effect to any reduction in the number of shares of Series C Preferred Stock actually converted.

(b) Notice of Mandatory Conversion. If a majority of the Disinterested Directors elect to effect a Mandatory Conversion in accordance with this Section 7, the Company shall provide notice of the Mandatory Conversion to each Holder (such notice, a “Notice of Mandatory Conversion”) at least three Business Days prior to the Mandatory Conversion Date. For the avoidance of doubt, a Notice of Mandatory Conversion does not limit a Holder’s right to convert on a Conversion Date prior to the Mandatory Conversion Date. The Company may not select a Mandatory Conversion Date within 30 calendar days before the beginning of a Quarterly Blackout Period (as such term is defined in the Registration Rights Agreement).

(c) The Notice of Mandatory Conversion shall state, as appropriate:

(i) the Mandatory Conversion Date selected by the Company;

(ii) the applicable procedures a Holder must follow for issuance of the shares of Common Stock pursuant to Section 8(a); and

(iii) the Conversion Rate as in effect on the Mandatory Conversion Date and the number of shares of Common Stock to be issued to the Holder upon conversion of each share of Series C Preferred Stock held by such Holder.

SECTION 8. Conversion Procedures and Effect of Conversion.

(a) Conversion Procedure. A Holder must do each of the following in order to convert shares of Series C Preferred Stock pursuant to this Section 8(a):

(i) in the case of a conversion pursuant to Section 6(a), complete and manually sign the conversion notice provided by the Conversion Agent, a form of which is attached hereto as Exhibit A (the “Conversion Notice”), and deliver such notice to the Conversion Agent; provided that a Conversion Notice may be conditional on the completion of a Change of Control or other corporate transaction as such Holder may specify;

(ii) deliver to the Conversion Agent the certificate or certificates (if any) representing the shares of Series C Preferred Stock to be converted;

(iii) if required, furnish appropriate endorsements and transfer documents; and

(iv) if required, pay any stock transfer, documentary, stamp or similar taxes not payable by the Company pursuant to Section 18.

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The “Conversion Date” means (A) with respect to conversion of any shares of Series C Preferred Stock at the option of any Holder pursuant to Section 6(a), the date on which such Holder complies with the procedures in this Section 8(a) (including the satisfaction of any conditions to conversion set forth in the Conversion Notice) and (B) with respect to Mandatory Conversion pursuant to Section 7(a), the Mandatory Conversion Date.

(b) Effect of Conversion. Effective immediately prior to the close of business on the Conversion Date applicable to any shares of Series C Preferred Stock, such shares of Series C Preferred Stock shall cease to be outstanding and the corresponding shares of Common Stock pursuant to the conversion shall be issued and outstanding.

(c) Record Holder of Underlying Securities as of Conversion Date. The Person or Persons entitled to receive the Common Stock and, to the extent applicable, cash, securities or other property issuable upon conversion of Series C Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or cash, securities or other property as of the close of business on such Conversion Date. As promptly as practicable on or after the Conversion Date and, if applicable, compliance by the applicable Holder with the relevant procedures contained in Section 8(a) (and in any event no later than three (3) Trading Days thereafter; provided however that, if a written notice from the Holder in accordance with Section 8(a)(i) specifies a date of delivery for any shares of Common Stock, such shares shall be delivered on the date so specified, which shall be no earlier than the second (2nd) Business Day immediately following the date of such notice and no later than the seventh (7th) Business Day thereafter), the Company shall issue the number of whole shares of Common Stock issuable upon conversion (and deliver payment of cash in lieu of fractional shares as set out in Section 10(h)) and, to the extent applicable, any cash, securities or other property issuable thereon. Such delivery of shares of Common Stock, securities or other property shall be made by book-entry or, at the request of the Holder by delivering a notice to the Conversion Agent, through the facilities of The Depositary Trust Company or in certificated form. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis, through the facilities of The Depositary Trust Company, or by mailing certificates evidencing the shares to the Holders, in each case at their respective addresses as set forth in the Conversion Notice (in the case of a conversion pursuant to Section 6(a)) or in the records of the Company or as set forth in a notice from the Holder to the Conversion Agent, as applicable (in the case of a Mandatory Conversion). In the event that a Holder shall not by written notice designate the name in which shares of Common Stock (and payments of cash in lieu of fractional shares) and, to the extent applicable, cash, securities or other property to be delivered upon conversion of shares of Series C Preferred Stock should be registered or paid, or the manner in which such shares, cash, securities or other property should be delivered, the Company shall be entitled to register and deliver such shares, securities or other property, and make such payment, in the name of the Holder and in the manner shown on the records of the Company.

(d) Status of Converted or Reacquired Shares. Shares of Series C Preferred Stock converted in accordance with this Certificate of Designations, or otherwise acquired by the Company or any of its Subsidiaries in any manner whatsoever, shall not be reissued as shares of Series C Preferred Stock and shall be retired promptly after the conversion or acquisition thereof. All such shares shall, upon their retirement and any filing required by the DGCL, become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Certificate of Incorporation.

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(e) Partial Conversion. In case any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted.

(f) Withdrawal of Election for Mandatory Conversion. Notwithstanding anything to the contrary herein, if directed by a majority of the Disinterested Directors, the Company may withdraw (in whole or in part) by means of a written notice of withdrawal delivered to each Holder at any time prior to the close of business on the fourth Business Day prior to the Mandatory Conversion Date, specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted (which withdrawal shall, for the avoidance of doubt, have no effect on those shares of Series C Preferred Stock which a Holder has voluntarily elected to convert).

SECTION 9. Change of Control.

(a) Change of Control Notices. On or before the twentieth (20th) Business Day prior to the date on which the Company anticipates consummating a Change of Control (or, if later, promptly after the Company discovers that a Change of Control may occur), a written notice shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall set forth a description of the anticipated Change of Control (including, for the avoidance of doubt, the details of any consideration to be delivered as a distribution on or in exchange for outstanding shares of Common Stock) and contain the date on which the Change of Control is anticipated to be effected (or, if applicable, the date on which a Schedule TO or other schedule, form or report disclosing a Change of Control was filed) (the “Initial Change of Control Notice”). No later than the later of (x) ten (10) Business Days prior to the date on which the Company anticipates consummating the Change of Control as set forth in the Initial Change of Control Notice and (y) the earlier of (1) the twentieth (20th) Business Day following the relevant Change of Control Effective Date and (2) the tenth (10th) Business Day following receipt of the relevant Initial Change of Control Notice, any Holder that desires to exercise its rights pursuant to Section 9(b) shall notify the Company in writing thereof (such notice, a “Change of Control Election Notice”) and shall specify (x) that such Holder is electing to exercise its rights pursuant to Section 9(b) and (y) the number of shares of Series C Preferred Stock subject to each such election. Within two (2) days following the effective date of a Change of Control (the “Change of Control Effective Date”) (or if the Company discovers later than such date that a Change of Control has occurred, promptly following the date of such discovery), a written notice (the “Change of Control Put Notice”) shall be sent by or on behalf of the Company to the Holders as they appear in the records of the Company, which notice shall contain:

(i) the scheduled Change of Control Purchase Date, which shall be no less than 40 nor more than 60 calendar days following the date of such Change of Control Put Notice;

(ii) the applicable Change of Control Put Price and the number of shares of Series C Preferred Stock subject to the Change of Control Put;

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(iii) the instructions a Holder must follow to receive the applicable Change of Control Put Price;

(iv) that a Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put, subject to Section 9(k); and

(v) a description of the Change of Control (including, for the avoidance of doubt, the details of any consideration delivered as a distribution on or in exchange for outstanding shares of Common Stock) and the applicable Change of Control Effective Date.

(b) Change of Control Put. Subject to the application of Section 9(h) and Section 9(k), the Company shall purchase from each Holder that delivered a Change of Control Election Notice all shares of Series C Preferred Stock specified in such Change of Control Election Notice (a “Change of Control Put”) for a purchase price per each such share of Series C Preferred Stock, payable in cash, equal to the Liquidation Preference of such share of Series C Preferred Stock (the “Change of Control Put Price”). A Holder may not convert any shares of Series C Preferred Stock as to which it has elected a Change of Control Put and with respect to which it has not validly withdrawn such election pursuant to Section 9(k). Notwithstanding anything to the contrary herein, the failure of the Company to deliver the Initial Change of Control Notice or the Change of Control Put Notice shall not impair the rights of the Holders under this Section 9(b).

(c) Change of Control Put Procedure. To receive the Change of Control Put Price, a Holder must, no later than close of business on the Change of Control Purchase Date, surrender to the Conversion Agent the certificates, if any, representing the shares of Series C Preferred Stock to be repurchased by the Company or lost stock affidavits therefor.

(d) Change of Control Call. To the extent a Holder has not delivered a Change of Control Election Notice in accordance with Section 9(a), or a Holder has delivered a Change of Control Election Notice for less than all of its shares of Series C Preferred Stock (or in either case, a Holder has withdrawn a Change of Control Election Notice in respect of any or all of its shares of Series C Preferred Stock pursuant to Section 9(k)), the Company may elect to redeem (the “Change of Control Call”), subject to the right of such Holders to convert the Series C Preferred Stock pursuant to Section 6(a) prior to any such redemption, all of such Holders’ shares of Series C Preferred Stock which are not subject to a Change of Control Put at a redemption price per share, payable in cash, equal to the Liquidation Preference of such shares of Series C Preferred Stock (the “Change of Control Call Price”). For the avoidance of doubt, if the Holder exercises the Change of Control Put in part, the Company can exercise the Change of Control Call for the remainder of such Holder’s shares of Series C Preferred Stock. In order to elect a Change of Control Call, the Company must send irrevocable notice of such election no less than five (5) Business Days, nor more than fifteen (15) Business Days, after the delivery of a Change of Control Put Notice, which notice shall contain the redemption date (which shall be no less than 30 nor more than 60 calendar days following the date of such notice), instructions for Holders to receive the Change of Control Call Price, the amount of the Change of Control Call Price, and the last date for a Holder to convert its shares of Series C Preferred Stock in advance of the Change of Control Call (which shall be the Business Day immediately preceding the redemption date). The Company shall not have the right to elect a Change of Control Call unless, as of the date of delivery of notice of a Change of Control Call, it has set aside sufficient funds legally available for the payment of the full Change of Control Call Price for all outstanding shares of Series C Preferred Stock.

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(e) Delivery upon Change of Control Put/Call. Upon a Change of Control Put or a Change of Control Call, subject to Section 9(h) below, the Company (or its successor) shall deliver or cause to be delivered to the Holder by wire transfer the Change of Control Put Price or the Change of Control Call Price for such Holder’s shares of Series C Preferred Stock.

(f) Treatment of Shares. Until a share of Series C Preferred Stock is purchased by the payment in full of the applicable Change of Control Put Price or Change of Control Call Price, such share of Series C Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share (x) may be converted pursuant to Section 6 and in accordance with this Section 9 and, if not so converted, (y) shall entitle the Holder thereof to the voting rights provided in Section 12; provided that any such shares that are converted prior to the consummation of the Change of Control Put or Change of Control Call in accordance with this Certificate of Designations shall not be entitled to receive any payment of the Change of Control Put Price or Change of Control Call Price and shall instead be entitled to the same per share consideration, or the same right to elect per share consideration, as applicable, to be received by holders of Common Stock in connection with the Change of Control (subject to Section 11, as applicable).

(g) Partial Exercise of Change of Control Put. In the event that a Change of Control Put is effected with respect to shares of Series C Preferred Stock representing less than all the shares of Series C Preferred Stock held by a Holder, upon such Change of Control Put, the Company shall execute and the Transfer Agent shall countersign and deliver to such Holder, at the expense of the Company, a certificate evidencing the shares of Series C Preferred Stock held by the Holder as to which a Change of Control Put was not effected (or book-entry interests representing such shares).

(h) Sufficient Funds. If the Company shall not have sufficient funds legally available under the DGCL to purchase all shares of Series C Preferred Stock that Holders have requested to be purchased under Section 9(b), the Company shall (i) purchase, pro rata among the Holders that have requested their shares be purchased pursuant to Section 9(b), a number of shares of Series C Preferred Stock with an aggregate Change of Control Put Price equal to the amount legally available for the purchase of shares of Series C Preferred Stock under the DGCL and (ii) purchase any shares of Series C Preferred Stock not purchased because of the foregoing limitations at the applicable Change of Control Put Price as soon as practicable after the Company is able to make such purchase out of funds legally available for the purchase of such shares of Series C Preferred Stock. The inability of the Company (or its successor) to make a purchase payment for any reason shall not relieve the Company (or its successor) from its obligation to effect any required purchase when, as and if permitted by applicable law. If the Company fails to pay the Change of Control Put Price or the Change of Control Call Price in full when due in accordance with this Section 9 in respect of some or all of the shares of Series C Preferred Stock to be repurchased pursuant to the Change of Control Put or the Change of Control Call, the Change of Control Put Price or the Change of Control Call Price (or the unpaid portion thereof) shall accrue interest at a rate of 9.5% per annum, until such shares are repurchased, and the Change of Control Put Price or the Change of Control Call Price shall be increased by the amount of such accrued interest, for the period from and

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including the first date upon which the Company fails to pay the Change of Control Put Price or the Change of Control Call Price, as applicable, in full when due in accordance with this Section 9 through but not including the latest day upon which the Company pays the Change of Control Put Price or Change of Control Call Price, as applicable, in full (inclusive, for the avoidance of doubt, of such accrued interest) in accordance with this Section 9. Notwithstanding the foregoing, in the event a Holder elects to exercise a Change of Control Put pursuant to this Section 9 at a time when the Company is restricted or prohibited (contractually or otherwise) from redeeming some or all of the Series C Preferred Stock subject to the Change of Control Put, the Company will use its reasonable best efforts to obtain the requisite consents to remove or obtain an exception or waiver to such restrictions or prohibition. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to comply with its obligations under this Section 9. In connection with any Change of Control, the Company shall take all actions to permit the purchase of all shares of Series C Preferred Stock on the Change of Control Purchase Date that it reasonably believes is permitted under Delaware law and will not render the Company insolvent (such that, on a consolidated basis, (1) the Company will have incurred debts beyond its ability to pay such debts as they mature or become due, (2) the then present fair saleable value of the assets of the Company will not exceed the amount that will be required to pay its probable liabilities (including the probable amount of all contingent liabilities) and its debts as they become absolute and matured or (3) the assets of the Company, in each case at a fair valuation, will not exceed its respective debts (including the probable amount of all contingent liabilities)), including revaluing the Company’s assets to the highest amount permitted by law, borrowing funds on prevailing market terms, selling assets on prevailing market terms and seeking to obtain any and all required governmental or other approvals. The Company shall not take any action that materially impairs the Company’s ability to pay the Change of Control Put Price when due, including by investing available funds in illiquid assets, except for its normal business assets (the covenants described in this Section 9(h), the “Protective Payment Obligations”). The Company shall continue to comply with the Protective Payment Obligations until the entire amount of the Change of Control Put Price is paid in full.

(i) Change of Control Agreements. The Company shall not enter into any agreement for, or otherwise willingly engage in, a transaction constituting a Change of Control unless (i) such agreement provides for or does not interfere with or prevent (as applicable) the exercise by the Holders of their Change of Control Put in a manner that is consistent with and gives effect to this Section 9, and (ii) the acquiring or surviving Person in such Change of Control represents or covenants, in form and substance reasonably satisfactory to the Board acting in good faith, that at the closing of such Change of Control that such Person shall have sufficient funds (which may include, without limitation, cash and cash equivalents on the Company’s balance sheet, the proceeds of any debt or equity financing, available lines of credit or uncalled capital commitments) to consummate such Change of Control and the payment of the Change of Control Put Price in respect of shares of Series C Preferred Stock that have not been converted into Common Stock prior to the Change of Control Effective Date pursuant to Section 6 or Section 7, as applicable.

(j) Effect of Change of Control Put/Call. Upon full payment of the Change of Control Put Price or the Change of Control Call Price, as applicable, for any shares of Series C Preferred Stock subject to a Change of Control Put or Change of Control Call, such shares will cease to be entitled to any dividends that may thereafter be payable on the Series C Preferred Stock; such shares of Series C Preferred Stock will no longer be deemed to be outstanding for any purpose; and all rights (except the right to receive the Change of Control Put Price or Change of Control Call Price, as applicable) of the Holder of such shares of Series C Preferred Stock shall cease and terminate with respect to such shares.

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(k) Withdrawal of Election for Change of Control Put. Notwithstanding anything to the contrary herein, any Holder’s Change of Control Election Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Company at any time prior to the close of business on the fourth Business Day immediately succeeding the date of delivery of a Change of Control Put Notice (or, if earlier, the close of business on the second Business Day immediately preceding the relevant Change of Control Purchase Date), specifying the number of shares of Series C Preferred Stock with respect to which such notice of withdrawal is being submitted.

(l) The above provisions of this Section 9 shall similarly apply to successive Changes of Control (or anticipated Changes of Control).

SECTION 10. Anti-Dilution Adjustments.

(a) Adjustments. The Conversion Factor will be subject to adjustment, without duplication, upon the occurrence of the following events, except that the Company shall not make any adjustment to the Conversion Factor if Holders of the Series C Preferred Stock participate, at the same time and upon the same terms as holders of Common Stock and solely as a result of holding shares of Series C Preferred Stock, in any transaction described in this Section 10(a), without having to convert their Series C Preferred Stock, as if they held a number of shares of Common Stock equal to the Conversion Rate multiplied by the number of shares of Series C Preferred Stock held by such Holders:

(i) The issuance of Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, or a subdivision, split or combination of Common Stock or a reclassification of Common Stock into a greater or lesser number of shares of Common Stock, in which event the Conversion Factor shall be adjusted based on the following formula:

CR1 = CR0 x (OS1 / OS0)

CR0 = the Conversion Factor in effect immediately prior to the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

CR1 = the new Conversion Factor in effect immediately after the close of business on (i) the Record Date for such dividend or distribution, or (ii) the effective date of such subdivision, split, combination or reclassification

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

OS1 = the number of shares of Common Stock that would be outstanding immediately after the close of business on (i) the Record Date for such dividend or distribution or (ii) the effective date of such subdivision, split, combination or reclassification

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Any adjustment made pursuant to this clause (i) shall be effective immediately after the close of business on the Record Date for such dividend or distribution, or the effective date of such subdivision, split, combination or reclassification. If any such event is announced or declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such event shall not occur, to the Conversion Factor that would then be in effect if such event had not been declared.

(ii) The dividend, distribution or other issuance to all or substantially all holders of Common Stock of rights (other than rights, options or warrants distributed in connection with a stockholder rights plan (in which event the provisions of Section 10(a)(vii) shall apply)), options or warrants entitling them to subscribe for or purchase shares of Common Stock for a period expiring forty-five (45) days or less from the date of issuance thereof, at a price per share that is less than the Current Market Price as of the Record Date for such issuance, in which event the Conversion Factor will be increased based on the following formula:

CR1 = CR0 x [(OS0+X) / (OS0+Y)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

CR1 = the new Conversion Factor in effect immediately following the close of business on the Record Date for such dividend, distribution or issuance

OS0 = the number of shares of Common Stock outstanding immediately prior to the close of business on the Record Date for such dividend, distribution or issuance

X = the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y = the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants divided by the Current Market Price as of the Record Date for such dividend, distribution or issuance.

For purposes of this clause (ii) in determining whether any rights, options or warrants entitle the holders to purchase the Common Stock at a price per share that is less than the Current Market Price as of the Record Date for such dividend, distribution or issuance, there shall be taken into account any consideration the Company receives for such rights, options or warrants, and any amount payable on exercise thereof, with the value of such consideration, if other than cash, to be the Fair Market Value thereof.

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Any adjustment made pursuant to this clause (ii) shall become effective immediately following the close of business on the Record Date for such dividend, distribution or issuance. In the event that such rights, options or warrants are not so issued, the Conversion Factor shall be readjusted, effective as of the date the Board publicly announces its decision not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such dividend, distribution or issuance had not been declared. To the extent that such rights, options or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights, options or warrants upon the exercise of such rights, options or warrants, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the dividend, distribution or issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.

(iii) The Company or one or more of its Subsidiaries purchases Common Stock pursuant to a tender offer or exchange offer (other than an exchange offer that constitutes a Distribution Transaction subject to Section 10(a)(v) by the Company or a Subsidiary of the Company for all or any portion of the Common Stock), or otherwise acquires Common Stock (except in connection with tax withholding upon vesting or settlement of options, restricted stock units, performance share units or other similar equity awards or upon forfeiture or cashless exercise of options or other equity awards) (a “Covered Repurchase”), if the cash and value of any other consideration included in the payment per share of Common Stock validly tendered, exchanged or otherwise acquired through a Covered Repurchase exceeds the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the last day on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) or shares of Common Stock are otherwise acquired through a Covered Repurchase (the “Expiration Date”), in which event the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [(FMV + (SP1. x OS1)) / (SP1 x OS0)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Expiration Date

CR1 = the new Conversion Factor in effect immediately after the close of business on the Expiration Date

FMV = the Fair Market Value, on the Expiration Date, of all cash and any other consideration paid or payable for all shares validly tendered or exchanged and not withdrawn, or otherwise acquired through a Covered Repurchase, as of the Expiration Date

OS0 = the number of shares of Common Stock outstanding immediately prior to the last time tenders or exchanges may be made pursuant to such tender or exchange offer (including the shares to be purchased in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

OS1 = the number of shares of Common Stock outstanding immediately after the last time tenders or exchanges may be made pursuant to such tender or exchange offer (after giving effect to the purchase of shares in such tender or exchange offer) or shares are otherwise acquired through a Covered Repurchase

SP1 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the Trading Day next succeeding the Expiration Date

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Such adjustment shall become effective immediately after the close of business on the Expiration Date. If an adjustment to the Conversion Factor is required under this Section 10(a)(iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(iii) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(iii).

In the event that the Company or any of its Subsidiaries is obligated to purchase Common Stock pursuant to any such tender offer, exchange offer or other commitment to acquire shares of Common Stock through a Covered Repurchase but is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Factor shall be readjusted to be the Conversion Factor that would have been then in effect if such tender offer, exchange offer or Covered Repurchase had not been made.

(iv) The Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock (other than for cash in lieu of fractional shares), shares of any class of its Capital Stock, evidences of its indebtedness, assets, other property or securities, but excluding (A) dividends or distributions referred to in Section 10(a)(i) or Section 10(a)(ii) hereof, (B) Distribution Transactions as to which Section 10(a)(v) shall apply, (C) dividends or distributions paid exclusively in cash as to which Section 10(a)(vi) shall apply, and (D) rights, options or warrants distributed in connection with a stockholder rights plan as to which Section 10(a)(vii) shall apply (any of such shares of its Capital Stock, indebtedness, assets or property that are not so excluded are hereinafter called the “Distributed Property”), then, in each such case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 — FMV)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

FMV = the Fair Market Value of the portion of Distributed Property distributed with respect to each outstanding share of Common Stock on the Record Date for such dividend or distribution; provided that, if FMV is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall distribute to each holder of Series C Preferred Stock on the date the applicable Distributed Property is distributed to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of Distributed Property such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

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Any adjustment made pursuant to this clause (iv) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any such dividend or distribution is declared but does not occur, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution shall not occur, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(v) The Company effects a Distribution Transaction, in which case the Conversion Factor in effect immediately prior to the effective date of the Distribution Transaction shall be increased based on the following formula:

CR1 = CR0 x [(FMV + SP0) / SP0]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the effective date of the Distribution Transaction

CR1 = the new Conversion Factor in effect immediately after the close of business on the effective date of the Distribution Transaction

FMV = the arithmetic average of the volume-weighted average prices for a share of the capital stock or other interest distributed to holders of Common Stock on the principal United States securities exchange or automated quotation system on which such capital stock or other interest trades, as reported by Bloomberg (or, if Bloomberg ceases to publish such price, any successor service chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of such capital stock or other interest on such Trading Day determined, using a volume-weighted average method, by an Independent Financial Advisor retained for such purpose by the Company), for each of the ten consecutive full Trading Days commencing with, and including, the effective date of the Distribution Transaction

SP0 = the arithmetic average of the VWAP per share of Common Stock for each of the ten (10) consecutive full Trading Days commencing on, and including, the effective date of the Distribution Transaction

Such adjustment shall become effective immediately following the close of business on the effective date of the Distribution Transaction. If an adjustment to the Conversion Factor is required under this Section 10(a)(v), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this Section 10(a)(v) shall be delayed to the extent necessary in order to complete the calculations provided for in this Section 10(a)(v).

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(vi) The Company makes a cash dividend or distribution to all or substantially all holders of the Common Stock, in which case the Conversion Factor shall be increased based on the following formula:

CR1 = CR0 x [SP0 / (SP0 – C)]

CR0 = the Conversion Factor in effect immediately prior to the close of business on the Record Date for such dividend or distribution

CR1 = the new Conversion Factor in effect immediately after the close of business on the Record Date for such dividend or distribution

SP0 = the Current Market Price as of the Record Date for such dividend or distribution

C = the amount in cash per share of Common Stock the Company distributes to all or substantially all holders of its Common Stock; provided that, if C is equal or greater than SP0, then in lieu of the foregoing adjustment, the Company shall pay to each holder of Series C Preferred Stock on the date the applicable cash dividend or distribution is made to holders of Common Stock, but without requiring such holder to convert its shares of Series C Preferred Stock, in respect of each share of Series C Preferred Stock held by such holder, the amount of cash such holder would have received had such holder owned a number of shares of Common Stock equal to the Conversion Rate on the Record Date for such dividend or distribution

Any adjustment made pursuant to this clause (vi) shall be effective immediately after the close of business on the Record Date for such dividend or distribution. If any dividend or distribution is declared but not paid, the Conversion Factor shall be readjusted, effective as of the date the Board announces that such dividend or distribution will not be paid, to the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

(vii) If the Company has a stockholder rights plan in effect with respect to the Common Stock on any Conversion Date, upon conversion of any shares of the Series C Preferred Stock, Holders of such shares will receive, in addition to the applicable number of shares of Common Stock, the rights under such rights plan relating to such Common Stock, unless, prior to such Conversion Date, the rights have become exercisable or separated from the shares of Common Stock (the first of such events to occur, a “Trigger Event”), in which case, the Conversion Factor will be adjusted, effective automatically at the time of such Trigger Event, as if the Company had made a distribution of such rights to all holders of Common Stock as described in Section 10(a)(ii) (without giving effect to the forty-five (45) day limit on the exercisability of rights, options or warrants ordinarily subject to such Section 10(a)(ii)), subject to appropriate readjustment in the event of the expiration, termination or redemption of such rights prior to the exercise, deemed exercise or exchange thereof. Notwithstanding the foregoing, to the extent any such stockholder rights are exchanged by the Company for shares of Common Stock or other property or securities, the Conversion Factor shall be appropriately readjusted as if such stockholder rights had not been issued, but the Company had instead issued such shares of Common Stock or other property or securities as a dividend or distribution of shares of Common Stock pursuant to Section 10(a)(i) or Section 10(a)(iv), as applicable.

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To the extent that such rights are not exercised prior to their expiration, termination or redemption, the Conversion Factor shall be readjusted to the Conversion Factor that would then be in effect had the adjustments made upon the occurrence of the Trigger Event been made on the basis of the issuance of, and the receipt of the exercise price with respect to, only the number of shares of Common Stock actually issued pursuant to such rights.

Notwithstanding anything to the contrary in this Section 10(a)(vii), no adjustment shall be required to be made to the Conversion Factor with respect to any Holder which is, or is an “affiliate” or “associate” of, an “acquiring person” under such stockholder rights plan or with respect to any direct or indirect transferee of such Holder who receives Series C Preferred Stock in such transfer after the time such Holder becomes, or its affiliate or associate becomes, such an “acquiring person”.

(b) Calculation of Adjustments. All adjustments to the Conversion Factor shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Factor will be required unless such adjustment would require an increase or decrease of at least one percent of the Conversion Factor; provided, however, that any such adjustment that is not required to be made will be carried forward and taken into account in any subsequent adjustment; provided, further that any such adjustment of less than one percent that has not been made will be made upon any Conversion Date or redemption or repurchase date. To the extent that the event triggering an adjustment under this Section 10 occurs prior to the close of business on the applicable date, references to “prior to the close of business” and “after the close of business” (and similar terms) in the formulas in this Section 10 shall be modified to refer to the points in time prior to giving effect to the applicable event and after giving effect to the applicable event, respectively.

(c) When No Adjustment Required. (i) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing, or for the repurchase of Common Stock.

(ii) Except as otherwise provided in this Section 10, the Conversion Factor will not be adjusted as a result of the issuance of, the distribution of separate certificates representing, the exercise or redemption of, or the termination or invalidation of, rights pursuant to any stockholder rights plans.

(iii) No adjustment to the Conversion Factor will be made:

(A) upon the issuance of any shares of Common Stock issued pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in Common Stock under any plan in which purchases are made at market prices on the date or dates of purchase, without discount, and whether or not the Company bears the ordinary costs of administration and operation of the plan, including brokerage commissions;

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(B) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security, including the Series C Preferred Stock; or

(C) for a change in the par value of the Common Stock.

(d) Successive Adjustments. After an adjustment to the Conversion Factor under this Section 10, any subsequent event requiring an adjustment under this Section 10 shall cause an adjustment to each such Conversion Factor as so adjusted.

(e) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to the Conversion Factor pursuant to this Section 10 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder; provided, however, that if more than one subsection of this Section 10 is applicable to a single event, the subsection shall be applied that produces the largest adjustment.

(f) Notice of Adjustments. Whenever any event of the type described in this Section 10 has occurred, the Company shall as soon as reasonably practicable following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware):

(i) compute the adjusted applicable Conversion Factor in accordance with this Section 10 and prepare and transmit to the Conversion Agent an Officer’s Certificate setting forth the applicable Conversion Factor, the method of calculation thereof, and the facts requiring such adjustment and upon which such adjustment is based; and

(ii) provide a written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the applicable Conversion Factor was determined and setting forth the adjusted applicable Conversion Factor.

(g) Conversion Agent. The Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the Conversion Factor or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Conversion Agent shall be fully authorized and protected in relying on any Officer’s Certificate delivered pursuant to this Section 10(g) and any adjustment contained therein and the Conversion Agent shall not be deemed to have knowledge of any adjustment unless and until it has received such certificate. The Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, that may at the time be issued or delivered with respect to any Series C Preferred Stock and the Conversion Agent makes no representation with respect thereto. The Conversion Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to the conversion of Series C Preferred Stock or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section 10.

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(h) Fractional Shares. No fractional shares of Common Stock will be delivered to the Holders upon conversion. In lieu of fractional shares otherwise issuable, the Holders will be entitled to receive an amount in cash equal to the fraction of a share of Common Stock multiplied by the Closing Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date. In order to determine whether the number of shares of Common Stock to be delivered to a Holder upon the conversion of such Holder’s shares of Series C Preferred Stock will include a fractional share, such determination shall be based on the aggregate number of shares of Series C Preferred Stock of such Holder that are being converted on any single Conversion Date.

SECTION 11. Reorganization Events.

(a) Reorganization Events. In the event of:

(i) any reclassification, statutory exchange, merger, consolidation or other similar business combination of the Company with or into another Person, in each case, pursuant to which at least a majority of the Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Company or another Person;

(ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Company, in each case pursuant to which the Common Stock is converted into cash, securities or other property; or

(iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Common Stock into other securities;

(each of which is referred to as a “Reorganization Event”), each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event will, without the consent of the Holders and subject to Section 11(d) and Section 12(b), remain outstanding but shall become convertible into, in accordance with Section 6 and Section 7, the number, kind and amount of securities, cash and other property (the “Exchange Property”) (without any interest on such Exchange Property and without any right to dividends or distributions on such Exchange Property which have a record date that is prior to the applicable Conversion Date) that the Holder of such share of Series C Preferred Stock would have received in such Reorganization Event had such Holder converted its shares of Series C Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Rate applicable immediately prior to the effective date of the Reorganization Event; provided, that the foregoing shall not apply if such Holder is a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person, to the extent such Reorganization Event provides for different treatment of Common Stock held by such Constituent Persons or such Affiliate thereof. If the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by a Person (other than a Constituent Person or an Affiliate thereof), then for the purpose of this Section 11(a), the kind and amount of securities, cash and other property receivable upon conversion following such Reorganization Event will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock.

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(b) Successive Reorganization Events. The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of Capital Stock (as though such Capital Stock were Common Stock) received by the holders of the Common Stock in any such Reorganization Event.

(c) Reorganization Event Notice. The Company (or any successor) shall, no less than thirty (30) days prior to the anticipated effective date of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.

(d) Reorganization Event Agreements. The Company shall not enter into any agreement for a transaction constituting a Reorganization Event unless (i) such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11, and (ii) to the extent that the Company is not the surviving corporation in such Reorganization Event or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series C Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event.

SECTION 12. Voting Rights.

(a) General. Holders of shares of Series C Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock and the holders of any other class or series of Capital Stock of the Company then entitled to vote with the Common Stock on all matters submitted to a vote of the holders of Common Stock (and, if applicable, holders of any other class or series of Capital Stock of the Company). The Holders shall be entitled to notice of any meeting of holders of Common Stock in accordance with the Certificate of Incorporation and Bylaws of the Company. Each Holder shall be entitled to the number of votes equal to the product of (i) the largest number of whole shares of Common Stock into which all shares of Series C Preferred Stock could be converted pursuant to Section 6 multiplied by (ii) a fraction the numerator of which is the number of shares of Series C Preferred Stock held by such Holder and the denominator of which is the aggregate number of issued and outstanding shares of Series C Preferred Stock, in each case, at and calculated as of the record date for the determination of stockholders entitled to vote or consent on such matters or, if no such record date is established, at and as of the date such vote or consent is taken or any written consent of stockholders is first executed; provided, that to the extent (x) the Series C Preferred Stock and (y) any shares of Common Stock held as of the Original Issuance Date by any Investor, together with its Permitted Transferees and Affiliates, would, in the aggregate (but without taking into consideration shares of Series C Preferred Stock or Common Stock held by any other Investor, together with its Permitted Transferees and Affiliates), represent voting rights with respect to more than 16.66% of the Company’s Common Stock (including the Series C Preferred Stock on an as-converted basis) (the “Voting Threshold”), such Investor, together with its Permitted Transferees and Affiliates, will not be permitted to exercise the voting rights with respect to any

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shares of Series C Preferred Stock held by them in excess of the Voting Threshold and the Company shall exercise the voting rights with respect to such shares of Series C Preferred Stock in excess of the Voting Threshold in a Neutral Manner. To the extent that a Holder acquires shares of Series C Preferred Stock from another Holder, the acquiring Holder’s Voting Threshold will be increased proportionately based on the number of shares of Series C Preferred Stock that such Holder acquires and the disposing Holder’s Voting Threshold will be decreased proportionately based on the number of shares of Series C Preferred Stock that such Holder disposes of, such that the aggregate Voting Threshold of all Holders does not exceed 49.99%.

(b) Adverse Changes. In addition to, and not in limitation of, Section 12(a), the vote or consent of the Holders of at least 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for, directly or indirectly, effecting or validating any of the following actions, whether or not such approval is required pursuant to the DGCL:

(i) any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws that would have an adverse effect on the rights, preferences, privileges or voting power of the Series C Preferred Stock;

(ii) any amendment or alteration (whether by merger, consolidation or otherwise) of, or any supplement (whether by a certificate of designations or otherwise) to, the Certificate of Incorporation or any provision thereof, or any other action to authorize or create, or increase the number of authorized or issued shares of, or any securities convertible into shares of, or reclassify any security into, or issue, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Series C Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company; or

(iii) any increase or decrease in the authorized number of shares of Series C Preferred Stock or issuance of shares of Series C Preferred Stock after the Original Issuance Date.

(c) Each Holder of Series C Preferred Stock will have one vote per share on any matter on which Holders of Series C Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent.

(d) Notwithstanding Section 21, the vote or consent of the Holders of 75% of the shares of Series C Preferred Stock outstanding at such time, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be required to waive or amend the provisions of Section 9(i) of this Certificate of Designations, and any amendment or waiver of any of the provisions of Section 9(i) approved by such percentage of the Holders shall be binding on all of the Holders.

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(e) For the avoidance of doubt and notwithstanding anything to the contrary in the Certificate of Incorporation or Bylaws of the Company, the Holders of Series C Preferred Stock shall have the exclusive consent and voting rights set forth in Section 12(b) and may take action or consent to any action with respect to such rights without a meeting by delivering a consent in writing or by electronic transmission of the Holders of the Series C Preferred Stock entitled to cast not less than the minimum number of votes that would be necessary to authorize, take or consent to such action at a meeting of stockholders.

(f) Upon the acquisition of shares of Series C Preferred Stock, the Holder of such shares shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Series C Preferred Stock held by them in excess of the Voting Threshold as indicated in Section 12(a) above with respect to any matters that must be voted in a Neutral Manner.

SECTION 13. Term. Except as expressly provided in this Certificate of Designations, the shares of Series C Preferred Stock shall not be redeemable or otherwise mature and the term of the Series C Preferred Stock shall be perpetual.

SECTION 14. Creation of Capital Stock. Subject to Section 12(b), the Board, or any duly authorized committee thereof, without the vote of the Holders, may authorize and issue additional shares of Capital Stock of the Company.

SECTION 15. No Sinking Fund. Shares of Series C Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 16. Transfer Agent, Conversion Agent, Registrar and Paying Agent. The duly appointed Transfer Agent, Conversion Agent, Registrar and paying agent for the Series C Preferred Stock shall be Equiniti Trust Company, LLC. The Company may, in its sole discretion, appoint any other Person to serve as Transfer Agent, Conversion Agent, Registrar or paying agent for the Series C Preferred Stock and thereafter may remove or replace such other Person at any time. Upon any such appointment or removal, the Company shall send notice thereof to the Holders.

SECTION 17. Replacement Certificates.

(a) Mutilated, Destroyed, Stolen and Lost Certificates. If physical certificates evidencing the Series C Preferred Stock are issued, the Company shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Transfer Agent. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Company.

(b) Certificates Following Conversion. If physical certificates representing the Series C Preferred Stock are issued, the Company shall not be required to issue replacement certificates representing shares of Series C Preferred Stock on or after the Conversion Date applicable to such shares (except if any certificate for shares of Series C Preferred Stock shall be surrendered for partial conversion, the Company shall, at its expense, execute and deliver to or upon the written order of the Holder of the certificate so surrendered a new certificate for the shares of Series C Preferred Stock not converted). In place of the delivery of a replacement certificate following the applicable Conversion Date, the Transfer Agent, upon receipt of the satisfactory evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock formerly evidenced by the physical certificate.

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SECTION 18. Taxes.

(a) Withholding. The Company agrees that, provided that a Holder delivers to the Company a properly executed Internal Revenue Service (“IRS”) Form W-9 certifying as to the complete exemption from backup withholding of the Holder (or, if the Holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner), under current law the Company (including any paying agent of the Company) shall not be required to, and shall not, deduct or withhold taxes on any payments or deemed payments to any such Holder. In the event that any such Holder fails to deliver to the Company such properly executed IRS Form W-9, the Company reasonably believes that a previously delivered IRS Form W-9 is no longer accurate and/or valid, or there is a change in law that affects the withholding obligations of the Company, the Company and its paying agent shall be entitled to deduct or withhold on all applicable payments or deemed payments made to the relevant Holder and shall be entitled to set off with respect to any future distributions, such tax amounts as the Company reasonably determines are required to be deducted or withheld therefrom under any provision of applicable law (and, to the extent such amounts are paid to the relevant taxing authority in accordance with applicable law, such amounts will be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such withholding was made); provided, that if the Company determines that an amount is required to be deducted or withheld on any payment or deemed payment with respect to any Holder, the Company shall provide reasonable prior notice to such Holder in writing of its intent to deduct or withhold taxes on such payment and will reasonably cooperate with such Holder in obtaining any available exemption or reduction of such withholding.

(b) Transfer Taxes. The Company shall pay any and all stock transfer, documentary, stamp and similar taxes due upon the issuance of shares of Series C Preferred Stock or the issuance of shares of Common Stock pursuant hereto. However, in the case of conversion of Series C Preferred Stock, the Company shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock to a beneficial owner other than the initial beneficial owner of Series C Preferred Stock, and shall not be required to make any such issuance, delivery or payment unless and until the Person requesting such issuance, delivery or payment has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

(c) Tax Treatment. It is intended that, as of the date of the Certificate of Amendment, (i) the Series C Preferred Stock shall not be treated as “preferred stock” for purposes of Section 305 of the Code and the Treasury Regulations promulgated thereunder, and (ii) as a consequence, any difference between the purchase price paid for the Series C Preferred Stock and the Liquidation Preference thereof will, by reason of Section 305(b)(4) of the Code or Treasury Regulations Section 1.305-5, not be treated as a distribution of property until paid in cash. The Company and Holders (and their respective affiliates) shall file all tax returns in a manner consistent with the foregoing intended tax treatment and shall not take any tax position that is inconsistent with such intended tax treatment except in connection with, or as required by, any of the following: (v) a

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change in applicable facts and circumstances as to whether the Series C Preferred Stock has a “real and meaningful probability” of participating in the earnings and growth of the Company at the time of distribution, as determined by the Company pursuant to Treasury Regulations section 1.305-5(a), (w) a change in relevant law occurring after the Original Issuance Date, (x) after the Original Issuance Date, the promulgation of relevant final U.S. Treasury Regulations addressing instruments similar to the Series C Preferred Stock (from and after the effective date of such regulations), (y) an amendment to the terms of this Certificate of Designations or (z) a “determination” within the meaning of section 1313(a) of the Code.

SECTION 19. Notices. All notices referred to herein shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon (i) acknowledgement of receipt, if sent via e-mail or (ii) the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service, in each case, addressed: (i) if to the Company, to its office at comScore, Inc., 11950 Democracy Drive, Suite 600, Reston, Virginia 20190 (Attention: Ashley Wright), Email: [_______], (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Company (which may include the records of the Transfer Agent) or (iii) to such other address as the Company or any such Holder, as the case may be, shall have designated by notice similarly given.

SECTION 20. Facts Ascertainable. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement or document at the principal executive offices of the Company and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Company shall also maintain a written record of the Issuance Date, the number of shares of Series C Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.

SECTION 21. Waiver. Notwithstanding any provision in this Certificate of Designations to the contrary, any provision contained herein and any right of the Holders of shares of Series C Preferred Stock granted hereunder may be waived as to all shares of Series C Preferred Stock (and the Holders thereof) upon the vote or written consent of the Holders of a majority of the shares of Series C Preferred Stock then outstanding.

SECTION 22. Severability. If any term of the Series C Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.

SECTION 23. Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Investor Parties, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Investor Parties or any of their respective officers, representatives, directors, agents,

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stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Company’s Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 23. Neither the alteration, amendment or repeal of this Section 23 nor the adoption of any provision of the Certificate of Incorporation or this Certificate of Designations inconsistent with this Section 23, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 23 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 23, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 23 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 23 (including, without limitation, each portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 23 (including, without limitation, each such portion of any paragraph of this Section 23 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 23 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

SECTION 24. Rule 144A Information. The Company will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish to Holders and prospective investors, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended.

SECTION 25. Antitrust Filing. If, in connection with the exercise of the rights of any Holder or the Company pursuant to, or the applicability of any terms of, this Certificate of Designations or the Stockholders Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Holder, on the other hand, shall, at the request of the Holder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”), and notwithstanding anything to the contrary in this Certificate of Designations or the Stockholders

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Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Holder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Holder’s rights under this Certificate of Designations or the Stockholders Agreement, any filing or submission fees required under applicable Antitrust Laws shall be paid by such Holder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under this Certificate of Designations or the Stockholders Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under applicable Antitrust Laws shall be paid by the Company.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be executed this [__] day of [______].

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Certificate of Designations]

EXHIBIT A

CONVERSION NOTICE

Reference is made to the Certificate of Designations of Series C Convertible Preferred Stock, par value $0.001, of comScore, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), of comScore, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, [as of the date specified below // upon // immediately prior to[, and subject to the occurrence of,] [•]].

Date of Conversion (if applicable):

Number of shares of Series C Preferred Stock to be converted:

Share certificate no(s). of Series C Preferred Stock to be converted:

Tax ID Number (if applicable):

Please confirm the following information:

Conversion Rate:

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the shares of Series C Preferred Stock are being converted in the following name and to the following address:

Issue to:

Address:

Telephone Number:

Email:

Authorization:

By:

Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

Payment Instructions for cash payment in lieu of fractional shares:

[Exhibit A to Certificate of Designations]

EXHIBIT C

Form of Certificate of Amendment to the Certificate of Incorporation

[See attached.]

Exhibit C

Certificate of Amendment of

Amended and Restated

Certificate of Incorporation

of comScore, Inc.

comScore, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That on September 25, 2025, the Board of Directors (the “Board”) of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

SECOND: That thereafter, pursuant to resolutions of the Board, a special meeting of stockholders of the Corporation was duly called and held on [•], upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

THIRD: This Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

FOURTH: That Section A.1 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. Capital Stock.

1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 60,000,000 shares. 46,000,000 shares shall be Common Stock, par value $0.001 per share, and 14,000,000 shares shall be Preferred Stock, par value $0.001 per share.

FIFTH: That Section C of Article VIII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in full as follows:

A. No Action by Written Consent of Stockholders. Except as otherwise provided in any certificate of designations in respect of a series of Preferred Stock of the Corporation, no action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

SIXTH: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SEVENTH: All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this [•] day of [•].

By:
Name:
Title:

EXHIBIT D

Form of Second Amended and Restated Stockholders Agreement

[See attached.]

Exhibit D

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement” or the “Second Amended and Restated Stockholders Agreement”), dated as of [•] (the “Closing Date”), is entered into by and among comScore, Inc., a Delaware corporation (the “Company”), Charter Communications Holding Company, LLC, a Delaware limited liability company (the “Charter Stockholder”), Liberty Broadband Corporation, a Delaware corporation (the “Liberty Broadband Stockholder”), and Pine Investor, LLC, a Delaware limited liability company (the “Cerberus Stockholder,” and together with the Charter Stockholder and the Liberty Broadband Stockholder, the “Stockholders”).

WHEREAS, on January 7, 2021, (a) the Company and the Charter Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (the “Charter Purchase Agreement”), (b) the Company and Qurate Retail, Inc., a Delaware corporation (together with its affiliates, “Qurate Stockholder”) entered into that certain Series B Convertible Preferred Stock Purchase Agreement, and on May 16, 2023, the Qurate Stockholder subsequently transferred its shares of Series B Convertible Preferred Stock (as defined below) to Liberty Broadband (collectively, the “Liberty Broadband Purchase Agreement”), and (c) the Company and the Cerberus Stockholder entered into that certain Series B Convertible Preferred Stock Purchase Agreement (together with the Charter Purchase Agreement and the Liberty Broadband Purchase Agreement, the “Purchase Agreements”), in each case, relating to the issuance and sale of shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Convertible Preferred Stock”);

WHEREAS, on March 10, 2021, pursuant to the Purchase Agreements, the Company issued shares of Series B Convertible Preferred Stock to the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder, and the Charter Stockholder, Cerberus Stockholder and Qurate Stockholder entered into that certain Stockholders Agreement to set forth certain understandings among such parties, including with respect to certain matters related to their ownership of Series B Convertible Preferred Stock (the “Stockholders Agreement”);

WHEREAS, on July 24, 2024, the Company and each of the Stockholders entered into a Subscription Agreement (collectively, the “Subscription Agreements”), relating to the issuance and sale of additional shares of Series B Convertible Preferred Stock on the terms and subject to the conditions set forth in the Subscription Agreements, and on the same date, the Company and each of the Stockholders entered into an Amended and Restated Stockholders Agreement in connection with such issuances (the “A&R Stockholders Agreement”);

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement (the “Exchange Agreements”), relating to the exchange of the Stockholders’ Series B Convertible Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of common stock, par value $0.001 per share, of the Company (“Common Stock,” and such shares of Common Stock issued pursuant to the Exchange Agreements, the “Exchange Common Stock” and the transactions contemplated by the Exchange Agreements, the “Exchange”);

WHEREAS, on the Closing Date, the Company and the Stockholders will consummate the Exchange, and the Company will issue shares of Preferred Stock and Exchange Common Stock to the Stockholders; and

WHEREAS, the Company and the Stockholders wish to enter into this Agreement in order to amend and restate the A&R Stockholders Agreement in its entirety as of the effective time of the Exchange.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Acquired EBITDA” means with respect to any Acquired Entity or Business (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” were references to such Pro Forma Entity and its Subsidiaries which will become Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity.

“Acquired Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Activist Investor” means, as of any date, any Person (other than a Stockholder or any of its Affiliates, as of the date hereof) that has been identified on the most recent “SharkWatch 50” list, or any publicly disclosed Affiliate funds of such Person.

“Additional Director” means any director of the Company nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) in accordance with Section 2.1.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, that (i) the Company and its Subsidiaries shall not be deemed to be Affiliates of any Stockholder or any of its Affiliates, (ii) “portfolio companies” (as such term is customarily used among institutional investors) in which any Stockholder or any of its Affiliates has an investment (whether as debt or equity) shall not be deemed Affiliates of such Stockholder, (iii) a Stockholder shall not be deemed an Affiliate of any other Stockholder solely as a result of their entry into this Agreement, the Exchange Agreements and the transactions contemplated thereby, and (iv) Directors designated by any Stockholder shall not be deemed Affiliates of the Company or its Subsidiaries.

“Agreement” shall have the meaning set forth in the Preamble.

“Antitrust Approval” has the meaning set forth in Section 3.6.

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Exchange.

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“as-converted basis” means, prior to the conversion of all outstanding shares of Preferred Stock into shares of Common Stock, with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock (at the conversion rate in effect on such date in accordance with the Certificate of Designations) are assumed to be outstanding as of such date and disregarding any other securities or derivatives that are convertible or exercisable into, or exchangeable for, any shares of Common Stock.

“Assigning Stockholder” shall have the meaning set forth in Section 6.11(b).

Any Person shall be deemed to “beneficially own”, to have “beneficial ownership” of, or to be “beneficially owning” any securities (which securities shall also be deemed “beneficially owned” by such Person) that such Person or any of its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) is deemed to “beneficially own” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act, without regard to the requirement that the right to acquire the beneficial ownership of any securities must be exercisable within sixty (60) days (including assuming conversion of all shares of Preferred Stock, if any, owned by such Person to Common Stock).

“Board” means the Board of Directors of the Company.

“business day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by law to be closed in New York, New York.

“Buying Stockholder” shall have the meaning set forth in Section 2.1(g).

“Bylaws” means the Amended and Restated Bylaws of the Company (as amended from time to time).

“Capital Stock” means, with respect to any Person, any and all shares of, interests in, rights to purchase, warrants to purchase, options for, participations in or other equivalents of or interests in (however designated) stock issued by such Person.

“Cash-settled Exchangeables” means bona fide sales of, or other transactions in, exchangeable notes, debentures or similar securities with respect to which Common Stock or Preferred Stock is the underlying security, which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder and any bond hedge and warrant transactions or other call spread overlays or capped call transactions relating to such Cash-settled Exchangeables which, by their terms, permit only cash settlement (and/or settlement with securities that are not Common Stock or Preferred Stock) of the Stockholder’s obligations thereunder.

“Cerberus Director” means any director of the Company designated by the Cerberus Stockholder in accordance with Section 2.1.

“Cerberus Stockholder” shall have the meaning set forth in the Preamble.

“Certificate of Designations” means that certain Certificate of Designations relating to the Preferred Stock, as it may be amended from time to time.

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“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (as amended from time to time).

“Change of Control” shall have the meaning set forth in the Certificate of Designations.

“Charter Commercial Agreements” means, collectively, the Data License Agreement and Service Order, in each case entered into between Charter Communications Operating, LLC and the Company as of March 10, 2021, as amended through the Closing Date.

“Charter Director” means any director of the Company designated by the Charter Stockholder in accordance with Section 2.1.

“Charter Purchase Agreement” shall have the meaning set forth in the Recitals.

“Charter Stockholder” shall have the meaning set forth in the Preamble.

“Closing Date” shall have the meaning set forth in the Preamble.

“Chosen Courts” shall have the meaning set forth in Section 6.8(a).

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Consolidated EBITDA” means, as determined on a consolidated basis for the Company and its Subsidiaries for any period,

(a) the Consolidated Net Income for such period,

plus

(b) without duplication and to the extent already deducted (and not added back) in arriving at such Consolidated Net Income for such period (or, as applicable, to the extent not already included in Consolidated Net Income), the sum (without duplication) of the following amounts for such period:

(1) total interest expense (including amortization, write-down or write-off of deferred financing cost and original issue discount) and, to the extent not reflected in such total interest expense, any losses on swap obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such swap obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities,

(2) provision for taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar taxes paid or accrued during such period (including in respect of repatriated funds),

(3) depreciation and amortization (including amortization of intangible assets established through purchase accounting and amortization of deferred financing fees or costs),

(4) non-cash losses, expenses or charges (excluding any non-cash charges which consists of or requires an accrual of, or reserve for, potential cash charges in any future period), including, without limitation, non-cash adjustments resulting from the application of purchase accounting and non-cash impairment of good will and other long-term intangible assets,

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(5) extraordinary losses in accordance with GAAP,

(6) unusual or non-recurring charges (including litigation and investigation-related costs and expenses, costs associated with tax projects/audits and professional, consulting or other fees),

(7) restructuring charges, accruals or reserves,

(8) losses on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business),

(9) the amount of any net losses from discontinued operations in accordance with GAAP,

(10) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition or any sale, conveyance, transfer or other disposition of assets, to the extent actually reimbursed, or, so long as the Company has received notification from the applicable carrier that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), such expenses, charges or losses,

(11) to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty event or business interruption,

(12) fees, costs (including, for the avoidance of doubt, any retention or other transaction-related compensation costs and any employer taxes related thereto) and expenses incurred in connection with the transactions contemplated by the Purchase Agreements and related documents, the Stockholders Agreement, the Subscription Agreements, the A&R Stockholders Agreement, the Exchange, this Agreement and the Exchange Agreements,

(13) any fees, costs and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, incurrence, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, less

(c) without duplication and to the extent included in arriving at such Consolidated Net Income (or, as applicable, to the extent not already included in Consolidated Net Income), the sum of the following amounts for such period:

(1) extraordinary gains in accordance with GAAP and unusual or non-recurring gains,

(2) non-cash gains,

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(3) gains on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business), and

(4) the amount of any net income from discontinued operations in accordance with GAAP;

provided that, to the extent included in Consolidated Net Income,

(A) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Company or any Subsidiary of the Company during such period to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, and not subsequently so disposed of, an “Acquired Entity or Business”), in each case based on the Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical Pro Forma Basis as if such acquisition occurred on the first day of such period,

(B) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Company or any Subsidiary of the Company during such period (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), in each case based on the Disposed EBITDA of such Sold Entity or Business for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical Pro Forma Basis as if such disposition occurred on the first day of such period; and

(C) there shall be excluded in determining Consolidated EBITDA for any period the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income.

“Consolidated Net Income” means, for any period, the net income (loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Net Debt” means, as at any date of determination, (a) Indebtedness of the Company and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, minus (b) the aggregate amount of all cash and cash equivalents of the Company or any of its Subsidiaries as of such date that would not appear as “restricted” on a consolidated balance sheet of the Company and its Subsidiaries.

“DGCL” means the Delaware General Corporation Law (as amended, supplemented or restated from time to time).

“Directors” means the Charter Director, the Liberty Broadband Director, the Cerberus Director, or the Additional Director, as the context may require.

“Disposed EBITDA” means with respect to any Sold Entity or Business for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business (determined as if references to the Company and its Subsidiaries in the definition of the term “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business.

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“Distribution Transaction” means any transaction pursuant to which the equity interests of the Qualified Distribution Transferee are distributed (whether by redemption, dividend, share distribution, merger or otherwise) to all the holders of one or more classes or series of the common stock of the Liberty Broadband Stockholder (or the applicable parent company of the Liberty Broadband Stockholder), which classes or series of common stock are registered under Section 12(b) or 12(g) of the Exchange Act (all the holders of one or more such classes or series, “Parent Company Holders”), on a pro rata basis with respect to each such class or series, or such equity interests of the Qualified Distribution Transferee are made available to be acquired by Parent Company Holders (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to Parent Company Holders), on a pro rata basis with respect to each such class or series, whether voluntary or involuntary.

“Equity Linked Financing” means bona fide option, forward, swap or other derivative transactions with linked financing of Preferred Stock, including shares of Common Stock issued or issuable upon conversion of such shares of Preferred Stock in accordance with the Certificate of Designations, which, by their terms, require cash settlement of the Stockholder’s obligations thereunder, and, if applicable, stock loans of Preferred Stock or Common Stock beneficially owned by a Stockholder or its Affiliates in support of such a transaction.

“Exchange” shall have the meaning set forth in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreements” shall have the meaning set forth in the Recitals.

“Exchange Common Stock” shall have the meaning set forth in the Recitals.

“Exchange Common Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Exchange Common Stock held by such Stockholder as of the Closing Date after giving effect to the Exchange, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Exchange Common Stock occurring subsequent to the Closing Date.

“Excluded Securities” means (i) shares of Common Stock or options or rights to purchase such shares, in each case issued to directors, officers, employees or consultants pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Company or any of its Subsidiaries and approved by the Board, or a committee thereof, or any employee agreements or arrangements or programs approved by the Board, or a committee thereof, (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock in accordance with the terms hereof or the Certificate of Designations, (iii) shares of Common Stock issued as consideration for the acquisition of another entity by the Company by merger, purchase of substantially all of the assets or other reorganization or a bona fide joint venture agreement, (iv) shares of Common Stock issued or issuable to third party banks or financial institutions engaged in the business of making loans pursuant to a bona fide debt financing transaction on market terms up to an aggregate maximum, together with any shares issued or issuable under clause (v) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (v) shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, marketing or other similar agreements or similar strategic partnerships up to an aggregate maximum, together with any shares issued or issuable under clause (iv) of this definition, of 175,000 shares of Common Stock (as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Common Stock occurring subsequent to the Closing Date), (vi) rights, options or warrants to acquire shares of Capital Stock issued in connection with any stockholder rights plan approved by the Board, and (vii) Capital Stock (including any shares of Preferred Stock or Common Stock) issued pursuant to any dividend, split, combination or other reclassification (including pursuant to the Certificate of Designations).

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“Excluded Sponsor Parties” shall have the meaning set forth in Section 6.17.

“Excluded Transfer” means any of the following Transfers: (i) Transfers to a Permitted Transferee, (ii) Transfers in connection with a change of control of a Stockholder, (iii) Transfer or issuances of any limited partnership interests or other equity interests in a Stockholder (or any direct or indirect parent entity of such Stockholder, including any affiliated investment fund, co-investment vehicle or aggregator (or equivalent)) (provided that any transferor or transferee thereof shall be controlled (directly or indirectly) by the Person (directly or indirectly) controlling such Person immediately prior to such transfer), (iv) Transfers in the event of a liquidation, merger, consolidation, stock exchange, business combination, tender offer or other similar transaction which results in all holders of the Company’s Voting Stock having the right to exchange their Voting Stock for cash, securities or other property (including, for the avoidance of doubt, any tender offer or exchange offer that is for less than all of the outstanding shares of Common Stock of the Company), to the extent the applicable transaction is approved by the Board, (v) Transfers in connection with a Permitted Loan (and any foreclosure by such financial institution or Transfer to such financial institution in lieu of foreclosure and subsequent sale of the securities), as long as such financial institution agrees with the relevant Stockholder (with the Company as an express third party beneficiary of such agreement) that following such foreclosure or in connection with such Transfer it shall not directly or indirectly Transfer (other than pursuant to a broadly distributed offering or a sale effected through a broker-dealer) such foreclosed or Transferred, as the case may be, Lock-Up Shares to an Industry Person, Activist Investor or Restricted Person without the Company’s consent (such agreement by the relevant financial institution, the “Foreclosure Limitations”) (it being understood that a list of Industry Persons, Activist Investors and Restricted Persons shall be set forth in any issuer agreement entered into at the time of the Permitted Loan or as otherwise agreed between the Company, the relevant Stockholder and/or the relevant financial institution(s), as the case may be). Subject to the Foreclosure Limitations, nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent to foreclose upon, or accept a Transfer in lieu of foreclosure, and sell, dispose of or otherwise Transfer the Exchange Common Stock, Preferred Stock and/or shares of Common Stock issued upon conversion of Preferred Stock (including shares of Common Stock received upon conversion or redemption of the Preferred Stock following foreclosure or Transfer in lieu of foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the obligations of the borrower following an event of default under a Permitted Loan. Subject to the preceding provisions of clause (v), in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any Affiliate of the foregoing exercises any rights or remedies in respect of the Exchange Common Stock, Preferred Stock or the shares of Common Stock issuable or issued upon conversion of the Preferred Stock or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or Affiliate of any of the foregoing (other than, for the avoidance of doubt, a Stockholder or its Affiliates) shall be entitled to any rights or have any obligations or be subject to any Transfer restrictions or limitations hereunder except and to the extent for those expressly provided for in this Agreement, or (vi) a Distribution Transaction.

“Fully Participating Stockholder” shall have the meaning set forth in Section 4.2(a).

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

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“Hedge” means to make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of or the purpose of which is to offset the loss which results from a decline in the market price of, any Lock-Up Shares, or otherwise establish or increase, directly or indirectly, a put equivalent position, as defined in Rule 16a-1(h) under the Exchange Act, or enter into any derivative transactions with linked financing, with respect to any Lock-Up Shares.

“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (with the amount of such indebtedness, in the case where the Person has not assumed or become liable for the payment of such indebtedness, equal to the lesser of (x) the outstanding principal amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness) and (viii) all contingent obligations in respect of indebtedness of others of the kinds referred to in clauses (i) through (vii) above. For the avoidance of doubt, the one-time payment described in Section 5(h) of the Exchange Agreements shall not be considered Indebtedness.

“Independent Director” shall have the meaning set forth in Section 2.1(o).

“Industry Person” means the Persons set forth on Schedule 1 attached hereto.

“Issuer Agreement” shall have the meaning set forth in Section 6.16.

“Junior Stock” shall have the meaning set forth in the Certificate of Designations.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, lawsuit, litigation, audit, investigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Leverage Ratio” means on any date of determination, the ratio of (x) Consolidated Total Net Debt on such date to (y) LTM Adjusted EBITDA. Each calculation of the Leverage Ratio hereunder shall be made on a Pro Forma Basis.

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“Liberty Broadband Director” means any director of the Company designated by the Liberty Broadband Stockholder in accordance with Section 2.1.

“Liberty Broadband Purchase Agreement” shall have the meaning set forth in the Recitals.

“Liberty Broadband Stockholder” shall have the meaning set forth in the Preamble.

“LTM Adjusted EBITDA” means Consolidated EBITDA for the period of four fiscal quarters ending on the last day of the most recent fiscal quarter for which financial statements are internally available.

“Marketed Amount” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketed Transfer” shall have the meaning set forth in Section 3.1(a).

“Marketing Notice” shall have the meaning set forth in Section 3.3(b)(ii).

“Marketing Terms” shall have the meaning set forth in Section 3.3(b)(ii).

“Minimum Patent Terms” shall have the meaning set forth in Section 6.1(b)(i).

“Minimum Terms” shall have the meaning set forth in Section 3.3(a)(i).

“Non-Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Observers” shall have the meaning set forth in Section 2.3(a).

“Offeree” shall have the meaning set forth in Section 4.2(a).

“Parity Stock” shall have the meaning set forth in the Certificate of Designations.

“Participating Stockholders” shall have the meaning set forth in Section 4.2(a).

“Patent ROFO Notice” shall have the meaning set forth in Section 6.1(a)(i).

“Patent ROFR Notice” shall have the meaning set forth in Section 6.1(b)(i).

“Patents” shall have the meaning set forth in Section 6.1(a).

“Permitted Loan” means a total return swap or bona fide loan (including a purpose (margin) or non purpose loan) or other financing arrangement, in each case entered into with a nationally recognized financial institution, including a pledge to such a financial institution to secure such financing.

“Permitted Transferees” means (i) any Affiliate of a Stockholder, including an affiliated investment fund, co-investment vehicle or aggregator vehicle (or equivalent) controlled, managed or advised by such Stockholder or an Affiliate of such Stockholder and (ii) transferees pursuant to Transfers by virtue of laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

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“Preemptive Percentage” shall have the meaning set forth in Section 4.2(a).

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Preferred Stock Ownership” means, with respect to each of the Stockholders, the number of shares of Preferred Stock (or Common Stock issued or issuable in respect of such Preferred Stock) held by such Stockholder as of the Closing Date after giving effect to the Exchange, in each case as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to the Preferred Stock or Common Stock, as applicable, occurring subsequent to the Closing Date.

“Pro Forma Basis” means, with respect to any determination of Consolidated EBITDA or the Leverage Ratio hereunder, that the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such determination: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such specified transaction, (b) any retirement or repayment of Indebtedness, (c) any Indebtedness incurred, acquired or assumed by the Company or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (d) such calculation shall be made without regard to the netting of any cash proceeds of Indebtedness incurred by the Company or any of its Subsidiaries in connection with such transaction (but without limiting the pro forma effect of any use of proceeds of such cash proceeds (including the prepayment of Indebtedness with such cash proceeds)).

“Purchase Agreements” shall have the meaning set forth in the Recitals.

“Qualified Distribution Transferee” means any Person that meets the following conditions: (a) such Person beneficially owns all or substantially all the Voting Stock of the Company owned by the Liberty Broadband Stockholder or such Person directly or indirectly owns a majority of the equity interests of such Person, (b) at the time of any transfer to it of Voting Stock, it is an Affiliate of the Liberty Broadband Stockholder and (c) prior to such transfer, it executes and delivers to the Company a written agreement reasonably satisfactory to the Company to be bound by and entitled to the benefits of this Agreement, prospectively, as contemplated by Section 3.5.

“Qualified Stockholders” means any Stockholder that holds Preferred Stock (or Common Stock issued upon conversion of Preferred Stock) or Exchange Common Stock who is an “accredited investor” (within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission).

“Qurate Stockholder” shall have the meaning set forth in the Recitals.

“Related Party Transaction” means any transaction between the Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Person that is known by the Company to be an Affiliate of such Stockholder (excluding the Company or any of its Subsidiaries), on the other hand, except for (i) any Transfer or issuance of Capital Stock in accordance with Article III or Section 4.2 or (ii) (A) any transaction, agreement or arrangement entered into pursuant to the Exchange Agreements, (B) the Charter Commercial Agreements or any other transaction, agreement or arrangement expressly contemplated by the Charter Commercial Agreements, the Exchange, this Agreement or the Exchange Agreements and (C) any renewal or extension of any such transaction, agreement or arrangement pursuant to and in accordance with its terms (but expressly excluding any amendment, modification or supplement thereto).

“Restricted Person” means the Persons set forth on Schedule 2 attached hereto.

“Right of First Refusal” shall have the meaning set forth in Section 3.3.

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“ROFR Amount” shall have the meaning set forth in Section 3.3(a)(i).

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Selling Stockholder” shall have the meaning set forth in Section 2.1(g).

“Senior Stock” shall have the meaning set forth in the Certificate of Designations.

“Settlement” means that certain order of the U.S. District Court, Southern District of New York, dated February 23, 2018, related to the settlement of shareholder derivative litigation against the Company.

“Sold Entity or Business” shall have the meaning set forth in the definition of “Consolidated EBITDA”.

“Sponsor” shall have the meaning set forth in Section 6.17.

“Stockholders” shall have the meaning set forth in the Preamble; provided that “Stockholder” shall also mean, if any such Person shall have Transferred any of its shares of Preferred Stock or Common Stock to any of its Permitted Transferees (or any Permitted Transferee has acquired any Capital Stock pursuant to Section 3.3(e) or Section 4.2(g)), such Person and its Permitted Transferees, taken together, and any right, obligation or action that may be exercised or taken at the election of such Person may be taken at the election of such Person and its Permitted Transferees.

“Stockholders Agreement” shall have the meaning set forth in the Recitals.

“Subject Patent Transaction” shall have the meaning set forth in Section 6.1(b).

“Subject Transaction” shall have the meaning set forth in Section 3.3(a).

“Subscription Agreements” shall have the meaning set forth in the Recitals.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director, managing member or general (or equivalent) partner of such partnership, association or other business entity.

“Transfer” means, collectively, (i) transfer, sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of any shares of Exchange Common Stock or Preferred Stock issued to a Stockholder in the Exchange or acquired from another Stockholder, including any shares of Common Stock issued or issuable upon conversion of any shares of Preferred Stock in accordance with the Certificate of Designations (“Lock-Up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of, or Hedge, such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, or otherwise, other than any entry into a cash-settled Hedge, and (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).

“Transfer Notice” shall have the meaning set forth in Section 3.3(a)(i).

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“Transferring Stockholder” shall have the meaning set forth in Section 3.3(a)(i).

“Unaffiliated Director” shall mean a director that is not (i) a Charter Director, a Liberty Broadband Director, a Cerberus Director or an Additional Director or (ii) for so long as the Charter Stockholder, the Liberty Broadband Stockholder or the Cerberus Stockholder has the ability to designate at least one director pursuant to this Agreement, an individual who is an Affiliate of such Charter Stockholder, Liberty Broadband Stockholder or Cerberus Stockholder.

“Voting Stock” means (i) with respect to the Company, the Common Stock, the Preferred Stock and any other Capital Stock of the Company having the right to vote generally in any election of directors of the Board and (ii) with respect to any other Person, all Capital Stock of such Person having the right to vote generally in any election of directors of the board of directors of such Person or other similar governing body.

ARTICLE II

GOVERNANCE AND VOTING MATTERS

Section 2.1 Designees.

(a) The Company shall take all necessary action to ensure that, immediately after the Closing Date, (i) the size of the Board shall be set at seven (7) directors and shall initially consist of the following seven (7) directors: [______] (the “Initial Directors”), (ii) the audit committee of the Board shall initially consist of the following directors: [______], (iii) the compensation committee of the Board shall initially consist of the following directors: [______], (iv) the nominating and governance committee of the Board shall initially consist of the following directors: [______], and (v) [______] shall serve as the Chair of the Board. Of the Initial Directors, [______] is deemed to be the Charter Director, [______] is deemed to be the Liberty Broadband Director, [______] is deemed to be the Cerberus Director, [______] is deemed to be the Additional Director and [_____], [_____] and [_____] are deemed to be Unaffiliated Directors. From and after the Closing Date, the rights of the Stockholders to designate directors to the Board and its committees shall be as set forth in the remainder of this Section 2.1.

(b) Until such time as the Charter Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Charter Stockholder that, if elected, would result in one (1) Charter Director serving on the Board and shall support the Charter Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(c) Until such time as the Liberty Broadband Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Liberty Broadband Stockholder that, if elected, would result in one (1) Liberty Broadband Director serving on the Board and shall support the Liberty Broadband Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

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(d) Until such time as the Cerberus Stockholder beneficially owns Voting Stock representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Cerberus Stockholder that, if elected, would result in one (1) Cerberus Director serving on the Board and shall support the Cerberus Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees, and, if such individual is not so elected, cause such individual to be promptly appointed as a director.

(e) Until such time as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) less than 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals nominated by the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder (or to the extent that any such Stockholder no longer owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), only such Stockholders that continue to own Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis)) that, if elected, would result in one (1) Additional Director serving on the Board and shall support the Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(f) Following the Closing Date, the Company shall not increase or decrease the size of the Board without the prior approval of a majority of the Unaffiliated Directors serving on the Board as of such time. The Company shall take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (A) appoint or nominate an Unaffiliated Director for election to fill any vacancy created by (i) the death, disability, resignation or removal of an Unaffiliated Director or (ii) an increase in the size of the Board and (B) maintain a percentage of Unaffiliated Directors serving on the Board that is no less than the percentage of Unaffiliated Directors serving on the Board as of the Closing Date.

(g) Notwithstanding the foregoing, if any Stockholder (the “Buying Stockholder”) acquires 100% of one of the other Stockholder’s (the “Selling Stockholder”) Preferred Stock Ownership and Exchange Common Stock Ownership (including pursuant to the exercise of a Right of First Refusal), the Selling Stockholder shall take all necessary action to cause the Director designated by the Selling Stockholder to resign from the Board immediately upon the closing of such acquisition, and the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint one (1) additional Person designated by the Buying Stockholder to fill such newly created vacancy and thereafter, until such time as the Buying Stockholder beneficially owns a number of shares of Voting Stock (disregarding the shares of Voting Stock beneficially owned by the Buying Stockholder immediately prior to such transaction) representing less than 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to nominate for election at each annual or special meeting of stockholders at which directors are to be elected that number of individuals designated by the Buying Stockholder that, if elected, would result in one (1) additional Director designated by the Buying Stockholder serving on the Board and, if any such individual is not so elected, cause such individual to be promptly appointed as a director.

(h) Notwithstanding anything to the contrary contained elsewhere herein, in no event shall a Stockholder be entitled to designate or nominate a number of directors to the Board that would constitute a majority of the Board pursuant to this Section 2.1.

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(i) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Charter Director to serve on the compensation committee of the Board and (ii) the Charter Director to serve on the nominating and governance committee of the Board.

(j) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Liberty Broadband Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Liberty Broadband Director to serve on the compensation committee of the Board and (ii) the Liberty Broadband Director to serve on the nominating and governance committee of the Board.

(k) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Cerberus Stockholder beneficially owns Voting Stock representing at least 7.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to appoint (i) the Cerberus Director to serve on the compensation committee of the Board and (ii) the Cerberus Director to serve on the nominating and governance committee of the Board.

(l) Subject to compliance with applicable laws, stock exchange regulations and the Settlement, for so long as the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder beneficially own Voting Stock representing (in aggregate) at least 22.5% of the outstanding shares of Common Stock (on an as-converted basis), the Company will take all necessary action (to the extent not prohibited by applicable law) to cause the Board to designate the Additional Director as the Chair of the Board unless otherwise agreed.

(m) In the event that any Stockholder has nominated fewer than the total number of designees that the Stockholder shall be entitled to nominate to the Board pursuant to this Section 2.1, then such Stockholder shall have the right, at any time and from time to time, to nominate such additional designee(s) to which it is entitled, in which case, the Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause the Board to (x) increase the size of the Board as required to enable such Stockholder to so nominate such additional designee(s), and (y) appoint such additional designees nominated by such Stockholder to fill such newly created vacancy or vacancies, as applicable.

(n) The Charter Stockholder may cause the Charter Director to resign (with or without cause) from time to time and at any time upon notice to the Company, the Liberty Broadband Stockholder may cause the Liberty Broadband Director to resign (with or without cause) from time to time and at any time upon notice to the Company, and the Cerberus Director may cause the Cerberus Director to resign (with or without cause) from time to time and at any time upon notice to the Company.

(o) In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Director, the relevant Stockholder that designated such Director shall be entitled to designate an individual to fill the vacancy so long as (i) the total number of such Stockholder’s Directors serving on the Board immediately following the filling of such vacancy will not exceed the total number of Persons such Stockholder is entitled to designate pursuant to this Section 2.1 on the date of such replacement designation and (ii) the replacement designee (A) will, if the departing Director being replaced qualified as independent within the meaning of Nasdaq Rule 5605(a) as of his or her departure (an “Independent Director”), qualify as an Independent Director and (B) does not serve on the board of directors or as an officer of an Industry Person. The Company shall, as promptly as is reasonably practicable, take all necessary action (to the extent not prohibited by applicable law) to cause such replacement designee to become a member of the Board.

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(p) The Company agrees to take all necessary action (to the extent not prohibited by applicable law) to cause the Board to include in the slate of nominees recommended by the Board for election at any meeting of stockholders called for the purpose of electing directors each individual designated by a Stockholder pursuant to this Section 2.1 (to the extent that directors of such nominee’s class are to be elected at such meeting for so long as the Board is classified) and to nominate and recommend each such individual to be elected as a director as provided herein, and to solicit proxies or consents in favor thereof. The Company is entitled to identify such individual(s) as Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, as applicable, pursuant to this Agreement. The Company shall support each Charter Director, Liberty Broadband Director, Cerberus Director and Additional Director for election in a manner no less rigorous and favorable than the manner in which the Company supports the other nominees.

(q) [Reserved.]

(r) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, its Voting Stock, and to cause such Stockholder’s Permitted Transferees that become a party to this Agreement to vote, or provide a written consent or proxy with respect to, their Voting Stock, in each case in a neutral manner, in the election of any directors nominated by the Board, other than pursuant to any Stockholder’s right to designate or nominate such Director pursuant to the terms of this Agreement. In addition to the foregoing, each Stockholder agrees to vote, or provide a written consent or proxy with respect to, any issued and outstanding shares of Common Stock and Preferred Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) that represent voting power in excess of 49.99% of the total voting power of the Company in a neutral manner on all matters upon which such Stockholder is entitled to vote such shares of Common Stock and Preferred Stock. A “neutral manner” means in the same proportion as all other outstanding Common Stock of the Company (excluding any and all shares of Common Stock beneficially owned, directly or indirectly, by the Stockholders and their respective Permitted Transferees that become parties to this Agreement) voted on the relevant matters. Notwithstanding the foregoing, if a Stockholder has exhausted all commercially reasonable efforts to vote any issued and outstanding shares of Common Stock held by such Stockholder (or with respect to which such Stockholder has the power to vote) in a neutral manner in accordance with this Agreement but is unable to cast such vote neutrally, then instead of voting neutrally with respect thereto, such Stockholder shall be permitted to abstain from casting votes with respect to such shares of Common Stock on the relevant matter or matters (provided, for the avoidance of doubt, that such Stockholder shall still be required to vote, or provide a written consent or proxy with respect to, its other Voting Stock in a neutral manner in accordance with this Agreement). For so long as this Section 2.1(r) applies to a Stockholder or its Permitted Transferee, each such Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Voting Stock held by them in accordance with this Section 2.1(r). Moreover, upon the acquisition of shares of Preferred Stock, each Stockholder and Permitted Transferee shall be deemed to irrevocably appoint as its proxy and attorney-in-fact, the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, each of them individually, with full power of substitution and resubstitution, to consent to or vote any shares of Preferred Stock held by them in excess of the Voting Threshold (as defined in the Certificate of Designations) with respect to any matters that must be voted in a neutral manner under the Certificate of Designations. Each Stockholder and Permitted Transferee intends for any proxy described in this section to be irrevocable and unconditional and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of such proxy, and hereby revokes any proxy previously granted with respect hereto.

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(s) To the extent any Charter Director, Liberty Broadband Director, Cerberus Director or the Additional Director is subject to a code of conduct by virtue of their service as a member of the Board, no such code of conduct shall (i) restrict any transfer of securities by the Stockholder designating such Director or its Affiliates (other than with respect to the Charter Director, Liberty Broadband Director, Cerberus Director or Additional Director, solely in his or her individual capacity) except as provided herein or as required by applicable law, (ii) impose confidentiality obligations on any such Director that would limit the ability of such Director to share information with the Stockholder designating such Director, (iii) impose any share ownership requirements for such Director or (iv) impose any additional obligations on the Stockholder designating such Director that would, in the case of clauses (i), (ii) and (iv), contravene or limit the rights of any Stockholder under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document or agreement contemplated hereby or thereby, except as required by applicable laws, stock exchange regulations, background check policies or the Settlement with respect to restrictions on overboarding and requirements for interviews and a related party transactions policy and hedging and pledging policy. Notwithstanding anything in this Section 2.1(s) or Section 2.2 to the contrary, any equity securities or other equity-based compensation to which any Charter Director, Liberty Broadband Director or Cerberus Director is entitled in such Director’s capacity as a director of the Company may be (from issuance) Transferred by such Director to the Stockholder designating such Director or any Affiliate of such Stockholder, and the Company shall take all actions necessary to permit such Transfer.

(t) If there is any event, transaction or circumstance that may result in any Stockholder, its Affiliates and/or the Director designated by such Stockholder being deemed to have made a disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for purposes of Section 16 of the Exchange Act, and if such Director is serving on the Board at such time or has served on the Board at any time during the six (6) months preceding such event, transaction or circumstance, then if necessary in order to effectuate the exemptions described in this Section 2.1(t), (i) the Board or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act will, subject to the exercise of such directors’ fiduciary duties, pre-approve such disposition or acquisition of equity securities of the Company or derivatives thereof, to or from the Company, respectively, for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder or (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Capital Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition or deemed acquisition, or disposition or deemed disposition, by a Stockholder, its Affiliates, and/or the Director designated by such Stockholder of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or other designee of such Stockholder or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer pursuant to the terms of an agreement to which the Company is a party (or if the Stockholder notifies the Company of such service a reasonable time in advance of the closing of such transactions), the Company shall require that such other issuer preapprove any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Stockholder, its Affiliates and the Director designated by such Stockholder (for the Stockholder and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 2.2 Director Compensation; Indemnification.

(a) Unless otherwise approved by the Board, including each of the Charter Director, the Liberty Broadband Director and the Cerberus Director, each of the Charter Director, the Liberty Broadband Director, the Cerberus Director and the Additional Director shall be entitled to receive the same amount and type of compensation that the other non-employee directors receive in consideration for their service on the Board and any committees thereof.

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(b) The Company shall indemnify the Directors and provide such Directors with director and officer insurance to the same extent as it indemnifies and provides such insurance to other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise. The Company acknowledges and agrees that it (i) is the indemnitor of first resort (i.e., its obligations to the Directors are primary and any obligation of the Stockholder or its Affiliates to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Directors designated by such Stockholder are secondary) and (ii) shall be required to advance the amount of expenses incurred by Directors and shall be liable for the amount of all expenses and liabilities incurred by a Director, in each case to the same extent as it advances expenses and is liable for expenses and liabilities incurred by the other members of the Board, pursuant to the Certificate of Incorporation, the DGCL or otherwise, without regard to any rights that a Director may have against any Stockholder or its Affiliates.

(c) Each Stockholder and the Company hereby agree, notwithstanding anything to the contrary in any other agreement or at law or in equity, that, to the maximum extent permitted by law, when such Stockholder or any of its Permitted Transferees takes any action under this Agreement to give or withhold their consent, such Persons shall have no duty (fiduciary or other) to consider the interests of the Company or the other stockholders of the Company and may act exclusively in their own interest; provided, however, that the foregoing shall in no way affect the obligations of the parties hereto to comply with the provisions of this Agreement.

Section 2.3 Observers.

(a) For so long as a Stockholder beneficially owns Voting Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder shall be entitled to appoint one individual to attend and observe meetings of the Board or any committee thereof in a non-voting capacity (such individuals, “Observers”). The Observers will be permitted (i) to attend and participate at each meeting of the Board or any committee of which the Stockholder’s Director is a member, and (ii) to receive notice of each meeting of the Board and such committee, each written consent in lieu of a meeting and copies of any materials delivered to the Directors in connection therewith at the same time and in the same manner that such notice and such materials are provided to the Directors. Under no circumstances shall any Observers be counted for purposes of voting, quorum or any other reason or be considered a Director. Each Observer shall agree to maintain the confidentiality of all non-public information and proceedings of the Board pursuant to the terms and conditions of a confidentiality agreement in the form attached hereto as Exhibit A. Notwithstanding any rights to be granted or provided to the Observers hereunder, the Company may exclude an Observer from access to any Board or committee materials or information or meeting or portion thereof or written consent if the Board or applicable committee determines, in good faith, that including such Observer in discussions relating to such determination (but not requiring the affirmative vote of such Observer) and/or that such access would reasonably be expected to (i) adversely affect the attorney-client privilege between the Company, the Board or any committee thereof and such Person’s counsel, (ii) result in a conflict of interest with the Company (other than a conflict of interest with respect to the relevant Stockholder’s ownership interest in the Company or rights under the documents entered into in connection with the Exchange) or (iii) cause the Board (or such committee) to breach its fiduciary duties; provided, that such exclusion shall be limited to the portion of the Board or committee material or information and/or meeting or written consent that is the basis for such exclusion and shall not extend to any portion of the Board or committee material or information and/or meeting or written consent that does not involve or pertain to such exclusion; provided that the Board shall treat all similarly situated Observers equally such that no Observer shall be excluded unless all other Observers whose participation in such meeting of the Board, or portions thereof, or receipt

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of such information, or portions thereof, would result in a similar concern are also excluded. The decision of the Board (or such committee) shall be final and binding on the parties hereto, and each Stockholder hereby waives any objection to such decision and agrees to cause its applicable Observer to not interpose any objection to any such decision. The Observers will not be entitled to compensation from the Company.

(b) Any Observer appointed by the Charter Stockholder may be removed (with or without cause) from time to time and at any time by the Charter Stockholder upon notice to the Company, any Observer appointed by the Liberty Broadband Stockholder may be removed (with or without cause) from time to time and at any time by the Liberty Broadband Stockholder upon notice to the Company, and any Observer appointed by the Cerberus Stockholder may be removed (with or without cause) from time to time and at any time by the Cerberus Stockholder upon notice to the Company.

Section 2.4 Intentionally Omitted.

Section 2.5 Restriction on Other Agreements. The Stockholders shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock or Preferred Stock that are not parties to this Agreement or otherwise).

ARTICLE III

OWNERSHIP AND TRANSFER OF STOCK

Section 3.1 Restrictions on Transfer.

(a) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of a majority of the Unaffiliated Directors, directly or indirectly, Transfer (i) any shares of Exchange Common Stock for a period of six (6) months following the Closing Date or (ii) any shares of Common Stock issued upon conversion of the Preferred Stock in accordance with the Certificate of Designations (other than shares of Common Stock issued pursuant to a Mandatory Conversion (as defined in the Certificate of Designations), for which no such restriction shall apply) for a period of six (6) months following the applicable Conversion Date (as defined in the Certificate of Designations), in each case, unless the per share price paid in connection with such Transfer equals or exceeds $12.50, as equitably adjusted for any stock split, reverse stock split, combination, recapitalization or similar event with respect to Common Stock occurring subsequent to the Closing Date.

(b) Subject to the exceptions set forth below, each Stockholder agrees not to, without the prior consent of the Board (excluding any Directors designated or nominated by the Stockholder seeking a Transfer), directly or indirectly, Transfer any Lock-Up Shares to an Activist Investor, to an Industry Person or to a Restricted Person, in each case, to the extent that the identity of the transaction counterparty can be reasonably ascertained and such Person meets the applicable definition thereof to such Stockholder’s knowledge after reasonable inquiry (excluding (x) any block trade in which a broker-dealer will attempt to sell the shares to a third-party as agent or other similar transactions with a financial intermediary, (y) any Transfers into the public market pursuant to a bona fide, broadly distributed underwritten public offering or (z) Transfers through a bona fide sale to the public, which is not directed at a particular transferee, without registration effectuated pursuant to Rule 144 under the Securities Act (such transactions in clauses (x) through (z), a “Marketed Transfer”)); provided, that the provisions of the foregoing clause shall not apply in connection with a Transfer of shares of Exchange Common Stock, Preferred Stock or Common Stock issued upon conversion of the Preferred Stock in connection with any foreclosure or exercise of remedies under a Permitted Loan in which case only the Foreclosure Limitations shall be applicable. If the Board consents to a Transfer by one Stockholder pursuant to this Section 3.1(b), it shall treat requests for Transfers by other Stockholders in an equivalent manner such that it shall not unreasonably withhold its consent to any substantially similar Transfer by any such other Stockholder.

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(c) Any attempt to Transfer in violation of the terms of this Agreement shall be null and void ab initio and no right, title or interest therein or thereto shall be transferred to the purported transferee. The Company will not give, and will not permit the Company’s transfer agent to give, any effect to such attempted Transfer on its records.

(d) Subject to Section 6.16, each certificate and/or book-entry interest representing shares of Exchange Common Stock, Preferred Stock, or Common Stock issuable upon conversion of shares of Preferred Stock in accordance with the Certificate of Designations, held by any Stockholder (or its Permitted Transferees) will bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and may not be transferred, sold or otherwise disposed of except while a registration statement relating thereto is in effect under the Act and applicable state securities laws or pursuant to an exemption from registration under such act or such laws. The securities represented by this certificate are subject to transfer restrictions set forth in the Second Amended and Restated Stockholders Agreement, dated as of [•], as it may be amended from time to time by and among comScore, Inc. (the “Company”), Charter Communications Holding Company, LLC, Liberty Broadband Corporation, and Pine Investor, LLC (the “Second Amended and Restated Stockholders Agreement”). The Second Amended and Restated Stockholders Agreement contains, among other things, restrictions on the Transfer of the securities of the Company and other restrictions on the actions by certain stockholders of the Company relating to the Company and/or its securities. A copy of the Second Amended and Restated Stockholders Agreement is available upon request from the Company.”

(e) Notwithstanding anything to the contrary herein, the restrictions set forth in Section 3.1(a) and Section 3.1(b) shall not apply to the following:

(i) Excluded Transfers;

(ii) Transfers to the Company, subject to Section 4.1(e); or

(iii) Transfers after commencement by the Company or a significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company (other than Rentrak, LLC, formerly Rentrak Corporation) of bankruptcy, insolvency or other similar proceedings;

provided, that, in the case of Transfers to Permitted Transferees, such Permitted Transferees (if not already a party hereto), must agree in writing to be bound by this Agreement (in a customary form and substance reasonably satisfactory to the Company).

Section 3.2 Standstill. Each Stockholder agrees that, until such time that such Stockholder beneficially owns Voting Stock representing less than 5% of the outstanding shares of Common Stock (on an as-converted basis), none of it or its Affiliates will, directly or indirectly, do any of the following unless requested or approved in advance in writing by the Company:

(a) [Reserved.]

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(b) acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any shares of Preferred Stock or Common Stock (including any derivative securities or contracts or instruments in any way related thereto) of the Company such that after such acquisition the Stockholder and its Affiliates or any direct or indirect parent of such Stockholder would beneficially own more than 49.99% of the outstanding shares of Common Stock (on an as-converted basis); provided that the foregoing restriction in this Section 3.2(b) shall not apply to any acquisition (i) pursuant to Section 4.2 (Preemptive Rights) of this Agreement or any Stockholder’s exercise of its Right of First Refusal in connection with a Transfer that is permitted by Section 3.1 or (ii) that is the result of operation of Section 10 (Anti-Dilution Adjustments) of the Certificate of Designations;

(c) make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (within the meaning of Rule 14a-1 under the Exchange Act) to vote any Voting Stock of the Company or its subsidiaries, or call or seek to call a meeting of the Company’s stockholders or initiate any stockholder proposal for action by the Company’s stockholders or seek the removal of any director from the Board of the Company (other than pursuant to Article II of this Agreement);

(d) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any merger, consolidation, business combination, tender or exchange offer, restructuring, recapitalization or other extraordinary transaction of or involving the Company or any of its subsidiaries or their securities or assets (except (i) any nonpublic proposal to the Board that would not require the Company, such Stockholder or any other Person to make any public announcement or other disclosure with respect thereto or (ii) any public disclosure in any filings by the Stockholder or its Affiliates with the SEC to the extent required by applicable law or stock exchange rules);

(e) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any Voting Stock of the Company or its subsidiaries, including with any other Stockholder or any of its Affiliates; provided that taking any action as required by this Agreement shall not constitute a violation of this Section 3.2(e); provided further that the foregoing restriction in this Section 3.2(e) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and the Liberty Broadband Stockholder and shall not apply upon completion of such merger;

(f) take any action that would reasonably be expected to cause or require of the Company to make a public announcement regarding any actions prohibited by this Section 3.2;

(g) contest the validity or enforceability of this Section 3.2; or

(h) enter into any arrangements, understandings or agreements (whether written or oral) with, or advise, assist or encourage, any other persons to do any of the foregoing;

provided, however, that nothing contained in this Section 3.2 shall limit, restrict or prohibit (i) any confidential, non-public discussions with or communications or proposals to management or the Board by the Stockholder, its Affiliates or representatives related to any of the foregoing, (ii) a Stockholder’s ability to vote, Transfer, convert, exercise its rights under Section 4.2 (Preemptive Rights) or Section 3.3 (Right of First Refusal) or otherwise exercise rights with respect to its Common Stock or Preferred Stock in accordance with the terms and conditions of this Agreement and the Certificate of Designations or (iii) the ability of any Director to vote or otherwise exercise his or her duties or otherwise act in his or her capacity as a member of the Board; provided, further, that, for the avoidance of doubt, any shares of Preferred Stock and Common Stock held by a Stockholder or its Permitted Transferee shall be subject to the terms and restrictions set forth in this Agreement and the Certificate of Designations, including the limitations on voting set forth in Section 12 of the Certificate of Designations.

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Notwithstanding the foregoing, the restrictions set forth in this Section 3.2 shall not apply if any of the following occurs (provided, that, in the event any matter described in clauses (a) or (b) of this paragraph has occurred and resulted in the restrictions imposed under this Section 3.2 ceasing to apply to a Stockholder, then, in the event the transaction related to such matter has not occurred within twelve (12) months of the date on which the Stockholder was released from such restrictions, then so long as such transaction is not being actively pursued at such time, the restrictions set forth in this Section 3.2 shall thereafter resume and continue to apply in accordance with their terms (provided that such restrictions shall not resume and continue to apply if such Stockholder has publicly taken any tangible steps with respect to any action or matter that would be prohibited by this Section 3.2 and such Stockholder is at that time continuing to pursue such action or matter, in which case such restrictions shall resume and continue to apply following such time as such Stockholder has ceased to pursue such action or matter)): (a) in the event the Company enters into a definitive agreement for a merger, consolidation or other business combination transaction as a result of which the stockholders of the Company would own (including, but not limited to, beneficial ownership) Voting Stock of the resulting corporation having 50% or less of the votes that may be cast generally in an election of directors if all outstanding Voting Stock were present and voted at a meeting held for such purpose; or (b) in the event that a tender offer or exchange offer for at least 50.1% of the Capital Stock of the Company is commenced by a third person (and not involving any breach, by a Stockholder, of this Section 3.2), which tender offer or exchange offer, if consummated, would result in a Change of Control, and either (1) the directors (excluding any Directors) recommend that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) business days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities laws or (2) the directors (excluding any Directors) later publicly recommend that the stockholders of the Company tender their shares in response to such offer.

Notwithstanding the foregoing, solely with respect to the Liberty Broadband Stockholder, references in this Section 3.2 to Affiliates shall mean Affiliates acting at the direction of or in concert with the Liberty Broadband Stockholder or any of its Permitted Transferees and any of the foregoing Persons’ respective Subsidiaries.

Section 3.3 Right of First Refusal.

Subject to applicable securities laws and to the terms and conditions specified in this Section 3.3 and the other restrictions set forth in this Agreement, each Stockholder, on behalf of itself and its controlled Affiliates, hereby grants to each other Stockholder a right of first refusal as set forth below (the “Right of First Refusal”) to purchase shares of Preferred Stock or Common Stock; provided, that, notwithstanding anything herein to the contrary, the Right of First Refusal shall not be granted in respect of Cash-settled Exchangeables and Equity Linked Financings.

(a) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person (other than Excluded Transfers and any Marketed Transfers) (each, a “Subject Transaction”) except in accordance with the following provisions:

(i) If, at any time, a Stockholder (the “Transferring Stockholder”) receives a written offer (including from another Stockholder) for a Subject Transaction that the Transferring Stockholder desires to accept, the Transferring Stockholder shall, within three (3) business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Transfer Notice”) to each of the other Stockholders (whether or not a party to the proposed Transfer) (together with each such Stockholder’s Permitted Transferees, a “Non-Transferring Stockholder”) stating (A) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Subject Transaction, (B) the identity of all proposed parties to such Subject Transaction, (C) the number of such

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shares of Preferred Stock or Common Stock to be Transferred pursuant to such Subject Transaction (the “ROFR Amount”), and (D) the proposed purchase price, which must be payable in cash, and the terms and conditions of the written offer, upon which the Transferring Stockholder proposes to Transfer such shares of Preferred Stock and/or Common Stock (including the proposed date of the closing of the Subject Transaction, which shall in no event be less than forty-five (45) business days from the date of the Transfer Notice) (clauses (B) through (D), collectively, the “Minimum Terms”). The Transfer Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the Non-Transferring Stockholders (as between the Non-Transferring Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Minimum Terms.

(ii) Within thirty-five (35) business days after receipt of the Transfer Notice, each of the Non-Transferring Stockholders may elect to purchase any portion or all of its pro rata portion of the ROFR Amount at the price and on the terms and conditions specified in the Transfer Notice. In the event that either of the Non-Transferring Stockholders does not elect to purchase its entire pro rata portion of the ROFR Amount within thirty-five (35) business days after the receipt of the Transfer Notice, the Transferring Stockholder shall notify the other Non-Transferring Stockholder of such election, and such other Non-Transferring Stockholder shall have ten (10) business days after its receipt of such notice to purchase the remaining amount of the ROFR Amount in respect of which such Non-Transferring Stockholder’s rights were not exercised pursuant to this Section 3.3(a). At the end of such ten (10) business day period, if none of the Non-Transferring Stockholders have elected to purchase any of the ROFR Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the Non-Transferring Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(a)(ii) with respect to the balance of the ROFR Amount and the Transferring Stockholder shall have forty-five (45) business days (which forty-five (45) business day period will be extended, if the Transferring Stockholder has entered into a definitive agreement in respect of such Transfer prior to such time and the Transfer is subject to regulatory approval, until four (4) business days after such approval or approvals have been received, but in no event by more than an additional forty-five (45) business days) thereafter to sell the entire ROFR Amount, at a price in cash not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Transfer Notice. If the Transferring Stockholder has not consummated the Transfer of all or a portion of ROFR Amount within such forty-five (45) business days (or such extended period contemplated by the preceding sentence), the Transferring Stockholder shall not thereafter engage in a Subject Transaction and Transfer any shares of Preferred Stock or Common Stock without first offering such securities to each of the Non-Transferring Stockholders in the manner provided in this Section 3.3(a).

(b) From and after the Closing Date, no Stockholder or its controlled Affiliate shall, directly or indirectly through Transferring ownership interest of a controlled Affiliate thereof, Transfer any shares of Preferred Stock or Common Stock to another Person through a Marketed Transfer (other than an Excluded Transfer) except in accordance with the following provisions:

(i) If a Stockholder intends to execute a Marketed Transfer with respect to shares of Preferred Stock or Common Stock, at least ten (10) business days prior to the proposed initiation date of the Marketed Transfer, such Stockholder shall provide a written notice to the other Stockholders, which notice shall set forth its good faith estimate of the number of shares of Preferred Stock or Common Stock proposed to be Transferred and the proposed purchase price, which must be payable in cash.

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(ii) At least five (5) business days prior to the initiation of the Marketed Transfer, the Stockholder shall provide a written notice (a “Marketing Notice”) to each of the other Stockholders stating (i) its bona fide intention to Transfer such shares of Preferred Stock and/or Common Stock pursuant to such Marketed Transfer, (ii) the identity of all proposed parties (including any underwriters) to such Marketed Transfer, to the extent known, (iii) the number of such shares of Preferred Stock or Common Stock to be Transferred pursuant to such Marketed Transfer (the “Marketed Amount”), and (iv) the proposed purchase price, which must be payable in cash, and the other terms and conditions of the Marketed Transfer (clauses (ii) through (iv), collectively, the “Marketing Terms”). The Marketing Notice shall constitute the Transferring Stockholder’s irrevocable, binding offer to Transfer such shares of Preferred Stock or Common Stock to the other Stockholders (as between the other Stockholders, pro rata based on their relative beneficial ownership of the Voting Stock at such time) pursuant to the Marketing Terms.

(iii) Within five (5) business days after receipt of the Marketing Notice, each of the other Stockholders may elect to purchase any portion or all of its pro rata portion of the Marketed Amount at the price and on the terms and conditions specified in the Marketing Notice. At the end of such five (5) business day period, if none of the other Stockholders have elected to purchase any of the Marketed Amount or all the Non-Transferring Stockholders, collectively, have not elected to purchase, in the aggregate, the entire ROFR Amount, the other Stockholders will be deemed to have declined to exercise their rights under this Section 3.3(b)(iii) with respect to the balance of the Marketed Amount and the Transferring Stockholder shall have fifteen (15) business days thereafter to sell through a Marketed Transfer all or any portion of the Marketed Amount in respect of which each of the other Stockholders’ rights were not exercised pursuant to this Section 3.3(b), at a price in cash not lower than 95% of the price set forth in its Marketing Notice, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect than the terms and conditions specified in the Marketing Notice. If the Stockholder initiating the Marketed Transfer has not consummated the Marketed Transfer of such Marketed Amount within such fifteen (15) business days, such Stockholder shall not thereafter Transfer any shares of Preferred Stock through a Marketed Transfer without first offering such securities to each of the other Stockholders in the manner provided in this Section 3.3(b).

(c) The closing of the purchase of any ROFR Amount or Marketed Amount by the Stockholder exercising its Right of First Refusal shall occur ten (10) business days after the date on which such Stockholder shall have elected to purchase such ROFR Amount or Marketed Amount; provided that, in the event all required regulatory approvals (including, if required, the expiration or other termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) have not been received prior to the end of such ten (10) business day period, the closing date shall be extended until two (2) business days after all such required approvals have been received. At the closing, the Stockholder Transferring the ROFR Amount or Marketed Amount shall deliver documents conveying title to such ROFR Amount or Marketed Amount to the purchasing Stockholder(s), free and clear of any liens or encumbrances (except for restrictions arising under any applicable securities laws or this Agreement), and any other instruments or instructions required to effectuate such Transfer and the purchase price shall be paid by wire transfer of immediately available funds, to an account designated by the Stockholder Transferring the ROFR Amount or Marketed Amount at least three (3) business days prior to the closing date.

(d) For the avoidance of doubt, this Section 3.3 may only be enforced, amended or waived by, and shall only inure to the benefit of, the Stockholders and their respective successors and permitted assigns, and the Company shall have no right to enforce, and the consent of the Company is not required to amend or waive, the provisions of this Section 3.3; provided, however, that the Stockholders shall provide the Company with prior notice of any such amendment or waiver.

(e) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Stockholder that exercises its Right of First Refusal pursuant to this Section 3.3 may designate any of its Permitted Transferees to purchase all or part of the shares of such Preferred Stock and/or Common Stock; provided that such Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

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Section 3.4 Issuer Repurchases. Each Stockholder agrees that, at any time when such Stockholder beneficially owns Voting Stock representing at least 45% of the outstanding shares of Common Stock (on an as-converted basis), such Stockholder and its controlled Affiliates will, upon the Company’s prior written notice delivered at least five (5) business days before the proposed repurchase, participate pro rata in any open market repurchases of Common Stock by the Company and execute, deliver, acknowledge and file such other documents and take such further actions as may be necessary to give effect to and carry out this Agreement; provided that each Stockholder shall convert a number of shares of Preferred Stock into Common Stock necessary to participate pro rata in such open market repurchases, to the extent required by this Section 3.4 (without regard to any limitations on conversion contained in the Certificate of Designations); provided further that the purchase price for the shares of Common Stock purchased pursuant to this Section 3.4 shall be an amount equal to the greater of: (a) the purchase price proposed to be paid on the open market by the Company for such shares of Common Stock in connection with such open market repurchases and (b) the Liquidation Preference (as defined in the Certificate of Designations) of the shares of Preferred Stock required to be converted into such shares of Common Stock.

Section 3.5 Distribution Transaction. In the event the Liberty Broadband Stockholder desires to effect a Distribution Transaction after the Closing Date in which it will transfer Voting Stock to a Qualified Distribution Transferee, the Company, the Stockholders and the Qualified Distribution Transferee shall enter into an amendment to this Agreement on or prior to the date of consummation of such Distribution Transaction reasonably satisfactory to each such party pursuant to which the Qualified Distribution Transferee shall assume all rights and obligations of the Liberty Broadband Stockholder hereunder, and thereafter, references herein to the Liberty Broadband Stockholder shall be deemed references to the Qualified Distribution Transferee. All reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing shall be borne by the Liberty Broadband Stockholder and its Affiliate effecting such Distribution Transaction. Notwithstanding anything in this Agreement to the contrary, upon the transfer of all of the Liberty Broadband Stockholder’s Voting Stock to one or more Qualified Distribution Transferees, the Liberty Broadband Stockholder shall cease to have any obligations under this Agreement.

Section 3.6 Antitrust Filing. If, in connection with the exercise of the rights of any Stockholder or the Company pursuant to, or the applicability of any terms of, the Certificate of Designations or this Agreement, a filing is required pursuant to any applicable Antitrust Laws, then the Company, on the one hand, and the applicable Stockholder, on the other hand, shall, at the request of the Stockholder, (a) as promptly as practicable, make, or cause or be made, all filings and submissions required under applicable Antitrust Laws, and (b) use their commercially reasonable efforts to obtain, or cause to be obtained, approval of the transaction associated with the filing or the termination or expiration of the applicable waiting period (“Antitrust Approval”); and notwithstanding anything to the contrary in the Certificate of Designations or this Agreement, the rights so exercised (or other action taken by the application of the terms thereof) shall be contingent upon, and subject to, the receipt of any required Antitrust Approval (as determined by the Stockholder) and such rights (or other action taken by the application of the terms thereof) shall be delayed until such Antitrust Approval is received; provided that (i) with respect to any such filing resulting from the exercise of a Stockholder’s rights under the Certificate of Designations or this Agreement, any filing or submission fees required under the applicable Antitrust Laws shall be paid by such Stockholder and (ii) with respect to any such filing resulting from the exercise of the Company’s rights under the Certificate of Designations or this Agreement (or other action taken by the application of the terms thereof), any filing or submission fees required under the applicable Antitrust Laws shall be paid by the Company.

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ARTICLE IV

GOVERNANCE AND OTHER RIGHTS

Section 4.1 Adverse Changes. The prior written consent of each of the Charter Stockholder, the Liberty Broadband Stockholder and the Cerberus Stockholder will be necessary for the Company to directly or indirectly effect or validate any of the following actions, whether or not such approval is required pursuant to the DGCL, for as long as such Stockholder beneficially owns Voting Stock representing at least 10% of the outstanding shares of Common Stock (on an as-converted basis):

(a) any amendment, waiver, alteration or repeal (whether by merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws;

(b) any action to authorize, create, increase the number of authorized or issued shares of, reclassify any security into, issue or sell any additional Preferred Stock, any Parity Stock or Senior Stock or any other class or series of Capital Stock of the Company ranking senior to, or on a parity basis with, the Preferred Stock as to dividend rights or rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or any securities or derivatives convertible or exercisable into, or exchangeable for, any of the foregoing securities;

(c) the consummation of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or the filing of a petition under bankruptcy or insolvency law;

(d) the consummation by the Company of any transaction that would constitute a Change of Control;

(e) any redemption, purchase, acquisition (either directly or through any Subsidiary) or other liquidating payment relating to, any equity securities of the Company (other than redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants);

(f) increasing or decreasing the number of directors on the Board or the number of directors on the compensation committee or nomination and governance committee of the Board (except in accordance with the provisions of this Agreement or for purposes of effectuating the appointment right of a Stockholder in Section 2.1);

(g) changing the nature of the Company’s business in any material respect;

(h) changing the entity classification of the Company for U.S. federal income tax purposes;

(i) creating, or authorizing the creation of, or issuing, or authorizing the issuance of, any Indebtedness that would cause the Company’s Leverage Ratio to exceed 3.00:1.00, determined on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness;

(j) hiring, terminating or replacing the Chief Executive Officer of the Company;

(k) declaring any cash dividend on, or making any cash distributions relating to, Junior Stock or Parity Stock;

(l) adopting a shareholder rights plan that does not exempt such Stockholder and its Affiliates and Permitted Transferees from being an “acquiring person” as a result of its holdings as of adoption of the shareholder rights plan (it being understood that such exemption need not relieve any Stockholder from any other restrictions under this Agreement, the Certificate of Designations, the Exchange Agreements or any other document contemplated hereby or thereby);

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(m) entering into, or amending, any Related Party Transaction (other than any such transaction substantially comparable to a previously approved transaction with the same party entered in the ordinary course of business on terms that are no less favorable to the Company in the aggregate than (i) the terms of such previously approved transaction in all material respects and (ii) terms that could have been reached with an unrelated third party on a negotiated, arm’s-length basis); provided that any consent with respect to such Related Party Transaction shall not be unreasonably withheld, conditioned or delayed; and

(n) permitting any significant subsidiary (as such term is defined in Rule 12b-2 under the Exchange Act) of the Company to take any of the actions that the Company is prohibited from taking as set forth above.

For purposes of this Section 4.1, the filing in accordance with applicable law of a certificate of designations or any similar document setting forth or changing the designations, powers, preferences, rights, qualifications, limitations and restrictions of any class or series of stock of the Company shall be deemed an amendment to the Certificate of Incorporation.

Section 4.2 Preemptive Rights.

(a) Except for the issuance of Excluded Securities or pursuant to the conversion or exercise of any Capital Stock outstanding on the Closing Date, if, following the Closing Date, the Company authorizes the issuance or sale of any Capital Stock to any Person or Persons (the “Offeree”), the Company shall first offer to sell to the Qualified Stockholders a portion of such Capital Stock equal to the quotient determined by dividing (1) the number of shares of Common Stock beneficially owned by such Qualified Stockholder at such time (determined on an as-converted basis), by (2) the total number of shares of Common Stock then issued and outstanding immediately prior to such issuance (determined on an as-converted basis) (the “Preemptive Percentage”); provided, that a Qualified Stockholder shall not be entitled to acquire any such Capital Stock pursuant to this Section 4.2 to the extent the issuance of such Capital Stock to such Qualified Stockholder would require approval of the stockholders of the Company as a result of such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, in which case the Company may consummate the proposed issuance of the Capital Stock to other Persons prior to obtaining approval of the stockholders of the Company (subject to compliance by the Company with Section 4.2(f) below). The Qualified Stockholders shall be entitled to purchase such Capital Stock at the same price as such Capital Stock is to be offered to the Offeree; provided that, if the Offeree is required to also purchase other Capital Stock, the Qualified Stockholders shall also be required to purchase the same Capital Stock (at the same price) that the Offeree is required to purchase. The Qualified Stockholders electing to purchase their pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (“Participating Stockholders”) will take all necessary actions in connection with the consummation of the purchase transactions contemplated by this Section 4.2 as requested by the Board, including the execution of all agreements, documents and instruments in connection therewith in the form presented by the Company, so long as such agreements, documents and instruments are on customary forms for a transaction of this type and do not require such Participating Stockholders to make or agree to any representation, warranty, covenant or indemnity that is more burdensome than that required of the Offeree in the agreements, documents or instruments in connection with such transaction. If any Qualified Stockholder elects not to purchase any such Capital Stock, or not to purchase all of such Qualified Stockholder’s pro rata portion thereof, each other Qualified Stockholder who has elected to purchase all of such Qualified Stockholder’s full pro rata share of the Capital Stock authorized for issuance or sale to the Offeree (a “Fully Participating Stockholder”) shall be entitled to purchase an additional number of shares

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of such Capital Stock as set forth below. If a Fully Participating Stockholder desires to purchase such Capital Stock in excess of the portion allocated to such Fully Participating Stockholder pursuant to the first sentence of this Section 4.2(a), then such Fully Participating Stockholder shall be entitled to purchase a number of shares of Capital Stock equal to the aggregate number of shares of Capital Stock that the other Qualified Stockholders elected not to purchase pursuant to the first sentence of this Section 4.2(a); provided that, if there is an oversubscription in respect of such remaining Capital Stock due to more than one Fully Participating Stockholder requesting additional Capital Stock, the oversubscribed amount shall be fully allocated among the Fully Participating Stockholders pro rata based on such Fully Participating Stockholders’ relative Preemptive Percentage.

(b) In order to exercise its purchase rights hereunder, a Qualified Stockholder must, within 15 days after receipt of written notice from the Company describing the Capital Stock being offered, the purchase price thereof, the payment terms and such Qualified Stockholder’s percentage allotment, deliver a written notice to the Company describing its election hereunder (which election shall be absolute and unconditional other than being conditioned upon the consummation of the issuance to the Offeree).

(c) During the 90 days following the expiration of the 15-day offering period described above, the Company shall be entitled to sell the shares of Capital Stock, which the Qualified Stockholders have not elected to purchase, to the Offeree at no less than the purchase price, and upon other terms no more favorable than those, stated in the notice provided under Section 4.2(b) (in addition to the portion of the Capital Stock the Company is not required to offer to the Qualified Stockholders pursuant to the first sentence of Section 4.2(a)). Any Capital Stock proposed to be offered or sold by the Company to the Offeree after such 90-day period, or at a price not complying with the immediate preceding sentence, must be reoffered to the Qualified Stockholders pursuant to the terms of this Section 4.2 prior to any sale to the Offeree.

(d) In the event that a Qualified Stockholder is not entitled to acquire any Capital Stock pursuant to Section 4.2(a) because such issuance would require the Company to obtain stockholder approval in respect of the issuance of such Capital Stock to such Qualified Stockholder as a result of any such Qualified Stockholder’s status, if applicable, as an Affiliate of the Company or pursuant to the rules and listing standards of Nasdaq, the Company shall, upon the Qualified Stockholder’s reasonable request delivered to the Company in writing within seven (7) business days following its receipt of the written notice of such issuance to the Qualified Stockholder pursuant to Section 4.2(b), at the Qualified Stockholder’s election, (i) waive the restrictions set forth in Section 3.2 solely to the extent necessary to permit such Qualified Stockholder to acquire such number of shares of Capital Stock equivalent to its Preemptive Percentage of such issuance such Qualified Stockholder would have been entitled to purchase had it been entitled to acquire such Capital Stock pursuant to Section 4.2(a); (ii) consider and discuss in good faith modifications proposed by the Qualified Stockholder to the terms and conditions of such portion of the Capital Stock which would otherwise be issued to the Qualified Stockholder such that the Company would not be required to obtain stockholder approval in respect of the issuance of such new Capital Stock as so modified; and/or (iii) solely to the extent that stockholder approval is required in connection with the issuance of Capital Stock to Persons other than the Qualified Stockholders, use reasonable best efforts to seek stockholder approval in respect of the issuance of any Capital Stock to the Qualified Stockholders.

(e) In the case of the offering of Capital Stock for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the Board; provided, however, that such fair value as determined by the Board shall not exceed the aggregate market price of the securities being offered as of the date the Board authorizes the offering of such securities.

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(f) Notwithstanding the foregoing, the Company shall be permitted to sell Capital Stock pursuant to an at-the-market offering program without first offering such Capital Stock to the Stockholders pursuant to this Section 4.2; provided that promptly following such sale, each Stockholder shall be offered the right to purchase Capital Stock in such amount necessary to achieve the same economic effect to such Stockholder as contemplated by, and subject to, this Section 4.2, if such offer would have been made prior to such sale; provided that in such case there shall be deemed to be no dilution to the Preemptive Percentage (or equivalent concepts used to measure or describe the Stockholder’s percentage ownership of the Common Stock on an as-converted basis) for any purpose under this Agreement (including, for the avoidance of doubt, Section 2.1, Section 3.3 and Section 4.2) of any Stockholder who did not purchase the shares of Capital Stock at the time of the initial sale in such at-the-market offering as a result of the application of Section 4.2(f) until such Stockholder has exercised or declined to exercise or waived its rights under the first proviso of this Section 4.2(f) with respect to such proposed issuance of Capital Stock and, for the avoidance of doubt, in the case of any such decline to exercise or waiver of rights under the first proviso of this Section 4.2(f), the Preemptive Percentage shall be diluted accordingly.

(g) Notwithstanding anything in this Agreement to the contrary that limits the ability of a Person to assign or transfer its rights hereunder, a Participating Stockholder may designate any of its Permitted Transferees to purchase all or part of the shares of Capital Stock offered pursuant to Section 4.2(a); provided that such Participating Stockholder shall remain obligated to consummate the purchase if such designees fail to do so.

ARTICLE V

TERMINATION

Section 5.1 Termination. This Agreement shall terminate with respect to any particular Stockholder upon the mutual agreement in writing among the Company and such Stockholder; provided that this Agreement shall terminate automatically as to any particular Stockholder and its Permitted Transferees (within the meaning of clauses (i) and (ii) of such defined term) at such time as such Stockholder no longer beneficially owns at least 5% of the outstanding shares of Common Stock (on an as-converted basis) at any time.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Patents.

(a) Right of First Offer. Without limiting the rights of the Charter Stockholder under Section 6.1(b), if the Company or any of its Subsidiaries contemplates the sale or other disposition of any patent or patent application (patents and patent applications collectively, the “Patents”), other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries, the Company shall first make an offering of each such Patent to the Charter Stockholder in accordance with the following provisions:

(i) The Company shall deliver a written notice (the “Patent ROFO Notice”) to the Charter Stockholder stating (A) its bona fide intention to sell or otherwise dispose of each such Patent, (B) if applicable, the identity of all contemplated parties to such sale or disposition, (C) each Patent to be disposed, and (D) the price and the terms and conditions upon which the Company intends to dispose of such Patents.

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(ii) Within forty-five (45) business days after receipt of the Patent ROFO Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFO Notice at the price and on the terms and conditions specified in the Patent ROFO Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFO Notice within forty-five (45) business days after the receipt of the Patent ROFO Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(a), subject to Section 6.1(b). If neither the Company nor its applicable Subsidiary has sold such remaining Patents within forty-five (45) business days of the Patent ROFO Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(a).

(b) Right of First Refusal. Without limiting the rights of the Charter Stockholder under Section 6.1(a), if the Company or any of its Subsidiaries receives a bona fide written offer with respect to the sale or other disposition of any Patents, other than in connection with the sale of all or substantially all of the Company’s business, a Change of Control or a sale or transfer to or between the Company and its Subsidiaries (such sale or other disposition, a “Subject Patent Transaction”), the Company shall not, and shall cause Subsidiaries not to, enter into such Subject Patent Transaction except in accordance with the following provisions:

(i) If, at any time, the Company or any of its Subsidiaries receives a bona fide written offer for a Subject Patent Transaction that the Company or the applicable Subsidiary desires to accept, the Company shall, within three business days following receipt of such offer, deliver, together with a copy of such offer, a written notice (the “Patent ROFR Notice”) to the Charter Stockholder stating (A) its bona fide intention to enter into such Subject Patent Transaction, (B) the identity of all proposed parties to such Subject Patent Transaction, (C) the Patents subject to the Subject Patent Transaction, and (D) the price and the terms and conditions of the written offer, upon which the Company proposes to dispose of such Patents (including the proposed date of the closing of the Subject Patent Transaction, which shall in no event be less than forty-five (45) business days from the date of the Patent ROFR Notice) (clauses (B) through (D), collectively, the “Minimum Patent Terms”). The Patent ROFR Notice shall constitute the Company’s irrevocable, binding offer to sell or otherwise dispose the Patents to the Charter Stockholder pursuant to the Minimum Patent Terms.

(ii) Within forty-five (45) business days after receipt of the Patent ROFR Notice, the Charter Stockholder may elect to purchase all or a portion of the Patents identified in such Patent ROFR Notice at the price and on the terms and conditions specified in the Patent ROFR Notice, by providing written notice to the Company. If the Charter Stockholder does not elect to purchase all of the Patents identified in such Patent ROFR Notice within forty-five (45) business days after the receipt of the Patent ROFR Notice, the Company or its applicable Subsidiary shall have forty-five (45) business days thereafter to sell the remaining Patents in respect of which the Charter Stockholder’s rights were not exercised pursuant to this Section 6.1(b), at a price not lower, and upon other terms and conditions that are not more favorable to the purchasers thereof in any material respect, than the price and the terms and conditions specified in the Patent ROFR Notice. If neither the Company nor its applicable Subsidiary has consummated the sale or other disposition of such remaining Patents within forty-five (45) business days of the Patent ROFR Notice, the Company shall not, and shall cause its Subsidiaries not to, thereafter sell or otherwise dispose of any such Patents without first offering such Patents to the Charter Stockholder in the manner provided in this Section 6.1(b).

(c) Beneficiary. This Section 6.1 may only be enforced by, and shall inure to the benefit of only, the Charter Stockholder, the Company and their respective successors and permitted assigns, and neither the Liberty Broadband Stockholder nor the Cerberus Stockholder shall have any right to enforce the provisions of this Section 6.1. Neither this Section 6.1 nor any of the rights or obligations hereunder shall be assigned or delegated by the Charter Stockholder (other than to an Affiliate thereof) or the Company without the prior written consent of the other party.

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Section 6.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be personally delivered, sent by nationally recognized overnight courier, mailed by registered or certified mail or be sent by electronic mail to such party at the address set forth below (or such other address as shall be specified by like notice). Notices will be deemed to have been duly given hereunder if (i) personally delivered, when received, (ii) sent by nationally recognized overnight courier, one business day after deposit with the nationally recognized overnight courier, (iii) mailed by registered or certified mail, five business days after the date on which it is so mailed, and (iv) sent by electronic mail with confirmed receipt by the intended recipient thereof on the date sent so long as such communication is transmitted before 5:00 p.m. in the time zone of the receiving party on a business day, otherwise, on the next business day; provided that any notice sent pursuant to clauses (i), (ii) or (iii) shall be accompanied by notice sent by email within one business day after dispatch by such method.

(a) If to the Company, to:

comScore, Inc.

11950 Democracy Drive

Suite 600

Reston, Virginia 20190

Attention: Ashley Wright

Email: [_______]

(b) If to the Stockholders, to the addresses set forth on the signature pages hereto.

Section 6.3 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement.

Section 6.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

Section 6.6 Further Assurances. Each party hereto shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other parties hereto to give effect to and carry out the transactions contemplated herein.

Section 6.7 Governing Law; Equitable Remedies.

(a) This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Stockholders or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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(b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Chosen Courts (as defined below), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party hereto further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 6.8 Consent To Jurisdiction.

(a) Each of the parties: (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.2 or in such other manner as may be permitted by applicable law, and nothing in this Section 6.8 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the transactions contemplated hereby or thereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Each Stockholder and the Company agrees that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.8.

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Section 6.9 Amendments; Waivers.

(a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed (i) in the case of an amendment, by each of the parties hereto; provided, however, that to the extent a party is no longer entitled to rights under a provision in accordance with the terms of this Agreement, an amendment of such provision shall only require a writing signed by the parties then entitled to rights thereunder, and (ii) in the case of a waiver, by each of the parties against whom the waiver is to be effective, subject to Section 3.3(d).

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 6.10 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the parties, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 6.11 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any of the parties hereto without the prior written consent of the other parties; provided that:

(a) Subject to the restrictions in Section 6.1(c), the rights and obligations of a Stockholder under this Agreement may be assigned to any Permitted Transferee of such Stockholder without the consent of any other party; provided, that (i) the Company is, within a reasonable time prior to such assignment, furnished with written notice of the name and address of such Permitted Transferee; and (ii) such Permitted Transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(b) In connection with a Transfer by a Stockholder (each, an “Assigning Stockholder”) of least 50% of a Stockholder’s Preferred Stock Ownership and Exchange Common Stock Ownership to a transferee (who is not a Permitted Transferee of such Assigning Stockholder or the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder), such Assigning Stockholder will have the right, at its election, but subject to the restrictions in Section 6.1(c), to assign its rights and obligations under this Agreement as follows:

(i) such Assigning Stockholder may elect to cause such transferee to succeed such Assigning Stockholder as such Assigning Stockholder hereunder (i.e., as the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable), in which case, (A) such transferee shall be entitled to all of the rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder hereunder (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) and, for the avoidance of doubt, only such transferee’s (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock shall be considered for purposes of such transferee satisfying the applicable ownership thresholds in this Agreement, and (B) if, following such Transfer, such Assigning Stockholder (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), such Assigning Stockholder shall, for so long as it (and its Permitted Transferees) continues to beneficially own at least 5% of the outstanding shares of Common Stock (on an as-converted basis), remain entitled to all rights and subject to all restrictions, conditions and obligations of a Stockholder generally set forth in this Agreement (but excluding the rights afforded under Section 2.1, Section 2.3, Section 4.1 and Section 6.1); or

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(ii) such Assigning Stockholder may elect to cause such transferee to be treated as a Stockholder generally hereunder, in which case (A) such transferee shall be entitled to all of the rights and shall be subject to all restrictions, conditions and obligations of a Stockholder generally hereunder (other than rights afforded under Section 2.1, Section 2.3 and Section 4.1) and (B) such Assigning Stockholder shall continue as the Assigning Stockholder hereunder (i.e., the Cerberus Stockholder, Liberty Broadband Stockholder or Charter Stockholder, as applicable) and remain entitled to all rights and subject to all restrictions, conditions and obligations of such Assigning Stockholder set forth in this Agreement (including the rights afforded under Section 2.1, Section 2.3 and Section 4.1) based on such Assigning Stockholder’s and its (and its Permitted Transferees’) ownership of Preferred Stock and Common Stock after giving effect to such Transfer;

provided, that such transferee agrees in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned.

(c) Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. The Company agrees that, if requested by an Assigning Stockholder in connection with a Transfer contemplated by Section 6.11(b)(ii), prior to the transferee becoming an “interested stockholder” (as such term is defined in Section 203(c)(5) of the DGCL) with respect to the Company, the Board shall approve (x) such transferee Stockholder as an “interested stockholder” within the meaning of Section 203(c)(5) of the DGCL and (y) the receipt of Capital Stock by such transferee Stockholder pursuant to such Transfer for purposes of Section 203(a)(1) of the DGCL.

Section 6.12 Performance. Each Stockholder shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. The Company shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by any of its Subsidiaries and/or Affiliates and representatives. Each party (including its permitted successors and assigns) further agrees that it shall (a) give timely notice of the terms, conditions and continuing obligations contained in this Section 6.12 to all of their respective Affiliates and representatives and (b) cause all of their respective Affiliates and representatives not to take, or omit to take, any action which action or omission would violate or cause such party to violate this Agreement.

Section 6.13 Independent Nature of Stockholders’ Obligations and Rights. The obligations of each Stockholder under this Agreement are several and not joint with the obligations of any other Stockholder, and a Stockholder shall not be responsible in any way for the performance of the obligations of any other Stockholder under this Agreement. Nothing contained herein, and no action taken by a Stockholder pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or any other kind of entity between the Stockholder and the other Stockholders, or create a presumption that the Stockholder and the other Stockholder(s) are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Stockholder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or the Certificate of Designations, and it shall not be necessary for the other Stockholders to be joined as an additional party in any proceeding for such purpose.

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Section 6.14 Business Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Company and the Stockholders, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Stockholders or any of their respective officers, representatives, directors, agents, stockholders, members, partners, Affiliates, Subsidiaries (other than the Company and its Subsidiaries), or any of their respective designees on the Board and/or any of their respective representatives who, from time to time, may act as officers of the Company, even if the opportunity is one that the Company or its Subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Company or its Subsidiaries unless such business opportunity is disclosed to the applicable director or officer in his or her capacity as such. Any Person purchasing or otherwise acquiring any interest in any shares of Capital Stock of the Company shall be deemed to have notice of and consented to the provisions of this Section 6.14. Neither the alteration, amendment or repeal of this Section 6.14, nor the adoption of any provision of the Certificate of Incorporation or the Certificate of Designations inconsistent with this Section 6.14, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Section 6.14 in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Section 6.14, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Section 6.14 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 6.14 (including, without limitation, each portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Section 6.14 (including, without limitation, each such portion of any paragraph of this Section 6.14 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Company to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Company to the fullest extent permitted by law. This Section 6.14 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Company under the Certificate of Incorporation, the Bylaws, any other agreement between the Company and such director, officer, employee or agent or applicable law.

Section 6.15 Information Rights.

(a) Following the Closing Date and so long as the Stockholder continues to beneficially own a number of shares of Preferred Stock representing at least 5% of the outstanding shares of Common Stock (on an as-converted basis), the Company agrees to provide each Stockholder and its Permitted Transferees with the following:

(i) within 90 days after the end of each fiscal year of the Company, (A) an audited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, (B) an audited, consolidated income statement of the Company and its Subsidiaries for such fiscal year and (C) an audited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its annual report on Form 10-K for the applicable fiscal year with the SEC;

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(ii) within 45 days after the end of each of the first three quarters of each fiscal year of the Company, (A) an unaudited, consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, (B) an unaudited, consolidated income statement of the Company and its Subsidiaries for such fiscal quarter and (C) an unaudited, consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal quarter; provided that this requirement shall be deemed to have been satisfied if on or prior to such date the Company files its quarterly report on Form 10-Q for the applicable fiscal quarter with the SEC; and

(iii) reasonable access, to the extent reasonably requested by a Stockholder, to the offices and the properties of the Company and its Subsidiaries, including its and their books and records, and to discuss its and their affairs, finances and accounts with its and their officers, all upon reasonable notice and at such reasonable times and as often as the Stockholder may reasonably request; provided that any investigation pursuant to this Section 6.15 shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries;

(b) Notwithstanding anything to the contrary in the foregoing, the Company shall not be obligated to provide such access or materials if the Company determines, in its reasonable judgment, that doing so would reasonably be expected to (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable law, an applicable order or a contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (provided, however, that the Company shall use reasonable efforts to provide alternative, redacted or substitute documents or information in a manner that would not result in the loss of the ability to assert attorney-client privilege, attorney work product protection or other legal privileges), or (iv) expose the Company to risk of liability for disclosure of personal information; provided that the Company shall use reasonable best efforts to disclose such information in a manner that would not violate the foregoing.

Section 6.16 Financing Cooperation. If requested by a Stockholder or its Permitted Transferees, the Company will provide the following cooperation (in each case, all reasonable, documented out-of-pocket expenses incurred by the Company in connection with the foregoing, shall be borne by such Stockholder) in connection with the Stockholder and its Permitted Transferees obtaining any Permitted Loan: (i) entering into an issuer agreement (an “Issuer Agreement”) with each lender in customary form in connection with such transactions (which agreement may include, without limitation, agreements and obligations of the Company relating to procedures and specified time periods for effecting transfers and/or conversions upon foreclosure, agreements to not hinder or delay exercises of remedies on foreclosure, acknowledgments regarding corporate policy, if applicable, certain acknowledgments regarding securities law status of the pledge arrangements and a specified list of Industry Persons, Activist Investors and Restricted Persons) and subject to the consent of the Company (which will not be unreasonably withheld or delayed), with such changes thereto as are requested by such lender and customary for similar financings, (ii) using reasonable best efforts to (A) remove any restrictive legends on certificates representing pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock and depositing any pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in book entry form on the books of The Depository Trust Company, in each case when eligible to do so (and providing any necessary indemnities to the transfer agent in connection therewith) or (B) without limiting the generality of clause (A), if such Preferred Stock is eligible for resale under Rule 144A, depositing such pledged Preferred Stock in book entry form on the books of The Depository Trust Company or other depository with customary Rule 144A restrictive legends, (iii) if so requested by such lender or counterparty, as applicable, re-registering the pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent the Stockholder, its Permitted Transferees (or its or their Affiliates) continue to beneficially own such pledged Preferred Stock or Common Stock issued upon conversion of Preferred Stock, (iv) entering into customary triparty agreements with each lender and the Stockholder (and its Permitted Transferees and its and their Affiliates) relating to

36

the delivery of the Preferred Stock or Common Stock issued upon conversion of Preferred Stock to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligations hereunder to issue the Preferred Stock or Common Stock issued upon conversion of Preferred Stock upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as the Stockholder and its Permitted Transferees may reasonably request (which cooperation and assistance, for the avoidance of doubt, shall not include any requirements that the Company deliver information, compliance certificates or any other materials typically provided by borrowers to lenders) that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on the Stockholder or its Permitted Transferee certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, the Stockholder or its Permitted Transferee has pledged the Preferred Stock and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under the Registration Rights Agreement, dated as of March 10, 2021, by and among the Company and the Stockholders, are being assigned to the lenders under that Permitted Loan, (C) the Stockholder, its Permitted Transferees and its and their controlled Affiliates acknowledge and agree that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement and (D) the Company is not required to incur any material obligations other than as specifically set forth in the preceding sentence. The Stockholder and its Permitted Transferees acknowledge and agree that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and the Stockholder (or its Permitted Transferee) under this Agreement the Stockholder and its Permitted Transferees shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 6.17 Sponsor Provisions. Notwithstanding anything to the contrary set forth in this Agreement, none of the terms or provisions of this Agreement (including, for the avoidance of doubt, Section 3.2) shall in any way limit the activities of Cerberus Capital Management L.P. (“Sponsor”) or any of its Affiliates, other than the Cerberus Stockholder and its Permitted Transferees, in their businesses distinct from the corporate private equity business of Sponsor (the “Excluded Sponsor Parties”), so long as (i) no such Excluded Sponsor Party or any of its representatives is acting on behalf of or at the direction of Cerberus Stockholder or any of its Permitted Transferees with respect to any matter that otherwise would violate any term or provision of this Agreement and (ii) no confidential information is made available to any Excluded Sponsor Party or any of its representatives who are not involved in the corporate private equity business of Sponsor by or on behalf of Cerberus Stockholder or any of its Permitted Transferees, except with respect to any such representative who is (x) compliance personnel for compliance purposes and (y) non-compliance personnel of Sponsor who have roles that span both the corporate private equity business of Sponsor and one or more other businesses of Sponsor and are directors or officers of, or function in a similar oversight role at, such Excluded Sponsor Party, as long as confidential information is not otherwise disclosed to or used by or for the benefit of such Excluded Sponsor Party. For the avoidance of doubt, the Cerberus Stockholder may disclose confidential information to (a) its representatives to the extent necessary to obtain their services in connection with its investment in the Company (who in each case have been informed of the confidential nature of the information and who are subject to customary confidentiality and use restrictions), (b) any prospective purchaser of Preferred Stock or Common Stock or prospective financing sources in connection with the syndication and marketing of any Permitted Loan, in each case, as long as such prospective purchaser or lender, as applicable, is subject to customary confidentiality and use restrictions and (c) any Affiliate of Sponsor or any limited partner or prospective partner in an investment fund of Sponsor or its Affiliates (and their respective representatives), in each case

37

(provided that the recipients of such confidential information are subject to customary confidentiality and use restrictions and such information is provided in connection with such Person’s ordinary course compliance, fundraising, monitoring or reporting activities or to monitor, manage and/or evaluate the Cerberus Stockholder’s investment in the Company).

[Signature page follows.]

38

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name: Mary Margaret Curry Title: Chief Financial Officer and Treasurer

[Signature Page to Second Amended and Restated Stockholders Agreement]

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By:	Charter Communications, Inc., Its Manager

By:
Name:
Title:

Address:	Charter Communications Holding Company,
LLC
400 Washington Blvd. Stamford, Connecticut 06902

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

Address:	Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112

Email:	[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

PINE INVESTOR, LLC

By:
Name:
Title:

Address:	Cerberus Capital Management, L.P. 875 Third Avenue New York, NY 10022

Email:	[_______]
[_______]

[Signature Page to Second Amended and Restated Stockholders Agreement]

SCHEDULE 1

INDUSTRY PERSONS

[Intentionally omitted.]

[Schedule 1 to Second Amended and Restated Stockholders Agreement]

SCHEDULE 2

RESTRICTED PERSONS

[Intentionally omitted.]

[Schedule 2 to Second Amended and Restated Stockholders Agreement]

EXHIBIT A

Form of Observer Confidentiality Agreement

[Intentionally omitted.]

[Exhibit A to Second Amended and Restated Stockholders Agreement]

Exhibit 10.4

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and is the beneficial owner of 8,358 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2. Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement; provided, that the foregoing restriction in this Section 2(a) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and Liberty Broadband Corporation. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3. Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4. Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC
BY: CHARTER COMMUNICATIONS, INC., ITS MANAGER

By:	/s/ Jeffrey B. Murphy
Name:	Jeffrey B. Murphy
Title:	SVP, Corporate Finance & Development

[Signature Page to Stockholder Support Agreement]

Exhibit 10.5

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and does not beneficially own any shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2. Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement; provided, that the foregoing restriction in this Section 2(a) shall not apply to any action taken in connection with the previously announced merger of Charter Communications, Inc. and Liberty Broadband Corporation. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3. Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4. Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

LIBERTY BROADBAND CORPORATION

By:	/s/ Craig Troyer
Name:	Craig Troyer
Title:	Senior Vice President

[Signature Page to Stockholder Support Agreement]

Exhibit 10.6

STOCKHOLDER SUPPORT AGREEMENT

This STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 26, 2025, by and among comScore, Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto as “STOCKHOLDER” (the “Stockholder”). The Company and the Stockholder are sometimes referred to herein as the “Parties” and individually as a “Party”. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Exchange Agreement (as defined below).

WHEREAS, the Stockholder is the record holder of 31,928,301 shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”) and is the beneficial owner of 109,654 shares of common stock, par value $0.001 per share, of the Company (“Common Stock”);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company and the Stockholder entered into a Stock Exchange Agreement (the “Exchange Agreement”), relating to the exchange of the Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) and (ii) shares of Common Stock (the transactions contemplated by the Exchange Agreement, the “Exchange”); and

WHEREAS, as a material inducement and condition to the Company entering into the Exchange Agreement and to consummate the transactions contemplated thereby, the Stockholder has agreed to enter into this Agreement pursuant to which (among other things), the Stockholder shall agree to vote all shares of Common Stock and Series B Preferred Stock that the Stockholder is entitled to vote (such shares, the “Subject Shares”) on the matters submitted to the stockholders of the Company at the Stockholder Meeting (as defined below) on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the benefits to be derived by the Stockholder in connection with the transactions contemplated by the Exchange Agreement and the mutual covenants and agreements contained herein and in the Exchange Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Voting Agreement; Irrevocable Proxy.

(a) Prior to the Termination Date (as defined below) and subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder irrevocably and unconditionally agrees that the Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting), however called, of the Company in connection with the Exchange (the “Stockholder Meeting”), appear at such Stockholder Meeting (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for purpose of establishing a quorum and vote, or cause to be voted at such Stockholder Meeting, all Subject Shares:

(i) in favor of the approval of (a) the issuance of the Exchange Shares in accordance with the rules and regulations of the Nasdaq Global Select Market (“Nasdaq”), (b) the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (as amended) in the form attached as Exhibit C to the Exchange Agreement (the “COI Amendment”) and (c) any other proposal put forth by the Company in connection with the Exchange; provided, however, that the Stockholder will vote, or cause to be voted at such Stockholder Meeting, all Subject Shares to “abstain” on any proposal seeking approval of the disinterested stockholders of the Company;

(ii) against approval of any proposal made in opposition to or competition with consummation of the Exchange and the Exchange Agreement;

(iii) against approval of any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with or delay the consummation of the Exchange or any of the other transactions contemplated by the Exchange Agreement or this Agreement; and

(iv) in favor of any proposal to adjourn or postpone the Stockholder Meeting to a later date if there are not sufficient votes to approve the proposals contemplated by Section 1(a)(i).

(b) The Stockholder hereby agrees to provide its written consent in connection with the COI Amendment, the issuance of Preferred Stock, the Exchange and the other matters contemplated by the Exchange Agreement pursuant to Section 4.1 of the Existing Stockholders Agreement.

(c) Any attempt by the Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Subject Shares in contravention of this Section 1 shall be null and void ab initio. To the extent the Stockholder is the beneficial owner, but not the holder of record, of any Subject Shares, the Stockholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Subject Shares in accordance with this Section 1.

(d) Notwithstanding anything to the contrary in this Agreement but subject to the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Subject Shares with respect to any matter other than as set forth in Section 1(a) and Section 1(b) in any manner the Stockholder deems appropriate.

(e) Irrevocable Proxy. The Stockholder hereby agrees that, during the period commencing on the date hereof and ending on the Termination Date, the Stockholder hereby irrevocably appoints the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, as such Stockholder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstitution), for and in the name, place and stead of the Stockholder, to vote (or cause to be voted) the Subject Shares held of record by the Stockholder, in the manner set forth in Section 1, at any Stockholder Meeting, however called, or in connection with any written consent of the stockholders of the Company. The power of attorney granted by the Stockholder hereunder is a durable power of attorney coupled with an interest and shall survive the death, incapacity, illness, bankruptcy, dissolution or other inability to act of the Stockholder. With respect to Subject Shares as to which the Stockholder is the beneficial owner but not the holder of record, the Stockholder shall cause any holder of record of such Subject Shares to grant to the Company or any individual designated by the Company, including the Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company, a proxy to the same effect as that described in this Section 1(e). The exercise of the foregoing proxy shall not relieve the Stockholder from any liability hereunder for failing to comply with the terms of this Agreement. The Stockholder hereby affirms that the proxy set forth in this Section 1(e) is irrevocable, is coupled with an interest sufficient by applicable Law to support an irrevocable proxy, and is granted in consideration of the Company entering into the Exchange Agreement; provided, that, for the avoidance of doubt, the proxy set forth in this Section 1(e) shall terminate automatically upon termination of this Agreement in accordance with Section 4(a). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Stockholder’s Subject Shares and a vote by the Stockholder of the Stockholder’s Subject Shares.

2.	Transfer Restrictions; No Conflicting Agreements.

(a) The Stockholder agrees not to, directly or indirectly (including, if applicable, by Transferring (as defined below) any equity interests in the Stockholder or any other person or by the taking of any action by any other person that, if taken by the Stockholder, would be a violation of this Section 2), sell, transfer, pledge, encumber, assign or otherwise transfer or dispose of (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Stockholder) (collectively, “Transfer”) any of the Stockholder’s Subject Shares, or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of any of the Stockholder’s Subject Shares, except as contemplated or permitted by the Exchange Agreement and this Agreement. Until the Termination Date, the Stockholder shall not enter into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, grant any proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares or take any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with the Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

(b) Additional Purchases; Adjustments. The Stockholder agrees that any additional shares of capital stock or other equity of the Company that the Stockholder purchases or otherwise acquires or with respect to which the Stockholder is entitled to vote after the execution of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Shares as of the date hereof (and shall be deemed “Subject Shares” for all purposes hereof) and the Stockholder shall promptly notify the Company of the existence of any such after-acquired Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

(c) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Shares in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio, with no further action required by or on behalf of the Company. If any involuntary Transfer of the Stockholder’s Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement.

3.	Representations and Warranties.

(a) The Stockholder, individually and on behalf of itself only (and not jointly and severally), hereby acknowledges and affirms the truth and accuracy of the representations and warranties set forth in the Exchange Agreement and such representations and warranties are incorporated herein as if set forth herein in their entirety.

(b) Except for this Agreement, the Series B Certificate of Designations and the Existing Stockholders Agreement, the Stockholder (i) has not entered into any voting agreement, voting trust or similar arrangement or understanding with respect to any of the Stockholder’s Subject Shares, (ii) has not granted a proxy, consent or power of attorney with respect to any of the Stockholder’s Subject Shares and (iii) has not taken any action that would make the representations and warranties of the Stockholder contained in this Agreement untrue or incorrect, violate or conflict with such Stockholder’s covenants and obligations under this Agreement or otherwise have the effect of restricting, preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

4.	Miscellaneous.

(a) Effectiveness; Termination. This Agreement shall be effective upon execution hereof by the Parties hereto and shall terminate upon the termination of the Exchange Agreement in accordance with Section 7 thereto (the “Termination Date”).

(b) Each of Sections 8(a) (Amendment), 8(b) (Fees and Expenses), 8(c) (Survival of Representations and Warranties), 8(d) (Governing Law), 8(e) (Consent to Jurisdiction), 8(f) (Remedies), 8(g) (Waiver of Jury Trial), 8(h) (Notices), 8(i) (Beneficiaries and Enforcement of Agreement), 8(j) (No Waiver), 8(k) (Binding Effect; Assignment), 8(l) (Severability), 8(m) (Further Assurances), 8(n) (Headings; General Interpretive Principles), 8(o) (Counterparts; Electronic Signature) and 8(r) (Special Committee Approval) of the Exchange Agreement shall apply to this Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

COMPANY:

COMSCORE, INC.

By:	/s/ Mary Margaret Curry
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

[Signature Page to Stockholder Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Stockholder Support Agreement to be executed as of the date first written above.

STOCKHOLDER:

PINE INVESTOR, LLC

By:	/s/ Jacob B. Hansen
Name:	Jacob B. Hansen
Title:	Managing Director

[Signature Page to Stockholder Support Agreement]

Exhibit 10.7

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This First Amendment to the Registration Rights Agreement (this “Amendment”) is made and entered into as of [•] by and among comScore, Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (a “Stockholder”, collectively the “Stockholders” and together with the Company, the “Parties”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS:

WHEREAS, on March 10, 2021, the Company, Charter Communications Holding Company, LLC, Qurate Retail, Inc., (together with its affiliates, “Qurate”) and Pine Investor, LLC entered into the Registration Rights Agreement (the “Registration Rights Agreement”);

WHEREAS, on May 16, 2023, Qurate transferred its shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (“Series B Preferred Stock”) to Liberty Broadband Corporation and Liberty Broadband Corporation became a party to the Registration Rights Agreement as assignee of Qurate;

WHEREAS, on September 26, 2025, the Company and each of the Stockholders entered into a Stock Exchange Agreement relating to the exchange of the Stockholders’ Series B Preferred Stock for (i) shares of Series C Convertible Preferred Stock, par value $0.001 per share, of the Company and (ii) shares of common stock, par value $0.001 per share, of the Company;

WHEREAS, the Parties desire to amend the Registration Rights Agreement as set forth in this Amendment; and

WHEREAS, Section 5.1 of the Registration Rights Agreement provides that such agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the Purchasers and the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

Section 1. Amendments to Registration Rights Agreement

(a) Amendment to Section 1.6.

i.	Section 1.6(a) is hereby amended and restated as follows:

“(a) Subject to any applicable restrictions on transfer in the Stockholders Agreement or otherwise, one or more Holders of Registrable Securities may, after the Resale Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such

Resale Shelf Registration Statement, is intended to be conducted through an underwritten offering or an underwritten block trade or bought deal; provided, however, that the Holders may not, without the Company’s prior written consent, (i) launch an underwritten offering or underwritten block trade or bought deal the anticipated gross proceeds of which shall be less than $25,000,000 (unless the Holder, collectively with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities), (ii) launch more than three underwritten offerings or underwritten block trades or bought deals at the request of the Holders within any 365-day period or (iii) launch an underwritten offering or underwritten block trade or bought deal within the quarterly blackout period during which directors, executive officers and other employees and agents identified by the Company must refrain from conducting transactions involving the Company’s securities pursuant to the Company’s then-current insider trading policy (a “Quarterly Blackout Period”, and such qualifying underwritten offering or underwritten block trade or bought deal, an “Underwritten Offering”).”

(b) Amendment to Section 5.9.

i.	Section 5.9(b)(ii) is hereby amended and restated as follows:

(ii)	to Liberty Broadband Corporation at:

Liberty Broadband Corporation

12300 Liberty Boulevard

Englewood, CO 80112

Attn: Renee L. Wilm, Esq.

Email: [______]

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

44th Floor

New York, NY 10112

Attn: Samantha Crispin, Esq.

   Nicole Perez, Esq.

Email: [______]

     [______]

(c) Amendments to Exhibit A.

i.	The definition of “Certificate of Designations” is hereby amended and restated in its entirety with the following:

““Certificate of Designations” means the Certificate of Designations setting forth the designations, powers, preferences, qualifications, limitations and restrictions of the Series C Preferred Stock, dated as of [•], as may be amended from time to time.”

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ii.	The definition of “Registrable Securities” is hereby amended and restated in its entirety with the following:

““Registrable Securities” means, as of any date of determination, (x) any shares of Series C Preferred Stock or Common Stock held by a Holder, including any shares of Common Stock hereafter acquired by any Holder pursuant to the conversion of the Series C Preferred Stock in accordance with the Certificate of Designations and (y) any other securities issued or issuable with respect to any such shares of Common Stock or Series C Preferred Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including, for the avoidance of doubt, a redemption, put or call transaction pursuant to the Certificate of Designations). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) such securities are sold or otherwise transferred pursuant to an effective registration statement under the Securities Act, (ii) such securities shall have ceased to be outstanding, (iii) such securities have been transferred in a transaction in which the Holder’s rights under this Agreement are not assigned to the transferee of the securities, (iv) such securities are sold in a broker’s transaction under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (v) such securities are eligible to be resold in a broker’s transaction under Rule 144 without regard to Rule 144’s volume and manner of sale restrictions and the Holder, collectively with its Affiliates, holds less than 3% of the Company’s then-outstanding shares of Common Stock and has no representative on the Company’s board of directors or (vi) such securities have been sold or transferred by any Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities, and the Registrable Securities will be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person will be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement (even if such Holder does not yet hold its Registrable Securities in the form of Common Stock)).”

iii.	The following definition of “Series C Preferred Stock” is hereby added to Exhibit A in alphabetical order:

““Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.001 per share, of the Company.”

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(d) Other Amendments.

i.	For the avoidance of doubt, all references to “Series B Preferred Stock” in Article IV are hereby replaced with “Series C Preferred Stock.”

Section 2. General Provisions.

(a) Amendment. No amendment to the Registration Rights Agreement, as amended by this Amendment, shall be valid unless such amendment is made in accordance with Section 5.1 of the Registration Rights Agreement.

(b) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(c) Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(d) Effect of the Amendment. Except as amended by this Amendment, all other terms of the Registration Rights Agreement shall continue in full force and effect and remain unchanged and are hereby confirmed in all respects by each party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto execute this Amendment, effective as of the date first written above.

COMPANY:

COMSCORE, INC.

By:
Name:	Mary Margaret Curry
Title:	Chief Financial Officer and Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

By: Charter Communications, Inc., Its Manager

By:
Name:
Title:

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

PINE INVESTOR, LLC

By:
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

Exhibit 10.8

AMENDMENT NO. 1 TO FINANCING AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of September 26, 2025 (the “Signing Date”), to the Financing Agreement, dated as of December 31, 2024, among Comscore, Inc., a Delaware corporation (the “Initial Borrower” and together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Administrative Borrower from time to time party thereto as a Guarantor (together with the Administrative Borrower, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Blue Torch Finance LLC, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”) (the “Existing Financing Agreement”), is entered into by and among the Borrower, the Guarantors party hereto, the Lenders party hereto and the Agent.

WITNESSETH:

WHEREAS, the parties to the Existing Financing Agreement wish to amend certain terms under the Existing Financing Agreement;

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders (the “Consenting Lenders”) are willing to make such modifications to the Existing Financing Agreement on the terms and conditions set forth herein;

ACCORDINGLY, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Existing Financing Agreement, as amended by this Amendment (the “Financing Agreement”).

ARTICLE II

AMENDMENTS TO THE EXISTING FINANCING AGREEMENT

Section 2.01 Amendments to Existing Financing Agreement. The Consenting Lenders agree and consent that, effective on the Amendment No. 1 Effective Date (as defined below) and in reliance upon the representations, warranties, agreements, covenants and acknowledgments of the Loan Parties herein contained, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the form of Credit Agreement attached as Annex A hereto.

ARTICLE III

REPRESENTATION AND WARRANTIES

Each Loan Party, hereby represents and warrants to the Agent and the Consenting Lenders as of the Signing Date (and in the case of Section 3.03, as of the Signing Date and the Amendment No. 1 Effective Date, immediately after giving effect to this Amendment):

Section 3.01 Bring-Down. The representations and warranties set forth in the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects) on and as of the Signing Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date (except that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects on and as of such earlier date).

Section 3.02 No Default. No Default or Event of Default has occurred and is continuing on the Signing Date or would result from this Amendment becoming effective in accordance with its or their respective terms.

Section 3.03 Validity and Binding Effect. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary action. When executed and delivered by the Borrower, the Guarantors, the Agent, and the Consenting Lenders, this Amendment and the Financing Agreement constitute the valid and binding obligations of the Borrower and the Guarantors enforceable in accordance with their terms.

ARTICLE IV

CONDITIONS

Section 4.01 Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 1 Effective Date”) on which each of the following conditions shall have been satisfied (or waived):

(a) Execution and Delivery of this Amendment. The Agent, Consenting Lenders, the Borrower and the other Loan Parties shall have executed a counterpart of this Amendment.

(b) Preferred Equity Documents. The Agent shall have received certified true, correct and complete copies of the Preferred Equity Documents, substantially in the forms attached hereto as Exhibits A, B, C-1, C-2 or C-3, as applicable.

(c) Preferred Equity Transactions. The Preferred Equity Transactions shall have been consummated in accordance with the terms of the Preferred Equity Documents in the form, as applicable, as attached hereto as Exhibits A, B, C-1, C-2 or C-3 (without any amendment, modification or other change to or waiver of any of the provisions thereof that would be adverse in any material respect to the Agents or the Lenders without the consent of Agent); provided that the Preferred Equity Transactions shall have been consummated prior to or on September 26, 2026 (or such later date as the Agent may consent to in its sole discretion).

(d) Expenses. The Agent shall have received all reasonable and documented out-of-pocket expenses incurred in connection with this Amendment on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 1 Effective Date, reimbursement or other payment of all out-of-pocket expenses in each case required to be reimbursed or paid by the Borrower under the Financing Agreement and that are due and payable.

ARTICLE V

REAFFIRMATION

Section 5.01 Reaffirmation. By the execution of this Amendment, each Loan Party hereby (i) confirms that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, (x) the obligations of each Loan Party under the Financing Agreement and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Financing Agreement, the Collateral Documents, the Guaranty and the other Loan Documents and constitute “Obligations” for purposes of the Financing Agreement, the Collateral Documents, the Guaranty and the other Loan Documents and (y) each Loan Document to which any Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall remain in full force and effect according to its terms (in the case of the Existing Financing Agreement, as amended by this Amendment) and (ii) ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by any Loan Party pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. Each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under any Guaranty with respect to all of the Obligations.

Section 5.02 Continued Effectiveness. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Financing Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other provision of the Financing Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Financing Agreement or any other Loan Document in similar or different circumstances.

ARTICLE VI

MISCELLANEOUS

Section 6.01 Entire Agreement. This Amendment, the Financing Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

Section 6.02 Miscellaneous Provisions. The provisions of Sections 12.09, 12.10 and 12.11 of the Financing Agreement shall apply to this Amendment mutatis mutandis.

Section 6.03 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 6.04 Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of (x) this Amendment, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, that without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Agent and each of the Lenders may, at its option, create one or more copies of this Amendment, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender for any liabilities arising solely from the Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

Section 6.05 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.06 References. From and after the Amendment No. 1 Effective Date, each direct and indirect reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each direct and indirect reference to the “Financing Agreement” in any other Loan Document shall in each case be deemed a reference to the Financing Agreement.

Section 6.07 Loan Document. The Loan Parties hereby acknowledge and agree that this Amendment constitutes a “Loan Document” for all purposes under the Financing Agreement and the other Loan Documents.

[The remainder of this page intentionally left blank].

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMSCORE, INC., as Borrower

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

PROXIMIC, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

M.LABS, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

LNKMTR, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

[Signature Page to Amendment No. 1 to Financing Agreement]

FULL CIRCLE STUDIES, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

MARKETSCORE, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

TMRG, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

VOICEFIVE, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

[Signature Page to Amendment No. 1 to Financing Agreement]

CREATIVE KNOWLEDGE, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

CSWS, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

COMSCORE EUROPE, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Controller

HOLLYWOOD SOFTWARE, INC., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Financing Agreement]

COMSCORE BRAND AWARENESS, L.L.C., as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

RENTRAK, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

SS MEDIA HOLDCO, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

SHAREABLEE, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Financing Agreement]

SCORRESEARCH, LLC, as a Guarantor

By:	/s/ Mary Margaret Curry
Name: Mary Margaret Curry
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Financing Agreement]

BLUE TORCH FINANCE LLC, as Administrative Agent and Collateral Agent

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Financing Agreement]

LENDERS:

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP
By: Blue Torch Credit Opportunities KRS GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS KRS FUND LLC
By: Blue Torch Credit Opportunities KRS Fund LP, its sole member
By: Blue Torch Credit Opportunities KRS GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

Blue Torch Credit Opportunities SBAF Fund LP
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

BTC HOLDINGS FUND III LLC
By: Blue Torch Credit Opportunities Fund III LP, its Sole Member
By: Blue Torch Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND III-B LLC
By: Blue Torch Credit Opportunities Fund III LP, its Sole Member
By: Blue Torch Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP
By: Blue Torch Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP
By: Blue Torch Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

BTC HOLDINGS SBAF FUND-B LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

BTC OFFSHORE HOLDINGS FUND III-D LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND III LP
By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

Annex A

Amendments to Existing Financing Agreement

[See attached.]

ANNEX A TO AMENDMENT NO. 1

FINANCING AGREEMENT

Dated as of December 31, 2024

by and among

COMSCORE, INC.,

as Administrative Borrower,

AND EACH SUBSIDIARY OF BORROWER

LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders,

and

BLUE TORCH FINANCE LLC,

as Administrative Agent and Collateral Agent

As amended by Amendment No. 1 to Financing Agreement,

dated as of September 26, 2025

FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE TERM LOANS ARE BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. REQUESTS FOR INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY ON THE TERM LOANS MAY BE DIRECTED TO THE ADMINISTRATIVE AGENT AT ITS ADDRESS SET FORTH HEREIN.

Table of Contents

Page
ARTICLE I DEFINITIONS; CERTAIN TERMS	1
Section 1.01. Definitions	1
Section 1.02. Terms Generally	~~55~~56
Section 1.03. Certain Matters of Construction	56
Section 1.04. Accounting and Other Terms	57
Section 1.05. Time References	~~57~~58
Section 1.06. Rates	~~57~~58
Section 1.07. [Reserved]	58
Section 1.08. Certain Calculations and Tests	~~58~~59
Section 1.09. Divisions	59

ARTICLE II THE LOANS	59
Section 2.01. Commitments	59
Section 2.02. Making the Loans	~~59~~60
Section 2.03. Repayment of Loans; Evidence of Debt	~~62~~63
Section 2.04. Interest	~~64~~65
Section 2.05. Reduction of Commitment; Prepayment of Loans	~~65~~66
Section 2.06. Fees	70
Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition	~~71~~72
Section 2.08. Funding Losses	~~75~~76
Section 2.09. Taxes	76
Section 2.10. Increased Costs and Reduced Return	80

ARTICLE III [RESERVED]	81

ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS	81
Section 4.01. Payments; Computations and Statements	81
Section 4.02. Sharing of Payments	82
Section 4.03. Apportionment of Payments	~~82~~83
Section 4.04. Defaulting Lenders	~~83~~84
Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers	85

ARTICLE V CONDITIONS TO LOANS	86
Section 5.01. Conditions Precedent to Effectiveness	86
Section 5.02. Conditions Precedent to All Loans	~~90~~91
Section 5.03. Conditions Subsequent to Effectiveness	91

ARTICLE VI REPRESENTATIONS AND WARRANTIES	~~92~~93
Section 6.01. Representations and Warranties	~~92~~93

ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS	~~101~~102
Section 7.01. Affirmative Covenants	~~101~~102
Section 7.02. Negative Covenants	114
Section 7.03. Financial Covenants	119

i

Section 7.04. Real Property; Certain Excluded Subsidiaries	120

ARTICLE VIII CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS	~~120~~121
Section 8.01. Cash Management Arrangements	~~120~~121

ARTICLE IX EVENTS OF DEFAULT	121
Section 9.01. Events of Default	121

ARTICLE X AGENTS	124
Section 10.01. Appointment	124
Section 10.02. Nature of Duties; Delegation	125
Section 10.03. Rights, Exculpation, Etc.	~~125~~126
Section 10.04. Reliance	~~126~~127
Section 10.05. Indemnification	127
Section 10.06. Agents Individually	127
Section 10.07. Successor Agent	~~127~~128
Section 10.08. Collateral Matters	128
Section 10.09. Agency for Perfection	~~130~~131
Section 10.10. No Reliance on any Agent’s Customer Identification Program	~~130~~131
Section 10.11. No Third Party Beneficiaries	131
Section 10.12. No Fiduciary Relationship	131
Section 10.13. Reports; Confidentiality; Disclaimers	~~131~~132
Section 10.14. Collateral Custodian	132
Section 10.15. Subordination and Intercreditor Agreements	~~132~~133
Section 10.16. [Reserved]	~~132~~133
Section 10.17. Collateral Agent May File Proofs of Claim	~~132~~133
Section 10.18. Erroneous Payments	133

ARTICLE XI GUARANTY	135
Section 11.01. Guaranty	135
Section 11.02. Guaranty Absolute	~~135~~136
Section 11.03. Waiver	~~136~~137
Section 11.04. Continuing Guaranty; Assignments	137
Section 11.05. Subrogation	~~137~~138
Section 11.06. Contribution	~~137~~138

ARTICLE XII MISCELLANEOUS	~~138~~139
Section 12.01. Notices, Etc.	~~138~~139
Section 12.02. Amendments, Etc.	~~140~~141
Section 12.03. No Waiver; Remedies, Etc.	143
Section 12.04. Expenses; Taxes; Attorneys’ Fees	~~143~~144
Section 12.05. Right of Set-off	~~144~~145
Section 12.06. Severability	~~144~~145
Section 12.07. Assignments and Participations	145
Section 12.08. Counterparts	~~149~~150
Section 12.09. Governing Law	~~149~~150
Section 12.10. Consent to Jurisdiction; Service of Process and Venue	150
Section 12.11. Waiver of Jury Trial, Etc.	151

Section 12.12. Consent by the Agents and Lenders	152
Section 12.13. No Party Deemed Drafter	~~151~~152
Section 12.14. Reinstatement; Certain Payments	~~151~~152
Section 12.15. Indemnification; Limitation of Liability for Certain Damages	~~151~~152
Section 12.16. Records	153
Section 12.17. Binding Effect	153
Section 12.18. Highest Lawful Rate	~~153~~154
Section 12.19. Confidentiality	~~154~~155
Section 12.20. Public Disclosure	155
Section 12.21. Integration	~~155~~156
Section 12.22. USA PATRIOT Act	~~155~~156
Section 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~155~~156
Section 12.24. Acknowledgement Regarding Any Supported QFCs	157

SCHEDULE AND EXHIBITS

Schedule 1.01(A)	Lenders and Lenders’ Commitments
Schedule 1.01(B)	Fee Owned Real Estate
Schedule 1.01(C)	Pro Forma Consolidated EBITDA
Schedule 1.01(D)	Excluded Subsidiaries
Schedule 6.01(e)	Capitalization; Subsidiaries
Schedule 6.01(f)	Litigation
Schedule 6.01(i)	ERISA
Schedule 6.01(l)	Nature of Business
Schedule 6.01(q)	Environmental Matters
Schedule 6.01(p)	Employee and Labor Matters
Schedule 6.01(r)	Insurance
Schedule 6.01(u)	Intellectual Property
Schedule 6.01(v)	Material Contracts
Schedule 7.02(a)	Existing Liens
Schedule 7.02(b)	Existing Indebtedness
Schedule 7.02(e)	Existing Investments
Schedule 7.02(j)	Existing Affiliate Transactions
Schedule 8.01	Cash Management Accounts

Exhibit A	Form of Joinder Agreement
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Form of Notice of Borrowing
Exhibit D	Form of SOFR Notice
Exhibit E	Form of Compliance Certificate
Exhibit F	Form of Intercompany Subordination Agreement
Exhibit G	Form of Perfection Certificate
Exhibit 2.09(d)	Forms of U.S. Tax Compliance Certificate

FINANCING AGREEMENT

Financing Agreement, dated as of December 31, 2024, by and among Comscore, Inc., a Delaware corporation (the “Initial Borrower” and together with each other Person that executes a joinder agreement and becomes a “Borrower” hereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Administrative Borrower listed as a “Guarantor” on the signature pages hereto from time to time (together with the Administrative Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

RECITALS

The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) an initial term loan in an aggregate principal amount of $45,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $15,000,000 at any time outstanding. The proceeds of the initial term loan and the loans made under the revolving credit facility shall be used to refinance existing indebtedness and pay certain accounts payable which are due and owing of the Borrowers, for general working capital purposes of the Borrowers and to pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.

In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

Section 1.01. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below:

“Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any Account of such Person.

“Acquisition” means the acquisition (whether by means of a merger, consolidation or otherwise) of all of the Equity Interests of any Person or all or substantially all of the assets of (or any division or business line of) any Person.

“Action” has the meaning specified therefor in Section 12.12.

“Additional Amount” has the meaning specified therefor in Section 2.09(a).

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment.

“Administrative Agent” has the meaning specified therefor in the preamble hereto.

“Administrative Agent’s Accounts” means one or more accounts designated in writing by the Administrative Agent to the Administrative Borrower at a bank designated by the Administrative Agent from time to time as the accounts into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

“Administrative Borrower” has the meaning specified therefor in Section 4.05(a).

“Administrative Questionnaire” has the meaning specified therefor in Section 4.05.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party.

“After Acquired Property” has the meaning specified therefor in Section 6.01(a).

“Agent” and “Agents” have the respective meanings specified therefor in the preamble hereto.

“Agreement” means this Financing Agreement, including all amendments, restatements, amendments and restatements, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

“Amendment No. 1” means that certain Amendment No. 1 to Financing Agreement, dated as of September 26, 2025, by and among the Administrative Borrower, the Administrative Agent and the Guarantors and the Lenders party thereto.

Amendment No. 1 Effective Date” has the meaning specified therefor in Amendment No. 1.

“Anti-Corruption Laws” means all applicable Requirements of Law concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties or any of their Subsidiaries do business.

“Anti-Money Laundering Laws” means all applicable Requirements of Law concerning or relating to terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), and the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959), as amended by the USA PATRIOT Act, and the rules and regulations thereunder, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B).

“Applicable Margin” means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Loan or any portion thereof, 6.00% per annum, (b) any SOFR Loan or any portion thereof, 7.00% per annum, and (c) the Unused Line Fee, 1.00% per annum.

“Applicable Premium” means

(a) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (c), (d) or (e) of the definition thereof:

(i) during the period from and after the Effective Date up to and including the date that is the first anniversary of the Effective Date (the “First Period”), an amount equal to the sum of (A) the Make-Whole Amount plus (B) an amount equal to 3.00% times the aggregate principal amount of the Term Loans and Revolving Loans outstanding on the date of such Applicable Premium Trigger Event;

(ii) during the period after the First Period up to and including the date that is the second anniversary of the Effective Date (the “Second Period”), an amount equal to 1.00% times the aggregate principal amount of the Term Loans and Revolving Loans outstanding on the date of such Applicable Premium Trigger Event; and

(iii) thereafter, zero;

(b) [reserved];

(c) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b) of the definition thereof:

(i) during the First Period, an amount equal to the sum of (A) the Make-Whole Amount plus (B) an amount equal to 3.00% times the amount of the aggregate principal amount of the Term Loans being paid on such date;

(ii) during the Second Period, an amount equal to 1.00% times the amount of the aggregate principal amount of the Term Loans being paid on such date; and

(iii) thereafter, zero.

“Applicable Premium Trigger Event” means

(a) [reserved];

(b) any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan for any reason (including, without limitation, any optional prepayment or mandatory prepayment, in each case, other than (x) any regularly scheduled amortization payment made pursuant to the first sentence of Section 2.03(b), (y) prepayment pursuant to Section 2.05(c)(iv) with Extraordinary Receipts consisting of insurance proceeds or condemnation awards or pursuant to Section 2.05(c)(i), or (z) prepayment related to any replacement of a Defaulting Lender pursuant to Section 4.04(c) or a Holdout Lender pursuant to 12.02(c)) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations;

(c) the acceleration of the Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.01, including as a result of the commencement of an Insolvency Proceeding and including in the event the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code;

(d) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Lenders in full or partial satisfaction of the Obligations; or

(e) the termination of this Agreement for any reason prior to the Final Maturity Date.

“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent (and the Collateral Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Administrative Agent.

“Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, controller, director, president, secretary, treasurer or other financial officer performing similar functions, president or executive vice president of such Person.

“Availability” means, at any time, the difference between (a) the Total Revolving Credit Commitment and (b) the aggregate outstanding principal amount of all Revolving Loans.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(h)(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (in consultation with the Administrative Borrower) giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment for each applicable Interest Period, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (in consultation with the Administrative Borrower) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g).

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Blue Torch” has the meaning specified therefor in the preamble hereto.

“Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors, board of managers or equivalent governing body of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee, board of directors or board of managers (or equivalent governing body) of such company or the sole member or the managing member thereof, and (d) any other Person, entity, individual, the board or committee of such Person serving a similar function.

“Board Observer” has the meaning specified therefor in Section 7.01(p).

“BOD Meeting” has the meaning specified therefor in Section 7.01(p).

“Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in New York.

“Capital Expenditures” means, with respect to any Person and its Subsidiaries for any Test Period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such Test Period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, including all Capitalized Lease Obligations, obligations under synthetic leases and capitalized software costs that are paid or due and payable during such Test Period and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such Person and its Subsidiaries during such Test Period to acquire by purchase or otherwise the business or fixed assets of, or the Equity Interests of, any other Person; provided, that the term “Capital Expenditures” shall not include any such expenditures which constitute (i) expenditures by a Loan Party made in connection with the replacement, substitution or restoration of such Loan Party’s assets pursuant to Section 2.05(c)(vi) from the Net Cash Proceeds of Dispositions and Extraordinary Receipts consisting of insurance proceeds or condemnation awards, (ii) expenditures financed with the proceeds received from the sale or issuance of Equity Interests to a Permitted Holder or any other Person permitted under this Agreement so long as (A) the Borrowers are not required to make a prepayment of the Loans with such proceeds pursuant to Section 2.05(c)(iii) or Section 2.05(c)(v) and (B) such proceeds are not commingled with any Loan Party’s funds and are deposited in an account subject to a Control Agreement and used exclusively to fund such expenditures, (iii) a Permitted Acquisition, (iv) expenditures that are accounted for as capital expenditures of such Person and that actually are paid for by a third party (excluding any Loan Party) and for which no Loan Party has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such Test Period), and (v) the purchase price of equipment that is purchased substantially contemporaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time.

“Capitalized Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be accounted for as a finance lease on the balance sheet of such Person.

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P 1 by Moody’s or A 1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition and (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof.

“Cash Management Accounts” means the bank accounts of each Loan Party listed on Schedule 8.01 maintained at one or more Cash Management Banks.

“Cash Management Bank” has the meaning specified therefor in Section 8.01(a).

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means each occurrence of any of the following:

(a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act, but excluding (x) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (y) any combination of Permitted Holders that may otherwise constitute a group) other than a Permitted Holder of beneficial ownership of more than 35% of the aggregate outstanding voting or economic power of the Equity Interests of the Administrative Borrower;

(b) the sale or transfer, in one or a series of related transactions, of all or substantially all the assets of the Administrative Borrower and its Subsidiaries, taken as a whole, to any Person;

(c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Administrative Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Administrative Borrower was approved by a vote of at least a majority of the directors of the Administrative Borrower then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Administrative Borrower; and

(d) a “Change of Control” (or any comparable term or provision) under or with respect to any Equity Interests of the Administrative Borrower (other than under or with respect to any employee stock option plans or other employee incentive plans or compensation arrangements in respect of such Equity Interests) or documents governing any Indebtedness of the Administrative Borrower or any of its Subsidiaries having an aggregate amount outstanding in excess of the Threshold Amount.

“Charter” has the meaning specified therefor in the definition of “Preferred Equity Holders”.

“Charter Data License Agreement” means that certain Data License Agreement entered into between Charter Communicating Operating, LLC and its Affiliates, and the Borrower and its Affiliates, dated as of March 10, 2021, as amended by the First Amendment to the Data License Agreement dated as of March 30, 2022, as further amended by the Second Amendment to the Data License Agreement dated as of November 5, 2022, as further amended by the Third Amendment to the Data License Agreement dated as of November 8, 2024, and as further amended by the Fourth Amendment to Data License Agreement dated on or about December 31, 2024 (the “Charter DLA Fourth Amendment”).

“Charter DLA Fourth Amendment” has the meaning specified therefor in the definition of “Charter Data License Agreement”.

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

“Collateral Agent” has the meaning specified therefor in the preamble hereto.

“Collateral Agent Advances” has the meaning specified therefor in Section 10.08(a).

“Collateral Document” has the meaning specified therefor in Section 12.02(b).

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

“Commitments” means, with respect to each Lender, such Lender’s Revolving Credit Commitment and Term Loan Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a Compliance Certificate, substantially in the form of Exhibit E, duly executed by an Authorized Officer of the Administrative Borrower.

“Confidential Information” means any information disclosed by or on behalf of any Loan Party or any of its Subsidiaries (each, a “disclosing party”) to any Agent, Lender or any of their Related Parties (each, a “receiving party”), either directly or indirectly in writing, orally, or by inspection of tangible objects (a) that the disclosing party identifies as confidential or proprietary; or (b) that reasonably appears to be confidential or proprietary because of legends or other markings, the circumstances of disclosure, or the nature of the information itself, excluding any information which (i) is on the date of the Effective Date, or becomes after the Effective Date, generally known or available to the public, without a breach of Section 12.19 by the receiving party or a breach of a duty of confidentiality of which the receiving party is aware; (ii) was already in the possession of the receiving party (or its Related Parties who obtained it while acting on behalf of the receiving party), before receiving such information from or on behalf of the disclosing party and is, to the receiving party’s or its Related Parties’ knowledge, not subject to a restriction as to use or disclosure outside this Agreement; (iii) becomes available to the receiving party (or its Related Parties who obtained it while acting on behalf of the receiving party) on a non-confidential basis from a third party that is not known by the receiving party or its Related Parties to be bound by a confidentiality agreement or other confidentiality obligation with respect to such information; or (iv) is independently developed by or on behalf of the receiving party, in each case, without use of or reference to the disclosing party’s Confidential Information.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, with respect to any Person for any Test Period:

(a) the Consolidated Net Income of such Person for such Test Period,

plus

(b) without duplication, the sum of the following amounts for such Test Period to the extent deducted in the calculation of Consolidated Net Income for such Test Period:

(i) any provision for Taxes based on income, profits or capital gains, including federal, foreign, state, franchise, excise and similar Taxes paid or accrued during such Test Period (including in respect of repatriated funds) (net of any credits for such Taxes),

(ii) Consolidated Net Interest Expense,

(iii) any extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01), unusual or non-recurring charges,

(iv) any depreciation and amortization expense,

(v) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business,

(vi) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory),

(vii) restructuring charges, accruals or reserves (including restructuring costs related to Acquisitions after the Effective Date),

(viii) any charges, costs and expenses incurred during such Test Period, or any amortization thereof for such period, in connection with any Acquisition, Investment; asset disposition; issuance, repayment or extinguishment of debt, issuance of equity securities; refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated prior to the Effective Date),

(ix) the amount of any net losses from discontinued operations in accordance with GAAP,

(x) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, Acquisition or any sale, conveyance, transfer or other Disposition of assets, to the extent actually reimbursed, or, so long as the Administrative Borrower has received notification from the applicable Person that it intends to indemnify or reimburse such expenses, charges or losses and that there exists reasonable evidence that such amount will in fact be reimbursed by the applicable Person and only to the extent that such amount is (A) not denied by the applicable Person in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days),

(xi) to the extent covered by insurance and actually reimbursed, or, so long as the Administrative Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption, and

(xii) fees, costs and expenses incurred in connection with the transactions contemplated by (A) the Loan Documents~~,~~ (including, without limitation, Amendment No. 1) and (B) the Preferred Equity Transactions,

minus

(c) without duplication, the sum of the following amounts for such Test Period to the extent included in the calculation of such Consolidated Net Income for such Test Period:

(i) [reserved],

(ii) any gain from extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01), unusual or non-recurring items,

(iii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and

(iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(vi) above by reason of a decrease in the value of any Equity Interest,

minus

(d) any software expenses that were capitalized in such Test Period and not deducted in calculating Consolidated Net Income;

in each case, determined on a consolidated basis in accordance with GAAP; provided, that, for purposes of calculating Consolidated EBITDA of Administrative Borrower and its Subsidiaries for each period set forth in the table set forth on Schedule 1.01(C) attached hereto, Consolidated EBITDA of Administrative Borrower and its Subsidiaries shall be deemed to be the amount set forth below opposite such period on such table.

Notwithstanding anything to the contrary contained herein, all amounts added to Consolidated Net Income pursuant to clauses (b)(iii), (b)(vii), (b)(viii), and (b)(ix) of this definition shall not exceed, in the aggregate, 15% of Consolidated EBITDA for any such period (determined prior to giving effect to such addbacks under this definition).

For the avoidance of doubt (x) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of ASC 815 and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP and (y) in no event shall any “run-rate” revenue enhancements, increases from new contracts or amendments to existing contracts or similar adjustments be included as an addback in this definition.

“Consolidated Net Income” means, with respect to any Person, for any Test Period, the consolidated net income (or loss) of such Person and its Subsidiaries for such Test Period; provided, however, that the following shall be excluded: (a) the net income (or loss) of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third-party (which interest does not cause the net income of such other Person to be consolidated into the net income of such Person or its Subsidiaries), except to the extent of the amount of dividends or distributions derived from earned income and paid to such Person or Subsidiary, (b) the net income (or loss) of any Subsidiary of such Person that is, on the last day of such Test Period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation, (c) the net income (or loss) of any other Person arising prior to such other

Person becoming a Subsidiary of such Person or merging or consolidating into such Person or its Subsidiaries, and (d) (1) any effect of income (or loss) from the early extinguishment of Indebtedness or Swap Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), (2) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items and to Swap Obligations pursuant to ASC 815 (or such successor provision), and (3) any non-cash expense, income, or loss attributable to the movement in mark to market valuation of foreign currencies, Indebtedness, or derivative instruments pursuant to GAAP.

“Consolidated Net Interest Expense” means, with respect to any Person for any Test Period, (a) gross interest expense of such Person and its Subsidiaries for such Test Period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (b) the sum of (i) interest income for such Test Period and (ii) gains for such Test Period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (c) the sum of (i) losses for such Test Period on Hedging Agreements (to the extent not included in gross interest expense), (iii) the upfront costs or fees for such Test Period associated with Hedging Agreements (to the extent not included in gross interest expense) and (iv) bank and letter of credit fees and costs of surety bonds in connection with financing activities, in each case, determined on a consolidated basis and in accordance with GAAP.

“Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Collateral Agent.

“Controlled Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person, (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies or (c) is an investment fund or controlled investment vehicle of such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, restructuring, restructuring plan, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect.

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Administrative Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action. Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Administrative Borrower and each Lender.

“Disbursement Letter” means a disbursement letter, in form and substance reasonably satisfactory to the Collateral Agent, by and among the Loan Parties, the Agents, the Lenders and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date.

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells (including, without limitation, any sale leaseback transaction), assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts, (b) any disposition of property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (c) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration representing penalties, interest, settlement payments or other similar payments in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification and any increase in the amount of ordinary course payments to be made under such contract after any such modification) or (d), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior indefeasible repayment in cash in full of the Loans and all other Obligations and the termination of the Commitments), (b) is redeemable at the option of the holder thereof, in whole or in part (other than solely for Equity Interests that are not Disqualified Equity Interests), (c) provides for the scheduled payments of dividends or distributions in cash (except to the extent such payments can be converted to being payable in kind at the sole option of the issuer thereof), or (d) is convertible into or exchangeable for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is six (6) months after the Final Maturity Date; provided that, notwithstanding anything to the contrary set forth herein, the Preferred Equity shall not constitute Disqualified Equity Interests due to the requirement to make the Specified Preferred Equity Payment.

“Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” has the meaning specified therefor in Section 5.01.

“Employee Plan” means an employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), regardless of whether subject to ERISA, that any Loan Party or any of its ERISA Affiliates maintains, sponsors or contributes to or is obligated to contribute to or otherwise has any liability.

“Environmental Claim” means any action, suit, complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication, from any Person or Governmental Authority relating to or arising out of any threatened, alleged or actual (a) violation of, non-compliance with, or liability under, any Environmental Law, or (b) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials.

“Environmental Law” means any Requirement of Law relating to, regulating or governing (i) the pollution or protection of the environment, any environmental media, natural resources, human health or safety, or (ii) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials.

“Environmental Liability” means all liabilities (contingent or otherwise, known or unknown), monetary obligations, losses (including monies paid in settlement), damages, natural resource damages, costs and expenses (including all reasonable fees, costs, client charges and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest arising directly or indirectly as a result of, from, or based upon (a) any Environmental Claim, (b) any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, (c) any actual, alleged or threatened Release of, or exposure to, Hazardous Materials, (d) any Remedial Action, (e) any environmental condition or (f) any contract, agreement or other arrangement pursuant to which liability is assumed or imposed contractually or by operation of law with respect to any of the foregoing (a)-(e).

“Environmental Lien” means any Lien in favor of any Governmental Authority arising out of any Environmental Liability.

“Environmental Permit” means any permit, license, authorization, approval, registration or entitlement required by or issued pursuant to any Environmental Law or by any Governmental Authority pursuant to Environmental Law.

“Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

“Equity Issuance” means either (a) the sale or issuance by the Administrative Borrower of any shares of its Equity Interests or (b) the receipt by the Administrative Borrower of any cash capital contributions with respect to its Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person is, or within the last six (6) years was, treated as a single employer under Section 414 of the Internal Revenue Code or Section 4001 of ERISA.

“ERISA Event” means (a) the occurrence of a Reportable Event with respect to any Pension Plan; (b) the failure to meet the minimum funding standards of Section 412 or 430 of the Internal Revenue Code or Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA) or the failure to make a contribution or installment required under Section 412 or 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Internal Revenue Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical,” “endangered” or “critical and declining” status, in each case, within the meaning of Title IV of ERISA; (e) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination under Section 4041 of ERISA; (f) the withdrawal by any Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any of its ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution by the PBGC of proceedings to terminate any Pension Plan or appoint a trustee to administer any Pension Plan, or the occurrence of any event or condition that might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of liability on any Loan Party or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069(a) of ERISA or by reason of the application of Section 4212(c) of ERISA; (i) the withdrawal of any Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan or the receipt by any Loan Party or any of its ERISA Affiliates of notice from any Multiemployer Plan that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the occurrence of an act, circumstance, transaction, failure or omission which results in, or which could reasonably be expected to give result in, liability to a Loan Party under Title I of ERISA or a tax under any of Sections 4971 through 5000 of the Internal Revenue Code that could reasonably result in liability to a Loan Party in excess of $1,000,000; (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any of its ERISA Affiliates; (l) the assertion of a claim (other than routine claims for benefits) against any Employee Plan or the assets thereof, or against any Loan Party or any of its ERISA Affiliates in connection with any Employee Plan or Multiemployer Plan that could reasonably result in liability to a Loan Party in excess of $1,000,000; (m) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such Pension Plan (or such other Employee Plan) to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (n) the imposition on any Loan Party of any fine, excise tax or penalty with respect to any Employee Plan or Multiemployer Plan resulting from any noncompliance with any Requirements of Law that could reasonably result in liability to a Loan Party in excess of $1,000,000; (o) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan; or (p) the occurrence of any Foreign Plan Event that could reasonably result in liability to a Loan Party in excess of $1,000,000.

“Erroneous Payment” has the meaning specified in Section 10.18(a).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified therefor in Section 9.01.

“Excess Cash Flow” means, with respect to any Person for any Test Period,(a)(i) Consolidated EBITDA of such Person and its Subsidiaries for such Test Period plus (ii) to the extent not included in Consolidated EBITDA for such Test Period, business interruption insurance proceeds, cash interest income, other non-ordinary course cash income (excluding gains or losses attributable to asset sales), cash tax refunds and proceeds of key man life insurance policies (excluding, in each case, any such items that constitute Extraordinary Receipts or Permitted Dispositions made pursuant to clauses (e), (f), (m) or (n) thereof) received by such Person and its Subsidiaries during such Test Period, less (b) the sum of, without duplication (solely to the extent financed with cash of such Person and its Subsidiaries generated as a result of such Person’s operations and not financed with proceeds of Dispositions, casualty proceeds, Equity Issuances or Indebtedness (other than Revolving Loans)), (i) all cash principal payments (excluding any principal payments made pursuant to Section 2.05(c)) on the Loans made during such Test Period (but, in the case of the Revolving Loans, only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), and all cash principal payments on Indebtedness (other than Indebtedness incurred under this Agreement) of such Person or any of its Subsidiaries during such Test Period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (but, in the case of revolving loans, only to the extent that the revolving credit commitment in respect thereof is permanently reduced by the amount of such payments), in each case, and to the extent added back in the determination of Consolidated EBITDA for such Test Period, any make-whole and premium amounts paid in cash in connection therewith, (ii) all interest payments (net of all net interest income received in cash by such Person and its Subsidiaries during such Test Period) to the extent paid or payable in cash during such Test Period, (iii) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such Test Period to the extent permitted to be made under this Agreement (excluding capitalized software costs that have already been deducted from Consolidated EBITDA), (iv) all scheduled loan servicing fees and other similar fees in respect of Indebtedness of such Person or any of its Subsidiaries paid in cash during such Test Period, to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (v) Taxes paid or payable in cash by such Person and its Subsidiaries during or in respect of such Test Period, (vi) all cash expenses, cash charges, cash losses and other cash items that were added back in the determination of Consolidated EBITDA for such Test Period, (vii) the excess, if any, of Working Capital at the end of such Test Period over Working Capital at the beginning of such Test Period (or minus the excess, if any, of Working Capital at the beginning of such Test Period over Working Capital at the end of such Test Period), (viii) all net payments made pursuant to Hedging Agreements of such Person or any of its Subsidiaries during such Test Period to the extent such Hedging Agreement is permitted, and such payments are permitted to be made, under this Agreement, and (ix) any Permitted Restricted Payments, solely to the extent permitted to be paid pursuant to clause (f) of the definition thereof, made in cash during such Test Period.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Account” means (a) deposit accounts the balance of which consists exclusively of (i) withheld income taxes, employment taxes or payroll taxes in such amounts as are required in the reasonable judgment of the Loan Parties to be paid to the applicable Governmental Authorities with respect to current or former employees of any one or more of the Loan Parties and (ii) amounts required by Applicable Law to be paid over to an employee benefit plan or similar employee benefit arrangement on behalf of or for the benefit of employees of one or more of the Loan Parties, (b) all segregated deposit accounts constituting tax accounts and payroll accounts, (c) any deposit account that is automatically swept on a daily basis into another deposit account that is subject to a control agreement in favor of the Collateral Agent, (d) any deposit account containing solely fiduciary funds held in trust for the benefit of third parties (other than a Loan Party or any Affiliate thereof), (e) any deposit account that has a balance of $0.00 at all times and (f) any Deposit Account that is subject to a Lien in favor of a third party to the extent constituting a Permitted Lien solely to under clause (p) of the definition thereof.

“Excluded Equity Issuance” means (a) the issuance of Equity Interests of the Administrative Borrower to directors, officers and employees of the Administrative Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors of the Administrative Borrower, and (b) the issuance of Equity Interests of the Administrative Borrower in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition.

“Excluded Subsidiary” means (a) a “controlled foreign corporation” as defined under Section 957 of the Internal Revenue Code (“CFC”), (b) a Subsidiary substantially all of whose assets consist of Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries that are CFCs (held directly or through Subsidiaries) (“FSHCO”); provided that immediately upon the effectiveness of any amendment of the Internal Revenue Code to allow any such Person described in the foregoing clauses (a) and (b) to guarantee the Obligations without (1) such guarantee being reasonably expected to cause the undistributed earnings of any CFC, as determined for U.S. federal income tax purposes, to be treated as a deemed dividend to such CFC’s U.S. parent or (2) material adverse tax consequences to the Administrative Borrower and its Subsidiaries, (unless the Collateral Agent consents otherwise in writing) such Person shall not be an Excluded Subsidiary and, shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b), (c) any direct or indirect Subsidiary of a CFC and (d) each Person set forth on Schedule 1.01(D). Notwithstanding the foregoing, no Subsidiary that owns or is the exclusive licensee of any Material Asset shall be an Excluded Subsidiary.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or other Person or required to be withheld or deducted from a payment to a Recipient or other Person, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.09(d) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“Existing Credit Facility” means the indebtedness under that certain Credit Agreement, dated as of May 5, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of February 25, 2022, that certain Second Amendment to Credit Agreement dated as of February 24, 2023, that certain Third Amendment to Credit Agreement dated as of May 3, 2024, and that certain Fourth Amendment to Credit Agreement dated as of November 5, 2024), by and among Borrower, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein) party thereto, and Bank of America, N.A., as Administrative Agent (as defined therein), and the other “Loan Documents” defined therein, including for the avoidance of doubt any letter of credit issued thereunder.

“Existing Agent” means the Administrative Agent under, and as defined in, the Existing Credit Facility.

“Extraordinary Receipts” means any cash or Cash Equivalents (or any property not constituting cash or Cash Equivalents that is later converted to cash or Cash Equivalents upon the consummation of such conversion) received by the Administrative Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(ii) or (iii) hereof), including, without limitation, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are (i) payable to a Person that is not a Loan Party directly as a result thereof in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by the Administrative Borrower or any of its Subsidiaries as reimbursement for any reasonable out-of-pocket costs incurred or made by such Person to an Affiliate prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) payable to a Person that is not an Affiliate of the Administrative Borrower or any of its Subsidiaries explicitly pursuant to the terms thereof or (ii) received by the Administrative Borrower or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) and (g) any purchase price adjustment received in connection with any purchase agreement.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal, tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention entered into in connection with the implementation of Sections 1471 through 1474 of the Internal Revenue Code and the Treasury Regulations thereunder.

“FCPA” has the meaning specified therefor in the definition of Anti-Corruption Laws.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means that certain Fee Letter dated as of the Effective Date, between the Administrative Agent and the Administrative Borrower, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Final Maturity Date” means December 31, 2028; provided that if such day is not a Business Day, then the Final Maturity Date shall be the immediately preceding Business Day.

“Financial Statements” means (a) the audited consolidated balance sheet of the Administrative Borrower and its Subsidiaries as of December 31, 2023, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Year then ended, and (b) the unaudited condensed consolidated balance sheet of the Administrative Borrower and its Subsidiaries as of September 30, 2024, and the related condensed consolidated statement of operations, shareholder’s equity and cash flows for the three and nine months then ended.

“Fiscal Quarter” means the fiscal quarter of the Administrative Borrower and its Subsidiaries ending on March 31, June 30, September 30 or December 31, as applicable.

“Fiscal Year” means the fiscal year of the Administrative Borrower and its Subsidiaries ending on December 31 of each year.

“Floor” means a rate of interest equal to 3.00% per annum.

“Foreign Lender” has the meaning specified therefor in Section 2.09(d)(ii)(B).

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates that is subject to any Requirements of Laws other than, or in addition to, the laws of the United States or any state thereof or the laws of the District of Columbia.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any Requirement of Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make any required contribution or payment under any Requirement of Law within the time permitted by any Requirement of Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under any law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any Requirement of Law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party or any Subsidiary, or the imposition on any Loan Party or any Subsidiary of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any Requirement of Law.

“Foreign Subsidiary” means any Subsidiary of the Administrative Borrower that is not a Domestic Subsidiary.

“Funding Losses” has the meaning specified therefor in Section 2.08.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Collateral Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred.

“Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.

“Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Obligations” has the meaning specified therefor in Section 11.01.

“Guarantor” means (a) each Subsidiary of the Administrative Borrower listed as a “Guarantor” on the signature pages hereto, and (b) each other Person which guarantees, or is required to provide a guarantee, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

“Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty, in form and substance satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations.

“Hazardous Material” means any element, material, substance, waste, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic or hazardous substance, hazardous waste, universal waste, special waste, or solid waste or is otherwise characterized by words of similar import under any Environmental Law or that is regulated under, or for which liability or standards of care are imposed, pursuant to any Environmental Law, including, without limitation, petroleum, polychlorinated biphenyls; asbestos-containing materials, lead or lead-containing materials, urea formaldehyde-containing materials, radioactive materials, radon, per- and polyfluoroalkyl substances and mold.

“Hedge Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements (which may include a Lender or any Affiliate of a Lender).

“Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

“Holdout Lender” has the meaning specified therefor in Section 12.02(c).

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person’s business and in respect of which the holders thereof have not commenced legal proceedings against such Person to collect such trade payable or other account payable) (provided that, any earn-out, purchase price or similar obligation shall be measured as the maximum amount payable in respect thereof); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (g) all net obligations of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; (j) all Disqualified Equity Interests; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. For the avoidance of doubt, (x) usual and customary transfer pricing arrangements between or among the Administrative Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices and (y) obligations in respect of the Specified Preferred Equity Payment, in each case, shall not constitute Indebtedness.

“Indemnified Matters” has the meaning specified therefor in Section 12.15.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitees” has the meaning specified therefor in Section 12.15.

“Initial Term Loan” means, collectively, the loans made by the Initial Term Loan Lenders to the Initial Borrower on the Effective Date pursuant to Section 2.01(a)(ii).

“Initial Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make the Initial Term Loan to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Initial Term Loan Lender” means a Lender with an Initial Term Loan Commitment or an Initial Term Loan.

“Initial Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Initial Term Loan Commitments.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

“Intellectual Property” has the meaning specified therefor in the Security Agreement.

“Intellectual Property Contracts” means all agreements concerning Intellectual Property, including without limitation license agreements, technology consulting agreements, co-existence agreements, consent agreements and non-assertion agreements, in each case, in respect of Intellectual Property.

“Intellectual Property Security Agreement” has the meaning specified therefor in the Security Agreement.

“Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by the Administrative Borrower and its Subsidiaries in favor of the Collateral Agent for the benefit of the Agents and the Lenders, in substantially the form attached hereto as Exhibit F.

“Interest Payment Date” means as to any SOFR Loan, the last day of each Interest Period therefor and the Final Maturity Date.

“Interest Period” means, with respect to each SOFR Loan, a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Reference Rate Loan to a SOFR Loan) and ending 1 or 3 months (as elected in the applicable SOFR Notice) thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon Adjusted Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such

Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1 or 3 months after the date on which the Interest Period began, as applicable, (e) the Borrowers may not elect an Interest Period which will end after the Final Maturity Date, and (f) no tenor that has been removed from this definition pursuant to Section 2.07(g)(iv) shall be available for specification in such Notice of Borrowing or SOFR Notice.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” means, with respect to any Person, all goods and merchandise of such Person leased or held for sale or lease by such Person, including, without limitation, all raw materials, work-in-process and finished goods, and all packaging, supplies and materials of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash.

“Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts arising in the ordinary course of business), capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. For the avoidance of doubt, usual and customary transfer pricing arrangements between or among the Administrative Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices shall not constitute Investments.

“Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b).

“Lease” means any lease, sublease or license of, or other agreement granting a possessory interest in, real property to which any Loan Party or any of its Subsidiaries is a party as lessor, lessee, sublessor, sublessee, licensor or licensee.

“Lender” has the meaning specified therefor in the preamble hereto.

“Liberty” has the meaning specified therefor in the definition of “Preferred Equity Holders”.

“Lien” means any mortgage, deed of trust, deed to secure debt, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Liquidity” means Qualified Cash plus, to the extent that the conditions to borrowing pursuant to Section 5.02 could be satisfied as of the applicable date of determination, Availability, minus the amount of trade payables and other accounts payable of the Loan Parties that are aged more than sixty (60) days from the due date thereof.

“Loan” means the Term Loan or any Revolving Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof.

“Loan Account” means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers.

“Loan Document” means this Agreement, any Control Agreement, the Disbursement Letter, the Fee Letter, any Guaranty, the Intercompany Subordination Agreement, any Joinder Agreement, any mortgage, the Security Agreement, any other Collateral Document, any UCC Filing Authorization Letter, the VCOC Management Rights Agreement, any landlord waiver, any collateral access agreement, any Perfection Certificate and any other agreement, instrument, certificate, report and other document executed and delivered by any Loan Party pursuant hereto or thereto.

“Loan Party” means any Borrower and any Guarantor.

“Loan Party Data” has the meaning given to such term in Section 6.01(ii).

“Loan Party Systems” has the meaning given to such term in Section 6.01(ii).

“Make-Whole Amount” means, as of any date of determination, an amount equal to the difference (which shall not be zero) between (A) the aggregate amount of interest (including, without limitation, (x) interest payable in cash, in kind or deferred and (y) if applicable, interest at the Post-Default Rate) which would have otherwise been payable on the principal amount of the Term Loans paid on such date or, in the case of an Applicable Premium Trigger Event specified in clauses (c), (d) or (f) of the definition thereof, the principal amount of the Term Loans outstanding on such date and the principal amount of the Revolving Loans outstanding on such date) from the date of the occurrence of the Applicable Premium Trigger Event until the first anniversary of the Effective Date (to be calculated assuming that the Adjusted Term SOFR or Reference Rate pursuant to which such Term Loans or Revolving Loans are accruing interest at the time of the occurrence of such Applicable Premium Trigger Event applies through the applicable period) minus (B) the aggregate amount of interest the Lenders would earn if the prepaid (or deemed prepayment in the case of an acceleration of the Loans) or reduced principal amount of the Term Loans or, in the case of an Applicable Premium Trigger Event specified in clauses (c), (d) or (f) of the definition thereof, the aggregate principal amount of the Revolving Loans deemed prepaid, in each case, were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Loans) or reduction until the first anniversary of the Effective Date at the Treasury Rate.

“Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection or priority of the Liens in favor of the Collateral Agent for the benefit of the Agents and the Lenders on Collateral.

“Material Asset” means all assets (including Intellectual Property, but excluding cash and Cash Equivalents) owned by, or licensed to, the Administrative Borrower or any of the other Loan Parties that are material to the business of Administrative Borrower and its Subsidiaries, taken as a whole.

“Material Contract” means, with respect to any Person, (a) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $3,000,000 or more in any Fiscal Year (other than (x) purchase orders in the ordinary course of the business of such Person or such Subsidiary, (y) contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium, and (z) contracts that are solely among such Person and/or one of more Subsidiaries of such Person) and (b) all other contracts or agreements as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years.

“Net Cash Proceeds” means, with respect to, any issuance or incurrence of any Indebtedness, any Equity Issuance, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset that is permitted to have priority over the Liens established under the Collateral Documents pursuant to the terms of this Agreement and the other Loan Documents (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable fees, costs and expenses related thereto incurred by such Person or such Subsidiary in connection therewith (other than such fees, costs and expenses payable to any Affiliate of such Person or its Subsidiaries), (c) [reserved], (d) Taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), and (e) reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such transaction or asset undertaken by such Person or Subsidiary in connection therewith; provided that upon release of any such reserve, the amount released shall be considered Net Cash Proceeds, in each case, to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the asset that is the subject thereof.

“New Lending Office” has the meaning specified therefor in Section 2.09(d).

“Non-Loan Party Shared Cap” means $1,000,000.

“Notice of Borrowing” has the meaning specified therefor in Section 2.02(a).

“NPL” means the National Priorities List under CERCLA.

“Obligations” means all present and future indebtedness, obligations, and liabilities (including, for the avoidance of doubt, any Applicable Premium) of each Loan Party to the Agents and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums (including the Applicable Premium), attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person. Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participant Register” has the meaning specified therefor in Section 12.07(i).

“Payment Office” means the Administrative Agent’s office located at 150 East 58th Street, 39th Floor, New York, New York 10155, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Administrative Borrower.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means an Employee Plan that is subject to Section 412 of the Internal Revenue Code, Section 302 of ERISA or Title IV of ERISA maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates at any time during the preceding six calendar years.

“Perfection Certificate” means a certificate substantially in the form attached hereto as Exhibit G providing information with respect to the property of each Loan Party.

“Periodic Term SOFR Determination Day” has the meaning specified therefor in the definition of Term SOFR.

“Permitted Acquisition” means any Acquisition by a Loan Party or any wholly-owned Subsidiary of a Loan Party to the extent that each of the following conditions shall have been satisfied:

(a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition after giving pro forma effect to such Acquisition;

(b) to the extent the Acquisition will be financed in whole or in part with the proceeds of any Loan, the conditions set forth in Section 5.02 shall have been satisfied;

(c) the Borrowers shall have furnished to the Agents at least 5 Business Days prior to the consummation of such Acquisition (i) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of any Agent, such other information and documents that any Agent may request, including, without limitation, executed counterparts of the respective agreements, instruments or other documents pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, instruments or other documents and all other material ancillary agreements, instruments or other documents to be executed or delivered in connection therewith, (ii) pro forma financial statements of the Administrative Borrower and its Subsidiaries after the consummation of such Acquisition, (iii) a certificate of the chief financial officer of the Administrative Borrower, demonstrating on a pro forma basis compliance, as at the end of the most recently ended Test Period, with all covenants set forth in Section 7.03 hereof after the consummation of such Acquisition, and (iv) copies of such other agreements, instruments or other documents as any Agent shall reasonably request;

(d) the agreements, instruments and other documents referred to in paragraph (c) above shall provide that (i) neither the Loan Parties nor any of their Subsidiaries shall, in connection with such Acquisition, assume or remain liable in respect of any Indebtedness of the Seller or Sellers, or other obligation of the Seller or Sellers (except for obligations incurred in the ordinary course of business in operating the property so acquired and necessary or desirable to the continued operation of such property and except for Permitted Indebtedness), and (ii) all property to be so acquired in connection with such Acquisition shall be free and clear of any and all Liens, except for Permitted Liens (and if any such property is subject to any Lien not permitted by this clause (ii) then concurrently with such Acquisition such Lien shall be released);

(e) such Acquisition shall be effected in such a manner so (i) that the acquired assets or Equity Interests are owned by a Loan Party and, if effected by merger or consolidation involving a Loan Party, a Loan Party shall be the continuing or surviving Person and (ii) after giving effect to any such Acquisition, any Person so acquired who is a Subsidiary of any Borrower shall become a Loan Party;

(f) the Loan Parties shall have Liquidity in an amount equal to or greater than $25,000,000 immediately after giving effect to the consummation of the proposed Acquisition;

(g) the assets being acquired or the Person whose Equity Interests are being acquired did not have negative Consolidated EBITDA during the twelve (12) consecutive month period most recently concluded prior to the date of the proposed Acquisition;

(h) the assets being acquired (other than a de minimis amount of assets in relation to the Loan Parties’ and their Subsidiaries’ total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries as such business was conducted on the Effective Date or a business reasonably related thereto;

(i) the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States;

(j) such Acquisition shall be consensual and shall have been approved by the board of directors (or other governing body) of the Person whose Equity Interests or assets are proposed to be acquired and shall not have been preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Administrative Borrower or any of its Subsidiaries or an Affiliate thereof;

(k) any such Subsidiary (and its equityholders) shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b) on or prior to the date of the consummation of such Acquisition; and

(l) the Purchase Price payable in respect of (i) any single Acquisition or series of related Acquisitions shall not exceed $2,000,000 in the aggregate and (ii) all Acquisitions (including the proposed Acquisition) shall not exceed $5,000,000 in the aggregate during the term of this Agreement.

“Permitted Disposition” means:

(a) Dispositions of (i) Inventory in the ordinary course of business and (ii) accounts receivable in connection with the collection or compromise thereof, in each case excluding any third-party factoring or similar facility;

(b) licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business in accordance with the terms of this Agreement;

(c) licensing, sublicensing, leasing or subleasing assets (other than any Intellectual Property) in the ordinary course of business, not interfering in any material respect with the business of the Administrative Borrower and its Subsidiaries;

(d) (i) the lapse of Registered Intellectual Property of the Administrative Borrower and its Subsidiaries to the extent economically immaterial in the conduct of their business or (ii) the abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), with respect to copyrights, such copyrights are not material revenue generating copyrights;

(e) any involuntary loss, damage or destruction of property;

(f) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(g) (i) from any Loan Party to any other Loan Party, (ii) from any Subsidiary of the Administrative Borrower that is not a Loan Party to any other Subsidiary of the Administrative Borrower that is not a Loan Party and (iii) so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets from any Subsidiary of the Administrative Borrower that is not a Loan Party to the Administrative Borrower or any other Loan Party or vice versa; provided that, if the purchaser is a Loan Party, the consideration paid in respect of such Disposition shall not exceed the fair market value of the assets acquired pursuant to such Disposition; provided further, that, to the extent such transaction constitutes an Investment, such transaction is a Permitted Investment;

(h) to the extent constituting Dispositions, (i) usual and customary transfer pricing arrangements between or among the Administrative Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices and (ii) the contribution or cancellation of a promissory note or other right to payment with respect to Indebtedness owing between or among the Administrative Borrower and its Subsidiaries in exchange for Equity Interests in the debtor Subsidiary;

(i) Dispositions of equipment or other property for not less than fair market value to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition (net of any Taxes paid or payable as a result of such Disposition) are reasonably promptly applied to the purchase price of such replacement property;

(j) the unwinding of Hedging Agreements in accordance with the terms thereof;

(k) use or other Dispositions of cash and Cash Equivalents in the ordinary course of business;

(l) to the extent constituting a Disposition, the granting of Permitted Liens, the making of Permitted Investments, the consummation of fundamental changes permitted by Section 7.02(c) and the making of Permitted Restricted Payments;

(m) Disposition of obsolete or worn-out equipment in the ordinary course of business and consistent with past practice; and

(n) Disposition of property or assets not otherwise permitted in clauses (a) through (h) above for cash in an aggregate amount not less than the fair market value of such property or assets;

provided that the Net Cash Proceeds of such Dispositions (including the proposed Disposition) (1) in the case of clauses (m) and (n) above, do not exceed $1,000,000 in the aggregate in any Fiscal Year and (2) in all cases, are paid to the Administrative Agent for the benefit of the Agents and the Lenders pursuant to the terms of Section 2.05(c)(ii) to the extent required thereunder or applied as provided in Section 2.05(c)(vi).

Notwithstanding the foregoing, no Loan Party may transfer, assign or exclusively license any Material Asset to any Subsidiary that is not a Loan Party and any such transaction shall not be a Permitted Disposition.

“Permitted Holder” means any of the Preferred Equity Holders.

“Permitted Indebtedness” means:

(a) any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents;

(b) any other Indebtedness listed on Schedule 7.02(b), and any Permitted Refinancing Indebtedness in respect of such Indebtedness;

(c) Permitted Purchase Money Indebtedness and any Permitted Refinancing Indebtedness in respect of such Indebtedness;

(d) Permitted Intercompany Investments;

(e) Indebtedness incurred in the ordinary course of business under performance, surety, statutory, and appeal bonds;

(f) Indebtedness owed to any Person providing or financing property, casualty, liability, or other insurance to the Loan Parties, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the period in which such Indebtedness is incurred and such Indebtedness is outstanding only during such period;

(g) the incurrence by any Loan Party of Indebtedness under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s operations and not for speculative purposes;

(h) Indebtedness incurred in respect of credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”) or other similar cash management services, in each case, incurred in the ordinary course of business and in an aggregate amount not to exceed $750,000 at any time outstanding;

(i) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price (for the avoidance of doubt, not including any earn-out obligations), non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions;

(j) (I) Indebtedness of a Person whose assets or Equity Interests are acquired by the Administrative Borrower or any of its Subsidiaries in a Permitted Acquisition in an aggregate amount not to exceed $2,500,000 at any one time outstanding; provided, that such Indebtedness (i) is either Permitted Purchase Money Indebtedness or a Capitalized Lease with respect to equipment, fixed or capital assets and/or real property, (ii) was in existence prior to the date of such Permitted Acquisition, (iii) was not incurred in connection with, or in contemplation of, such Permitted Acquisition and (iv) such Indebtedness is not guaranteed by, or secured by the assets of, Administrative Borrower or any Person that was a Subsidiary prior to giving effect to such Permitted Acquisition and (II) Permitted Refinancing Indebtedness in respect of such Indebtedness;

(k) unsecured Indebtedness owing to the Seller that is incurred by the applicable Loan Party in connection with the consummation of one or more Permitted Acquisitions so long as (i) the aggregate principal amount for all such Indebtedness (calculated, in the case of any earn out or similar obligation, as the maximum amount payable thereunder) does not exceed $10,000,000 at any one time outstanding, (ii) such unsecured Indebtedness does not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is 91 days after the Final Maturity Date, (iii) such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to the Collateral Agent, and (iv) such Indebtedness is otherwise on terms and conditions (including all economic terms and the absence of covenants) reasonably acceptable to the Collateral Agent;

(l) unsecured Indebtedness of the Administrative Borrower that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Indebtedness is not incurred for working capital purposes, (iii) such unsecured Indebtedness does not mature prior to the date that is 91 days after the Final Maturity Date, (iv) such unsecured Indebtedness does not amortize until 91 days after the Final Maturity Date, (v) such unsecured Indebtedness does not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is 91 days after the Final Maturity Date, (vi) such Indebtedness is subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to the Collateral Agent and (vii) the aggregate principal amount for all such Indebtedness does not exceed $500,000 at any one time outstanding;

(m) Subordinated Indebtedness other than Subordinated Indebtedness described in clause (k) above but when taken together with any Subordinated Indebtedness described in clause (l) above in an aggregate amount not exceeding $5,000,000 at any time outstanding;

(n) Indebtedness incurred in the ordinary course of business under letters of credit in an aggregate stated amount not exceeding $5,000,000 at any time outstanding;

(o) Guarantees of any Loan Party or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of any Loan Party or any Subsidiary (provided, that any guaranty of any Indebtedness of a Subsidiary that is not a Loan Party made by a Loan Party shall constitute and Investment and shall only be permitted to the extent constituting a Permitted Investment);

(p) Indebtedness representing deferred compensation to directors or employees of the Loan Parties or their Subsidiaries incurred in the ordinary course of business;

(q) other Indebtedness in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

(r) to the extent constituting Indebtedness, the Preferred Equity, subject to the terms as in effect on the Effective Date; and

(s) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in the foregoing clauses (a) through (r).

“Permitted Intercompany Investments” means Investments made by (a) a Loan Party to or in another Loan Party, (b) a Subsidiary that is not a Loan Party to or in another Subsidiary that is not a Loan Party, (c) a Subsidiary that is not a Loan Party to or in a Loan Party, so long as, in the case of a loan or advance, the parties thereto are party to the Intercompany Subordination Agreement, and (d) a Loan Party to or in a Subsidiary that is not a Loan Party so long as (i) the aggregate amount of all such Investments made by the Loan Parties to or in Subsidiaries that are not Loan Parties does not exceed, when combined with the aggregate amount of all Investments made after the Effective Date by a Loan Party in any Subsidiary that is not a Loan Party, the Non-Loan Party Shared Cap at any time outstanding, (ii) no Event of Default has occurred and is continuing either before or after giving effect to such Investment, (iii) the Loan Parties have Liquidity of not less than $15,000,000 after giving effect to such Investment and (iv) the Administrative Agent has received a certificate of an Authorized Officer of the Administrative Borrower, dated as of the date of the Investment in a Subsidiary that is not a Loan Party, demonstrating compliance with subclauses (ii) and (iii) above on a pro forma basis as of the last day of the last fiscal quarter for which financial statements have been delivered under Section 7.01(a) after giving effect to such payment (as if made on the first day of such period).

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents;

(b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

(c) (i) advances made in connection with purchases of goods or services in the ordinary course of business, including Investments consisting of extensions of credit to customers, suppliers, lessors or utilities or for workers’ compensation in the ordinary course of business that are recorded as accounts receivable, prepaid expenses or deposits on the balance sheet of the Loan Parties and their Subsidiaries prepared in accordance with GAAP or other applicable accounting principles;

(d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries;

(e) Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule (other than, for the avoidance of doubt, any such increase as a result of the increase of the value of such Investment);

(f) Permitted Intercompany Investments;

(g) Permitted Acquisitions;

(h) loans and advances to officers, directors, consultants and employees of the Loan Parties and their Subsidiaries in an aggregate amount not to exceed $250,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(i) Investments consisting of (i) Liens and fundamental changes permitted under Sections 7.02(a) and (c), respectively, and (ii) Guarantees permitted by Section 7.02(b);

(j) Investments in Swap Contracts permitted under Section 7.02(b);

(k) promissory notes and other non-cash consideration received in connection with Permitted Dispositions in an amount not to exceed $250,000 in the aggregate for all such Permitted Dispositions during the term of this Agreement;

(l) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practice;

(m) (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and (ii) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(n) advances of payroll payments to employees in the ordinary course of business;

(o) Investments in an aggregate amount not to exceed $1,000,000 in any Fiscal Year to the extent that payment for such Investments are made solely with Equity Interests of the Administrative Borrower or the cash proceeds received by the Administrative Borrower from an issuance of Equity Interests (other than Disqualified Equity Interests); and

(p) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $1,000,000 at any time outstanding.

Notwithstanding the foregoing, (i) no Permitted Investment in any Affiliate of the Administrative Borrower that is not a Loan Party may consist of a transfer, assignment or exclusive license of any Material Asset and (ii) no Subsidiary of a Loan Party that is not a Loan Party shall obtain any representation and warranty insurance policy in connection with the consummation of any Acquisition or similar Investment, unless such Person assigns its rights in respect of such representation and warranty insurance policy to a Loan Party pursuant to an assignment agreement in form and substance reasonably satisfactory to the Administrative Agent.

“Permitted Liens” means:

(a) Liens securing the Obligations;

(b) Liens for taxes, assessments and governmental charges the payment of which is (A) not delinquent by more than 30 days or (B) being contested in good faith and by proper proceedings and adequate reserves have been set aside for the payment thereof in accordance with GAAP;

(c) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

(d) Liens described on Schedule 7.02(a), provided that (A) any such Lien shall only secure the Indebtedness that it secures on the Effective Date and any Permitted Refinancing Indebtedness in respect thereof and (B) no such Lien extends to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.02(b) and (y) proceeds and products thereof, accessions thereto and improvements thereon;

(e) Liens to secure Indebtedness permitted to be incurred pursuant to clause (c) of the definition of “Permitted Indebtedness” so long as any such Lien only (i) attaches to the property financed thereunder, after-acquired property that is affixed or incorporated into such property and proceeds and products thereof, accessions thereto and improvements thereon and (ii) secures the Indebtedness that was incurred to acquire, construct or improve such property and/or any Permitted Refinancing Indebtedness in respect thereof;

(f) deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due;

(g) with respect to any real property, easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) individually or in the aggregate, materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business;

(h) Liens of landlords and mortgagees of landlords (i) arising by statute or under any Lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, or (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP;

(i) the title and interest of a lessor or sublessor in and to personal property leased or subleased (other than through a Capitalized Lease), in each case extending only to such personal property;

(j) non-exclusive licenses of Intellectual Property rights in the ordinary course of business permitted in accordance with the terms of this Agreement;

(k) judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments and other proceedings not constituting an Event of Default under Section 9.01(j);

(l) rights of set-off or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business;

(m) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness;

(n) Liens assumed by the Administrative Borrower and its Subsidiaries in connection with a Permitted Acquisition that secure Indebtedness permitted by clause (j) of the definition of Permitted Indebtedness;

(o) Liens solely on any cash earnest money deposits made by any Loan Party in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition;

(p) Liens in cash collateral granted to secure up to 105% of the Indebtedness permitted by clause (n) of the definition of Permitted Indebtedness; and

(q) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,000,000.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition, construction or improvement of any fixed or capital assets secured by a Lien permitted under clause (e) of the definition of “Permitted Liens”; provided that (a) such Indebtedness is incurred within 180 days after such financing, acquisition, construction or improvement, as applicable, (b) the principal amount of such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness shall not exceed $7,500,000 at any time outstanding.

“Permitted Refinancing Indebtedness” means the extension of maturity, refinancing or modification of the terms of Indebtedness so long as:

(a) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification (other than by the amount of premiums paid thereon and the interest, fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto);

(b) such extension, refinancing or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Indebtedness so extended, refinanced or modified (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to the Final Maturity Date);

(c) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders, taken as a whole, than the terms of the Indebtedness (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced or modified, taken as a whole;

(d) the Indebtedness that is extended, refinanced or modified is not recourse to any Loan Party or any of its Subsidiaries that is liable on account of the obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended;

(e) to the extent that the Indebtedness that is extended, refinanced or modified is secured, the Liens securing such Indebtedness satisfy the applicable requirements of Section 7.02(a); and

(f) (A) if such Indebtedness being extended, refinanced or modified was subordinated to the Obligations, then the Permitted Refinancing Indebtedness shall also be subordinated to the Obligations on terms and pursuant to documentation no less favorable to the Lenders and the Administrative Agent, (B) if such Indebtedness being extended, refinanced or modified is unsecured, then the Permitted Refinancing Indebtedness shall also be unsecured, (C) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets that did not previously secure such Indebtedness, (D) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person that did not previously guarantee such Indebtedness and (E) if such Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; it is understood and agreed that any such Indebtedness that is pari passu with the Obligations hereunder in right of payment and secured by the Collateral on a pari passu basis with respect to the Obligations hereunder that are secured on a first lien basis may participate, with respect to voluntary prepayments, on a pro rata basis or a less than pro rata basis, and with respect to mandatory prepayments, on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis), in each case, in respect of the Obligations, in each case as the Administrative Borrower and the relevant lender may agree.

“Permitted Restricted Payments” means any of the following Restricted Payments made by:

(a) Restricted Payments made by any Subsidiary of any Loan Party to such Loan Party and, if applicable, any other holders of the Equity Interests of such Subsidiary, ratably,

(b) Restricted Payments made by the Administrative Borrower to pay dividends in the form of common Equity Interests or Preferred Equity of the Administrative Borrower,

(c) (i) repurchases of Equity Interests in the Administrative Borrower deemed to occur upon exercise of stock options or warrants or other incentive interests in accordance with any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants shall be permitted, if such Equity Interests represent a portion of the exercise price of such options or warrants, and (ii) payments made or expected to be made in respect of (x) withholding or similar Taxes payable by or on behalf of any future, present or former employee, officer, director or consultant and any repurchases of Equity Interests in consideration of such payments, including deemed repurchases, in connection with the exercise of stock options or warrants or net settlement of restricted stock units, deferred stock units or other incentive interests and (y) redemptions, purchases or other acquisitions in accordance with the net settlement and net exercise features in any employment contract, benefit plan or other similar arrangement with or for the benefit of current or former employees, officers, directors or consultants shall, in each case, be permitted;

(d) redemptions (including exchanges) in whole or in part of any Equity Interests of a Loan Party or Subsidiary for another class of its Equity Interests that is Qualified Equity Interests, or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests that are Qualified Equity Interests,

(e) the Administrative Borrower may make Restricted Payments to pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition (or other similar Investment), and

(f) ~~after March 31, 2026~~to the extent constituting a Restricted Payment, on or after June 30, 2028, the Administrative Borrower ~~to pay dividends to the~~may make, or cause to be made, the Specified Preferred Equity ~~Holders~~Payment in cash so long as (i) such ~~dividends are~~Specified Preferred Equity Payment is due and owing under the Preferred Equity Agreement at the time of such payment, (ii) no Default or Event of Default has occurred and is continuing either before or after giving effect to such ~~dividends~~Specified Preferred Equity Payment and (iii) the Loan Parties have Liquidity of not less than $30,000,000 after giving pro forma effect to such ~~dividends~~Specified Preferred Equity Payment.

Notwithstanding the foregoing, no Loan Party may transfer, assign or exclusively license any Material Asset to any Affiliate of the Administrative Borrower that is not a Loan Party and any such transaction shall not be a Permitted Restricted Payment.

“Permitted Restrictions” means (a) restrictions under the Loan Documents, (b) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property securing such Indebtedness, (c) customary provisions in leases, licenses and other contracts restricting the assignment thereof, (d) customary restrictions and conditions with respect to property to be sold pursuant to a Permitted Disposition, pending the consummation of such Disposition, (e) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition), provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary, (f) any restrictions or conditions set forth in any agreement governing Permitted Indebtedness that are not materially more restrictive, taken as a whole, than the terms of the Loan Documents, (g) [reserved], (h) restrictions on cash or other deposits imposed under contracts entered into in the ordinary course of business and (i) customary provisions in joint venture organizational governance documents, depositary agreements, agreements relating to bank products, and Hedging Agreements, in each case, entered into in the ordinary course of business.

“Permitted Specified Liens” means Permitted Liens described in clauses (a), (b), (c), (h) and (i) of the definition of Permitted Liens.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Pine” has the meaning specified therefor in the definition of “Preferred Equity Holders”.

“Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.00%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%.

“Preferred Equity” means the Equity Interests of the Administrative Borrower consisting of Series ~~B~~C Convertible Preferred Stock, par value $0.001 per share (“Series ~~B~~C Preferred Stock”), that have been or may be issued from time to time.

“Preferred Equity Agreement” means the Certificate of Designations of the Series ~~B~~C Convertible Preferred Stock~~, as amended,~~ and that certain Second Amended and Restated Stockholders Agreement, dated as of ~~July 24, 2024~~the Amendment No. 1 Effective Date, by and among the Administrative Borrower and the Preferred Equity Holders~~, as amended~~.

“Preferred Equity Documents” means, collectively, the Preferred Equity Agreement and each Stock Exchange Agreement, dated September 26, 2025, by and between the Administrative Borrower and a Preferred Equity Holder.

“Preferred Equity Holders” means: Charter Communications Holding Company, LLC, a Delaware limited liability company (“Charter”); Liberty Broadband Corporation, a Delaware corporation (“Liberty”); Pine Investor, LLC, a Delaware limited liability company wholly owned by funds advised by Cerberus Capital Management, L.P. (“Pine”); the respective Affiliates of Charter, Liberty and Pine; and Charter’s, Liberty’s and Pine’s respective Controlled Investment Affiliates.

“Preferred Equity Transactions” means the negotiation, execution, delivery and performance of the Preferred Equity Documents, the exchange of the Series B Preferred Stock, the issuance of the Series C Preferred Stock and related matters.

“Privilege Provisions” has the meaning specified in Section 7.01(p).

“Pro Forma Basis” or “pro forma” or “Pro Forma Effect” or “pro forma effect” each means (subject to the terms of Section 1.08), as to any calculation of the Total Leverage Ratio or the Senior Leverage Ratio (including component definitions thereof), for any events as described below that occur during any period of four consecutive fiscal quarters (the “Reference Period”) (or after the end of such Reference Period but on or before the date of determination) for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred as of the first day of the Reference Period and that: (i) in making any determination of Consolidated EBITDA, effect shall be given to any Disposition, acquisition, Investment, capital expenditure, merger, amalgamation, consolidation (including the transactions contemplated hereby) (or any similar transaction or transactions not otherwise permitted under Section 7.02(b) or 7.02(e) that require a waiver or consent of the Required Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, which adjustments the Administrative Borrower determines in good faith (with the consent of the Administrative Agent) as set forth in a certificate of a chief financial officer, treasurer or similar officer of the Administrative Borrower delivered to the Administrative Agent (the foregoing, together with any transactions related thereto or in connection therewith, and any other events that by the terms of the Loan Documents require pro forma compliance or determination on a pro forma basis, the “Subject Transactions”) and (ii) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) issued, incurred, assumed or permanently repaid during the Reference Period (or, unless otherwise specified, occurring during the Reference Period or thereafter and through and including the date of determination, if applicable) shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period and (y) interest charges attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination would have been in effect during the period for which pro forma effect is being given.

Pro forma calculations made pursuant to this shall be determined in good faith by an Authorized Officer of the Administrative Borrower and, to the extent applicable, in compliance with Section 1.08 and in connection with any Permitted Acquisition or other Permitted Investment shall be based on the consolidated balance sheet of such acquired Person or business and its consolidated Subsidiaries as at the end of its most recent Fiscal Year or the most recent fiscal period preceding such Permitted Acquisition or other Permitted Investment and the related consolidated statements of income and of cash flows for such period, which shall have been previously provided to Administrative Agent and shall either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by Administrative Agent.

In the case of any calculation for any event described above that occurs prior to the date on which financial statements have been (or are required to be) delivered for the fiscal quarter ending December 31, 2024, any such calculation required to be made on a “Pro Forma Basis” or “pro forma basis” shall use the financial statements delivered pursuant to Section 6.01(g)(ii) for the fiscal quarter ended September 30, 2024. It is hereby agreed that for purposes of determining pro forma compliance with Section 7.03, if no Test Period with an applicable level cited in Section 7.03 has passed, the applicable level shall be the level for the first Test Period cited in Section 7.03 with an indicated level.

“Pro Rata Share” means, with respect to:

(a) a Lender’s obligation to make Revolving Loans and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (A) such Lender’s Revolving Credit Commitment, by (B) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances),

(b) a Lender’s obligation to make the Initial Term Loan and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Initial Term Loan Commitment, by (ii) the total Initial Term Loan Commitment, provided that if the total Initial Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Initial Term Loans and the denominator shall be the aggregate unpaid principal amount of the Initial Term Loans,

(c) [reserved], and

(d) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Credit Commitment and the unpaid principal amount of such Lender’s portion of the Term Loan, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate unpaid principal amount of the Term Loan, provided, that, if such Lender’s Revolving Credit Commitment shall have been reduced to zero, such Lender’s Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances).

“Projections” means financial projections of the Administrative Borrower and its Subsidiaries delivered pursuant to Section 6.01(g)(ii), as updated from time to time pursuant to Section 7.01(a)(vii).

“Purchase Price” means, with respect to any Acquisition, an amount equal to the sum of (a) the aggregate consideration, whether cash, property or securities (including, without limitation, the fair market value of any Equity Interests of any Loan Party or any of its Subsidiaries issued in connection with such Acquisition), paid or delivered by a Loan Party or any of its Subsidiaries (whether as initial consideration or through the payment or disposition of deferred consideration, including, without limitation, in the form of seller financing, royalty payments, payments allocated towards non-compete covenants, payments to principals for consulting services or other similar payments) in connection with such Acquisition, plus (b) the aggregate amount of outstanding liabilities of the acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Administrative Borrower and its Subsidiaries after giving effect to such Acquisition, plus (c) the aggregate amount of all transaction fees, costs and expenses incurred by the Administrative Borrower or any of its Subsidiaries in connection with such Acquisition.

“Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties maintained in or credited to deposit accounts in the name of a Loan Party in the United States as of such date, which deposit accounts are subject to Control Agreements; provided that, (x) for the period from the Effective Date to the date that is sixty (60) days following the Effective Date (or such longer period agreed to by the Administrative Agent in its sole discretion), such deposit accounts shall not be required to be subject to Control Agreements and shall, notwithstanding the foregoing, be permitted to be counted as Qualified Cash during such time period.

“Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests.

“Recipient” means any Agent and any Lender, as applicable.

“Reference Rate” means, for any period, the greatest of (a) 4.00% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) Adjusted Term SOFR (which rate shall be calculated based upon an Interest Period of 1 month) plus 1.00% per annum, and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

“Reference Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate.

“Reference Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Register” has the meaning specified therefor in Section 12.07(f).

“Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

“Registered Loans” has the meaning specified therefor in Section 12.07(f).

“Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

“Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the direct and indirect equityholders, partners, directors, officers, employees, agents, consultants, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in any environmental media, including the indoor or outdoor air, soil, surface or ground water, sediments or property.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Remedial Action” means any action (a) to correct, mitigate, or address any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, or (b) to clean up, remove, remediate, mitigate, abate, contain, treat, monitor, assess, evaluate, investigate, prevent, minimize or in any other way address any environmental condition or the actual, alleged or threatened presence, Release or threatened Release of any Hazardous Materials (including the performance of pre-remedial studies and investigations and post-remedial operation and maintenance activities).

“Replacement Lender” has the meaning specified therefor in Section 12.02(c).

“Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which the 30-day notice period is waived by regulation).

“Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with clause (d) of the definition thereof) aggregate at least 50.1%.

“Required Prepayment Date” shall have the meaning assigned to such term in Section 2.05(g).

“Requirements of Law” means, with respect to any Person, collectively, the common law and any and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, rules and regulations, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority.

“Restricted Payment” means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, together with any payment or distribution pursuant to a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Loan Party, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Loan Party, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or the making of any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring or advisory fees or any other similar fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting, monitoring, advisory or other similar services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party (excluding any payments of the fees and expenses of directors and board observers). For the avoidance of doubt, usual and customary transfer pricing arrangements between or among the Administrative Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices shall not constitute Restricted Payments.

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrowers in the amount set forth opposite such Lender’s name in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Revolving Loan” means a loan made by a Lender to the Borrowers pursuant to Section 2.01(a)(i).

“Revolving Loan Lender” means a Lender with a Revolving Credit Commitment or a Revolving Loan.

“Revolving Loan Obligations” means any Obligations with respect to the Revolving Loans (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Sale and Leaseback Transaction” means, with respect to the Administrative Borrower or any of its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby the Administrative Borrower or any of its Subsidiaries shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“Sanctioned Country” means, at any time, a country or territory that is the subject or target of any comprehensive Sanctions that broadly prohibit dealings with that country or territory (which, as of the Effective Date, include the Crimea, Donetsk People’s Republic, and Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in OFAC’s Specially Designated Nationals and Blocked Persons List, OFAC’s Sectoral Sanctions Identification List, or any other Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, or His Majesty’s Treasury of the United Kingdom, Germany, Canada, Australia, or other relevant sanctions authority, (b) a Person that resides in, is organized in, or is located in, a Sanctioned Country (c) any Person with whom or with which a U.S. Person is otherwise prohibited from dealing under any of the Sanctions, or (d) any Person owned 50% or more by or, to the extent relevant under applicable Sanctions, controlled by any Person or Persons described in clause (a) or (b).

“Sanctions” means Requirements of Law concerning or relating to economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by OFAC, the U.S. Department of State, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority.

“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

“Secured Party” means any Agent, and any Lender.

“Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Securitization” has the meaning specified therefor in Section 12.07(l).

“Security Agreement” means a Pledge and Security Agreement, in form and substance satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations.

“Security Breaches” has the meaning given to such term in Section 6.01(ii).

“Senior Debt” means Total Debt, other than any Indebtedness that is contractually subordinated in right of payment to the Obligations.

“Senior Leverage Ratio” means, with respect to any Person and its Subsidiaries for any Test Period, the ratio of (a) all Senior Debt of such Person and its Subsidiaries as of the end of such Test Period to (b) Consolidated EBITDA of such Person and its Subsidiaries for such Test Period.

“Seller” means any Person that sells Equity Interests or other property or assets to a Loan Party or a Subsidiary of a Loan Party in a Permitted Acquisition.

“Series B Preferred Stock” means the Equity Interests of the Administrative Borrower consisting of Series B Convertible Preferred Stock, par value $0.001 per share, that have been or may be issued from time to time prior to the Amendment No. 1 Effective Date.

“Series ~~B~~C Preferred Stock” has the meaning specified therefor in the definition of “Preferred Equity”.

“Settlement Period” has the meaning specified therefor in Section 2.02(d)(i) hereof.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Deadline” has the meaning specified therefor in Section 2.07(a).

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”.

“SOFR Notice” means a written notice substantially in the form of Exhibit D.

“SOFR Option” has the meaning specified therefor in Section 2.07(a).

“Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries, on a consolidated basis, is not less than the total amount of the liabilities (including contingent liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to pay its debts and liabilities, including contingent liabilities, as they become absolute and matured, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liability meets the criteria for accrual under Statement of Financial Accounting Standards No. 5).

“Specified Preferred Equity Payment” means a one-time payment or dividend in cash to be made by the Administrative Borrower to the Preferred Equity Holders, on or after June 30, 2028, pursuant to the Preferred Equity Documents, not to exceed the aggregate amount of $6,000,000.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto.

“Subordinated Indebtedness” means unsecured Indebtedness of any Loan Party the terms of which (including, without limitation, payment terms, interest rates, covenants, remedies, defaults and other material terms) are satisfactory to the Collateral Agent and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (a) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Collateral Agent, or (b) otherwise on terms and conditions satisfactory to the Collateral Agent.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association, joint venture or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. References to a Subsidiary shall mean a Subsidiary of the Administrative Borrower unless the context expressly provides otherwise.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the first date on which all of the Obligations are paid in full in cash (other than Contingent Indemnity Obligations) and the Commitments of the Lenders are terminated; provided that if such day is not a Business Day then the Termination Date shall be the immediately preceding Business Day.

“Term Loan” means an Initial Term Loan.

“Term Loan Commitment” means an Initial Term Loan Commitment.

“Term Loan Lender” means a Lender with a Term Loan Commitment or a Term Loan.

“Term Loan Obligations” means any Obligations with respect to the Term Loan (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one (1) month on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Reference Rate Term SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Adjustment” means, for any calculation with respect to a Reference Rate Loan or a SOFR Loan, a percentage per annum equal to the percentage set forth below for the applicable Type of such Loan and (if applicable) Interest Period therefor:

Reference Rate Loans:

0.11448%

SOFR Loans:

Interest Period	Percentage
1 month	0.11448%
3 months	0.26161%

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its sole discretion).

“Term SOFR Borrowing” means, as to any Borrowing, the Loans bearing interest at a rate based on Adjusted Term SOFR comprising such Borrowing.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Test Period” means, as of any date of determination, the four consecutive quarters of the Administrative Borrower most recently ended as of such time for which financial statements are required to be delivered (or are actually delivered, if earlier) pursuant to Section 7.01(a)(ii) or Section 7.01(a)(iii); provided that for any date of determination before the delivery of the first financial statements pursuant to 7.01(a)(ii) or Section 7.01(a)(iii), the Test Period shall be the period of four consecutive quarters of the Administrative Borrower most recently ended as of such time.

“Threshold Amount” means $1,000,000.

“Total Commitment” means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment.

“Total Debt” means, as of the last day of any Test Period, all outstanding Indebtedness of the kind described in clauses (a), (b), (c), (d), (e) and (f) of the definition thereof of any Person and its Subsidiaries, determined on a consolidated basis and in accordance with GAAP; provided that for purposes of calculating Total Debt, Indebtedness in respect of letters of credit acceptances and similar facilities shall not be included (except to the extent of drawn and unreimbursed amounts thereunder).

“Total Leverage Ratio” means, with respect to any Person and its Subsidiaries for any Test Period, the ratio of (a) Total Debt to (b) Consolidated EBITDA of such Person and its Subsidiaries for such Test Period.

“Total Revolving Credit Commitment” means the sum of the amounts of the Lenders’ Revolving Credit Commitments.

“Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Term Loan Commitments.

“Treasury Rate” means, with respect to any prepayment subject to the Make-Whole Amount, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to (a) the rate determined by the Administrative Agent on the date 3 Business Days prior to the date of such prepayment, to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities most nearly equal to the period from the date of such prepayment, repayment or date of required repayment to and including the first anniversary of the Effective Date plus (b) 0.50%.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted Term SOFR or the Reference Rate.

“UCC Filing Authorization Letter” means a letter duly executed by each Loan Party authorizing the Collateral Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Uniform Commercial Code” or “UCC” has the meaning specified therefor in Section 1.04.

“Unused Line Fee” has the meaning specified therefor in Section 2.06(a).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001)) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced.

“U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.

“U.S. Tax Compliance Certificate” has the meaning specified therefor in Section 2.09(d)(ii)(B)(3).

“VCOC Management Rights Agreement” has the meaning specified therefor in Section 5.01(d).

“Waivable Mandatory Prepayment” shall have the meaning assigned to such term in Section 2.05(g).

“WARN” has the meaning specified therefor in Section 6.01(p).

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Working Capital” means, at any date of determination thereof, (a) the sum, for any Person and its Subsidiaries on a consolidated basis, of (i) all current assets of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than cash, Cash Equivalents, any Indebtedness owing to such Person or any of its Subsidiaries by Affiliates of such Person and the current portion of deferred tax assets), minus (b) the sum, for such Person and its Subsidiaries, of (i) all current liabilities of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than the current portion of long-term debt, the current portion of all accrued interest and taxes).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

Section 1.03. Certain Matters of Construction.

(a) References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the Required Lenders. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer’s duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder.

(b) Any reference herein to a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, shall be deemed to apply to a division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of or by a Person, or an allocation of assets to any Person or series of Persons, as if it were a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, as applicable, to, of or with a separate Person. Any division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of a Person shall constitute a separate Person hereunder (and each division of any, and such separate Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.

Section 1.04. Accounting and Other Terms.

(a) Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent or, in the event no such service is available, on such other basis as is reasonably satisfactory to the Administrative Agent) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time).

(b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code” or the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine.

Section 1.05. Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day. Whenever any action or delivery to be taken or made under this Agreement or any other Loan Document shall be stated to be due on a day other than a Business Day, such action or delivery shall be deemed to be due on the next succeeding Business Day.

Section 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Reference Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Reference Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its sole discretion to ascertain Reference Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.07. [Reserved].

Section 1.08. Certain Calculations and Tests. For purposes of calculating the Total Leverage Ratio, the Senior Leverage Ratio or the amount of Consolidated EBITDA, acquisitions, dispositions, mergers, consolidations, and disposed operations (as determined in accordance with GAAP) that have been made by the Administrative Borrower or any Subsidiary during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the date of determination shall be calculated on a Pro Forma Basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (and the change in any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If, during such period, any Person (that subsequently became a Subsidiary or was merged with or into the Administrative Borrower or Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation, or disposed operation that would have required adjustment pursuant to this Section or the definition of “Pro Forma Basis”, then the Total Leverage Ratio, the Senior Leverage Ratio and the amount of Consolidated EBITDA shall be calculated giving Pro Forma Effect thereto for such Test Period as if such Investment, acquisition, disposition, merger, consolidation, or disposed operation had occurred at the beginning of the Test Period. Notwithstanding anything to the contrary set forth in this Section 1.08 or in the definition of Pro Forma Basis, when calculating the Total Leverage Ratio and Senior Leverage Ratio, as applicable, for purposes of (i) Section 2.05(c)(i), (ii) actual (but not pro forma) compliance with Section 7.03 and (iii) the Applicable Margin, the events described in this Section 1.08 and within the definition of Pro Forma Basis that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

Section 1.09. Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

ARTICLE II

THE LOANS

Section 2.01. Commitments.

(a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth:

(i) each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrowers at any time and from time to time during the term of this Agreement, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender’s Revolving Credit Commitment; and

(ii) each Initial Term Loan Lender severally agrees to make the Initial Term Loan to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Initial Term Loan Commitment.

(b) Notwithstanding the foregoing:

(i) The aggregate principal amount of Revolving Loans outstanding at any time to the Borrowers shall not exceed the Total Revolving Credit Commitment. The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrowers may borrow, repay and reborrow, the Revolving Loans on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein. No Revolving Loans shall be advanced on the Effective Date.

(ii) The aggregate principal amount of the Initial Term Loan made on the Effective Date shall not exceed the Initial Total Term Loan Commitment. Any principal amount of the Initial Term Loan which is repaid or prepaid may not be reborrowed.

Section 2.02. Making the Loans. (a) The Administrative Borrower shall give the Administrative Agent prior written notice (in substantially the form of Exhibit C hereto (a “Notice of Borrowing”)), not later than 12:00 noon (New York City time) on the date which is three (3) U.S. Government Securities Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the date which is one (1) Business Day prior to the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Revolving Loan or the Initial Term Loan, (iii) whether the Loan is requested to be a Reference Rate Loan or a SOFR Loan and, in the case of a SOFR Loan, the initial Interest Period with respect thereto, (iv) the use of the proceeds of such proposed Loan, (v) the wire instructions for the proceeds of such proposed Loan, and (vi) the proposed borrowing date, which must be a Business Day, and, with respect to the Initial Term Loan, must be the Effective Date. The Administrative Agent and the Lenders may act without liability upon the basis of written notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). Each Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

(b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $500,000 and shall be in an integral multiple of $100,000 (or such lesser amount that is equal to the entire available amount of the Total Revolving Credit Commitment at such time).

(c) (i) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment or the Initial Term Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

(ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrowers, the Agents and the Lenders, the Borrowers, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Revolving Loan Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in Section 2.02(d); provided, however, that (A) the Administrative Agent shall in no event fund any such Revolving Loans if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day prior to the date of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving Loan, and (B) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Administrative Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Administrative Agent elects not to fund such Revolving Loan on behalf of the Revolving Loan Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Administrative Agent shall notify each Revolving Loan Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Revolving Loan Lenders. If the Administrative Agent notifies the Revolving Loan Lenders that it will not fund a requested Revolving Loan on behalf of the Revolving Loan Lenders, each Revolving Loan Lender shall make its Pro Rata Share of the Revolving Loan available to the Administrative Agent, in immediately available funds, in the Administrative Agent’s Accounts no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Revolving Loan Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving Loan. The Administrative Agent will make the proceeds of such Revolving Loans available to the Borrowers on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Administrative Agent in the Administrative Agent’s Accounts or the amount funded by the Administrative Agent on behalf of the Revolving Loan Lenders to be deposited in an account designated by the Administrative Borrower.

(iii) If the Administrative Agent has notified the Revolving Loan Lenders that the Administrative Agent, on behalf of the Revolving Loan Lenders, will not fund a particular Revolving Loan pursuant to Section 2.02(c)(ii), the Administrative Agent may assume that each such Revolving Loan Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Administrative Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Administrative Agent by any such Revolving Loan Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account.

(iv) Nothing in this Section 2.02(c) shall be deemed to relieve any Revolving Loan Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder.

(d) (i) With respect to all periods for which the Administrative Agent has funded Revolving Loans pursuant to Section 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Administrative Agent shall notify each Revolving Loan Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Revolving Loan Lender’s initial funding), each Revolving Loan Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Administrative Agent requests payment from such Lender not later than 12:00 noon (New York City time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Revolving Loan Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrowers for repayment, each Revolving Loan Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Revolving Loan Lender, sufficient funds to adjust the interests of the Revolving Loan Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Revolving Loan Lender’s interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Revolving Loan Lender under this Section 2.02(d) shall be absolute and unconditional. Each Revolving Loan Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Revolving Loan Lender.

(ii) In the event that any Revolving Loan Lender fails to make any payment required to be made by it pursuant to Section 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrowers shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this Section 2.02(d)(ii) shall be deemed to relieve any Revolving Loan Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder.

Section 2.03. Repayment of Loans; Evidence of Debt. (a) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(b) The outstanding principal amount of the Term Loan shall be repayable on the following dates and in the following amounts set forth opposite such dates (as such amounts may be reduced from time to time on a dollar-for-dollar basis with the aggregate principal amount of prepayments of Term Loans made pursuant to Section 2.05(b)(ii) and Section 2.05(c)):

Date	Amount
March 31, 2025	$112,500
June 30, 2025	$112,500
September 30, 2025	$112,500
December 31, 2025	$112,500
March 31, 2026	$562,500
June 30, 2026	$562,500
September 30, 2026	$562,500
December 31, 2026	$562,500
March 31, 2027	$562,500

Date	Amount
June 30, 2027	$562,500
September 30, 2027	$562,500
December 31, 2027	$562,500
March 31, 2028	$562,500
June 30, 2028	$562,500
September 30, 2028	$562,500
December 31, 2028	$562,500

; provided, however, that (i) if any such date is not a Business Day then the installment due on such date shall instead be paid on the immediately preceding Business Day, and (ii) the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable in full in cash on the earliest of (i) the Final Maturity Date and (ii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement.

(c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(e) The entries made in the accounts maintained pursuant to Section 2.03(c) or Section 2.03(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(c) and the accounts maintained pursuant to Section 2.03(d), the Register and corresponding accounts maintained pursuant to Section 2.03(d) shall govern and control, absent manifest error.

(f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to such Lender in a form furnished by the Collateral Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the payee named therein.

Section 2.04. Interest.

(a) Revolving Loans. Subject to the terms of this Agreement, at the option of the Administrative Borrower, each Revolving Loan shall be either a Reference Rate Loan or a SOFR Loan. Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each Revolving Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the Adjusted Term SOFR rate for the Interest Period in effect for such Loan plus the Applicable Margin.

(b) Term Loan. Subject to the terms of this Agreement, at the option of the Administrative Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a SOFR Loan. Each portion of the Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin, and each portion of the Term Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Adjusted Term SOFR rate for the Interest Period in effect for the Term Loan (or such portion thereof) plus the Applicable Margin.

(c) Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, at the election of the Administrative Agent, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

(d) Interest Payment. Interest on each Loan shall be payable (i) in the case of a Reference Rate Loan, monthly, in arrears, on the first Business Day of each month, commencing on the first Business Day of the month following the month in which such Loan is made, (ii) in the case of a SOFR Loan, on the last Business Day of each Interest Period applicable to such Loan and (iii) in the case of each Loan, on the Final Maturity Date (whether upon demand, by acceleration or otherwise. Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due and payable hereunder.

(e) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

(f) Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders prior to the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

Section 2.05. Reduction of Commitment; Prepayment of Loans.

(a) Reduction of Commitments.

(i) Revolving Credit Commitments. The Total Revolving Credit Commitment shall terminate on the Final Maturity Date. The Borrowers may from time to time reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, and (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Administrative Borrower under Section 2.02. Each such reduction shall be (1) in an amount which is an integral multiple of $1,000,000 (or by the full amount of the Total Revolving Credit Commitment in effect immediately prior to such reduction if such amount at that time is less than $1,000,000), (2) made by providing not less than 5 Business Days’ prior written notice to the Administrative Agent, and (3) irrevocable. Notwithstanding the foregoing, the Borrowers may rescind or postpone any such notice of reduction if such reduction would have resulted from a refinancing of any Loans, which refinancing shall not be consummated or otherwise shall be delayed. Once reduced, the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

(ii) Term Loan.

(A) The Initial Total Term Loan Commitment shall automatically terminate in its entirety and be reduced to zero on the Effective Date upon the funding of the Initial Term Loan.

(B) [reserved].

(C) Each such reduction of the Initial Total Term Loan Commitment upon the funding of the Initial Term Loan shall reduce the Initial Term Loan Commitment of each Lender proportionally in accordance with its Pro Rata Share thereof.

(b) Optional Prepayment.

(i) Revolving Loans. The Borrowers may, at any time and from time to time without any Applicable Premium (other than after the occurrence of an Applicable Premium Trigger Event specified in clause (c), (d) or (e) of the definition thereof) or any other premium or penalty, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, prepay the principal of any Revolving Loan, in whole or in part.

(ii) Term Loan. The Borrowers may, at any time and from time to time, upon at least 5 Business Days’ prior written notice to the Administrative Agent, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of (A) accrued interest to the date of such payment on the amount prepaid and (B) the Applicable Premium, if any, payable in connection with such prepayment of the Term Loan. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity.

(iii) Termination of Agreement. The Borrowers may, upon at least ten Business Days’ prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations (other than contingent indemnification obligations as to which no claim has been asserted), in full, plus the Applicable Premium, if any, payable in connection with such termination of this Agreement. If the Administrative Borrower has sent a notice of termination pursuant to this Section 2.05(b)(iii), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrowers shall be obligated to repay the Obligations, in full, plus the Applicable Premium, if any, payable in connection with such termination of this Agreement on the date set forth as the date of termination of this Agreement in such notice. Notwithstanding the foregoing, the Borrowers may rescind or postpone any such notice of termination if such termination would have resulted from a refinancing of any Loans, which refinancing shall not be consummated or otherwise shall be delayed.

(c) Mandatory Prepayment.

(i) Contemporaneously with the delivery to the Administrative Agent of audited annual financial statements pursuant to Section 7.01(a)(iii), commencing with the delivery to the Administrative Agent of the financial statements for the Fiscal Year ended December 31, 2025 or, if such financial statements are not delivered to the Administrative Agent on the date such statements are required to be delivered pursuant to Section 7.01(a)(iii), on the date such statements are required to be delivered to the Administrative Agent pursuant to Section 7.01(a)(iii), the Borrowers shall, if the Total Leverage Ratio of the Administrative Borrower and its Subsidiaries as of the end of such Test Period is (A) greater than 2.25:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to (1) 75% of the Excess Cash Flow of the Administrative Borrower and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), or (B) equal to or less than 2.25:1.00, but greater than 1.75:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to (1) 50% of the Excess Cash Flow of the Administrative Borrower and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), or (C) equal to or less than 1.75:1.00 but greater than 1.25:1.00, prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to (1) 25% of the Excess Cash Flow of the Administrative Borrower and its Subsidiaries for such Fiscal Year minus (2) the aggregate principal amount of all payments made by the Borrowers pursuant to Section 2.05(b) for such Fiscal Year (in the case of payments made by the Borrowers pursuant to Section 2.05(b)(i), only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments); provided that, if the Total Leverage Ratio of the Administrative Borrower and its Subsidiaries as of the end of such Test Period is equal to or less than 1.25:1.00, no prepayment of the Loans shall be required under this clause (i).

(ii) Subject to Section 2.05(c)(vi), within five (5) days of any Disposition, which qualifies as a Permitted Disposition under clauses (e), (f), (m) or (n) of the definition of Permitted Disposition or any Disposition that is not permitted pursuant to the terms of this Agreement, by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions $500,000 in any Fiscal Year. Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii)

(iii) Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness) or upon an Equity Issuance (other than (x) any Excluded Equity Issuances and (y) any other Equity Issuances to the extent the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) do not exceed for all such Equity Issuances $1,000,000 in any Fiscal Year) (for the avoidance of doubt, issuance of additional Preferred Equity (other than deemed issuances in the form of payments of dividends that are paid-in-kind) shall constitute an Equity Issuance for purposes of this Section 2.05(c)(iii)), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this Section 2.05(c)(iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

(iv) Subject to Section 2.05(c)(vi), within five (5) days of the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith, to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Extraordinary Receipts $500,000 in any Fiscal Year.

(v) [Reserved].

(vi) Notwithstanding the foregoing, with respect to Net Cash Proceeds received by any Loan Party or any of its Subsidiaries in connection with a Disposition or the receipt of Extraordinary Receipts consisting of insurance proceeds or condemnation awards that are required to be used to prepay the Obligations pursuant to Section 2.05(c)(ii) or Section 2.05(c)(iv), as the case may be, shall not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds are used to replace, repair or restore properties or assets (other than current assets) that are used or useful in such Person’s business, provided that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (B) the Administrative Borrower delivers a certificate to the Administrative Agent within 5 days after receipt of the Net Cash Proceeds in connection with such Disposition or loss, destruction or taking, as the case may be, stating that such Net Cash Proceeds shall be used to replace, repair or restore properties or assets that are used or useful in such Person’s business (provided, that to the extent the Disposed properties assets or the properties assets in respect of which such Extraordinary Receipts were received constituted Collateral, such replaced, repaired or restored properties or assets shall also constitute Collateral) within a period specified in such certificate not to exceed 180 days after the date of receipt of such Net Cash Proceeds (which certificate shall set forth estimates of the Net Cash Proceeds to be so expended), (C) such Net Cash Proceeds are deposited in an account subject to a Control Agreement, (D) the aggregate amount of such Net Cash Proceeds shall not exceed $2,000,000 in the aggregate in any Fiscal Year (it being understood and agreed, for the avoidance of doubt, that any such amount in excess of $2,000,000 in any Fiscal Year shall not be subject to any reinvestment rights and shall be required to prepay the Obligations in accordance with Section 2.05(c)(ii) or Section 2.05(c)(iv), as applicable), and (E) upon the earlier of (1) the expiration of the period specified in the relevant certificate furnished to the Administrative Agent pursuant to clause (B) above or (2) the occurrence of an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.05(c)(ii) or Section 2.05(c)(iv) as applicable.

(d) Application of Payments. Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied, first, to the outstanding principal amount of the Term Loan, until paid in full and second, to the outstanding principal amount of the Revolving Loans (with a corresponding permanent reduction in the Revolving Credit Commitments), until paid in full. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of maturity. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Administrative Agent has elected, or has been directed by the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b).

(e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, (iii) the Applicable Premium, if any, payable in connection with such prepayment of the Loans to the extent required under Section 2.06(b) and (iv) if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Total Revolving Credit Commitment has been terminated in full, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06.

(f) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

(g) Waivable Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, in the event that the Borrowers are required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Loans pursuant to Section 2.05(c), not less than 2 Business Days prior to the date on which the Borrowers are required to make such Waivable Mandatory Prepayment (the “Required Prepayment Date”), the Administrative Borrower shall notify the Administrative Agent in writing of the amount of such prepayment, and the Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Administrative Borrower and the Administrative Agent of its election to do so on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date (it being understood that any Lender that does not notify the Administrative Borrower and the Administrative Agent of its election to exercise such option on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrowers shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Loans of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d)) and (ii) to the extent of any excess, to those Lenders that have elected not to exercise the refusal option, on a pro rata basis (based upon the portion of the Loans held by each such Lender that elected not to exercise the refusal option, as compared to the aggregate amount of the Loans held by all such Lenders that did not elect to exercise the refusal Option) to prepay the Loans of such Lenders, or, to the extent any such Lender refuses the excess amount specified in this clause (ii) (or to the extent the Loans of all such Lenders have been repaid in full), to the Borrowers for working capital and general corporate purposes.

Section 2.06. Fees.

(a) Unused Line Fee. From and after the Effective Date and until the Termination Date, the Borrowers shall pay to the Administrative Agent for the account of the Revolving Loan Lenders, in accordance with their Pro Rata Shares, quarterly in arrears on the first day of each quarter commencing January 1, 2025, an unused line fee (the “Unused Line Fee”), which shall accrue at the rate per annum of 1.00% on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of all Revolving Loans outstanding from time to time during the preceding quarter (or in the case of the first such Unused Line Fee payment to be made after the Effective Date, during the period beginning on the Effective Date and ending on December 31, 2024).

(b) Applicable Premium.

(i) Upon the occurrence of an Applicable Premium Trigger Event, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, the Applicable Premium, if any, with respect to such Applicable Premium Trigger Event.

(ii) Any Applicable Premium payable in accordance with this Section 2.06(b) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION.

(iii) The Loan Parties expressly agree that: (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium, if any; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and the Lenders or profits lost by the Agents and the Lenders as a result of such Applicable Premium Trigger Event.

(iv) Nothing contained in this Section 2.06(b) shall permit any prepayment of the Loans not otherwise permitted by the terms of this Agreement or any other Loan Document.

(c) Audit and Collateral Monitoring Fees. The Borrowers acknowledge that pursuant to Section 7.01(f) (and subject to any limitations set forth therein), representatives and advisors of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations of any or all of the Loan Parties at any time and from time to time. The Borrowers agree to pay the reasonable and documented out-of-pocket cost of all visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations conducted by a third party on behalf of the Agents.

(d) Fee Letter. As and when due and payable under the terms of the Fee Letter, the Borrowers shall pay the fees set forth in the Fee Letter.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is understood and agreed that if the Obligations are accelerated as a result of the occurrence of any Event of Default (including by operation of law or otherwise), the Applicable Premium will also be due and payable and shall constitute part of the Obligations for all purposes herein; provided that the Applicable Premium as set forth in this sentence shall only be due if such acceleration occurs prior to the end of the Second Period. The Applicable Premium shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means, in each case, as a result of the occurrence of an Event of Default; provided that the Applicable Premium as set forth in this sentence shall only be due if such satisfaction or release occurs prior to the end of the Second Period. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT, THE ACCRUAL OR COLLECTION OF THE APPLICABLE PREMIUM. The Loan Parties expressly agree that (i) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (ii) the Applicable Premium shall be payable notwithstanding the then prevailing market interest rates at the time payment is made, (iii) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium, if applicable, (iv) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.06, (v) the Loan Parties’ agreement to pay the Applicable Premium is a material inducement to the Lenders to make the Loans, and (vi) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders, not a penalty, and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders.

Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition.

(a) The Borrowers (or the Administrative Borrower on behalf of the Borrowers) may, at any time and from time to time, so long as no Default or Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Loans be charged at a rate of interest based upon Adjusted Term SOFR (the “SOFR Option”) by notifying the Administrative Agent prior to 11:00 a.m. (New York City time) at least three (3) U.S. Government Securities Business Days prior to (or such shorter period as the Administrative Agent is willing to accommodate) (i) the proposed borrowing date of a Loan (as provided in Section 2.02), (ii) in the case of the conversion of a Reference Rate Loan to a SOFR Loan, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a SOFR Loan as a SOFR Loan, the last day of the then current Interest Period (the “SOFR Deadline”). Notice of the Borrowers’ election of the SOFR Option for a permitted portion of the Loans and an Interest Period pursuant to this Section 2.07(a) shall be made by delivery to the Administrative Agent of (A) a Notice of Borrowing (in the case of the initial making of a Loan) in accordance with Section 2.02 or (B) a SOFR Notice prior to the SOFR Deadline (by delivery to the Administrative Agent of a SOFR Notice received by the Administrative Agent prior to 5:00 p.m. (New York City time) on the same day) (or such shorter period as the Administrative Agent is willing to accommodate). Promptly upon its receipt of each such SOFR Notice, the Administrative Agent shall provide a copy thereof to each of the Lenders. Each SOFR Notice shall be irrevocable and binding on the Borrowers.

(b) Interest on SOFR Loans shall be payable in accordance with Section 2.04(d). On the last day of each applicable Interest Period, unless the Borrowers properly have exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loans shall automatically continue at the rate of interest then applicable to SOFR Loans having the same Interest Period length as the Interest Period that is then expiring. At any time that a Default or an Event of Default has occurred and is continuing, the Borrowers no longer shall have the option to request that any portion of the Loans bear interest at Adjusted Term SOFR and the Administrative Agent shall have the right to convert the interest rate on all outstanding SOFR Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder on the last day of the then current Interest Period.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers (i) shall have not more than five (5) SOFR Loans in effect at any given time, and (ii) only may exercise the SOFR Option for SOFR Loans of at least $500,000 and integral multiples of $100,000 in excess thereof (or, in the case of any Revolving Loans, such lesser amount that is equal to the entire available amount of the Total Revolving Credit Commitment at such time).

(d) The Borrowers may prepay SOFR Loans at any time; provided, however, that in the event that SOFR Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders and their participants harmless against any and all Funding Losses in accordance with Section 2.08.

(e) [Reserved].

(f) [Reserved].

(g) If Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or that the Adjusted Term SOFR rate applicable pursuant to Section 2.03 for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Administrative Agent will forthwith give notice of such determination to the Administrative Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Loans hereunder shall be suspended (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) until Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Administrative Borrower may revoke any Notice of Borrowing or notice of conversion or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) then submitted by it. If the Administrative Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Administrative Borrower, in the amount specified in the applicable notice submitted by the Administrative Borrower, but such Loans shall be made, converted or continued as Reference Rate Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period.

(h) Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document:

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent (in consultation with the Administrative Borrower) may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) U.S. Government Securities Business Day after Administrative Agent has posted such proposed amendment to all affected Lenders and the Administrative Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.07(h)(i) will occur prior to the applicable Benchmark Replacement Date.

(ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document other than as set forth in the definition of “Conforming Changes”.

(iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(h)(i) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07.

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Reference Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate.

(i) Illegality.

(i) If after the Effective Date, any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make SOFR Loans, then, on notice thereof by such Lender to the Administrative Borrower through Administrative Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exists.

(ii) Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Borrowers shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period, as applicable, thereof if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, together with any amounts required to be paid hereunder.

(iii) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Administrative Borrower may elect, by giving notice to such Lender through Administrative Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Reference Rate Loans.

(iv) Before giving any notice to Administrative Agent pursuant to this Section 2.07(i), the affected Lender shall designate a different Lending Office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

(j) Reserves on SOFR Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including SOFR funds or deposits, additional costs on the unpaid principal amount of each SOFR Loan equal to actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan provided the Administrative Borrower shall have received at least 15 days’ prior written notice (with a copy to Administrative Agent) of such additional interest from the Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. Notwithstanding anything to the contrary contained in this Section 2.07(j), Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.07(j) for any additional interest incurred, or relating to Loans made, more than nine (9) months prior to the date that such Lender notifies the Administrative Borrower of the requirement to pay such additional interest (except that, if the requirements under the regulations of the Federal Reserve Board giving rise to such additional interest is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

Section 2.08. Funding Losses. In connection with each SOFR Loan, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders harmless against any loss, cost, or expense incurred by any Agent or any Lender as a result of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any Notice of Borrowing or SOFR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to any Agent or any Lender, be deemed to equal the amount reasonably determined by such Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such SOFR Loan had such event not occurred, at the Adjusted Term SOFR rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of an Agent or a Lender delivered to the Administrative Borrower setting forth any amount or amounts that such Agent or such Lender is entitled to receive pursuant to this Section 2.08 shall be conclusive absent manifest error.

Section 2.09. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of any Withholding Agent) requires the deduction or withholding of any Taxes from or in respect of any such payment, (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount (an “Additional Amount”) necessary such that after making such deductions and withholdings (including deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section 2.09) the applicable Recipient receives the amount equal to the sum it would have received had no such deduction or withholding been made.

(b) In addition, each Loan Party shall pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes by any Secured Party. Each Loan Party shall deliver to each Secured Party official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

(c) The Loan Parties hereby jointly and severally indemnify and agree to hold harmless each Secured Party from and against Indemnified Taxes (including, without limitation, Indemnified Taxes imposed on any amounts payable under this Section 2.09) paid or payable by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Secured Party (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of another Secured Party shall be conclusive absent manifest error.

(d) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable the Administrative Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.09(d)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 2.09(d)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E, as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-2 or Exhibit 2.09(d)-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Administrative Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) On or before the date on which any Agent (and any successor or replacement Agent) becomes an Agent hereunder, (A) if the Agent is a U.S. Person, it shall deliver to the Borrower two executed copies of IRS Form W-9 certifying that such Agent is exempt from U.S. federal backup withholding or (B) if the Agent is not a U.S. Person, it shall deliver to the Borrower two executed copies of (I) IRS Form W-8ECI with respect to any payments to be received by it on its own behalf and (II) IRS Form W-8IMY (certifying that it is a “qualified intermediary” within the meaning of Section 1.1441-1(e)(5) of the United States Treasury Regulations that has assumed primary withholding obligations under the Code, including Chapters 3 and 4 of the Code, or a “U.S. branch” within the meaning of Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations that is treated as a U.S. Person for purposes of withholding obligations under the Code) for the amounts the Agent receives for the accounts of others.

Each Lender and Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Agent in writing of its legal inability to do so.

(e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.07(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.09 (including by the payment of additional amounts pursuant to this Section 2.09), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Each party’s obligations under this Section 2.09 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

Section 2.10. Increased Costs and Reduced Return. (a) If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any tax, duty or other charge with respect to this Agreement or any Loan made by such Agent or such Lender, or change the basis of taxation of payments to such Secured Party or any Person controlling such Secured Party of any amounts payable hereunder (except, in each case, for (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount.

(b) If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, such Secured Party’s or such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party’s or such other controlling Person’s capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, or any agreement to make Loans, or such Secured Party’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, such Secured Party’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party’s or such other controlling Person’s capital.

(c) All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.10, specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party’s reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error.

(d) [Reserved].

(e) The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

ARTICLE III

[RESERVED]

ARTICLE IV

APPLICATION OF PAYMENTS; DEFAULTING LENDERS;

JOINT AND SEVERAL LIABILITY OF BORROWERS

Section 4.01. Payments; Computations and Statements. (a) The Borrowers will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent’s Accounts. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day may, in the Administrative Agent’s discretion, be credited to the Loan Account on the next succeeding Business Day. Subject to Section 2.09, all payments shall be made by the Borrowers without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrowers with any Obligations due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount of Obligations charged to the Loan Account of the Borrowers shall be deemed a Revolving Loan hereunder made by the Revolving Loan Lenders to the Borrowers, funded by the Administrative Agent on behalf of the Revolving Loan Lenders and subject to Section 2.02; provided that, (x) any such Obligations comprised of unpaid fees and expenses payable under Section 12.04 may only constitute deemed Revolving Loans if the Borrowers, after receipt of the applicable invoice or other similar documentation therefor, have failed to make such payment within fifteen (15) Business Days and any accrued and (y) unpaid interest and Unused Line Fees may only constitute deemed Revolving Loans if not paid when required to be paid hereunder. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Administrative Agent’s discretion, provided that the Administrative Agent shall from time to time upon the request of the Collateral Agent, charge the Loan Account of the Borrowers with any amount of Obligations due and payable under any Loan Document in accordance with this Section 4.01. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

(b) The Administrative Agent shall provide the Administrative Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrowers during such month, the amounts and dates of all Loans made to the Borrowers during such month, the amounts and dates of all payments on account of the Loans to the Borrowers during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrowers during such month, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, 30 days after the same is sent, shall be final and conclusive absent manifest error.

Section 4.02. Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender and any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

Section 4.03. Apportionment of Payments. Subject to Section 2.02 hereof:

(a) All payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Section 2.06(c) and (d) hereof) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made.

(b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due (other than interest or principal in respect of the Loans) and payable to the Agents until paid in full; (ii) second, to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, to pay principal of the Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay the Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Loans until paid in full; (vi) sixth, ratably to pay principal of the Loans until paid in full; (vii) seventh, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Lenders until paid in full; and (viii) eighth, to the ratable payment of all other Obligations then due and payable until paid in full.

(c) For purposes of Section 4.03(b), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (viii), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, any Applicable Premium (to the extent applicable), interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(d) In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern.

Section 4.04. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02.

(b) The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders) or, if so directed by the Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrowers as if such Defaulting Lender had made such Loans to the Borrowers. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender.

(c) Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers to replace the Defaulting Lender with one or more substitute lenders, and the Defaulting Lender shall have no right to refuse to be replaced hereunder. Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any Applicable Premium or other premium or penalty of any kind whatsoever. If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07.

(d) The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent or to the Lenders other than such Defaulting Lender.

(e) This Section shall remain effective with respect to such Lender until either (i) with respect to any Defaulting Lender pursuant to clause (a), (b) or (c) of the definition thereof, the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrowers shall have waived such Defaulting Lender’s default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the Agents all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers.

(a) Each Borrower hereby irrevocably appoints the Initial Borrower as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group.

(b) Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

(c) The provisions of this Section 4.05 are made for the benefit of the Agents, the Lenders and their successors and permitted assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until the Termination Date.

(d) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral, until the Termination Date. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

ARTICLE V

CONDITIONS TO LOANS

Section 5.01. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agents:

(a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs and expenses (including the fees and expenses of legal counsel) then payable pursuant to Section 2.06 and Section 12.04 which amounts may be offset against the proceeds of the Loans.

(b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document on the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms on the Effective Date.

(c) [Reserved].

(d) Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto:

(i) the Security Agreement;

(ii) the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property in each Loan Party’s jurisdiction of organization or places of business, as applicable, which results shall not show any such Liens (other than Permitted Liens and Liens to be released on the Effective Date);

(iii) a Perfection Certificate;

(iv) the Intellectual Property Security Agreements;

(v) No later than 3 Business Days in advance of the Effective Date, the Administrative Agent shall have received all documentation and other information (including, if the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification) reasonably requested by any Lender that is party hereto on the Effective Date in writing with respect to any Loan Party at least 6 days in advance of the Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and Beneficial Ownership Regulation; provided that, in the case of a Beneficial Ownership Certification, upon the request of the Administrative Agent, the Borrowers shall return such completed Beneficial Ownership Certification directly to the requesting Lender;

(vi) the Disbursement Letter;

(vii) the Fee Letter;

(viii) the Intercompany Subordination Agreement;

(ix) [reserved];

(x) [reserved];

(xi) the management rights letter, dated as of the date hereof, among the Loan Parties and the Agents, as amended, amended and restated, supplemented or otherwise modified from time to time (the “VCOC Management Rights Agreement”);

(xii) a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership, certificate of incorporation, articles of association, memorandum of association, or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization or formation, as applicable, of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, SOFR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, and (D) as to the matters set forth in Section 5.01(b);

(xiii) a certificate of the chief financial officer of the Administrative Borrower (A) setting forth in reasonable detail the calculations and other supporting evidence (including financial support demonstrating the sources and uses of amounts included in such calculation and the proceeds of the Loans and other amounts received or distributed on or around the Effective Date in connection with the transactions contemplated hereunder in form and substance satisfactory to the Administrative Agent) required to establish compliance, on a pro forma basis after giving effect to the borrowings of the Loans on the Effective Date, with the financial covenant contained in Section 7.03(a) (calculated (x) as if such covenant applicable to the month ending March 31, 2025 were applicable on the Effective Date and (y) using the Consolidated EBITDA of Administrative Borrower and its Subsidiaries set forth on Schedule 1.01(C)

for the Test Period ending October 31, 2024), (B) certifying that all material tax returns required to be filed by the Loan Parties have been filed and all taxes upon the Loan Parties or their properties, assets, and income (including real property taxes and payroll taxes) have been paid other than unpaid Taxes in an aggregate amount not in excess of $500,000 or Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereon on the Financial Statements in accordance with GAAP, (C) attaching a copy of the Projections described in Section 6.01(g)(ii) hereof and certifying that (1) such Projections and (2) the Financial Statements described in Section 6.01(g)(i) hereof, in the form previously filed with the SEC on the Administrative Borrower’s applicable Form 10-K or 10-Q, comply with the representations and warranties set forth in Section 6.01(g)(ii) and Section 6.01(g)(i), respectively and (D) certifying that after giving effect to all Loans to be made on the Effective Date, Liquidity shall not be less than $37,500,000;

(xiv) a certificate of the chief financial officer of the Administrative Borrower, on behalf of the Administrative Borrower and the other Loan Parties, certifying that the Loan Parties are Solvent as of the Effective Date (after giving effect to the Loans made on the Effective Date);

(xv) a certificate of an Authorized Officer of the Administrative Borrower certifying as of the Effective Date that (A) attached thereto is a true, correct and complete copy of the Charter Data License Agreement, and (B) the copies of the other Material Contracts as in effect on the Effective Date and set forth on Schedule 6.01(v) that were previously delivered to the Administrative Agent in the “Project Navigation - Blue Torch File Share - Operations - Material Contracts” folder are true, complete and correct copies thereof and (C) [reserved];

(xvi) a certificate of the appropriate official(s) of (i) the jurisdiction of organization of each Loan Party and (ii) except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 30 days prior to the Effective Date as to the subsistence in good standing of such Loan Party in such jurisdictions, together with, with respect to the items set forth in clause (i), written “bring-down” confirmation (where available) on the Effective Date from such official(s) as to such matters;

(xvii) an opinion of (i) Vinson & Elkins L.L.P., counsel to the Loan Parties, (ii) Lane Powell PC, as Oregon counsel to the Loan Parties and (iii) Locke Lord LLP, as Virginia and California counsel to the Loan Parties, and as to such customary matters as the Collateral Agent may reasonably request;

(xviii) evidence of the insurance coverage required by Section 7.01 and the terms of the Security Agreement;

(xix) [reserved];

(xx) [reserved];

(xxi) evidence of the payment in full of all Indebtedness under the Existing Credit Facility, together with (A) a termination and release agreement with respect to the Existing Credit Facility and all related documents, duly executed by the Loan Parties and the Existing Agent, (B) [reserved,] (C) [reserved], and (D) UCC 3 termination statements for all UCC-1 financing statements filed by the Existing Agent and covering any portion of the Collateral;

(xxii) [reserved]; and

(xxiii) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agents in form and substance, as any Agent may reasonably request.

(e) Material Adverse Effect. No event or development shall have occurred since December 31, 2023 which could reasonably be expected to have a Material Adverse Effect.

(f) Top Customers. The Agents shall have shall have completed their review of top customer relationships, including customer calls (which shall have been conducted in coordination with the Loan Parties).

(g) Approvals. All material consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans, shall have been obtained and shall be in full force and effect.

(h) Proceedings; Receipt of Documents. All proceedings in connection with the making of the initial Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request.

(i) [Reserved].

(j) Due Diligence. The Agents shall have completed their business, financial, industry, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agents, in their sole and absolute discretion.

(k) Security Interests. Subject to Section 5.03, the Loan Documents shall create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral secured thereby (subject only to Permitted Liens).

(l) Litigation. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or threatened in any court or before any arbitrator or Governmental Authority which relates to the Loans or which, in the opinion of the Collateral Agent, is reasonably likely to be adversely determined, and that, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

(m) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof.

(n) Know-Your-Customer. The Administrative Agent shall have received, at least two (2) Business Days prior to the Effective Date, a duly executed IRS Form W-9 (or other applicable Tax form) of the Initial Borrower, and all documentation and other information with respect to the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, that has been reasonably requested in writing by the Administrative Agent at least five (5) Business Days prior to the Effective Date.

Section 5.02. Conditions Precedent to All Loans. The obligation of any Agent or any Lender to make any Loan after the Effective Date is subject to the fulfillment, in a manner satisfactory to the Administrative Agent, of each of the following conditions precedent:

(a) [Reserved].

(b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Administrative Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Loan, and the Borrowers’ acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made, on such date and (iii) the conditions set forth in this Section 5.02 have been satisfied as of the date of such request.

(c) [Reserved].

(d) Notices. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof.

(e) [Reserved].

(f) [Reserved].

Section 5.03. Conditions Subsequent to Effectiveness. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including, without limitation, those conditions set forth in Section 5.01, the Loan Parties shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto or such later date as permitted by the Administrative Agent in its sole discretion (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 5.03):

(a) within 45 days of the Effective Date, deliver to the Collateral Agent insurance certificates and endorsements as to the named insureds or loss payees with respect to the insurance coverage required by Section 7.01 and the terms of the Security Agreement as the Collateral Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent and each such named insured or loss payee;

(b) within 60 days of the Effective Date, use commercially reasonable efforts to deliver to the Collateral Agent a landlord waiver, in form and substance satisfactory to the Collateral Agent and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to (x) the leased corporate headquarters of the Loan Parties located in Reston, Virginia and (y) the leased data center location of the Loan Parties located in Sterling, Virginia, each, as set forth more fully on Schedule III to the Security Agreement;

(c) within 5 Business Days of the Effective Date, deliver to the Collateral Agent the original stock certificates representing all of the Equity Interests of any Domestic Subsidiaries and all promissory notes required to be pledged hereunder, accompanied by undated stock powers executed in blank by a duly authorized officer of the pledgor thereof and other proper instruments of transfer;

(d) within 60 days of the Effective Date, use best efforts to deliver to the Collateral Agent the original stock certificates representing all of the Equity Interests of any Foreign Subsidiaries required to be pledged hereunder, accompanied by undated stock powers executed in blank by a duly authorized officer of the pledgor thereof and other proper instruments of transfer;

(e) within 60 days of the Effective Date, deliver to the Collateral Agent Control Agreements, each duly executed by, in addition to the applicable Loan Party, the applicable financial institution with respect to the Cash Management Accounts (other than Excluded Accounts) that exist on the Effective Date; and

(f) within 30 days of the Effective Date, the Administrative Borrower shall represent and warrant to the Administrative Agent (which representation and warranty may be by e-mail) that the Loan Parties have paid (i) all amounts required to be paid under Schedule 1 of the Charter DLA Fourth Amendment and (ii) the applicable trade payables and other accounts payable of the Loan Parties that are aged more than sixty (60) days from the due date thereof that are outstanding as of the date hereof, with respect to each Material Contract set forth on Schedule 6.01(v).

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01. Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as follows:

(a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, incorporated or established, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and conduct its business as now conducted and as presently contemplated in all material respects, and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made, and routine disclosures required under securities laws and regulations and (ii) filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on the Effective Date.

(d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(e) Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of the Administrative Borrower and each of its Subsidiaries and the issued and outstanding Equity Interests of the Administrative Borrower and each of its Subsidiaries are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of the Subsidiaries of the Administrative Borrower have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. All Equity Interests of such Subsidiaries of the Administrative Borrower are owned by the Administrative Borrower, directly or indirectly, free and clear of all Liens (other than Permitted Specified Liens). On the Effective Date, except as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Administrative Borrower or any of its Subsidiaries and no outstanding obligations of the Administrative Borrower or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Administrative Borrower or any of its Subsidiaries, or other obligations of the Administrative Borrower or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Administrative Borrower or any of its Subsidiaries.

(f) Litigation. Except as set forth in Schedule 6.01(f), there is no pending or, to the knowledge of any Loan Party, threatened in writing action, suit or proceeding affecting any Loan Party or any of its properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

(g) Financial Statements.

(i) The Financial Statements, copies of which have been delivered to the Administrative Agent, fairly present, in all material respects, the consolidated financial condition of the Administrative Borrower and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Administrative Borrower and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP. All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long-term leases and other unusual forward or long-term commitments), direct or contingent, of the Administrative Borrower and its Subsidiaries are set forth in the Financial Statements in accordance with GAAP. Since December 31, 2023 no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(ii) The Administrative Borrower has heretofore furnished to the Administrative Agent (A) projected quarterly balance sheets, income statements and statements of cash flows of the Administrative Borrower and its Subsidiaries for the period from January 1, 2025, through December 31, 2028, and (B) projected annual balance sheets, income statements and statements of cash flows of the Administrative Borrower and its Subsidiaries for the Fiscal Years ending in 2025 through 2028, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(vii), which such projections were made in good faith based on assumptions, estimates, information, methods and tests that were believed by the Loan Parties to be reasonable at the time such projections were prepared and information believed by the Loan Parties to have been accurate based upon the information available to the Loan Parties at the time such projections were furnished to the Administrative Agent; it being understood that (A) projections are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, (B) actual results may differ materially from such projections and such variations may be material and (C) such projections are not a guarantee of performance.

(h) Compliance with Law, Etc. No Loan Party or any of its Subsidiaries is in violation of (i) any of its Governing Documents, (ii) any material Requirement of Law, or (iii) any term of any Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no default or event of default has occurred and is continuing thereunder.

(i) ERISA. Except as set forth on Schedule 6.01(i) hereto, (i) each Loan Party and each Employee Plan (and each related trust, insurance contract or fund, if any) is in compliance with all applicable Requirements of Law pertaining to such Employee Plans (and such related trusts, insurance contracts or fund, if any) in all material respects, (ii) no ERISA Event has occurred nor is reasonably expected to occur, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including, for purposes of any Pension Plan, any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service, is complete and correct and, for purposes of any Pension Plan, fairly presents the funding status of such Pension Plan, and since the date of such report, there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Agents, and (v) each Employee Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Internal Revenue Code, and has received a favorable determination, advisory or opinion letter from the Internal Revenue Service regarding its qualification thereunder, and no event has occurred that would reasonably be expected to result in the disqualification of any such Employee Benefit Plan or related trust. No Loan Party or any of its ERISA Affiliates has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no material pending or threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (A) any Employee Plan or its assets, (B) any fiduciary with respect to any Employee Plan, or (C) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 4980B of the Internal Revenue Code or similar state law, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or otherwise has any obligation to provide any such benefits for any current employee after such employee’s termination of employment. Each arrangement pursuant to which a Loan Party has an obligation to pay or accrue nonqualified deferred compensation (within the meaning of Section 409A of the Internal Revenue Code) has been administered in all material respects in accordance with plan documents that satisfy the requirements of Section 409A of the Internal Revenue Code.

(j) Taxes, Etc. (i) All material Tax returns required by applicable Requirements of Law to be filed by any Loan Party have been timely filed and (ii) all Taxes imposed upon any Loan Party or any property of any Loan Party which have become due and payable on or prior to the date hereof have been paid, except (A) unpaid Taxes in an aggregate amount at any one time not in excess of $500,000, and (B) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

(k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used by any Loan Party or its Subsidiaries to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X.

(l) Nature of Business. No Loan Party is engaged in any business other than as set forth on Schedule 6.01(l), or any business reasonably related, incidental, complementary, synergistic or ancillary thereto (including any geographic expansion of the business).

(m) Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect.

(n) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations, including Environmental Permits, required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and Facility currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, including any such Environmental Permit, and there is no claim that any of the foregoing is not in full force and effect.

(o) Properties. (i) Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition in all material respects, ordinary wear and tear excepted and (ii) as of the Effective Date, Schedule 1.01(B) sets forth the address of each real estate asset (or each set of such assets that collectively comprise one operating property) that is owned in fee simple by any Loan Party.

(p) Employee and Labor Matters. Except as set forth on Schedule 6.01(p), (i) each Loan Party and its Subsidiaries is in compliance with all Requirements of Law in all material respects pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, (ii) no Loan Party or any Subsidiary is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of the employees of any Loan Party of Subsidiary, (iii) there is no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party or any Subsidiary before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or any Subsidiary which arises out of or under any collective bargaining agreement, (iv) there has been no strike, work stoppage, slowdown, lockout, or other labor dispute pending or threatened against any Loan Party or any Subsidiary, and (v) to the best knowledge of each Loan Party, no labor organization or group of employees has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. No Loan Party or Subsidiary has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or any similar Requirement of Law, which remains unpaid or unsatisfied. All payments due from any Loan Party or Subsidiary on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party or Subsidiary, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Environmental Matters. Except as set forth on Schedule 6.01(q) hereto, (i) no Loan Party or any of its Subsidiaries is in violation of any Environmental Law in any material respect, (ii) each Loan Party and each of its Subsidiaries has, and is in compliance with, all Environmental Permits for its respective operations and businesses, except to the extent any failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect; (iii) there has been no Release or threatened Release of Hazardous Materials on, in, at, under or from any properties currently or formerly owned, leased or operated by any Loan Party, its Subsidiaries or a respective predecessor in interest or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party, its Subsidiaries or any respective predecessor in interest, which in any case of the foregoing could reasonably be expected to have a Material Adverse Effect; (iv) there are no pending or threatened Environmental Claims against, or Environmental Liability of, any Loan Party, its Subsidiaries or any respective predecessor in interest that could reasonably be expected to have a Material Adverse Effect; (v) neither any Loan Party nor any of its Subsidiaries is performing or responsible for any Remedial Action that could reasonably be expected to have a Material Adverse Effect; and (vi) the Loan Parties have made available to the Collateral Agent and Lenders true and complete copies of all material environmental reports, audits and investigations in the possession or control of any Loan Party or any of its Subsidiaries with respect to the operations and business of the Loan Parties and its Subsidiaries.

(r) Insurance. Each Loan Party maintains all insurance required by Section 7.01(h). Schedule 6.01(r) sets forth a list of all such insurance maintained by or for the benefit of each Loan Party on the Effective Date.

(s) Use of Proceeds. The proceeds of the Initial Term Loans shall be used to (a) refinance the Existing Credit Facility (including, without limitation, to cash collateralize the existing letters of credit thereunder, as applicable) and other existing indebtedness of the Loan Parties in the principal amount of up to $3,340,777.46, (b) pay certain accounts payable which are due and owing and (c) pay fees and expenses in connection with the transactions contemplated hereby and for other general corporate purposes. The proceeds of the Revolving Loans shall be used to fund working capital and for other general corporate purposes of the Loan Parties and their Subsidiaries.

(t) Solvency. After giving effect to the transactions contemplated by this Agreement on the Effective Date and before and after giving effect to each borrowing of a Loan, the Loan Parties, on a consolidated basis, are Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

(u) Intellectual Property. Except as set forth on Schedule 6.01(u), each Loan Party owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of (i) each item of Registered Intellectual Property owned by each Loan Party; (ii) each material work of authorship owned by each Loan party and which is not Registered Intellectual Property, and (iii) each material Intellectual Property Contract to which each Loan Party is bound. No trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements, conflicts and claims which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(v) Material Contracts. Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. Each Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) subject to Section 5.03(f), is not in default due to the material action or material inaction of any Loan Party (other than any default in the payment of trade payables or other accounts payable for no longer than 60 days from the due date thereof ) or, to the knowledge of any Loan Party, any other party thereto, in each case for the foregoing clauses (i) through (iii), except as otherwise permitted under the Loan Documents.

(w) Investment Company Act. None of the Loan Parties is (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended or (ii) [reserved].

(x) Customers and Suppliers. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party, or (ii) any Loan Party, on the one hand, and any supplier or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change, except, in each case for the foregoing, any such termination, cancellation, limitation, modification or change that would otherwise be permitted under the Loan Documents.

(y) [Reserved].

(z) [Reserved].

(aa) [Reserved].

(bb) Sanctions; Anti-Corruption and Anti-Money Laundering Laws. None of any Loan Party, any Subsidiary thereof, any of their respective directors, officers, or employees, nor, to the knowledge of any Loan Party, any of their respective agents or Affiliates, (i) is a Sanctioned Person, (ii) has assets located in a Sanctioned Country in violation of applicable Sanctions, (iii) conducts any business with or for the benefit of any Sanctioned Person in violation of applicable Sanctions, (iv) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons in violation of applicable Sanctions, (v) is a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision, or (vi) is a Person that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, and agents with all Anti-Corruption Laws and Anti-Money Laundering Law. Each Loan Party and each Subsidiary is in compliance with all Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws. Each Loan Party and each Affiliate, officer, employee or director acting on behalf of any Loan Party is (and is taking no action that would result in any such Person not being) in compliance with (A) all applicable Sanctions and (B) all applicable provisions of the USA Patriot Act. No Loan Party or any Subsidiary is engaged in any kind of activities or business of or with any Sanctioned Person or Sanctioned Country in violation of applicable Sanctions.

(cc) Anti-Bribery and Corruption.

(i) Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has offered, promised, paid, given or authorized the payment or giving of any money or other thing of value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority, or otherwise engaged in any activity that may violate any Anti-Corruption Law.

(ii) Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has engaged in any activity that would breach any Anti-Corruption Laws.

(iii) To the best of each Loan Party’s knowledge and belief, there is no pending or, to the best knowledge of any Loan Party, threatened action, suit, proceeding or investigation before any court or other Governmental Authority against any Loan Party or any of its directors, officers, employees or other Person acting on its behalf that relates to a potential violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions.

(iv) The Loan Parties will not directly or indirectly use, lend or contribute the proceeds of the Loans for any purpose that would breach the Anti-Bribery and Corruption Laws.

(dd) [Reserved].

(ee) [Reserved].

(ff) [Reserved].

(gg) [Reserved].

(hh) [Reserved].

(ii) Technology Security Systems.

(i) Each Loan Party and each of its Subsidiaries has implemented and maintains administrative, physical, and technical security measures and procedures (consistent with industry standards for companies and businesses of similar size in similar industries) to protect the confidentiality, integrity, and security of (A) its computers, computer systems, servers, hardware, software, websites, databases, networks, and all other information technology equipment and systems, including any hosted locations and other outsourced systems and processes (all of the foregoing in this clause (A), “Loan Party Systems”) and (B) all individually identifiable information, including protected health information and other sensitive and confidential information, accessed, collected, used, processed, stored, transferred or disclosed by or on behalf of any Loan Party or any Subsidiary of any Loan Party (all such data and information referred to in this clause (B), “Loan Party Data”), in all cases including from theft, destruction, corruption, loss or unauthorized use, access, interruption, deletion, alteration or modification by any Person. All Loan Party Systems are operational in all material respects and have adequate backups and disaster recovery arrangements that are at least reasonable and at least consistent with, as protective as, and no less rigorous than, industry standards for companies and businesses of similar size in similar industries. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries (x) maintains applicable equipment and software that is material to its business in physically secure premises, (y) utilizes industry-accepted virus and intrusion checking software and firewalls, and (z) limits access to Loan Party Data to only those employees and agents who need such access for the conduct of the business of the Loan Parties and their Subsidiaries.

(ii) No Loan Party or any Subsidiary of any Loan Party has experienced any (A) material security incidents, data breaches, intrusions or unauthorized access, use or compromise of any of the Loan Party Systems, (B) material unauthorized collection, access, use, processing, loss, compromise, interruption, deletion, modification or disclosure of any Loan Party Data or trade secrets of any Loan Party or any Subsidiary of any Loan Party or (C) material cyber, social engineering, spoofing, phishing, ransom, viral or other attack, theft or intrusion that that has allowed an unauthorized Person to access, copy, encrypt or otherwise use any Loan Party Data (all of the foregoing clauses (A), (B) and (C), “Security Breaches”). Each Loan Party and each of its Subsidiaries is in material compliance with all Requirements of Laws regarding the privacy or security of all Loan Party Data. No Loan Party or any Subsidiary of any Loan Party has received or is aware of any notice, allegation, complaint or other communication, and to the knowledge of the Loan Parties there is no pending investigation by any Governmental Authority regarding any actual or possible material violation of any Requirements of Laws regarding the privacy or security of any Loan Party Data.

(jj) Full Disclosure.

(i) Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which it was made, not misleading.

(ii) Projections have been prepared on a reasonable basis and in good faith based on assumptions, estimates, information, methods and tests that are believed by the Loan Parties to be reasonable at the time such Projections were prepared and at the time such Projections were furnished to the Lenders, and Administrative Borrower is not be aware of any facts or information that would lead it to believe that such Projections are incorrect or misleading in any material respect; it being understood that (A) Projections are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, (B) actual results may differ materially from the Projections and such variations may be material and (C) the Projections are not a guarantee of performance.

ARTICLE VII

COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS

Section 7.01. Affirmative Covenants. Until the Termination Date, each Loan Party will, and will cause each of its Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:

(a) Reporting Requirements. Furnish to the Administrative Agent:

(i) as soon as available, and in any event within 30 days after the end of each fiscal month of the Administrative Borrower and its Subsidiaries commencing with the first fiscal month of the Administrative Borrower and its Subsidiaries ending after the Effective Date, (x) internally prepared consolidated balance sheets, statements of operations and retained earnings and statements of cash flows and consolidating trial balances, in each case, of the Administrative Borrower and its Subsidiaries as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) [reserved], all in reasonable detail and certified by an Authorized Officer of the Administrative Borrower as fairly presenting, in all material respects, the financial position of the Administrative Borrower and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Administrative Borrower and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to the absence of footnotes and normal quarter-end and year-end adjustments and (y) [reserved];

(ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Administrative Borrower and its Subsidiaries commencing with the first fiscal quarter of the Administrative Borrower and its Subsidiaries ending after the Effective Date, (x) consolidated balance sheets, statements of operations and retained earnings and statements of cash flows and consolidating trial balances, in each case, of the Administrative Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the income statements of the Administrative Borrower and its Subsidiaries included in the annual operating plan of the Administrative Borrower and its Subsidiaries, which annual operating plan has been approved by the Administrative Borrower’s Board of Directors and delivered to the Administrative Agent, all in reasonable detail and certified by an Authorized Officer of the Administrative Borrower as fairly presenting, in all material respects, the financial position of the Administrative Borrower and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Administrative Borrower and its Subsidiaries for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Administrative Borrower and its Subsidiaries furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments and (y) a report detailing the upsell, downsell, churn and new logos during such fiscal quarter for the business of the Administrative Borrower and its Subsidiaries, in form and substance reasonably acceptable to the Administrative Agent;

(iii) as soon as available, and in any event within 90 days after the end of each Fiscal Year of the Administrative Borrower and its Subsidiaries, consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Administrative Borrower and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) [reserved], all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of nationally recognized standing selected by the Administrative Borrower and satisfactory to the Agents (it being agreed that, in any event, Deloitte & Touche LLP shall be deemed satisfactory) (which report and opinion shall not include (1) any qualification, exception or explanatory paragraph expressing substantial doubt about the ability of the Administrative Borrower or any of its Subsidiaries to continue as a going concern or any qualification or exception as to the scope of such audit, other than a qualification or exception resulting solely from an upcoming maturity date of the Obligations within one year from the time such opinion is delivered or (2) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), together with a written statement of such accountants certifying that such consolidated financial statements present fairly, in all material respects, the financial position of the Administrative Borrower as of last day of such Fiscal Year and the results of its operations and its cash flows for such Fiscal Year in conformity with GAAP;

(iv) in connection with (A) financial statements of the Administrative Borrower and its Subsidiaries required by Section 7.01(a)(i), simultaneously with the delivery of such financial statements, (B) financial statements of the Administrative Borrower and its Subsidiaries required by this Section 7.01(a)(ii), within 45 days after the end of the applicable fiscal quarter and (C) financial statements of the Administrative Borrower and its Subsidiaries required by this Section 7.01(a)(iii), within 90 days after the end of the applicable fiscal year, a Compliance Certificate:

(A) (x) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Administrative Borrower and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Administrative Borrower and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Administrative Borrower and its Subsidiaries propose to take or have taken with respect thereto and (y) identifying each Subsidiary of the Administrative Borrower as a Loan Party or an Excluded Subsidiary or confirming that there is no change in such information since the later of the Effective Date and the date of the last such list,

(B) in the case of the delivery of the financial statements of the Administrative Borrower and its Subsidiaries required by clauses (ii) and (iii) of this Section 7.01(a), (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03 and (2) including a discussion and analysis of the financial condition and results of operations of the Administrative Borrower and its Subsidiaries for the portion of the Fiscal Year then elapsed, and

(C) in the case of the delivery of the financial statements of the Administrative Borrower and its Subsidiaries required by clause (iii) of this Section 7.01(a), attaching (1) a summary of all material insurance coverage maintained as of the date thereof by any Loan Party or any of its Subsidiaries and any reasonable evidence requested by the Agents that such insurance coverage meets the requirements set forth in Section 7.01 and the Security Agreement, (2) the calculation of the Excess Cash Flow and Total Leverage Ratio in accordance with the terms of Section 2.05(c)(i) and (3) confirmation that there have been no changes to the information contained in each of the Perfection Certificates delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iv) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein;

(v) as soon as available and in any event within 30 days after the end of each fiscal month of the Administrative Borrower and its Subsidiaries commencing with the first fiscal month of the Administrative Borrower and its Subsidiaries ending after the Effective Date, reports in form and detail satisfactory to the Agents and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete in all material respects (A) listing all Accounts of the Loan Parties as of such day, which shall include the amount and age of each such Account, showing separately those which are more than 30, 60, 90 and 120 days old, together with a roll-forward reconciliation of such schedule with the schedule delivered to the Agents pursuant to this clause (v)(A) for the immediately preceding fiscal month and such other information as any Agent may reasonably request and (B) listing all accounts payable of the Loan Parties as of such day which shall include the amount and age of each such account payable and such other information as any Agent may reasonably request;

(vi) [reserved];

(vii) as soon as available and in any event not later than 30 days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2025) a certificate of an Authorized Officer of the Administrative Borrower (A) attaching Projections for the Administrative Borrower and its Subsidiaries, supplementing and superseding the Projections previously required to be delivered pursuant to this Agreement, prepared on a monthly basis and otherwise in form and substance generally consistent with the Projections delivered pursuant to Section 6.01(g)(ii) or otherwise reasonably satisfactory to the Administrative Agent, for the immediately succeeding Fiscal Year, for the Administrative Borrower and its Subsidiaries and (B) certifying that the representations and warranties set forth in Section 6.01(jj)(ii) are true and correct with respect to the Projections;

(viii) promptly after submission to any Governmental Authority and to the extent permitted by applicable Requirements of Law, all material documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

(ix) as soon as possible, and in any event within 2 Business Days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

(x) as soon as possible and in any event: (A) at least 10 days after any event or development that could reasonably be expected to result in or constitute an ERISA Event, and, to the extent not reasonably expected, within 5 days after the occurrence of any ERISA Event, notice of such ERISA Event (in reasonable detail), (B) within three days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the PBGC, copies of each notice received by any Loan Party or any of its ERISA Affiliates of the PBGC’s intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (C) within 10 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan, (D) within 3 days after receipt thereof by any Loan Party or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (E) within 10 days after any Loan Party sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party;

(xi) promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator for the payment of money exceeding the Threshold Amount in aggregate or which could reasonably be expected to result in a Material Adverse Effect;

(xii) [reserved];

(xiii) [reserved];

(xiv) as soon as possible and in any event within 5 days after the delivery thereof to the Administrative Borrower’s or any Borrower’s Board of Directors, copies of all material reports or other material information so delivered, subject to the Privilege Provisions (determined as if each reference therein to the Board Observer were a reference to each Agent and Lender);

(xv) promptly after the receipt thereof, a copy of any material notice received from any holder of its Indebtedness if such Indebtedness has a face amount in excess of the Threshold Amount;

(xvi) promptly after delivery thereof to the audit committee of the Board of Directors of any Loan Party, and subject to applicable attorney-client privilege (A) copies of any material audit reports or material recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party, or any audit of any of them and (B) copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof;

(xvii) promptly upon request, any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming the Borrowers’ compliance with Section 7.02(r);

(xviii) [reserved];

(xix) simultaneously with the delivery of any Compliance Certificate required by clause (iv) of this Section 7.01(a), if, as a result of any change in accounting principles and policies from those used in the preparation of the Financial Statements that is permitted by Section 7.02(q), the consolidated financial statements of the Administrative Borrower and its Subsidiaries delivered pursuant to clauses (i), (ii) and (iii) of this Section 7.01(a) will differ from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation explaining such changes in form and substance reasonably acceptable to the Agents;

(xx) [reserved];

(xxi) as soon as available, and in any event within ten (10) Business Days after the end of each fiscal month of the Administrative Borrower and its Subsidiaries, (A) a calculation of the Liquidity of the Administrative Borrower and its Subsidiaries as of the last day of such month, in form and substance satisfactory to the Agents and (B) if the Liquidity of the Administrative Borrower and its Subsidiaries is less than $15,000,000 at any time during a week, then commencing on Wednesday of the following week and for each week thereafter until the Liquidity of the Administrative Borrower and its Subsidiaries for each day in the prior week is greater than $15,000,000 (x) a calculation of the Liquidity of the Administrative Borrower and its Subsidiaries as of the last day of the preceding week in form and substance satisfactory to the Agents and (y) a 13-week cash flow forecast of the Administrative Borrower and its Subsidiaries in form and substance satisfactory to the Agents (the “13-Week Cash Flow”); provided, that, (a) a comparison of Liquidity against the 13-Week Cash Flow shall be included for any week that a calculation of Liquidity is delivered for a week that is included in the 13-Week Cash Flow and (b) if for any week that a calculation of Liquidity is delivered, the 13-Week Cash Flow is more than 4 weeks old, an updated 13-Week Cash Flow shall also be delivered;

(xxii) all Security Breaches, all investigations by a Governmental Authority or other Person regarding an actual or possible material violation of any Applicable Laws regarding the privacy or security of any Loan Party Data, and all notices, allegations, complaints, and other communications relating to any of the foregoing (to the extent permitted by applicable Requirements of Law);

(xxiii) as promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Administrative Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Administrative Borrower may file with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(xxiv) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each material notice or other material correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other material inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; and

(xxv) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as any Agent may from time to time may reasonably request;

provided that, it being agreed and understood that documents required to be delivered pursuant to clauses (ii) or (iii) or (xxiii) above (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (x) on which the documents are filed and made available to the public on the SEC’s website (www.sec.gov); or (y) on which such documents are posted on the Administrative Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, the Administrative Borrower shall notify the Administrative Agent (by e-mail transmission) of the posting of any such documents pursuant to clause (y) above. Each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

(b) Additional Borrowers, Guarantors and Collateral Security. Cause:

(i) each Subsidiary of any Loan Party not in existence on the Effective Date, and each Subsidiary of any Loan Party which is a non-borrowing Subsidiary on the Effective Date or upon formation or acquisition but later ceases to be a non-borrowing Subsidiary, or that ceases to be an Excluded Subsidiary to execute and deliver to the Collateral Agent promptly and in any event within thirty (30) days after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Borrower or a Guarantor, (B) a supplement to the Security Agreement (in form reasonably acceptable to the Collateral Agent), together with (1) certificates evidencing all of the Equity Interests of any Person owned by such Subsidiary required to be pledged under the terms of the

Security Agreement, (2) undated stock powers for such Equity Interests executed in blank with signature guaranteed, and (3) such opinions of counsel as the Collateral Agent may reasonably request, (C) [reserved], (D) if the respective Subsidiary owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement, and (E) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement or Collateral Document (in each case, subject to Permitted Specified Liens and to the extent required under the Loan Documents) or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and the Collateral Documents and that all property and assets of such Subsidiary (other than Excluded Property) shall become Collateral for the Obligations; and

(ii) each owner of the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within thirty (30) days after the formation or acquisition of such Subsidiary a Pledge Amendment (as defined in the Security Agreement) or of such Subsidiary ceasing to be an Excluded Subsidiary, together with (A) certificates evidencing all of the Equity Interests of such Subsidiary required to be pledged under the terms of the Security Agreement, if applicable, (B) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, if applicable, (C) such customary opinions of counsel with respect to such Subsidiary as the Collateral Agent may reasonably request and (D) such other agreements, instruments, approvals or other documents requested by the Collateral Agent in order to effect the applicable provisions of the Loan Documents with respect to the Equity Interests of such Subsidiary.

Notwithstanding the foregoing, no Excluded Subsidiary shall be required to become a Borrower or a Guarantor hereunder (and, as such, shall not be required to deliver the documents required by clause (i) above); provided, however, that if the Equity Interests of a Foreign Subsidiary that is an Excluded Subsidiary are owned by a Loan Party, such Loan Party shall deliver all such documents, instruments, agreements (including, without limitation, at the reasonable request of the Collateral Agent, a pledge agreement governed by the laws of the jurisdiction of the organization of such Excluded Subsidiary) and certificates described in clause (ii) above to the Collateral Agent, and take all commercially reasonable actions reasonably requested by the Collateral Agent or otherwise necessary to grant and to perfect a first-priority Lien (subject to Permitted Specified Liens) in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, in 65% of the voting Equity Interests of such Foreign Subsidiary and 100% of all other Equity Interests of such Foreign Subsidiary owned by such Loan Party.

(c) Compliance with Laws; Payment of Taxes.

(i) comply, and cause each of its Subsidiaries to comply, with all Requirements of Law, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect; and

(ii) pay, and cause each of its Subsidiaries to pay, in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries, except (i) unpaid Taxes in an aggregate amount at any one time not in excess of $500,000, and (ii) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d) Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges (except as otherwise permitted under the Loan Documents), and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent that the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with entries made to permit the preparation of financial statements in accordance with GAAP.

(f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents, advisors and representatives of any Agent at any time and from time to time during normal business hours and upon reasonable prior written notice to the Administrative Borrower, to examine and make copies of and abstracts from its records and books of account, and to discuss its affairs (including the Loan Party Systems and Loan Party Data), to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Collateral Agent and the Lenders may exercise rights of the Agents and the Lenders under this clause (f) and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. The Administrative Agent and the Lenders shall give the Borrowers the opportunity to participate in any discussions with the Borrowers’ independent accountants. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person with the agents and representatives of any Agent in accordance with this Section 7.01(f). Notwithstanding anything to the contrary in any Loan Document, none of the Loan Parties or any of their Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that is subject to attorney-client or similar privilege or constitutes attorney work product (it being understood that if a Loan Party or Subsidiary withholds any document, information or other matter in reliance on this sentence, such Person shall inform the Administrative Agent promptly thereof, to the extent so informing the Administrative Agent would not result in a loss of such privilege).

(g) Maintenance of Properties, Etc.

(i) Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to have a Material Adverse Effect.

(ii) Each Loan Party shall, and shall cause its Subsidiaries to, (A) maintain administrative, physical, and technical security measures and procedures (consistent with industry standards for companies and businesses of similar size in similar industries) to protect the confidentiality, integrity, and security of the Loan Party Systems and the Loan Party Data in all material respects, in all cases including from theft, corruption, loss or unauthorized use, access, interruption, deletion, or modification by any Person, and (B) keep all Loan Party Systems operational in all material respects and maintain adequate backups and disaster recovery arrangements that are at least reasonable and at least consistent with, as protective as, and no less rigorous than, industry standards for companies and businesses of similar size in similar industries. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause its Subsidiaries to, (x) maintain applicable equipment and software that is material to its business in physically secure premises, (y) utilize industry-accepted virus and intrusion checking software and firewalls, and (z) limit access to Loan Party Data to only those employees and agents who need such access for the conduct of the business of the Loan Parties and their Subsidiaries.

(h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations, in each case, rated at least “A-” by A.M. Best Company (including, without limitation, comprehensive general liability, hazard, worker’s compensation and business interruption insurance) with respect to the Collateral and its other properties (including all real property leased or owned by it) and business, in such amounts and covering such risks as is (i) carried generally in accordance with sound business practice by companies in similar businesses similarly situated, (ii) required by any Requirement of Law, (iii) required by any Material Contract and (iv) in any event in amount, adequacy and scope consistent with the insurance set forth on Section 6.01(r) on the Effective Date or otherwise reasonably satisfactory to the Collateral Agent. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as their interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent, with the lender loss payable and additional insured endorsement in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as their respective interests may appear, and such other Persons as the Collateral Agent may designate from time to time, and shall, subject to Section 5.03, provide for not less than 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

(i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements, accreditations and other clearances necessary to use and occupy such properties and assets (including the Loan Party Systems), in each case that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to have a Material Adverse Effect.

(j) Environmental.

(i) Keep the Collateral free of any Environmental Lien;

(ii) Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Environmental Permits that are necessary or useful in the proper conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and Environmental Permits, except to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party;

(iii) Take all commercially reasonable steps to prevent any Release or threatened Release of Hazardous Materials in violation of any Environmental Law or Environmental Permit at, in, on, under or from any property owned, leased or operated by any Loan Party or its Subsidiaries that could reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party;

(iv) Provide the Collateral Agent with written notice within ten (10) days of any of the following: (A) discovery of any Release of a Hazardous Material or environmental condition at, in, on, under or from any property currently or formerly owned, leased or operated by any Loan Party, Subsidiary or predecessor in interest or any violation of Environmental Law or Environmental Permit that in any case could reasonably be expected to result in any adverse consequence to any Loan Party (other than immaterial consequences) or any Secured Party; (B) notice that an Environmental Lien has been filed against any Collateral; or (C) material Environmental Claim or Environmental Liabilities; and provide such reports, documents and information as the Collateral Agent may reasonably request from time to time with respect to any of the foregoing.

(k) Fiscal Year. Cause the Fiscal Year of the Administrative Borrower and its Subsidiaries to end on December 31 of each calendar year unless the Agents reasonably consent to a change in such Fiscal Year (and appropriate related changes to this Agreement).

(l) Landlord Waivers; Collateral Access Agreements. (i) At any time any Collateral with a book value in excess of $250,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Loan Party, or is stored on the premises of a bailee, warehouseman, or similar party, and (ii) for the corporate headquarters of the Loan Parties and any other location at which material books and records of the Loan Parties are maintained, use commercially reasonable efforts to obtain written subordinations or waivers or collateral access agreements, as the case may be, in form and substance satisfactory to the Collateral Agent.

(m) [Reserved].

(n) Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions.

(i) Maintain, and cause each of its Subsidiaries to maintain, policies and procedures reasonably designed to promote compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and Anti-Money Laundering Laws.

(ii) Comply, and cause each of its Subsidiaries to comply, with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions.

(iii) Neither Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee or any Person acting on behalf of any Loan Party will engage in any activity that would breach any Anti-Corruption Law.

(iv) Promptly notify the Administrative Agent of any action, suit or investigations by any court or Governmental Authority in relation to an alleged breach of the Anti-Corruption Law.

(v) Not directly or indirectly use, lend or contribute the proceeds of any Loan for any purpose that would breach any Anti-Corruption Law.

(vi) Each Loan Party and Affiliate, officer, employee or director, acting on behalf of the Loan Party is (and will take no action which would result in any such Person not being) in compliance with (A) all applicable Sanctions and (B) all applicable provisions of the USA Patriot Act. None of the activities or business of any Loan Party includes any kind of activities or business of or with Sanctioned Person or Sanctioned Country in violation of applicable Sanctions.

(vii) In order to comply with the “know your customer/borrower” requirements of the Anti-Money Laundering Laws, promptly provide to the Administrative Agent upon its reasonable request from time to time (A) information relating to individuals and entities affiliated with any Loan Party that maintain a business relationship with the Administrative Agent, and (B) such identifying information and documentation as may be available for such Loan Party in order to enable the Administrative Agent or any Lender to comply with Anti-Money Laundering Laws.

(o) Lender Meetings. Upon the request of any Agent or the Required Lenders (which request, so long as no Event of Default shall have occurred and be continuing, shall not be made more than once during each fiscal month), participate in a meeting with the Agents and the Lenders at the Borrowers’ corporate offices (or at such other location as may be agreed to by the Administrative Borrower and such Agent or the Required Lenders) at such time as may be agreed to by the Administrative Borrower and such Agent or the Required Lenders to discuss the financial condition and results of operation of the Administrative Borrower and its Subsidiaries for the most recently ended fiscal month, and such other matters as the Agent or Required Lenders may reasonably request (including, without limitation, a discussion of the key performance trends within the Administrative Borrower and its Subsidiaries’ business).

(p) Board Observation Rights. The Administrative Agent shall be entitled to designate one observer (the “Board Observer”) to attend any regular meeting (a “BOD Meeting”) of the Board of Directors of the Administrative Borrower (or, in each case, any relevant committees thereof), except that the Board Observer shall not be entitled to vote on matters presented to or discussed by the Board of Directors (or any relevant committee thereof) of the Administrative Borrower at any such meetings. The Board Observer shall be timely notified of the time and place of any BOD Meetings (which shall be held no less than once per quarter) and will be given written notice of all proposed actions to be taken by the Board of Directors (or any relevant committee thereof) of the Administrative Borrower at such meeting as if the Board Observer were a member thereof. Such notice shall describe in reasonable detail the nature and substance of the matters proposed to be discussed and/or voted upon at such meeting (or the proposed actions to be taken by written consent without a meeting). The Board Observer shall have the right to receive all information provided to the members of the Board of Directors (or any relevant committee thereof) of the Administrative Borrower in anticipation of or at such meeting (regular or special and whether telephonic or otherwise), in addition to copies of the records of the proceedings or minutes of such meeting, when provided to the members, and the Board Observer shall keep such materials and information confidential in accordance with Section 12.19; provided that, notwithstanding anything to the contrary set forth herein, (I) the Board Observer’s rights shall not apply to (x) information, materials or discussions to the extent directly involving the Loans or the Loan Documents (provided, however, that any such exclusion shall apply only to such portion of the information, materials or discussions to the extent directly related to the Loans or the Loan Documents) or (y) any other matter in which the Administrative Borrower concludes in good faith, upon the advice of counsel, that there is a material conflict of interest involving the Board Observer, Blue Torch or their respective Affiliates (provided, however, that any such exclusion shall apply only to such portion of the information, materials or discussions to the extent directly related to such conflict of interest); and (II) the Administrative Borrower shall have the right to withhold any information and to exclude such Board Observer from any meeting or portion thereof if the Administrative Borrower concludes in good faith, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Administrative Borrower and its counsel and that the privilege cannot be maintained by other methods (such as common interest privilege) (provided, however, that any such exclusion shall apply only to such portion of the information, materials and discussions which would be required to preserve such privilege and not to any other portion thereof); provided, however, that in the case of matters covered by attorney-client privilege that do not involve the Board Observer, Blue Torch or their respective Affiliates, the Administrative Borrower shall negotiate in good faith a common interest agreement so that the Administrative Borrower may share such information with the Board Observer (this proviso, collectively, the “Privilege Provisions”). The Borrowers shall reimburse the Board Observer for all reasonable and documented out-of-pocket costs and expenses incurred in connection with its participation in any such BOD Meeting. The Borrowers shall reimburse the Board Observer for all reasonable and documented out-of-pocket costs and expenses incurred in connection with its participation in any such BOD Meeting.

(q) [Reserved].

(r) [Reserved].

(s) Cash Collateral Accounts. If for any reason and at any time the balance of the funds in any cash collateral account exceeds an amount equal to 105% of the aggregate maximum amount which is or at any time may become available for drawing under the applicable letters of credit (plus the amount of any interest accrued thereon), then each applicable Loan Party shall promptly request the return of all cash collateral in an amount equal to such excess.

(t) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral of any Loan Party (subject to Permitted Specified Liens), (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

Section 7.02. Negative Covenants. Until the Termination Date, each Loan Party shall not, and shall not permit any of its Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:

(a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file under the Uniform Commercial Code or any Requirement of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof) other than, as to all of the above, Permitted Liens.

(b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become liable with respect to, any Indebtedness other than Permitted Indebtedness.

(c) Fundamental Changes; Dispositions.

(i) Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, including any disposition of property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, or permit any of its Subsidiaries to do (or agree to do) any of the foregoing; provided, however, that (x) any wholly-owned Subsidiary of any Loan Party (other than the Administrative Borrower) may be merged into such Loan Party or another wholly-owned Subsidiary of such Loan Party, or may consolidate or amalgamate with another wholly-owned Subsidiary of such Loan Party, and any Borrower may be merged into any other Borrower (provided, that, if the Administrative Borrower is party to such merger, amalgamation or consolidation, the Administrative Borrower shall be the surviving Person) so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agents at least 5 days’ prior written notice of such merger, consolidation or amalgamation accompanied by true, correct and complete copies of all material agreements, documents and instruments relating to such merger, consolidation or amalgamation, including, without limitation, the certificate or certificates of merger or amalgamation to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing), (C) no Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation (unless otherwise permitted under the Loan Documents) and (E) if the Subsidiary that is so merged out of existence was a Loan Party, the surviving Subsidiary, if any, if not already a Loan Party, is joined as a Loan Party hereunder pursuant to a Joinder Agreement and is a party to a Security Agreement and the Equity Interests of such Subsidiary is the subject of a Security Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger, consolidation or amalgamation and (y) any Subsidiary may be liquidated or dissolved (including, for the avoidance of doubt, pursuant to any law relating to reorganization, if applicable, in such Subsidiary’s jurisdiction of organization) if (A) the Administrative Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not materially disadvantageous to the Lenders (in their capacities as such) and (B) if such Subsidiary is a Loan Party, the assets of such Loan Party are transferred to any other Loan Party; and

(ii) Make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions.

Notwithstanding anything herein to the contrary in this clause (c), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset.

(d) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in Section 6.01(l).

(e) Loans, Advances, Investments, Etc. Make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments. Notwithstanding anything herein to the contrary in this clause (e), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset.

(f) Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction. Notwithstanding anything herein to the contrary in this clause (f), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset.

(g) [Reserved].

(h) Restricted Payments. Make or permit any of its Subsidiaries to make any Restricted Payment other than Permitted Restricted Payments. Notwithstanding anything herein to the contrary in this clause (h), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset.

(i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

(j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) transactions consummated in the ordinary course of business and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, and that are fully disclosed to the Agents prior to the consummation thereof if they involve one or more payments by the Administrative Borrower or any of its Subsidiaries in excess of $500,000 for any single transaction or series of related transactions, (ii) transactions (A) solely among Loan Parties and (B) solely among non-Loan Party Subsidiaries, (iii) transactions permitted by Section 7.02(e) and Section 7.02(h), (iv) sales or issuances of Qualified Equity Interests of the Administrative Borrower to Affiliates of the Administrative Borrower not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, (v) reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements, in each case approved by the Board of Directors (or a committee thereof) of such Loan Party or such Subsidiary, (v) usual and customary transfer pricing arrangements between or among the Administrative Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices, and (vii) other transactions set forth on Schedule 7.02(j).

(k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Equity Interests of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing, except the Permitted Restrictions.

(l) Limitations on Negative Pledges. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except for Permitted Restrictions.

(m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.

(i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would (A) with respect to any Permitted Indebtedness described in clause (k) or (m) of the definition thereof, shorten the final maturity to be earlier than the date that is 91 days after the Final Maturity Date, require any interest payment to be made in cash or Cash Equivalents prior to the date that is 91 days after the Final Maturity Date or otherwise change any other terms and conditions (including all economic terms and the absence of covenants) in a manner that is not reasonably acceptable to the Collateral Agent, (B) with respect to any Permitted Indebtedness described in clause (l) of the definition thereof, shorten the final maturity to be earlier than the date that is 91 days after the Final Maturity Date, or require any amortization or payment of interest in cash or Cash Equivalents prior to the date that is 91 days after the Final Maturity Date, or (C) would change the subordination provision, if any, of such Indebtedness, without the prior written consent of the Administrative Agent;

(ii) except for the Obligations, (A) make, or permit any Subsidiary to make, any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), (B) refund, refinance, replace or exchange any other Indebtedness for any such

Indebtedness (other than with respect to Permitted Refinancing Indebtedness), (C) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto, or (D) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, other than, in the case of clause (A) or (D) above, (x) any prepayment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is a Permitted Disposition, or (y) any purchase, redemption, retirement, acquisition, cancellation or termination of such Indebtedness in exchange for, or out of the proceeds of, a sale or issuance (other than to a Loan Party or Subsidiary of a Loan Party) of Qualified Equity Interests of the Administrative Borrower.

(iii) (a) amend, modify or otherwise change, or permit any Subsidiary to amend, modify or otherwise change, any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests, except (A) any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect and (B) the changes to the Governing Documents of the Administrative Borrower made prior to, on or about the Amendment No. 1 Effective Date in connection with the Preferred Equity Transactions, provided that no such amendment, modification or change or new agreement or arrangement shall provide for any plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or other comparable event under any jurisdiction’s law) or (b) amend, modify or otherwise change the tax designation (i.e. corporation, partnership, etc.) of Administrative Borrower or its Subsidiaries (or any direct or indirect parent of Administrative Borrower) in a manner that would cause an adverse tax consequence to the Administrative Borrower or any of its Subsidiaries; or

(iv) agree to any amendment, modification or other change to or waiver of any of its rights under (A) any Material Contract of a Loan Party, if such amendment, modification, change or waiver would result in an increase in the aggregate consideration payable by such Loan Party thereunder or a decrease in the aggregate consideration payable to a Loan Party thereunder, in each case, by 25% or more of such aggregate consideration amount as in effect immediately prior to such amendment, modification, change or waiver, or (B) the Preferred Equity Agreement, if such amendment, modification, change or waiver would be adverse in any material respect to any Loan Party or any of its Subsidiaries or the Agents and the Lenders.

(n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act.

(o) ERISA.

(i) cause, fail to prevent or suffer to exist, or permit any of its ERISA Affiliates to cause, fail to prevent or suffer to exist, an ERISA Event, or

(ii) adopt, or permit any of its ERISA Affiliates to adopt, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA that provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or other Requirements of Law.

(p) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials on, in, at, under or from any property owned, leased or operated by it or any of its Subsidiaries, except in compliance with Environmental Laws (other than any noncompliance that could not reasonably be expected to result in any material Environmental Claim or Environmental Liability).

(q) Accounting Methods. Modify or change, or permit any of its Subsidiaries to modify or change, its method of accounting or accounting principles in any material respect from those utilized in the preparation of the Financial Statements (other than as may be required to conform to GAAP).

(r) Sanctioned Persons; Anti-Corruption Laws; Anti-Money Laundering Laws.

(i) Conduct, nor permit any of its Subsidiaries to conduct, any business or engage in any transaction or deal with or for the benefit of any Sanctioned Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Sanctioned Person, or in any Sanctioned Country, in violation of applicable Sanctions; or

(ii) Use, nor permit any of its Subsidiaries to use, directly or indirectly, any of the proceeds of any Loan, (A) to fund any activities or business of or with any Sanctioned Person or in any Sanctioned Country, except to the extent authorized for a Person required to comply with Sanctions, or in any other manner that would result in a violation of any Sanctions by any Person (including by any Person participating in any Loan, whether as underwriter, advisor, investor or otherwise), or (B) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Law.

Section 7.03. Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a) Senior Leverage Ratio. Permit the Senior Leverage Ratio of the Administrative Borrower and its Subsidiaries for any Test Period of the Administrative Borrower and its Subsidiaries for which the last fiscal quarter ends on a date set forth below to be greater than the ratio set forth opposite such date:

Fiscal Month End	Senior Leverage Ratio
March 31, 2025	4.00:1.00
June 30, 2025	3.75:1.00
September 30, 2025	3.50:1.00
December 31, 2025	3.25:~~100~~1.00
March 31, 2026	2.75:1.00
June 30, 2026	2.50:1.00
September 30, 2026	2.25:1.00
December 31, 2026	2.00:1.00
March 31, 2027	1.75:1.00
June 30, 2027	1.50:1.00
September 30, 2027	1.50:1.00
December 31, 2027	1.50:1.00
March 31, 2028	1.50:1.00
June 30, 2028	1.50:1.00
September 30, 2028	1.50:1.00
December 31, 2028	1.50:1.00

(b) Liquidity. Permit Liquidity of the Loan Parties to be less than $10,000,000 at any time.

Section 7.04. Real Property; Certain Excluded Subsidiaries.

(a) Purchase or otherwise acquire any real property without the prior written consent of the Administrative Agent; or

(b) permit PLX Acquisition Corp. to have any operations or hold any assets, so long as it constitutes an Excluded Subsidiary.

ARTICLE VIII

CASH MANAGEMENT ARRANGEMENTS

AND OTHER COLLATERAL MATTERS

Section 8.01. Cash Management Arrangements. (a) The Loan Parties shall (i) maintain cash management services at one or more commercial banks (each a “Cash Management Bank”) and (ii) except as otherwise provided under Section 8.01(b), deposit or cause to be deposited promptly, and in any event no later than the next Business Day after the date of receipt thereof, all proceeds in respect of any Collateral, all Collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by any Loan Party (including payments made by Account Debtors directly to any Loan Party) (other than Excluded Property) into a Cash Management Account.

(b) Subject to Section 5.03, the Loan Parties shall, with respect to each Cash Management Account (other than Excluded Accounts), deliver to the Collateral Agent a Control Agreement with respect to such Cash Management Account. The Loan Parties shall not maintain, and shall not permit any of their Domestic Subsidiaries to maintain, cash, Cash Equivalents or other amounts in any deposit account or securities account, unless the Collateral Agent shall have received a Control Agreement in respect of each such Cash Management Account (other than Excluded Accounts).

(c) Upon the terms and subject to the conditions set forth in a Control Agreement with respect to a Cash Management Account, all amounts received in such Cash Management Account shall at the Administrative Agent’s direction be wired each Business Day into the Administrative Agent’s Accounts, except that, so long as no Event of Default has occurred and is continuing, the Administrative Agent will not direct the Cash Management Bank to transfer funds in such Cash Management Account to the Administrative Agent’s Accounts.

ARTICLE IX

EVENTS OF DEFAULT

Section 9.01. Events of Default. Each of the following events shall constitute an event of default (each, an “Event of Default”):

(a) any Borrower shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan, any Collateral Agent Advance, or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of three (3) Business Days or (ii) all or any portion of the principal of the Loans;

(b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any Authorized Officer of the foregoing under any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made or deemed made;

(c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in (i) Section 7.01(a) (other than clauses (ix) and (xxi) thereof) or in clause (a), (b), (f)(ii) or (j)(ii) of Article 6 of the Security Agreement, and such failure, if capable of being remedied, shall remain unremedied for five (5) Business Days after the occurrence thereof or (ii) Section 7.01(a)(ix), Section 7.01(b), Section 7.01(c), Section 7.01(d), Section 7.01(h), Section 7.01(m), Section 7.02, Section 7.03, Article VIII or any Loan Party shall fail to perform or comply with any covenant or agreement contained in the Security Agreement (other than any such covenant or agreement described in foregoing clause (i));

(d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 30 days after the earlier of the date a senior officer of any Loan Party has knowledge of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party;

(e) any Loan Party or any of its Subsidiaries shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of the Threshold Amount, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(f) any Loan Party or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property (other than, for the avoidance of doubt, to the extent permitted under Section 7.02(c)(i)(y) with respect to the liquidation or dissolution of any Subsidiary), (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

(g) any proceeding shall be instituted against any Loan Party or any of its Subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of forty-five (45) days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

(h) any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any Loan Party party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(i) the Security Agreement or any other Collateral Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders (subject to Permitted Specified Liens) on any Collateral or portion thereof with a value in excess of the Threshold Amount purported to be covered thereby;

(j) one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding the Threshold Amount in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against any Loan Party or any of its Subsidiaries and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of forty-five (45) consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

(k) [reserved];

(l) [reserved];

(m) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party or its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(n) [reserved];

(o) (i) there shall occur one or more ERISA Events, or (ii) there exists any fact or circumstance that could reasonably be expected to result in the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 4068 of ERISA upon the property or rights to property of any Loan Party or any of its ERISA Affiliates;

(p) [reserved]; or

(q) a Change of Control shall have occurred;

then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the payment of the Applicable Premium with respect to the Loans so repaid (if any), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents, including, without limitation, the Applicable Premium (if any), shall be accelerated and become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

ARTICLE X

AGENTS

Section 10.01. Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, bidding (including credit bidding), disposing (including pursuant to the applicable provision of the Bankruptcy Code), holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. Each Secured Party agrees that no Agent is under any obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Agents may perform any and all of their duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Agents and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent.

Section 10.02. Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto.

(b) Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any of its Related Parties or any other trustee, co-agent or other Person (including any Lender). Any such Related Party, trustee, co-agent or other Person shall benefit from this Article X to the extent provided by the applicable Agent.

Section 10.03. Rights, Exculpation, Etc. The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the

Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify the Agents and the other Lenders thereof in writing. Each Lender agrees that, except with the written consent of an Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under applicable law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or other similar Dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code.

Section 10.04. Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any oral communication or telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

Section 10.05. Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and the Related Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent’s or such Related Party’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the Termination Date.

Section 10.06. Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Loans made by it, each Person constituting an Agent, in its capacity as a Lender, shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

Section 10.07. Successor Agent. (a) Any Agent may at any time give at least 30 days’ prior written notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Administrative Borrower, to appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor’s Agent’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights (other than any rights of reimbursement for any costs, expenses, indemnities or other amounts due and owing to the Agent prior to the resignation thereof), powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent.

Section 10.08. Collateral Matters.

(a) The Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Revolving Loans that are Reference Rate Loans. The Collateral Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.01. The Collateral Agent shall notify each Lender and the

Administrative Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

(b) The Lenders hereby irrevocably authorize the Collateral Agent to (1) release any Lien granted to or held by the Collateral Agent upon any Collateral on the Termination Date in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if the property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its Guarantee otherwise in accordance with the Loan Documents; or that constitutes Excluded Property; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02 and (2) release any Guarantor (other than the Administrative Borrower or any Borrower (except as otherwise permitted hereunder)) from its obligations under the Guarantee if such Person ceases to be a Guarantor (or becomes an Excluded Subsidiary) as a result of a transaction or designation permitted hereunder. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

(c) Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary or reasonably requested by the Administrative Borrower to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s reasonable opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

(d) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and (iii) the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. The Collateral Agent shall have its own independent right to demand payment of the amounts payable by the Borrowers under the Loan Documents, irrespective of any discharge of the Borrowers’ obligations to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in insolvency proceedings affecting the Borrowers to preserve their entitlement to be paid those amounts.

(e) [Reserved].

(f) The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

(g) No holder of Swap Obligations shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement. No holder of Swap Obligations that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or Agent and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, no Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Hedge Agreements.

Section 10.09. Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

Section 10.10. No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Money Laundering Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations.

Section 10.11. No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions.

Section 10.12. No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 10.13. Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender:

(a) is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Administrative Borrower or any of its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report,

(b) expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports,

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Administrative Borrower and its Subsidiaries and will rely significantly upon the Administrative Borrower’s and its Subsidiaries’ books and records, as well as on representations of their personnel,

(d) agrees to keep all Reports and other material, non-public information regarding the Administrative Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 10.14. Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent or its designee who shall have full authority to do all acts necessary to protect the Agents’ and the Lenders’ interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account.

Section 10.15. Subordination and Intercreditor Agreements. Each Lender hereby grants to the Collateral Agent all requisite authority to enter into or otherwise become bound by, and to perform its obligations and exercise its rights and remedies under and in accordance with the terms of, any subordination or intercreditor agreement and Lender hereby grants to the Collateral Agent all requisite authority to enter into or otherwise become bound by, and to perform its obligations and exercise its rights and remedies under and in accordance with.

Section 10.16. [Reserved].

Section 10.17. Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents.

Section 10.18. Erroneous Payments.

(a) If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 10.18 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting the immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii) such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.18(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 10.18(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.18(a) or on whether or not an Erroneous Payment has been made.

(c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party; provided that this Section 10.18 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrowers for the purpose of a payment on the Obligations.

(e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

Each party’s obligations, agreements and waivers under this Section 10.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the applicable Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

ARTICLE XI

GUARANTY

Section 11.01. Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees, as a primary obligor and not as a surety to each Secured Party and their respective permitted successors and assigns, the punctual payment in cash when due, without any demand or notice whatsoever, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding) fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. The Guarantors hereby jointly and severally agree that if the Borrowers or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower. Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations. In no event shall the obligation of any Guarantor hereunder exceed the maximum amount such Guarantor could guarantee under any Debtor Relief Law.

Section 11.02. Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses (other than the occurrence of the Termination Date) it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any extension of the time for any performance of or compliance with the Guaranteed Obligations, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c) the acceleration of maturity of any of the Obligations, or any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party;

(e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

Section 11.03. Waiver. Each Guarantor hereby waives (i) presentment, protest, promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral or proof of reliance by any Secured Party upon this Guaranty, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor (other than the occurrence of the Termination Date). Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

Section 11.04. Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

Section 11.05. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless the Termination Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the Termination Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations, and (ii) the Termination Date shall have occurred, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 11.06. Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06.

ARTICLE XII

MISCELLANEOUS

Section 12.01. Notices, Etc.

(a) Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01):

Comscore, Inc.

11950 Democracy Drive, Suite 600

Reston, Virginia 20190

Attention: Mary Margaret Curry, Chief Financial Officer

Email: [   ], with a copy to [   ]

with a copy to:

Vinson & Elkins L.L.P.

Texas Tower

845 Texas Avenue

Suite 4700

Houston, Texas 77002

Attention: Darin Schultz; Maya Bobbitt

Email: [   ]

if to the Administrative Agent or the Collateral Agent, to it at the following address:

Blue Torch Finance LLC

c/o Blue Torch Capital LP

150 East 58th Street, 39th Floor

New York, New York 10155

Email: [   ]

with a copy to:

SEI – Blue Torch Capital Loan Ops

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Telecopier: [   ]

Email: [   ]

in each case, with a copy to:

Willkie Farr & Gallagher LLP

300 North LaSalle Dr., Suite 5000

Chicago, Illinois 60654-3406

Attention: G. Brad Laken

Telephone: [   ]

Telecopier: [   ]

Email: [   ]

All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent.

(b) Electronic Communications.

(i) Each Agent and the Administrative Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Agents, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication.

(ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (A) and (B) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

Section 12.02. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee Letter), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Lenders or extending an existing Lien over additional property, by the Agents and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), (y) in the case of any other waiver or consent, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall:

(i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of such Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders) (it being understood that (x) no amendment, modification, waiver of, deferral of, or consent to departure from any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of any Lender and (y) no amendment, modification or waiver of any condition precedent, representation, warranty, covenant, Default, Event of Default, the financial covenant definitions or financial ratios or any component thereof, default interest, “most favored nation” protection, mandatory prepayment or mandatory reduction of the Commitments shall constitute a reduction or forgiveness in the interest rates or the fees or premiums for purposes of this clause (i)); provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Post-Default Rate” or to waive any obligation of the Loan Parties to pay interest at the Post-Default Rate;

(ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders);

(iii) amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders);

(iv) release all or substantially all of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate the Obligations to any other Indebtedness or subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders on all or substantially all of the Collateral (other than Liens permitted under this Agreement as in effect on the Effective Date) or release all or substantially all of the value of the Guarantees (except in connection with a Disposition of the Equity Interests thereof permitted by Section 7.02(c)(ii)), in each case, without the written consent of each Lender; provided, that the Required Lenders may elect to release all or a substantial portion of the Collateral without the requirement to obtain the written consent of each Lender if such release is in connection with (x) an exercise of remedies by the Collateral Agent at the direction of the Required Lenders pursuant to Section 9.01 or (y) any Disposition of all or a substantial portion of the Collateral by one or more of the Loan Parties with the consent of the Required Lenders after the occurrence and during the continuance of an Event of Default so long as such Disposition is conducted in a commercially reasonable manner as if such Disposition were a disposition of collateral by a secured creditor in accordance with Article 9 of the UCC; or

(v) amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 without the written consent of each Lender directly and adversely affected thereby.

(b) Notwithstanding anything to the contrary in Section 12.02(a):

(i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents;

(ii) any amendment, waiver or consent to any provision of this Agreement (including Sections 4.01 and 4.02) that permits any Loan Party, any Permitted Holder (or other equity holder of the Administrative Borrower) or any of their respective Affiliates to purchase Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 12.07 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required Lenders rather than the prior written consent of each Lender directly affected thereby;

(iii) any Control Agreement, Guaranty, mortgage, Security Agreement, Intellectual Property Security Agreement, collateral access agreement, landlord waiver or other agreement or document purporting to create or perfect a security interest or grant a Lien in any of the Collateral, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (a “Collateral Document”) may be amended, waived or otherwise modified with the consent of the applicable Agent and the applicable Loan Party without the need to obtain the consent of any Lender or any other Person if such amendment, modification, supplement or waiver is delivered in order (A) to comply with local Requirements of Law (including foreign law or regulatory requirements) or advice of local counsel, (B) to cure any ambiguity, inconsistency, omission, mistake or defect or (C) to cause such Collateral Document to be consistent with this Agreement and the other Loan Documents, and if the Administrative Agent and the Administrative Borrower shall have jointly identified an ambiguity, inconsistency, omission, mistake or defect, in each case, in any provision of any Loan Document (other than a Collateral Document), then the Administrative Agent and the Administrative Borrower shall be permitted to amend such provision; any amendment, waiver or modification pursuant to this paragraph shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof;

(iv) no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03;

(v) the Administrative Agent and the Administrative Borrower may enter into an amendment to this Agreement pursuant to Section 2.07(g) to reflect an alternate service or index rate and such other related changes to this Agreement as may be applicable; and

(vi) no Defaulting Lender, Loan Party, Permitted Holder (or other equity holder of the Administrative Borrower) or any of their respective Affiliates that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Loans held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than such Defaulting Lender, Loan Party, Permitted Holder (or other equity holder of the Administrative Borrower) or Affiliate).

(c) If any action to be taken by the Lenders hereunder requires the consent, authorization, or agreement of all of the Lenders or any Lender affected thereby, and a Lender other than any Affiliate or Related Funds of the Administrative Agent (the “Holdout Lender”) fails to give its consent, authorization, or agreement, then the Administrative Borrower, upon at least five (5) Business Days’ prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute lenders (each, a “Replacement Lender”), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any Applicable Premium or any other premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 12.07. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of Loans.

Section 12.03. No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

Section 12.04. Expenses; Attorneys’ Fees. The Borrowers will pay within fifteen (15) Business Days after the date of receipt of demand, all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, limited in the case of legal fees, costs, charges and expenses, to the reasonable and documented out-of-pocket fees, costs, client charges and expenses of a single primary outside counsel for the Agents taken as a whole (and, in the case of clauses (b) through (m) below, the Agents and the Lenders, taken as a whole) (and one local counsel in each relevant jurisdiction for the Agents and the Lenders, taken as a whole, and, in the event of any actual or perceived conflict of interest among any Agents and/or Lenders, one additional primary outside counsel and local counsel in each relevant jurisdiction for each group of Agents and/or Lenders similarly situated taken as a whole), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of the Agents’ or any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) any Environmental Claim, Environmental Liability or Remedial Action arising from or in connection with the past, present or future operations of, or any property currently, formerly or in the future owned, leased or operated by, any Loan Party, any of its Subsidiaries or any predecessor in interest, (k) any Environmental Lien, (l) [reserved], or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents and (y) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, during the continuation of an Event of Default, any Agent may itself perform or cause performance of such covenant or agreement, and the documented out-of-pocket expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers. The obligations of the Borrowers under this Section 12.04 shall survive the Termination Date.

Section 12.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all Obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

Section 12.06. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.07. Assignments and Participations.

(a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

(b) Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to:

(i) all or a portion of its Term Loan Commitment and any Term Loan made by it with the written consent of the Collateral Agent, and so long as no Default or Event of Default has occurred and is continuing, the Administrative Borrower (such consent not to be unreasonably withheld); provided that, the Administrative Borrower shall be deemed to have consented to any such assignment of unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof to an Authorized Officer of the Administrative Borrower; and

(ii) all or a portion of its Revolving Credit Commitment and the Revolving Loans made by it with the written consent of each Agent, and so long as no Default or Event of Default has occurred and is continuing, the Administrative Borrower (such consent not to be unreasonably withheld); provided that, the Administrative Borrower shall be deemed to have consented to any such assignment of unless it shall have objected thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof to an Authorized Officer of the Administrative Borrower;

provided, however, that no written consent of the Administrative Borrower, the Collateral Agent or the Administrative Agent shall be required (A) in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

(c) Assignments shall be subject to the following additional conditions:

(i) Each such assignment shall be in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof);

(ii) The parties to each such assignment shall execute and deliver to the Collateral Agent (and the Administrative Agent, if applicable), for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent, for the benefit of the Collateral Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender) and all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering or terrorist financing rules and regulations, including the USA PATRIOT Act; and

(iii) No such assignment shall be made to (A) any Loan Party, any Permitted Holder (or other equity holder of the Administrative Borrower) or any of their respective Affiliates or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(iv) The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”), applicable tax forms (as required under Section 2.09(d)) and all requested “know your customer” documentation.

(d) Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least 3 Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(e) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(f) The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the “Registered Loans”) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(g) Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Collateral Agent pursuant to Section 12.07(b) (which consent of the applicable Agent must be evidenced by such Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance.

(h) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s).

(i) If any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name and address of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. Neither the Administrative Agent nor any Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, no Agent (in its capacity as an Agent) shall have responsibility for maintaining a Participant Register or for ensuring that the Lenders observe the provisions of this clause (i)

(j) Any Lender who purchases or is assigned any portion of such Registered Loan shall comply with Section 2.09(d).

(k) Each Lender may sell participations (without the consent of the Administrative Borrower, any Agent or any other Lender) to one or more banks or other entities (other than a natural person or the Administrative Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document) and (iv) a participant shall not be entitled to receive any greater payment under Article II, Article III or Article IV than the applicable Lender would have been entitled to receive absent the sale of such the participation sold to such participant, except for with the prior written consent of the Agents and the Administrative Borrower. The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section 2.10 of this Agreement (subject to the requirements and limitations therein, including the requirements under Section 2.09(d) (it being understood that the documentation required under Section 2.09(d) shall be delivered to the participating Lender) with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender.

(l) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to, or other indebtedness issued by, such Lender pursuant to a securitization transaction (including any structured warehouse credit facility, collateralized loan obligation transaction or similar facility or transaction, and including any further securitization of the indebtedness or equity issued under such a transaction) (a “Securitization”); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall cooperate with such Lender and its Affiliates to effect a Securitization, including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Loans or any Securitization.

(m) Subject to Section 12.19, each Borrower authorizes each Lender to disclose to any participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning each Borrower and its Affiliates that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates in connection with such Lender’s credit evaluation of each Borrower and its Affiliates prior to becoming a party to this Agreement.

Section 12.08. Counterparts.

(a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b) The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents, including any Assignment and Acceptance shall be deemed to include electronic signatures or electronic records each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signature in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 12.09. Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 12.10. Consent to Jurisdiction; Service of Process and Venue.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH

ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PARTIES HERETO TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b) Each party hereto irrevocably and unconditionally agrees that it will not commence any action or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof.

Section 12.11. Waiver of Jury Trial, Etc. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH SUCH PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH PARTY HERETO HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO ENTERING INTO THIS AGREEMENT.

Section 12.12. Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion.

Section 12.13. No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 12.14. Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party.

Section 12.15. Indemnification; Limitation of Liability for Certain Damages.

(a) In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable and documented out-of-pocket costs and expenses (limited in the case of legal fees, costs and expenses to the reasonable and documented out-of-pocket attorneys’ fees, costs and expenses of a single primary outside counsel for all Indemnitees, taken as a whole (and one local counsel in each relevant jurisdiction for all Indemnitees, taken as a whole, and, in the event of any actual or perceived conflict of interest among any Indemnitees, one additional primary outside counsel and local counsel in each relevant jurisdiction for each group of Indemnitees similarly situated taken as a whole)) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, of any Environmental Claim or any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrowers’ use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Administrative Borrower or the handling of the Loan Account and Collateral of the Borrowers as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, litigation, investigation or proceeding relating to or arising out of any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee or any other Indemnitee that is one of its Related Parties, as determined by a final non-appealable judgment of a court of competent jurisdiction.

(b) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees set forth in this Section 12.15 are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

(c) Each Agent and each Lender, on behalf of itself and its Related Parties that are Indemnitees, and each Loan Party hereby agrees that it shall not assert, and hereby waives, any claim against the other parties hereto and the Indemnitees, as applicable, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each such Person (on behalf of itself and its applicable Related Parties) hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(d) The indemnities and waivers set forth in this Section 12.15 shall survive the Termination Date.

(e) This Section 12.15 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

Section 12.16. Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

Section 12.17. Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and permitted assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

Section 12.18. Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

For purposes of this Section 12.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

Section 12.19. Confidentiality. Each Agent and each Lender agrees (on behalf of itself and its Related Parties) to maintain the confidentiality of the Confidential Information with at least the same degree of care that it uses to protect its own confidential and proprietary information of a similar nature, but in no event less than a commercially reasonable degree of care under the circumstances; provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates, its Related Parties or the Related Parties of any Person described in clause (ii) or (iii) below, in each case, who have a reasonable need to know such information (it being understood that the Persons to whom such disclosure is made either will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19 or is subject to other customary confidentiality obligations); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) hereunder or any party to a Securitization, so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization agrees, in writing, to be bound by or is otherwise subject to customary confidentiality obligations (including, without limitation, confidentiality provisions similar in substance to this Section 12.19); (iv) to the extent required by any Requirement of Law or judicial process or as otherwise requested by any Governmental Authority; provided that, if legally permissible, such Person shall promptly notify the Administrative Borrower in writing (via email or otherwise) of the existence and terms of such required disclosure so that the Administrative Borrower or its applicable Affiliates may seek a protective order or other appropriate relief from the proper authority (at the Administrative Borrower’s and its Affiliates’ sole expense); (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency; (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (viii) to any other Person if such information is general portfolio information that does not identity the Loan Parties, or (ix) with the prior written consent of the Administrative Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to any Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments.

Section 12.20. Public Disclosure. Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrowers and at such Agent or Lender’s sole expense, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate; provided, however, that the first such disclosure may not occur prior to the filing of the Administrative Borrower’s current report on Form 8-K disclosing the execution of this Agreement and the closing of the transactions contemplated hereby.

Section 12.21. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

Section 12.22. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrowers, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrowers in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act.

Section 12.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 12.24. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b) As used in this Section 12.24, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[~~REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK~~XXXXXXXXX ]

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.~~

~~BORROWER:~~
~~COMSCORE, INC.~~

~~By:~~
~~Name: Mary Margaret Curry~~
~~Title: Chief Financial Officer and Treasurer~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

~~GUARANTORS:~~

~~PROXIMIC, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~M.LABS, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~LNKMTR, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~FULL CIRCLE STUDIES, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~MARKETSCORE, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~TMRG, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

~~VOICEFIVE, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~CREATIVE KNOWLEDGE, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~CSWS, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~COMSCORE EUROPE, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~HOLLYWOOD SOFTWARE, INC.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~COMSCORE BRAND AWARENESS, L.L.C.~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: Secretary~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

~~RENTRAK, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: Secretary~~

~~SS MEDIA HOLDCO, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: Secretary~~

~~SHAREABLEE, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: Secretary~~

~~SCORRESEARCH, LLC~~

~~By:~~
~~Name: Ashley Wright~~
~~Title: President and Secretary~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

~~COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC~~

~~By:~~
~~Name: Kevin Genda~~
~~Title: Authorized Signatory~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

~~LENDERS:~~

~~[__]~~

~~By:~~
~~Name:~~
~~Title:~~

~~[Signature Page Blue Torch ‒ Financing Agreement]~~

Exhibit 99.1

Comscore Announces Pivotal Recapitalization Transaction with Preferred Stockholders

Reduces Senior Capital, Eliminates Preferred Dividend Burden, and

Enhances Alignment Between Stockholders

RESTON, Va., September 29, 2025 – Comscore, Inc. (Nasdaq: SCOR), a trusted partner for planning, transacting and evaluating media across platforms, today announced a signed recapitalization transaction (the “Recapitalization”) with its preferred stockholders: Charter Communications, Liberty Broadband Corporation, and an affiliate of Cerberus Capital Management. The transaction reduces the amount of senior capital in the Company’s capital structure, eliminates the preferred dividend burden, realigns interests across stockholders, and strengthens corporate governance – all of which is designed to increase Comscore’s public market capitalization and position the Company for future investment and growth. The transaction is subject to customary closing conditions and approval by the Company’s stockholders, including a separate vote by the Company’s disinterested (unaffiliated) common stockholders.

The proposed Recapitalization is the result of an extensive review process conducted by a special committee of disinterested (unaffiliated) members of Comscore’s Board of Directors, culminating in a unanimous recommendation that the Board approve the Recapitalization and enter into definitive agreements with the Company’s preferred stockholders. The Board unanimously approved the Recapitalization and related agreements.

As part of the Recapitalization, the preferred stockholders will exchange their existing Series B preferred shares for common stock and shares of a new Series C preferred stock of the Company. Assuming an estimated closing date of December 15, 2025, the Recapitalization implies the exchange of (i) approximately $80.0 million of existing liquidation preference for common stock at an effective price of $8.11 per share, a 48% premium to the 90-day VWAP of $5.465 per share as of September 26, 2025, and (ii) $183.7 million of remaining liquidation preference for new Series C preferred stock at a price of $14.50 per share. The new preferred stock will be convertible into common stock at an initial rate of 1:1 and will pay no annual dividends, eliminating the Company’s current dividend obligation of more than $18.0 million per year. The Recapitalization will also eliminate the preferred stockholders’ current right to a special dividend of at least $47.0 million.

Jon Carpenter, Comscore’s CEO, remarked, “This transaction strengthens Comscore’s foundation for long-term growth. With greater financial flexibility, we are positioned to lead as AI transforms media buying and performance. Comscore’s unique cross-platform measurement capabilities put us at the forefront of this shift. I am excited for this next chapter of Comscore, and I look forward to delivering value for all our stockholders, partners, and employees.”

Matt McLaughlin, a member of Comscore’s Board of Directors and the Special Committee formed to negotiate the Recapitalization on behalf of the Company, said, “Following a thorough review process led by the Special Committee and its independent advisors, this transaction demonstrates the conviction of our entire Board that Comscore’s long-term success is contingent upon a united stockholder base where all stand to benefit. The Special Committee believes Comscore’s improved capital structure will increase market interest in our common stock, create upside value for our stockholders, and improve our competitive positioning relative to peers. As a Board, we find Comscore’s current market capitalization to significantly undervalue the Company, a sentiment shared by many of our common stockholders. We are keenly focused on rebuilding our stockholders’ confidence and trust in Comscore’s ability to execute a successful long-term strategy, and the Recapitalization is an important step in this journey.”

Key Terms of the Recapitalization

The key terms of the proposed Recapitalization include:

•

Implied exchange of approximately $80.0 million of outstanding Series B liquidation preference for common stock at $8.11 per share (assuming an estimated closing date of December 15, 2025), resulting in issuance of 9.86 million common shares

•

Implied exchange of remaining $183.7 million of Series B liquidation preference for shares of new Series C preferred stock at $14.50 per share, resulting in issuance of 12.67 million Series C preferred shares that are convertible to common stock at an initial rate of 1:1

•	No outstanding Series B preferred shares following exchange

•	Elimination of costly and dilutive dividend obligations

•	Elimination of annual dividends of approximately $18.0 million per year

•	Elimination of preferred stockholders’ right to a special dividend of at least $47.0 million

•	Comscore can force conversion of Series C shares to common stock if the VWAP exceeds $18.85 and other conditions are met

•	Shares issued in the exchange and upon conversion are to be registered for resale and tradeable, subject to existing transfer restrictions (per stockholders agreement) and the following provision:

•

Initial common shares issued at closing and any shares received upon voluntary conversion by the preferred stockholders will have a six-month lockup period for any resales below $12.50 per share. Resales at or above $12.50 per share are not subject to the six-month lockup

•	One-time fixed cash payment of $6.0 million (in aggregate) to preferred stockholders in 2028

•	Reduction in total Board size from 10 to 7 and a reduction in preferred stockholders’ director designation rights from 6 to 4

•	Preferred stockholders will each designate one director and collectively nominate a fourth director / Board chair, subject to applicable independence and qualification requirements

•	CEO will remain a director

•	Non-management, unaffiliated directors will be reduced from 3 to 2

•

Annualized cash compensation for the Board will be reduced by more than 20%, incremental to recent reductions in equity compensation; in addition, the non-management directors eligible for equity compensation will be reduced from 9 to 6

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•	Company cannot increase or decrease Board size without majority unaffiliated director approval

•	Preferred stockholders must vote neutrally in the election of unaffiliated directors

•

Amendment and restatement of existing stockholders agreement to contemplate the new governance structure and increase the required preferred stockholder threshold to maintain director designation rights from 5% to 7.5%

•	Series C preferred stockholders are entitled to vote as a single class with the holders of common stock on an as-converted basis
•	Total voting power of preferred stockholders at closing (including common and preferred shares owned at closing) will be capped at 49.99%

•	Transaction also includes individual voting caps, conversion caps, and a standstill

•	Amendment of the Company’s certificate of incorporation to increase the number of authorized shares to permit the exchange and future conversion of Series C preferred stock into common stock

•	Concurrent amendment of senior secured credit facility to facilitate transaction

•	Recapitalization and related transactions will require stockholder approval on an as-converted basis

•	Recapitalization is also conditioned on approval by a majority of votes cast by disinterested (unaffiliated) stockholders

•	Stockholder meeting expected to be held in December 2025

•	No change expected to day-to-day business operations or employee, customer, or supplier obligations

•	Transaction does not foreclose consideration of divestitures and other alternatives to create value for the Company’s stockholders

The aggregate number of common shares expected to be issued pursuant to the Recapitalization (on an as-converted basis, assuming full conversion of the Series C preferred stock on a 1:1 basis without regard to limitations on conversion) is 22,531,338, representing approximately 81.8% of the total as-converted common shares on a post-closing basis.

Additional Information about the Recapitalization

Given the preferred stockholders’ status as related parties of the Company, the review and negotiation of the Recapitalization were led by a Special Committee composed solely of Board members who were not designated by or affiliated with any preferred stockholder. Goldman Sachs & Co. LLC served as financial advisors to the Special Committee, and Richards, Layton & Finger, PA served as independent legal counsel to the Special Committee. In determining to recommend the Recapitalization, among other things, the Special Committee considered Comscore’s overall capital structure and financial condition, public market capitalization, existing dividend obligations, liquidity and business needs, dilution and compensation considerations, strategic alternatives to the Recapitalization, and perspectives shared by holders of the Company’s common stock.

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Based on the recommendation of the Special Committee and the factors set forth above, the Board unanimously approved the Recapitalization and the related transactions and recommends that the Company’s stockholders approve the Recapitalization and the related transactions.

Required Approvals and Implementation of the Recapitalization

On September 26, 2025, the Company entered into an amendment to its financing agreement with Blue Torch Finance LLC to facilitate the Recapitalization and related transactions. The amendment is expected to become effective concurrently with the Recapitalization and is a condition to closing.

The Recapitalization and related matters will require approval by the Company’s stockholders on an as- converted basis, in addition to a separate class vote by the preferred stockholders. The Company is also seeking approval by a majority of the votes cast by “disinterested stockholders” of the Company, as defined in Section 144(e)(5) of the Delaware General Corporation Law. Comscore intends to file a proxy statement with the SEC in connection with the proposed Recapitalization, with a special meeting of stockholders currently expected to be held in December 2025.

In addition to the foregoing approvals, the Recapitalization is subject to the satisfaction or waiver of customary closing conditions. If all requisite approvals are obtained, the Recapitalization is expected to close shortly after the special meeting of stockholders in December 2025.

About Comscore

Comscore is a global, trusted partner for planning, transacting and evaluating media across platforms. With an unmatched data footprint that combines digital, linear TV, over-the-top and theatrical viewership intelligence with advanced audience insights, Comscore empowers media buyers and sellers to quantify their multiscreen behavior and make meaningful business decisions with confidence. A proven leader in measuring digital and TV audiences and advertising at scale, Comscore is the industry’s emerging third-party source for reliable and comprehensive cross-platform measurement.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote.

This communication may be deemed to be solicitation material in respect of the proposed transaction and related matters. Comscore intends to file a proxy statement on Schedule 14A with the SEC in connection with the solicitation of proxies by Comscore in connection with the proposed transaction. Comscore also intends to file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement will be provided to Comscore’s stockholders when available. Before making any voting decision with respect to the proposed transaction, stockholders of Comscore are urged to read the definitive proxy statement regarding the proposed transaction (including any amendments or supplements thereto) and other relevant materials carefully and in their entirety when they become available because they will contain important information about the proposed transaction.

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The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Comscore with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from Comscore at www.comscore.com or by directing a request to Comscore’s Investor Relations team at investor@comscore.com or by calling (617) 466-9257.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Comscore and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding Comscore’s directors and executive officers is available in its proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 30, 2025, and in its Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 6, 2025. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, Comscore’s expectations, plans and opinions regarding the proposed Recapitalization, Recapitalization terms and related matters; alignment of stockholder interests; future investments and growth opportunities; execution of the Company’s strategy; the attractiveness of Comscore as an investment opportunity; improvements in public market capitalization, value and competitive positioning; future business operations and obligations to employees, customers and suppliers; stockholder approvals; transaction timing; and post-transaction Board composition. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, changes in the Recapitalization and related agreement terms; failure to obtain required stockholder approvals or “disinterested stockholder” approval; failure to receive any required government authorizations or customer, vendor or debtholder consents; delays in closing the transaction; changes in the Company’s business; external market conditions; and Comscore’s ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to Comscore’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that Comscore makes from time to time with the SEC, which are available on the SEC’s website (www.sec.gov).

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Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. Comscore does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Media

Marie Scoutas

Comscore, Inc.

Press@comscore.com

Investors

Jackie Marcus or Nick Nelson

Alpha IR Group

617-466-9257

Investor@comscore.com

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